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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number          811-08200
                                  ----------------------------------------------


                             BRIDGEWAY FUNDS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              5615 Kirby Drive, Suite 518, Houston, TX 77005-2448
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                        John N.R. Montgomery, President
                       Bridgeway Capital Management, Inc.
              5615 Kirby Drive, Suite 518, Houston, TX 77005-2448
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:       (713) 661-3500
                                                   -----------------------------

Date of fiscal year end:       06/30
                        ------------------

Date of reporting period:     12/31/03
                         -----------------

[BRIDGEWAY FUNDS LOGO]

                                               Return to Peak

                                               Peak
                                               9/1/00 $54.83 (Dividend Adjusted)

                                                                    [LINE GRAPH]

March 10, 2004 December, 2003 Quarter - Semi-Annual Report

Dear Fellow Aggressive Investors 1 Fund Shareholder,

Our Fund returned 11.41% in the December quarter compared to 12.18% for our primary benchmark, the S&P 500 Index, and 11.12% for our peer group, the Lipper Capital Appreciation Funds Index. It was a mediocre quarter (on a relative basis), in spite of double-digit returns. The table below presents our December quarter, one-year, five-year, and life-to-date financial results according to the formula required by the SEC.

                                       December Qtr.      1 Year         5 Year        Life-to-Date
                                          10/1/03         1/1/03         1/1/99           8/5/94
                                      to 12/31/03(3)    to 12/31/03   to 12/31/03(4)  to 12/31/03(4)
                                      --------------    -----------   --------------  --------------
Aggressive Investors 1 Fund                11.41%          53.97%         22.94%         23.43%
S&P 500 Index (large companies)(1)         12.18%          28.68%         -0.57%         11.82%
Russell 2000 (small companies)(1)          14.52%          47.25%          7.13%         10.69%
Lipper Capital Appreciation Funds(2)       11.12%          31.15%          0.31%          9.15%

     Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call 1-800-661-3550 or visiting the Fund's website at www.bridgeway.com.

(1)The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks while the Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. (2)The Lipper Capital Appreciation Funds Index reflects the aggregate record of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index or average. (3)Periods less than one year are not annualized. (4)Periods longer than one year are annualized Returns listed in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

When we step back to see the full calendar year picture, things are quite a bit rosier. Fortunately, our strong relative performance in the prior three quarters was enough to give us a very attractive lead over each of our benchmarks for the full calendar year. We have now beaten the S&P 500 Index in each of the last five years and our peer group index in each of the last six. According to data from Lipper, Inc. at the end of 2003, the Aggressive Investors 1 Fund ranked 31st of 394 capital appreciation funds for the last twelve months, 2nd of 242 over the last five years and 31st of 419 since inception. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

As pictured in the upper right hand corner of this page, we have come a long way since the "market bottom" for our Fund on March 11, 2003, less than one year ago. We are now 76% of the way back to our all-time high, achieved in September, 2000. As much as I like to see positive returns and would like to see new highs, I'd prefer that the stock market come back more slowly along with the economy.

Performance Summary

TRANSLATION: Although we lagged our market benchmarks in the last quarter, we're beating each of them by significant margins over the one-year, five-year, and life-to-date periods. Overall, our models have been performing well since the bottom of the market just less than a year ago.

The graph below presents the quarterly cumulative performance of our Fund and its peer benchmarks since inception.

GROWTH OF $10,000 INVESTED IN VARIOUS FUNDS AND INDEXES FROM 8/5/94 (INCEPTION)
                                   TO 12/31/03

                                  [LINE GRAPH]

                                        8/5/1994     9/30/1994     12/30/1994     3/30/1995     6/30/1995
AGGRESSIVE INVESTORS 1 PORTFOLIO       10,000.00     10,520.41      10,876.83     10,891.13     11,952.68
S&P 500 (LARGE STOCKS)                 10,000.00     10,172.26      10,170.04     11,157.11     12,218.77
RUSSELL 2000 (SMALL GROWTH STOCKS)     10,000.00     10,514.54      10,320.20     10,796.56     11,808.72
LIPPER CAPITAL APPRECIATION  FUNDS     10,000.00     10,453.49      10,304.59     11,023.26     12,054.65
                                                           5.2%           3.4%          0.1%          9.7%
                                                           1.7%           0.0%          9.7%          9.5%
                                                           3.5%           3.4%         -9.6%          0.2%
                                                                                                    22.19%

                                       9/30/1995    12/30/1995      3/30/1996     6/30/1996     9/30/1996
AGGRESSIVE INVESTORS 1 PORTFOLIO       12,963.19     13,824.14      15,396.70     17,123.43     17,894.29
S&P 500 (LARGE STOCKS)                 13,186.90     13,978.37      14,727.73     15,387.14     15,859.08
RUSSELL 2000 (SMALL GROWTH STOCKS)     12,974.99     13,256.21      13,932.62     14,629.61     14,679.11
LIPPER CAPITAL APPRECIATION  FUNDS     13,242.75     13,560.28      14,307.39     14,937.89     15,300.36
                                             8.5%          6.6%          11.4%         11.2%          4.5%
                                             7.9%          6.0%           5.4%          4.5%          3.1%
                                             0.5%          0.6%           6.0%          6.7%          1.4%
                                                                                      25.93%


                                      12/30/1996     3/30/1997      6/30/1997     9/30/1997    12/31/1997
AGGRESSIVE INVESTORS 1 PORTFOLIO       18,275.29     17,105.76      20,537.85     24,188.53     21,613.52
S&P 500 (LARGE STOCKS)                 17,179.30     17,642.95      20,716.54     22,266.41     22,903.43
RUSSELL 2000 (SMALL GROWTH STOCKS)     15,442.75     14,644.25      17,018.15     19,550.96     18,896.27
LIPPER CAPITAL APPRECIATION  FUNDS     15,588.41     14,883.66      17,172.05     19,155.19     18,700.91
                                             2.1%         -6.4%          20.1%         17.8%        -10.6%
                                             8.3%          2.7%          17.4%          7.5%          2.9%
                                            -6.2%         -9.1%           2.6%         10.3%        -13.5%
                                                                        34.64%


                                       3/31/1998     6/30/1998      9/30/1998    12/31/1998     3/31/1999
AGGRESSIVE INVESTORS 1 PORTFOLIO       24,979.08     24,251.07      18,606.01     25,781.56     28,118.56
S&P 500 (LARGE STOCKS)                 26,091.41     26,950.33      24,274.54     29,435.48     30,900.19
RUSSELL 2000 (SMALL GROWTH STOCKS)     20,796.90     19,827.38      15,833.03     18,415.22     17,416.32
LIPPER CAPITAL APPRECIATION  FUNDS     21,091.67     21,448.10      18,370.11     22,438.07     23,516.02
                                            15.6%         -2.9%         -23.3%         38.6%          9.1%
                                            13.9%          3.3%          -9.9%         21.3%          5.0%
                                             1.7%         -6.2%         -13.3%         17.3%          4.1%
                                                         30.09%


                                       6/30/1999     9/30/1999     12/31/1999     3/31/2000     6/30/2000
AGGRESSIVE INVESTORS 1 PORTFOLIO       32,345.03     33,588.14      56,878.10     64,095.13     68,920.56
S&P 500 (LARGE STOCKS)                 33,074.64     31,013.29      35,627.82     36,444.91     35,476.75
RUSSELL 2000 (SMALL GROWTH STOCKS)     20,124.83     18,852.37      22,329.67     23,911.47     23,007.68
LIPPER CAPITAL APPRECIATION  FUNDS     25,797.83     24,773.52      31,227.16     34,037.75     30,745.67
                                            15.0%          3.8%          69.3%         12.7%          7.5%
                                             7.0%         -6.2%          14.9%          2.3%         -2.7%
                                             8.0%         10.1%          54.5%         10.4%         10.2%
                                           22.72%

                                       9/29/2000    12/29/2000      3/30/2001     6/30/2001     9/30/2001
AGGRESSIVE INVESTORS 1 PORTFOLIO       76,644.05     64,602.42      56,339.14     62,443.54     49,281.86
S&P 500 (LARGE STOCKS)                 35,132.82     32,383.85      28,544.58     30,215.17     25,780.88
RUSSELL 2000 (SMALL GROWTH STOCKS)     23,262.04     21,655.08      20,246.35     23,139.15     18,328.68
LIPPER CAPITAL APPRECIATION  FUNDS     31,254.96     27,189.90      23,311.09     25,171.22     19,846.98
                                            11.2%        -15.7%         -12.8%         10.8%        -21.1%
                                            -1.0%         -7.8%         -11.9%          5.9%        -14.7%
                                            12.2%         -7.9%          -0.9%          5.0%         -6.4%


                                      12/31/2001     3/31/2002      6/30/2002     9/30/2002    12/31/2002
AGGRESSIVE INVESTORS 1 PORTFOLIO       57,366.47     57,485.58      54,358.94     46,676.33     47,033.66
S&P 500 (LARGE STOCKS)                 28,535.88     28,614.47      24,780.87     20,499.36     22,229.13
RUSSELL 2000 (SMALL GROWTH STOCKS)     22,193.40     23,077.53      21,150.03     16,623.87     17,647.47
LIPPER CAPITAL APPRECIATION  FUNDS     22,862.07     22,658.42      19,410.40     16,362.64     17,378.95
                                            16.4%          0.2%          -5.4%        -14.1%          0.8%
                                            10.7%          0.3%         -13.4%        -17.3%          8.4%
                                             5.7%         -0.1%           8.0%          3.1%         -7.7%


                                       3/31/2003     6/30/2003      9/30/2003    12/31/2003
AGGRESSIVE INVESTORS 1 PORTFOLIO       46,333.88     59,465.79      65,004.41     72,419.03
S&P 500 (LARGE STOCKS)                 21,529.05     24,843.02      25,500.51     28,605.56
RUSSELL 2000 (SMALL GROWTH STOCKS)     16,854.79     20,802.96      22,691.37     25,986.56
LIPPER CAPITAL APPRECIATION  FUNDS     17,020.43     19,647.50      20,511.36     22,792.61
                                            -1.5%         28.3%           9.3%         11.4%
                                            -3.1%         15.4%           2.6%         12.2%
                                             1.7%         12.9%           6.7%         -0.8%



Detailed Explanation of Quarterly Performance

TRANSLATION: For the first time in a while, our best performers were from among our larger, more mature companies. Ford's stellar performance was a long time coming.

Eight stocks gained more than 30% in the December quarter:

Rank             Description                        Industry                % Gain
----   ------------------------------    ------------------------------     ------
 1     Ford Motor Co                     Auto Manufacturers                  48.6%
 2     FleetBoston Financial Corp        Banks                               44.8%
 3     E*TRADE Group Inc                 Diversified Financial Services      36.6%
 4     XTO Energy Inc                    Oil & Gas                           34.8%
 5     Eon Labs Inc                      Pharmaceuticals                     32.9%
 6     Engineered Support Systems Inc    Aerospace/Defense                   32.0%
 7     Nextel Communications Inc         Telecommunications                  31.4%
 8     Omnivision Technologies Inc       Semiconductors                      30.8%

Our top performer, Ford Motor Company, appreciated amid optimism about the company's new vehicle models, strong performance in government crash tests, and a positive economic outlook for the U.S. economy. Another strong performer for us this quarter was Nextel. This communications company was our third largest holding at the beginning of the quarter and notched a 31.4% gain as investors looked favorably on the company's position and prospects in the wireless telecommunications industry.

The continued rally of the December quarter was very broad based. Only one of our stocks, Airtran Holdings, declined by more than 30% (Airtran was down 36.6%). This regional airline company performed poorly during the quarter, due to concerns about intense competition in the discount airfare market. It was also perhaps overdue for a correction after tripling in price in the prior seven-month period.

Detailed Explanation of Calendar Year Performance

TRANSLATION: Our best performers in calendar 2003 reflected some of the best performers in the broader economy, notably, the Internet, Technology, and Homebuilders.

Our top performer for the year, Sina Corporation, was our third best performer in the June quarter and top performer in the September quarter. This global internet-media company operates Chinese language Internet destination sites.

Stocks ranked #1, 10, and 11 on the list below demonstrate the diversity of stocks in our Fund. The first is a relatively small foreign company on a tremendous growth curve. Ford is a large, mature U.S. company that had been undervalued. Nextel is a large communications company that represents our largest single holding. For the calendar year, five companies more than doubled; seventeen appreciated at least 50%:

Rank            Description                         Industry                % Gain
----   -----------------------------     ------------------------------     ------
 1     Sina Corp                         Internet                           217.4%
 2     Omnivision Technologies Inc       Semiconductors                     207.1%
 3     Amazon.Com Inc                    Internet                           153.1%
 4     E*TRADE Group Inc                 Diversified Financial Services     135.5%
 5     Hovnanian Enterprises Inc         Homebuilders                       123.2%
 6     Mid Atlantic Medical Services     Healthcare-Services                 90.5%
 7     Pacific Sunwear Of California     Retail                              82.5%
 8     Gen-Probe Inc                     Healthcare-Products                 78.8%
 9     Chesapeake Energy Corp            Oil & Gas                           75.5%
 10    Ford Motor Co                     Auto Manufacturers                  72.0%
 11    Nextel Communications Inc         Telecommunications                  66.3%
 12    Western Digital Corp              Computers                           63.1%
 13    j2 Global Communications Inc      Internet                            60.7%
 14    Ryland Group Inc                  Home Builders                       58.9%
 15    Eon Labs Inc                      Pharmaceuticals                     55.3%
 16    XTO Energy Inc                    Oil & Gas                           54.9%
 17    Movie Gallery Inc                 Retail                              54.4%

Of course, even with the reemergence of a bull market, not all of our stocks went up. Fortunately, only PEC Solutions declined as much as 50%:

Rank           Description                        Industry                  % Loss
----   ---------------------------          -------------------             ------
 1     PEC Solutions Inc                    Computers                       -58.4%
 2     Boston Communications Group          Telecommunications              -46.6%
 3     FTI Consulting Inc                   Commercial Services             -37.4%
 4     Airtran Holdings Inc                 Airlines                        -36.6%
 5     WebEx Communications Inc             Internet                        -30.3%

Boston Communications Group, another telecommunications company, demonstrated the downside risk associated with smaller companies relying on one "kingpin" customer. Last summer the company revealed that its largest customer, Verizon Wireless, was planning to test an internal billing system that could replace the need for Boston Communications Group's services. The stock (fortunately a smaller diversifying position) declined 40% in just one day.

Top Ten Holdings

Continuing a trend over the last year, our top ten stocks have accounted for an increasing percentage of the entire fund. The 50% level is higher than any period since 1999, which demonstrates the capability of our fund to focus on a smaller number of stocks that our models indicate have strong upside potential with disproportionately less downside risk. At quarter end, communications comprised our largest sector representation at 27.6% of net assets, followed by technology at 19.5% and financials at 15.6%.

                                                                              Percent of
Rank             Description                            Industry              Net Assets
----    ------------------------------       ------------------------------   ----------
  1     Nextel Communications Inc            Telecommunications                  10.9%
  2     Sandisk Corp                         Computers                            6.1%
  3     Avid Technology Inc                  Software                             5.3%
  4     E*Trade Financial Corp               Diversified Financial Services       5.2%
  5     Earthlink Inc                        Internet                             5.2%
  6     Knight Trading Group Inc             Diversified Financial Services       4.9%
  7     Engineered Support Systems Inc       Aerospace/Defense                    3.6%
  8     Omnivision Technologies Inc          Semiconductors                       3.4%
  9     Mid Atlantic Medical Services        Healthcare-Services                  2.7%
 10     Kos Pharmaceuticals Inc              Pharmaceuticals                      2.6%
                                                                                 ----
        Total                                                                    49.9%

Feedback from a Shareholder

As you know, we solicit feedback at the end of each shareholder letter. We want to know what our shareholders are thinking or experiencing and their ideas on how we can improve. Recently a shareholder wrote to express appreciation for our historical risk-adjusted returns, frugality, open communications, and integrity. He also offered two suggestions for shareholder letters.

The first was to provide some insight into how we perceived the stock market climate during the quarter or semi-annual period. The second was to explain the application of our strategy with respect to that market environment. I have to admit that insight on the market climate is generally lacking in these letters and that exploitative macro-market strategy is altogether missing. I spend very little time thinking about the direction of the market or the economy. One of the strengths of our quantitative stock picking process is continuing to apply our investment process uniformly in all market environments. Thus, I might have insights on the market retroactively, but prospectively, I'm just trying to pick one good stock at a time by following our models.

I occasionally provide some statistical comments when they are dramatic or when they help explain our performance. They are always in the light of "Monday morning quarterbacking;" they are rarely prospective in tone. For example, in 2003 one dramatic market trend was that some of the best performing stocks were "lower quality" ones with poor fundamentals and higher debt, characteristics that our models in aggregate might shy away from. We beat the market with this fund in spite of underemphasizing this kind of stock. (If we had underperformed our market benchmark, I may have discussed this trend as a factor.)

Changes At Bridgeway

TRANSLATION: We consider good shareholder service both essential and delightful. Your Bridgeway Funds staff continually looks for ways to improve service quality, while "putting the squeeze" on costs. Outsourcing the account maintenance (transfer agent) function has provided more choices for shareholders investing directly with Bridgeway and has rendered more Bridgeway staff resources available to all callers with questions about our Funds.

Calendar year 2003 was a challenging one for our industry. For our fund family and shareholders, it was also a challenging year - more and less. We started the year with more people on staff but less help with fund performance from a sluggish market. When the market slowly turned the corner, more investments flowed rapidly into the funds resulting in more closed funds, and giving investors less to choose from. Finally, in November four new Bridgeway funds opened, creating more Bridgeway products. Through all fluctuations, we remain dedicated to your best interests. In that spirit we have made changes to our operations - both to better serve you and to handle our growth. One change was in the transfer agency, which is the area of mutual fund companies that manages accounts and transactions, answers your questions about share ownership, and sends out confirmation statements and tax forms.

The Fund Services division of Citigroup, Global Transaction Services, which since acquired Forum Financial Group, serves as our transfer agent. Our association with Citigroup has expanded our level of service for all shareholders. Shareholders invested directly with Bridgeway now have a wider range of choices, such as account access via the Internet. Bridgeway's web site now enables direct shareholders to view their accounts and even trade on-line. We are very pleased with the response so far.

When you call us at 800-661-3550, direct shareholders may be connected to Citigroup to manage their accounts or to order a transaction by selecting 3. For questions concerning Bridgeway Funds' investing style, philosophy or methods, option 4 will connect you to our Bridgeway staff. Whether you hold your shares directly with Bridgeway or through a "fund marketplace" or brokerage firm, we encourage you to use as much Internet technology as you feel comfortable with to help keep the costs of your fund lower.

How Does He Invest His Money?

TRANSLATION: Some people say I have a steel stomach in a market downturn. Thus, my target allocation for my own investments is more aggressive than is appropriate for most people. However, I have trimmed back some on my very high exposure to very small companies.

Our phone representatives tell me that you're interested in knowing how I invest my own money. I personally have a high pain threshold in a market downturn. However, your individual situation won't be the same as mine, so I don't propose that you copy what I'm doing. (Perhaps I should say, "Don't try this at home," or "Don't try this at home unless you're in it for the long haul, have a steel stomach, and have carefully read the prospectus and are willing to accept above average market risk.") This information is by way of disclosing, not modeling.

I use Bridgeway-managed portfolios for 100% of my stock market investing needs. (No portfolio manager at Bridgeway is permitted to buy shares of stocks directly; we "eat our own cooking.") I have a very high threshold for short-term volatility. Also, I generally favor short-term and inflation-protected bond funds of other fund companies for money I might need in the short-term and can't afford to see decline significantly. The following new allocation reflects my significant trimming of ultra-small fund targets, since they have appreciated so tremendously in the last few years. To clarify, the following table shows my allocation of how I target use of our funds in investing my own money. It does not show how I manage money within each fund. Here's my target allocation:

                      TARGET ASSET ALLOCATION (% OF TOTAL)

                                   Less than                   Mid-term    Long-term    Long-term
                                    One-year    Short-term    Aggressive  Aggressive    Aggressive
    Bridgeway-managed Fund          Taxable       Taxable      Taxable      Taxable    Tax-Deferred
------------------------------     ---------    ----------    ----------  ----------   ------------
Ultra-Small Company                                   5           20           23           23
Micro-Cap Limited                                     5           18           19           19
Aggressive Investors 1                                            16           32           21
Aggressive Investors 2                                5           16           11           22
Calvert Large-Cap Growth                                           6            5            5
Balanced                                             25           24           10           10
Inflation-Protected Treasuries          30           30
Short-term bonds                        40           30
Cash                                    30
                                       ---          ---          ---          ---          ---
Total                                  100          100          100          100          100

I am currently slightly favoring Aggressive Investors 2 over Aggressive Investors 1 in my tax-deferred IRA account (only). This is likely only for the period that Aggressive Investors 2 has significantly less money under management and may therefore be the more "nimble" fund. Keep in mind that my target asset allocation discussed herein is for the period ended December 31, 2003. While my target asset allocation is fairly static (I believe it has changed twice in ten years), it could change in the future without notice. If/when that happens, I commit to updating shareholders either in their next letter or on our website.

Update on the Fund Industry Scandals

In the next shareholder letter I am planning to write an update on industry developments since my last report. There have been new revelations of impropriety, much criticism, speculation about who should have known what and an avalanche of proposed new regulations. In the midst of all this, like many others, I have asked myself what changes should take place to protect shareholder interests industry-wide. Our industry probably needs to pay more attention to compliance and new regulations to shore up some loopholes. Indeed, Bridgeway has budgeted more than twice the resources for compliance in 2004 than in 2003, partly in recognition of our growth and partly to stay on top of the new requirements. Nevertheless, I believe compliance, regulations, and even enforcement are a small part of the answer to protecting shareholders' interests, no amount of which will adequately protect shareholders if the men and women who serve the investing public do not apply principals of fairness and fiduciary duty. I believe the vast majority of these problems would vanish if leaders at all "levels" of fund companies would continually test their actions by asking one of our guiding principals, "What is in the best long-term interest of current shareholders?" We don't and won't always get it right, but we are very intentional in seeking to do so.

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here (including my personal targeted fund allocation presented above) are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or Fund applies only as of the quarter end, December 31, 2003, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. This report must be preceded or accompanied by a current Bridgeway Funds prospectus. Forum Fund Services, LLC, distributor. (03/04).

Conclusion

As always, we appreciate your feedback. We've gotten quite a bit of positive feedback from shareholders recently, both about our performance and some of our policies in light of recent industry scandals. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming -- we continually look for ways to improve our service.

Sincerely,

/s/ John Montgomery
John Montgomery

                              BRIDGEWAY FUNDS, INC.
                           AGGRESSIVE INVESTORS 1 FUND
                     SCHEDULE OF FUND INVESTMENTS, unaudited
                     Showing percentage of total net assets
                                December 31, 2003

Industry  Company                                       Shares         Value
--------  --------                                      ------         -----
Common Stock - 96.6%
  Aerospace & Defense - 3.6%
          Engineered Support Systems Inc                237,450     $ 13,073,997

  Airlines - 0.6%
          Airtran Holdings Inc *                        186,000        2,213,400

  Apparel - 3.1%
          Coach Inc *                                   220,000        8,305,000
          Guess ? Inc *                                 250,000        3,017,500
                                                                    ------------
                                                                      11,322,500

  Auto Manufacturers - 3.5%
          Ford Motor Co                                 388,100        6,209,600
          General Motors Corp                           121,600        6,493,440
                                                                    ------------
                                                                      12,703,040

  Banks - 1.2%
          FleetBoston Financial Corp                     95,800        4,181,670

  Commercial Services - 0.6%
          Exult Inc *                                   314,000        2,254,520

  Computers - 6.7%
          Cognizant Technology Solutions
            Corp *                                       44,000        2,008,160
          Sandisk Corp *                                362,600       22,191,120
                                                                    ------------
                                                                      24,199,280

  Diversified Financial Services - 14.4%
          Ameritrade Holding Corp *                     608,000        8,578,272
          Countrywide Financial Corp                     90,300        6,849,255
          E*Trade Financial Corp *                    1,502,900       19,011,685
          JP Morgan Chase & Co                            4,500          165,285
          Knight Trading Group Inc *                  1,212,800       17,779,648
                                                                    ------------
                                                                      52,384,145

  Electric - 1.7%
          Duke Energy Corp                              307,600        6,290,420

  Electrical Components & Equipment - 0.8%
          Energizer Holdings Inc *                       79,200        2,974,752

  Electronics - 1.6%
          Agilent Technologies Inc *                    200,000        5,848,000

  Healthcare - Products - 2.0%
          Gen-Probe Inc *                               111,300        4,059,111
          Inamed Corp *                                  62,850        3,019,943
                                                                    ------------
                                                                       7,079,054

  Healthcare - Services - 3.7%
          Coventry Health Care Inc *                     57,300        3,695,277
          Mid Atlantic Medical Services *               151,900        9,843,120
                                                                    ------------
                                                                      13,538,397

  Home Builders - 1.5%
          DR Horton Inc *                               122,413        5,295,586

  Internet - 11.5%
          Amazon.Com Inc *                               60,000        3,157,200
          Digital River Inc *                           286,200        6,325,020
          Earthlink Inc *                             1,868,000       18,680,000
          NetFlix Inc *                                  67,700        3,702,513
          Netbank Inc                                    89,000        1,188,150
          Sina Corp *                                   254,000        8,572,500
                                                                    ------------
                                                                      41,625,383

  Oil & Gas - 3.1%
          Chesapeake Energy Corp                        306,000        4,155,480
          Petroleo Brasileiro SA ADR                    124,200        3,631,608
          XTO Energy Inc                                124,666        3,528,048
                                                                    ------------
                                                                      11,315,136

  Pharmaceuticals - 7.0%
          Bristol-Myers Squibb Co                       140,000        4,004,000
          Eon Labs Inc *                                166,900        8,503,555
          Kos Pharmaceuticals Inc *                     216,100        9,294,461
          Teva Pharmaceutical
            Industries Ltd ADR                           62,000        3,516,020
                                                                    ------------
                                                                      25,318,036

  Retail - 0.9%
           Pacific Sunwear Of California *              159,050        3,355,955

  Semiconductors - 6.4%
           Cypress Semiconductor Corp *                 228,900        4,889,304
           National Semiconductor Corp *                150,000        5,911,500
           Omnivision Technologies Inc *                224,740       12,416,885
                                                                    ------------
                                                                      23,217,689

  Software - 6.5%
           Avid Technology Inc *                        401,600       19,276,800
           Novell Inc *                                 391,900        4,126,707
                                                                    ------------
                                                                      23,403,507

  Telecommunications - 16.1%
           Avaya Inc *                                  594,800        7,696,712
           Boston Communications Group *                142,600        1,324,754
           Nextel Communications Inc *                1,405,200       39,429,912
           SBC Communications Inc                       158,500        4,132,095
           Vimpel-Communications ADR *                   80,900        5,946,150
                                                                    ------------
                                                                      58,529,623

  Transportation - 0.0%
           Kirby Corp *                                      10              349
                                                                    ------------
  Total Common Stock (Identified
          Cost $271,162,076)                                        $350,124,439

Short-term Investments - 1.5%
  Money Market Funds - 1.5%
           First American Treasury Obligations
             Fund Class Z                             5,411,960        5,411,960
                                                                    ------------

  Total Short-term Investments
    (Identified Cost $5,411,960)                                    $  5,411,960
                                                                    ------------

Total Investments - 98.1% ($276,574,036)                            $355,536,399
Other Assets and Liabilities, net - 1.9%                               7,000,967
                                                                    ------------
Total Net Assets - 100.0%                                           $362,537,366
                                                                    ============

* Non-income producing security as no dividend were paid during the period from July 1, 2003 to December 31, 2003.

See accompanying notes to financial statements.

               BRIDGEWAY FUNDS, INC. - AGGRESSIVE INVESTORS 1 FUND
                 STATEMENT OF ASSETS AND LIABILITIES (unaudited)
                             As of December 31, 2003

ASSETS:
       Investments at value (cost - $276,574,036)                                               $ 355,536,399
       Cash                                                                                             4,195
       Receivable for shares sold                                                                     333,962
       Receivable for investments sold                                                              7,435,515
       Receivable for interest                                                                            386
       Receivable for dividends                                                                       197,466
       Prepaid expenses                                                                                25,521
                                                                                                -------------
          Total assets                                                                            363,533,444
                                                                                                -------------
LIABILITIES:

       Payable for shares redeemed                                                                    365,288
       Payable for management fee                                                                     511,269
       Accrued expenses                                                                               119,521
                                                                                                -------------
             Total liabilities                                                                        996,078
                                                                                                -------------
       NET ASSETS ( 7,453,040 SHARES OUTSTANDING)                                               $ 362,537,366
                                                                                                =============
       Net asset value, offering and redemption price per share ($362,537,366 / 7,453,040)      $       48.64
                                                                                                =============
NET ASSETS REPRESENT:
       Paid-in capital                                                                          $ 319,492,698
       Undistributed net realized loss                                                            (35,917,695)
       Net unrealized appreciation of investments                                                  78,962,363
                                                                                                -------------
       NET ASSETS                                                                               $ 362,537,366
                                                                                                =============

See accompanying notes to financial statements.

               BRIDGEWAY FUNDS, INC. - AGGRESSIVE INVESTORS 1 FUND
                       STATEMENT OF OPERATIONS (unaudited)
                   For the six months ended December 31, 2003

INVESTMENT INCOME:
                 Dividends                                    $    748,973
                 Securities lending                           $     68,993
                 Interest                                            7,032
                                                              ------------
                    Total income                                   824,998

EXPENSES:
                 Management fees                                 2,665,962
                 Accounting fees                                   310,384
                 Audit fees                                         19,845
                 Custody                                            22,176
                 Insurance                                          10,640
                 Legal                                              18,142
                 Registration fees                                   9,070
                 Directors' fees                                    15,371
                 Miscellaneous                                       5,297
                                                              ------------
                    Total expenses                               3,076,887
                                                              ------------
NET INVESTMENT LOSS                                             (2,251,889)
                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
                 Net realized gain on investments               43,135,316
                 Net realized loss on options                     (129,169)
                 Net change in unrealized appreciation          22,101,415
                                                              ------------
                 Net realized and unrealized gain (loss)        65,107,562
                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ 62,855,673
                                                              ============

See accompanying notes to financial statements.

              BRIDGEWAY FUNDS, INC. - AGGRESSIVE INVESTORS 1 FUND
                 STATEMENT OF CHANGES IN NET ASSETS (unaudited)

                                                                      Six months ended          Year ended
                                                                      December 31, 2003        June 30, 2003
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
       Net investment loss                                              $  (2,251,889)         $  (1,894,792)
       Net realized gain (loss) on investments                             43,135,316            (18,511,737)
       Net realized loss on options                                          (129,169)              (426,032)
       Net change in unrealized appreciation                               22,101,415             40,337,180
                                                                        -------------          -------------
           Net increase (decrease) resulting from operations               62,855,673             19,504,619
                                                                        -------------          -------------
       Distributions to shareholders:
           From net investment income                                               0                      0
           From realized gains on investments                                       0                      0
                                                                        -------------          -------------
             Total distributions to shareholders                                    0                      0
FUND SHARE TRANSACTIONS:
       Proceeds from sale of shares                                        39,671,976             37,797,341
       Reinvestment of dividends                                                    0                      0
       Cost of shares redeemed                                            (21,365,684)           (52,802,170)
                                                                        -------------          -------------
           Net increase (decrease) from Fund share transactions            18,306,292            (15,004,829)
                                                                        -------------          -------------
           Net increase in net assets                                      81,161,965              4,499,790
NET ASSETS:
       Beginning of period                                                281,375,401            276,875,611
                                                                        -------------          -------------
       End of period                                                    $ 362,537,366          $ 281,375,401
                                                                        =============          =============
Number of Fund shares:
       Sold                                                                   884,332              1,103,713
       Issued on dividends reinvested                                               0                      0
       Redeemed                                                              (476,720)            (1,642,863)
                                                                        -------------          -------------
           Net increase                                                       407,612               (539,150)
       Outstanding at beginning of period                                   7,045,428              7,584,578
                                                                        -------------          -------------
       Outstanding at end of period                                         7,453,040              7,045,428
                                                                        =============          =============

See accompanying notes to financial statements.

              BRIDGEWAY FUNDS, INC. - AGGRESSIVE INVESTORS 1 FUND
                        FINANCIAL HIGHLIGHTS (unaudited)
                (for a share outstanding throughout the period)

                                                                                             Year ended June 30,
                                                  Six months ended    -------------------------------------------------------------
                                                  December 31, 2003        2003            2002            2001           2000
PER SHARE DATA
       Net asset value,
             beginning of period                    $      39.94      $      36.51    $      41.94    $       48.99    $     26.02
                                                    ------------      ------------    ------------    -------------    -----------
       Income (loss) from
             investment operations:
                   Net investment loss*                    (0.31)            (0.27)          (0.34)           (0.42)         (0.60)
                   Net realized and
                         unrealized gain (loss)             9.01              3.70           (5.09)           (4.21)         27.86
                                                    ------------      ------------    ------------    -------------    -----------
       Total from investment operations                     8.70              3.43           (5.43)           (4.63)         27.26
                                                    ------------      ------------    ------------    -------------    -----------
       Less distributions to shareholders:
             Net investment income                          0.00              0.00            0.00             0.00           0.00
             Net realized gains                             0.00              0.00            0.00            (2.42)         (4.29)
                                                    ------------      ------------    ------------    -------------    -----------
       Total distributions                                  0.00              0.00            0.00            (2.42)         (4.29)
                                                    ------------      ------------    ------------    -------------    -----------
       Net asset value, end of period               $      48.64      $      39.94    $      36.51    $       41.94    $     48.99
                                                    ============      ============    ============    =============    ===========
TOTAL RETURN                                               21.79%             9.40%         (12.95%)          (9.40%)       113.08%

RATIOS & SUPPLEMENTAL DATA
       Net assets, end of period                    $362,537,366      $281,375,401    $276,875,611    $ 257,395,955    $44,901,522
       Ratios to average net assets: #
             Expenses after waivers
                   and reimbursements                       1.85%             1.90%           1.81%            1.80%          2.00%
             Expenses before waivers
                   and reimbursements                       1.85%             1.90%           1.81%            1.80%          2.01%
             Net investment loss after waivers
                   and reimbursements                      (1.36%)           (0.81%)         (0.89%)          (0.95%)        (1.52%)
       Portfolio turnover rate #                           162.8%            138.0%          154.0%           109.6%         156.9%

* Based on average daily shares outstanding.

# Annualized for periods less than a year

See accompanying notes to financial statements.

                              BRIDGEWAY FUNDS, INC.
                           AGGRESSIVE INVESTORS 2 FUND
                    NOTES TO FINANCIAL STATEMENTS (unaudited)

1.       Organization:

         Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share.

         On June 25, 2003 the Bridgeway Fund Board of Directors changed the name of Bridgeway Fund, Inc. to Bridgeway Funds, Inc. to more accurately describe the group of funds in the series. The Board also approved calling each "Portfolio" in the series a "Fund" to bring the investment companies' names in line with industry practice. Two funds were renamed: Ultra-Large 35 Index became Blue Chip 35 Index Fund to increase investors' understanding of the type of companies in which the fund invests and Ultra-Small Company Tax Advantage became Ultra-Small Company Market to simplify its name and to clarify that it may be appropriate for nontaxable accounts.

         Bridgeway is organized as a series fund and, as of December 31, 2003, has eleven funds: the Aggressive Investors 1, the Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Small-Cap Growth, Small-Cap Value, Large-Cap Growth and Large-Cap Value.

         On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On January 7, 2002, the Micro-Cap Limited Fund closed to all investors. On August 15, 2003, the Ultra-Small Company Market Fund closed to new investors.

         Bridgeway Capital Management, Inc. (the "Adviser") is the adviser.

2.       Significant Accounting Policies:

         The following is a summary of significant accounting policies followed in the preparation of financial statements of the Aggressive Investors 2 Fund (the "Fund").

         Securities, Options, Futures and other Investments Valuation

         Securities, and futures are valued at the closing price traded on a principal U.S. securities exchange and on NASDAQ. Options are valued at the average of the closing bid and ask prices. Non-convertible bonds, debentures, and other long-term debt securities are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds. Short-term investments (i.e. T-bills) are valued each day based on the straight-line amortization of the difference between settlement day price and par value until maturity. Investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

         Securities Lending

         Upon lending its securities to third parties, the Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

                              BRIDGEWAY FUNDS, INC.
                           AGGRESSIVE INVESTORS 2 FUND
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

2.       Significant Accounting Policies, Continued:

         Use of Estimates in Financial Statements

         In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

         Risks and Uncertainties

         The Fund provides for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

         12b-1 Plan

         The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees. The Fund acts as distributor of its shares, pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. In accordance with this plan, the Adviser pays all distribution (12b-1) fees on Class N shares. On October 22, 2003, shareholders approved an amendment to the plan to include a provision for a future class of shares, Class R, to accommodate 12b-1 fees up to a maximum of 0.25% for the purpose of paying for maintenance fees charged by more expensive "no-transaction fee" fund marketplaces.

         Other

         Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.       Securities Loaned:

         There were no securities on loan as of December 31, 2003.

4.       Management Contract:

         The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee, which is computed and paid monthly. It equals the total fee rate times the average daily net assets of the Fund for the month. The total fee rate, an annualized number, is comprised of two parts, the base fee rate and the performance fee rate. The base fee rate is based on the following annual rates: 0.90% of the first $250 million of the Fund's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The performance fee rate equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor's 500 Index with dividends reinvested (hereinafter "Index") over the trailing five-year period through the end of the prior quarter. The performance fee rate varies from a minimum of - 0.7% to a maximum of +0.7% However, the performance fee rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

                              BRIDGEWAY FUNDS, INC.
                           AGGRESSIVE INVESTORS 2 FUND
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

5.       Related Party Transactions:

         One director of the Fund, John Montgomery, is an owner and director of the Adviser. Mike Mulcahy is also a Director of both Bridgeway Funds and the Adviser. Under the Investment Company Act of 1940 definitions, they are considered to be "affiliated" and "interested." Compensation of John Montgomery is borne by the Adviser rather than the Fund. Mike Mulcahy and the other officers of the Fund are staff members of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

         The Adviser has agreed to reimburse the Aggressive Investors 2 Fund for any operating expenses above 1.9%.

6.       Derivative Instruments:

         The Fund may use derivative securities such as futures, stock options and index options.

         Futures

         A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund's exposure in these financial instruments. The Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund's activities in the futures contracts are conducted through regulated exchanges which do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Funds as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Securities in the Fund which serve as collateral for open futures contracts are indicated on the Schedule of Investments.

         Options

         An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by the Fund for the purchase of a call or a put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. Buying calls increases a fund's exposure to the underlying security to the extent of premium paid. Buying puts on a stock market index tends to limit a fund's exposure to a stock market decline. All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes.

7.       Custodial Agreement:

         The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, the Fund pays a fee, computed and paid monthly based on the average month end total assets of the Fund plus a fee per transaction.

                              BRIDGEWAY FUNDS, INC.
                           AGGRESSIVE INVESTORS 2 FUND
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

8.       Purchases and Sales of Investment Securities:

         Aggregate purchases and sales of investment securities, other than cash equivalents, were $49,457,931 and $22,970,629, respectively, during the six months ended December 31, 2003.

9.       Federal Income Taxes:

         The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax is provided.

         Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses, redemptions in kind and tax allocations. Accordingly, permanent differences in the character of income and distributions between financial statements and tax basis are reclassified to paid-in capital.

10.      Subsequent Event:

         On January 2, 2004 Forum Fund Services, LLC became the distributor, and the Fund Services division of Citigroup, Global Transaction Services became the transfer agent for Bridgeway Funds.

[BRIDGEWAY FUNDS LOGO]

March 10, 2003                    December, 2003 Quarter - Semi-Annual Report

Dear Fellow Aggressive Investors 2 Fund Shareholder,

Our Fund returned 10.16% in the December quarter compared to 12.18% for our primary benchmark, the S&P 500 Index, and 11.12% for our peer group, the Lipper Capital Appreciation Funds Index. It was a mediocre to poor quarter (on a relative basis), in spite of double-digit returns. The table below presents our December quarter, one-year and life-to-date financial results according to the formula required by the SEC.

                                                           December Qtr.             1 Year             Life-to-Date
                                                             10/1/03                 1/1/03               10/31/01
                                                          to 12/31/03(3)           to 12/31/03          to 12/31/03(4)
                                                          --------------           -----------          --------------
Aggressive Investors 2 Fund                                    10.16%                 44.01%                9.36%
S&P 500 Index (large companies)(1)                             12.18%                 28.68%                4.00%
Russell 2000 (small companies)(1)                              14.52%                 47.25%               14.44%
Lipper Capital Appreciation Funds(2)                           11.12%                 31.15%                4.47%

     Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call 1-800-661-3550 or visit the Fund's website at www.bridgeway.com. Returns listed in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks while the Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. (2)The Lipper Capital Appreciation Funds Index reflects the aggregate record of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index or average. (3)Periods less than one year are not annualized. (4)Periods longer than one year are annualized.

However, when we step back to see the full calendar year picture, things are quite a bit rosier. Fortunately, our strong relative performance in the prior three quarters was enough to give us a very attractive lead over each of our benchmarks for the full calendar year. The Fund was up 44.01% compared to 28.68% for the S&P 500 Index and 31.15% for our peer group index.

Performance Summary

This graph presents the quarterly and cumulative performance of our Fund and benchmarks since inception.

     GROWTH OF $10,000 INVESTED IN VARIOUS FUNDS AND INDEXES FROM 10/31/01
                            (INCEPTION) TO 12/31/01

                              [PERFORMANCE GRAPH]

                                      INC. 10/31/01     10/31/2001    12/31/2001     3/31/2002     6/30/2002     9/30/2002
AGGRESSIVE INVESTORS 2                                   10,000.00     10,410.00     10,380.00     10,250.00      8,330.00
S&P 500 (START 10/31/01)                                 10,000.00     10,861.51     10,891.42      9,432.25      7,802.60
RUSSELL 2000 (SMALL GROWTH STOCKS)                       10,000.00     11,440.48     11,896.24     10,902.63      8,569.44
LIPPER CAPITAL APPRECIATION  FUNDS                       10,000.00     11,027.45     10,929.22      9,362.55      7,892.47


                                         12/31/2002      3/31/2003     6/30/2003     9/30/2003    12/31/2003
AGGRESSIVE INVESTORS 2                     8,430.00       7,870.00     10,280.00     11,020.00     12,140.00
S&P 500 (START 10/31/01)                   8,460.99       8,194.52      9,455.91      9,706.17     10,888.03
RUSSELL 2000 (SMALL GROWTH STOCKS)         9,097.10       8,688.48     10,723.72     11,697.18     13,395.81
LIPPER CAPITAL APPRECIATION  FUNDS         8,382.68       8,209.75      9,476.91      9,893.59     10,993.94

Detailed Explanation of Quarterly Performance

TRANSLATION: A number of more mature industry companies (steel, auto, transportation, and banking) made our list of best performing stocks for the December quarter. Ford, which was a fourth best performing company, was a long time coming. Ten stocks gained more than 30% in the December quarter:

Rank              Description                                     Industry                          % Gain
----    ------------------------------                 ------------------------------               ------
 1      Schnitzer Steel Industries Inc                 Iron/Steel                                    84.4%
 2      General Maritime Corp                          Transportation                                53.9%
 3      Navigant Consulting Inc                        Commercial Services                           53.2%
 4      Ford Motor Co                                  Auto Manufacturers                            48.6%
 5      FleetBoston Financial Corp                     Banks                                         44.8%
 6      Sharper Image Corp                             Retail                                        41.6%
 7      E*TRADE Group Inc                              Diversified Financial Services                36.6%
 8      Gen-Probe Inc                                  Healthcare-Products                           34.7%
 9      Orthofix International NV                      Healthcare-Products                           33.8%
 10     Eon Labs Inc                                   Pharmaceuticals                               32.9%

Our top performing stock this quarter, Schnitzer Steel Industries Inc., is a steel manufacturer and recycler. The company expanded its auto parts business in 2003, and recently turned in a fourth successive quarter of rising revenues and profits. We initially bought the stock last summer, and made an additional investment in the December quarter. I am particularly pleased with Schnitzer's 84.4% gain (although it was a smaller, diversifying position). E*TRADE had been our best performer in the June quarter. The company continued to benefit from improving prospects for the securities industry and market in general.

Only two of our stocks declined by more than 30% in the December quarter. The first, Airtran, was down 36.8%. Airtran is a regional airline company that performed poorly due to concerns about intense competition in the discount airfare market. It was also perhaps overdue for a correction after tripling in price in the prior seven-month period. The second poor performer, Brightpoint Inc., is a mobile phone and accessory distributor that suffered a slow, but fairly steady decline over the quarter. Our position ended the quarter down 32.7%.

Detailed Explanation of Calendar Year Performance

TRANSLATION: Our best performers in calendar 2003 reflected some of the best performers in the broader economy, notably, the Internet, Technology, and Homebuilders.

Our top performer for the year, Sina Corporation, had been our second best performer in the June quarter and top performer in the September quarter. This global internet-media company operates Chinese language Internet destination sites.

The list below demonstrates the diversity of stocks in our Fund. The first is a relatively small foreign company on a tremendous growth curve. Ford is a large, mature U.S. company that had been undervalued. For the calendar year, four companies more than doubled, and eighteen appreciated at least 50%:

Rank             Description                                      Industry                          % Gain
----    ------------------------------                 ------------------------------               ------
 1      Sina Corp                                      Internet                                     216.9%
 2      E*TRADE Group Inc                              Diversified Financial Services               160.3%
 3      Schnitzer Steel Industries Inc                 Iron/Steel                                   133.8%
 4      General Maritime Corp                          Transportation                               118.0%
 5      Flagstar Bancorp Inc                           Savings & Loans                               98.3%
 6      Gen-Probe Inc                                  Healthcare-Products                           87.6%
 7      Western Digital Corp                           Computers                                     84.7%
 8      j2 Global Communications Inc                   Internet                                      81.8%

 9      Macromedia Inc                                 Internet                                      81.2%
 10     New Century Financial Corp                     Diversified Financial Services                81.1%
 11     Orthofix International NV                      Healthcare-Products                           74.0%
 12     Ford Motor Co                                  Auto Manufacturers                            72.0%
 13     Eon Labs Inc                                   Pharmaceuticals                               70.9%
 14     Digital River Inc                              Internet                                      60.4%
 15     American Pharm. Partners Inc                   Pharmaceuticals                               60.1%
 16     Sharper Image Corp                             Retail                                        59.2%
 17     Mid Atlantic Medical Services                  Healthcare-Services                           58.4%
 18     Amazon.Com Inc                                 Internet                                      53.2%

Of course, even with the return of a bull market, not all of our stocks went up. Fortunately, only two declined over 50%, PEC Solutions and Verisity:

Rank               Description                                     Industry                          % Loss
----    --------------------------------                   ----------------------                    ------
 1      Pec Solutions Inc                                  Computers                                 -57.5%
 2      Verisity Ltd                                       Computers                                 -51.0%
 3      Boston Communications Group                        Telecommunications                        -47.0%
 4      E-Loan Inc                                         Internet                                  -41.1%
 5      Airtran Holdings Inc                               Airlines                                  -36.8%
 6      SurModics Inc                                      Healthcare-Products                       -35.7%
 7      Brightpoint Inc                                    Distribution/Wholesale                    -32.7%
 8      Interdigital Communications Corp                   Telecommunications                        -32.0%
 9      FTI Consulting Inc                                 Commercial Services                       -31.7%

Of the remaining decliners, Boston Communications Group, a telecommunication company, demonstrated the downside risk associated with smaller companies relying on one "kingpin" customer. Last summer the company revealed that its largest customer, Verizon Wireless, was planning to test an internal billing system that could replace the need for Boston Communications Group's services. The stock, which was fortunately a smaller diversifying position, declined 40% in just one day. Our position ended the year down 47.0%.

Top Ten Holdings

Continuing a trend over the last year, our top ten stocks have accounted for an increasing percentage of the entire fund. This demonstrates the capability for our fund to be more focused on a smaller number of stocks that our models indicate have strong upside potential with disproportionately less downside risk. At quarter end, communications comprised our largest sector representation at 21.6% of net assets, followed by consumer cyclicals at 19.0% and technology at 16.3%.

                                                                                                          Percent of
Rank               Description                                         Industry                           Net Assets
----     ------------------------------                     ------------------------------                ----------
 1       Nextel Communications Inc                          Telecommunications                               9.4%
 2       Sandisk Corp                                       Computers                                        4.9%
 3       Earthlink Inc                                      Internet                                         4.8%
 4       Agilent Technologies Inc                           Electronics                                      4.2%
 5       Knight Trading Group Inc                           Diversified Financial Services                   3.5%
 6       Avid Technology Inc                                Software                                         2.9%
 7       Urban Outfitters Inc                               Retail                                           2.9%
 8       Engineered Support Systems Inc                     Aerospace/Defense                                2.8%
 9       DR Horton Inc                                      Home Builders                                    2.7%
 10      Coach Inc                                          Apparel                                          2.3%
                                                                                                            ----
         Total                                                                                              40.4%

Feedback from a Shareholder

As you know, we solicit feedback at the end of each shareholder letter. We want to know what our shareholders are thinking or experiencing and their ideas on how we can improve. Recently a shareholder wrote to express appreciation for our historical risk-adjusted returns, frugality, open communications, and integrity. He also offered two suggestions for shareholder letters.

The first was to provide some insight into how we perceived the stock market climate during the quarter or semi-annual period. The second was to explain the application of our strategy with respect to that market environment. I have to admit that insight on the market climate is generally lacking in these letters and that exploitative macro-market strategy is altogether missing. I spend very little time thinking about the direction of the market or the economy. One of the strengths of our quantitative stock picking process is continuing to apply our investment process uniformly in all market environments. Thus, I might have insights on the market retroactively, but prospectively I'm just trying to pick one good stock at a time by following our models.

I occasionally provide some statistical comments when they are dramatic or when they help explain our performance. They are always in the light of "Monday morning quarterbacking," and they are rarely prospective in tone. For example, in 2003 one dramatic market trend was that some of the best performing stocks were "lower quality" ones with poor fundamentals and higher debt, characteristics that our models in aggregate might shy away from. We beat the market with this fund in spite of underemphasizing this kind of stock. (If we had underperformed our market benchmark, I may have discussed this trend as a factor.)

Changes At Bridgeway

TRANSLATION: We consider good shareholder service both essential and delightful. Your Bridgeway Funds staff continually looks for ways to improve service quality, while "putting the squeeze" on costs. Outsourcing the account maintenance (transfer agent) function has provided more choices for shareholders investing directly with Bridgeway and has rendered more Bridgeway staff resources available to all callers.

Calendar year 2003 was a challenging one for our industry. For our fund family and shareholders, it was also a challenging year - more and less. We started the year with more people on staff but less help with fund performance from a sluggish market. When the market slowly turned the corner, more investments flowed rapidly into the funds resulting in more closed funds, and giving investors less to choose from. Finally, in November four new Bridgeway funds opened, creating more Bridgeway products. Through all fluctuations, we remain dedicated to your best interests. In that spirit we have made changes to our operations - both to better serve you and to handle our growth. One change was in the transfer agency, which is the area of mutual fund companies that manages accounts and transactions, answers your questions about share ownership, and sends out confirmation statements and tax forms.

The Fund Services division of Citigroup, Global Transaction Services, who acquired Forum Financial Group, serves as our transfer agent. Our association with Citigroup has expanded our level of service for all shareholders. Shareholders invested directly with Bridgeway now have a wider range of choices, such as account access via the Internet. Bridgeway's web site now enables direct shareholders to view their accounts and even trade on-line. We are very pleased with the response so far.

When you call us at 800-661-3550, direct shareholders may be connected to Citigroup to manage their accounts or to order a transaction by selecting 3. For questions concerning Bridgeway Funds' investing style, philosophy or methods, option 4 will connect you to our Bridgeway staff. Whether you hold your shares directly with Bridgeway or through a "fund marketplace" or brokerage firm, we encourage you to use as much Internet technology as you feel comfortable with to help keep the costs of your fund lower.

How Does He Invest His Money?

TRANSLATION: Some people say I have a steel stomach in a market downturn. Thus, my target allocation for my own investments is more aggressive than is appropriate for most people. However, I have trimmed back some on my very high exposure to very small companies.

Our phone representatives tell me that you're interested in knowing how I invest my own money. I personally have a high pain threshold in a market downturn. However, your individual situation won't be the same as mine, so I don't propose that you copy what I'm doing. (Perhaps I should say, "Don't try this at home," or "Don't try this at home unless you're in it for the long haul, have a steel stomach, have carefully read the prospectus and are willing to accept above average market risk.") This information is by way of disclosing, not modeling.

I use Bridgeway-managed portfolios for 100% of my long-term investing needs. (No portfolio manager at Bridgeway is permitted to buy shares of stocks directly; we "eat our own cooking.") I have a very high threshold for short-term volatility. Also, I generally favor short-term and inflation-protected bond funds of other fund companies for money I might need in the short-term and can't afford to see decline significantly. The following new allocation reflects my significant trimming of ultra-small fund targets, since they have appreciated so tremendously in the last few years. To clarify, the following table shows my allocation of how I target use of our funds in investing my own money. It does not show how I manage money within each fund. Here's my target allocation:

                         ASSET ALLOCATION (% OF TOTAL)

                                    Less than                           Mid-term         Long-term         Long-term
                                    One-year          Short-term       Aggressive       Aggressive        Aggressive
Bridgeway-managed Fund               Taxable            Taxable          Taxable          Taxable        Tax-Deferred
----------------------              ---------         ----------       ----------       ----------       ------------
Ultra-Small Company                                        5                20                23              23
Micro-Cap Limited                                          5                18                19              19
Aggressive Investors 1                                                      16                32              21
Aggressive Investors 2                                     5                16                11              22
Calvert Large-Cap Growth                                                     6                 5               5
Balanced                                                  25                24                10              10
Inflation-Protected Treasuries          30                30
Short-term bonds                        40                30
Cash                                    30
                                       ---               ---               ---               ---             ---
Total                                  100               100               100               100             100

I am currently slightly favoring Aggressive Investors 2 over Aggressive Investors 1 in my tax-deferred IRA account (only). This is likely only for the period that Aggressive Investors 2 has significantly less money under management and may therefore be the more "nimble" fund. Keep in mind that my asset allocation discussed herein is for the period ended December 31, 2003 and may not reflect my asset allocation at the time of printing this report or anytime thereafter.

Update on the Fund Industry Scandals

In the next shareholder letter I am planning to write an update on industry developments since my last report. There have been new revelations of impropriety, much criticism, speculation about who should have known what and an avalanche of proposed new regulations. In the midst of all this, like many others, I have asked myself what changes should take place to protect shareholder interests industry-wide. Our industry probably needs to pay more attention to compliance and new regulations to shore up some loopholes. Indeed, Bridgeway has budgeted more than twice the resources for compliance in 2004 than in 2003, partly in recognition of our growth and partly to stay on top of the new requirements. Nevertheless, I believe compliance, regulations, and even enforcement are a small part of the answer to protecting shareholders' interests, no amount of which will adequately protect shareholders if the men and women who serve the investing public do not apply principals of fairness and fiduciary duty. I believe the vast majority of these problems would vanish if leaders at all "levels" of fund companies would continually test their actions by asking one of our guiding principals, "What is in the best long-term interest of current shareholders?" We don't and won't always get it right, but we are very intentional in seeking to do so.

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here (including my personal targeted fund allocation presented above) are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or Fund applies only as of the quarter end, December 31, 2003, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. This report must be preceded or accompanied by a current Bridgeway Funds prospectus. Forum Fund Services, LLC, distributor. (03/04).

Conclusion

As always, we appreciate your feedback. We've gotten quite a bit of positive feedback from shareholders recently, both about our performance and some of our policies in light of recent industry scandals. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming -- we continually look for ways to improve our service.

Sincerely,

/s/ John Montgomery
John Montgomery

                              BRIDGEWAY FUNDS, INC.
                                  BALANCED FUND
                     SCHEDULE OF FUND INVESTMENTS, unaudited
                     Showing percentage of total net assets
                                December 31, 2003

   Industry          Company                                  Shares          Value
   --------          -------                                 -------         --------
Common Stock - 56.6%

        Advertising - 0.2%
                     Interpublic Group of Cos Inc *            1,400         $ 21,840

        Aerospace & Defense - 0.7%
                     General Dynamics Corp                       100            9,039
                     Lockheed Martin Corp                        270           13,878
                     Northrop Grumman Corp                       400           38,240
                     United Technologies Corp                    370           35,065
                                                                             --------
                                                                               96,222

        Agriculture - 0.8%
                     Monsanto Co                               4,100          117,998

        Airlines - 0.0%
                     Southwest Airlines Co                       400            6,456

        Apparel - 0.1%
                     Liz Claiborne Inc                           500           17,730

        Auto Manufacturers - 2.1%
                     Ford Motor Co                             5,100           81,600
                     General Motors Corp                       3,600          192,240
                     Paccar Inc                                  200           17,024
                                                                             --------
                                                                              290,864

        Auto Parts & Equipment - 0.2%
                     Johnson Controls Inc                        240           27,869
        Banks - 3.4%

                     AmSouth Bancorp                           1,740           42,630
                     Charter One Financial Inc                 1,000           34,550
                     First Tennessee National Corp             1,800           79,380
                     Marshall & Ilsley Corp *                  2,000           76,500
                     SouthTrust Corp                           1,750           57,295
                     State Street Corp                         1,700           88,536
                     Synovus Financial Corp                    1,500           43,380
                     Wells Fargo & Co                            800           47,112
                                                                             --------
                                                                              469,383

        Beverages - 1.2%
                     Anheuser-Busch Cos Inc                      600           31,608
                     Brown-Forman Corp                           500           46,725
                     Coca-Cola Enterprises Inc                 1,500           32,805
                     PepsiCo Inc                               1,300           60,606
                                                                             --------
                                                                              171,744

        Biotechnology - 1.6%
                     Digene Corp *                             4,000          160,400
                     Genzyme Corp *                              800           39,432
                     Millipore Corp *                            700           30,135
                                                                             --------
                                                                              229,967

        Building Materials - 0.1%
                     Masco Corp                                  500           13,705

        Chemicals - 0.7%
                     Great Lakes Chemical Corp                   200            5,438
                     Hercules Inc *                            2,300           28,060
                     Sigma-Aldrich Corp                        1,200           68,616
                                                                             --------
                                                                              102,114

        Commercial Services - 0.2%
                     H&R Block Inc                               400           22,148

        Computers - 2.7%
                     Apple Computer Inc *                        800           17,096
                     Computer Sciences Corp *                    700           30,961
                     EMC Corp/Massachusetts *                  3,700           47,804
        Computers, continued
                     Hewlett-Packard Co                        3,000           68,910
                     Lexmark International Inc *                 430           33,815
                     Sandisk Corp *                            2,400          146,880
                     Sungard Data Systems Inc *                  900           24,939
                                                                             --------
                                                                              370,405

        Cosmetics & Personal Care - 1.0%
                     Avon Products Inc                           800           53,992
                     Kimberly-Clark Corp                         600           35,454
                     Procter & Gamble Co                         500           49,940
                                                                             --------
                                                                              139,386

        Distribution & Wholesale - 0.2%
                     WW Grainger Inc *                           500           23,695

        Diversified Financial Services - 4.0%
                     Ameritrade Holding Corp *                 5,000           70,545
                     Bear Stearns Cos Inc                      1,100           87,945
                     Countrywide Financial Corp                  800           60,680
                     Fannie Mae                                  300           22,518
                     Franklin Resources Inc                      800           41,648
                     Goldman Sachs Group Inc *                   300           29,619
                     Lehman Brothers Holdings Inc                700           54,054
                     MBNA Corp                                 2,000           49,700
                     Merrill Lynch & Co Inc                    1,000           58,650
                     SLM Corp                                  1,410           53,129
                     T Rowe Price Group Inc                      700           33,187
                                                                             --------
                                                                              561,675

        Electric - 1.0%
                     American Electric Power Co Inc              300            9,153
                     Dominion Resources Inc                      160           10,213
                     Duke Energy Corp                            800           16,360
                     Edison International *                    1,400           30,702
                     Entergy Corp                                600           34,278
                     Southern Co                               1,250           37,813
                                                                             --------
                                                                              138,519

        Electrical Components & Equipment - 0.2%
                     American Power Conversion                 1,000           24,500

        Electronics - 0.2%
                     Jabil Circuit Inc *                         900           25,470

        Engineering & Construction - 0.1%
                     Fluor Corp                                  300           11,892

        Entertainment - 0.1%
                     International Game Technology               500           17,850

        Environmental Control - 0.1%
                     Waste Management Inc                        600           17,760

        Food - 0.8%
                     Campbell Soup Co                            600           16,080
                     Sysco Corp                                1,100           40,953
                     WM Wrigley Jr Co                          1,000           56,210
                                                                             --------
                                                                              113,243

        Forest Products & Paper - 0.3%
                     Boise Cascade Corp                          200            6,572
                     Georgia-Pacific Corp                      1,170           35,884
                                                                             --------
                                                                               42,456

        Gas - 0.2%
                     Nicor Inc                                   200            6,808
                     Peoples Energy Corp                         400           16,816
                                                                             --------
                                                                               23,624

                              BRIDGEWAY FUNDS, INC.
                                  BALANCED FUND
               SCHEDULE OF FUND INVESTMENTS, continued, unaudited
                     Showing percentage of total net assets
                               December 31, 2003

   Industry          Company                             Shares         Value
   --------          -------                            -------         -----
        Hand & Machine Tools - 0.1%
                     Snap-On Inc                           300         $  9,672

        Healthcare - Products - 1.5%
                     Bausch & Lomb Inc *                   700           36,330
                     Becton Dickinson & Co                 820           33,735
                     St Jude Medical Inc *                 540           33,129
                     Stryker Corp                          980           83,310
                     Zimmer Holdings Inc *                 400           28,160
                                                                       --------
                                                                        214,664

        Healthcare - Services - 0.2%
                     Aetna Inc                             500           33,790
                     UnitedHealth Group Inc *               20            1,164
                                                                       --------
                                                                         34,954

        Household Products & Wares - 0.2%
                     Clorox Co                             130            6,313
                     Fortune Brands Inc *                  400           28,596
                                                                       --------
                                                                         34,909

        Insurance - 2.1%
                     AMBAC Financial Group Inc             500           34,695
                     Allstate Corp                         500           21,510
                     American International Group Inc      800           53,024
                     Metlife Inc                           600           20,202
                     Principal Financial Group             600           19,842
                     Progressive Corp                    1,380          115,354
                     Safeco Corp                           620           24,137
                                                                       --------
                                                                        288,764

        Internet - 1.6%
                     Earthlink Inc *                    16,600          166,000
                     Symantec Corp *                     1,200           41,400
                     Yahoo! Inc *                          400           18,012
                                                                       --------
                                                                        225,412

        Leisure Time - 0.2%
                     Brunswick Corp                      1,070           34,058

        Lodging - 0.2%
                     Marriott International Inc            600           27,720

        Machinery - Construction & Mining - 0.2%
                     Caterpillar Inc                       300           24,906

        Machinery - Diversified - 0.1%
                     Deere & Co                            300           19,515

        Media - 1.8%
                     Comcast Corp *                      2,700           88,533
                     Dow Jones & Co Inc *                  300           14,955
                     McGraw-Hill Cos Inc                   270           18,878
                     Meredith Corp                       1,330           64,917
                     Time Warner Inc *                   1,200           21,588
                     Tribune Co                            680           35,088
                                                                       --------
                                                                        243,959

        Mining - 0.2%
                     Freeport-McMoRan Copper &
                        Gold Inc                           400           16,852
                     Newmont Mining Corp                   300           14,583
                                                                       --------
                                                                         31,435

        Miscellaneous Manufacture - 2.2%
                     3M Co                                 680           57,820
                     Crane Co *                          2,500           76,850
                     Danaher Corp                          650           59,638
                     ITT Industries Inc                    300           22,263
                     Pall Corp                           3,300           88,539
                                                                       --------
                                                                        305,110

        Office & Business Equipment - 0.2%
                     Pitney Bowes Inc                      600           24,372

        Oil & Gas - 2.3%
                     Amerada Hess Corp                     620           32,965
                     Anadarko Petroleum Corp               800           40,808
                     Apache Corp *                         500           40,550
                     Burlington Resources Inc            1,050           58,149
                     ConocoPhillips                        600           39,342
                     Exxon Mobil Corp                      900           36,900
                     Occidental Petroleum Corp             900           38,016
                     Royal Dutch Petroleum Co              600           31,434
                                                                       --------
                                                                        318,164

        Oil & Gas Services - 0.3%
                     Halliburton Co                      1,650           42,900

        Packaging & Containers - 0.1%
                     Bemis Co                              200           10,000

        Pharmaceuticals - 4.3%
                     Abbott Laboratories *               1,000           46,600
                     Allergan Inc *                        400           30,724
                     Bristol-Myers Squibb Co             5,300          151,580
                     Cardinal Health Inc                   890           54,432
                     Forest Laboratories Inc *             762           47,092
                     King Pharmaceuticals Inc *          1,300           19,838
                     Medco Health Solutions Inc *        2,100           71,379
                     Pfizer Inc                            742           26,215
                     Watson Pharmaceuticals Inc *        2,700          124,200
                     Wyeth                                 500           21,225
                                                                       --------
                                                                        593,285

        Pipelines - 0.1%
                     Dynegy Inc *                        4,200           17,976

        Retail - 3.1%
                     Autozone Inc *                        300           25,563
                     Bed Bath & Beyond Inc *               620           26,877
                     Best Buy Co Inc                       700           36,568
                     Dollar General Corp                   700           14,693
                     Gap Inc                             2,100           48,741
                     Lowe's Cos Inc                        640           35,450
                     Nordstrom Inc *                     1,200           41,160
                     Staples Inc *                         400           10,920
                     Starbucks Corp *                    1,600           53,056
                     Tiffany & Co                          400           18,080
                     Wendy's International Inc *         1,300           51,012
                     Yum! Brands Inc *                   1,850           63,640
                                                                       --------
                                                                        425,760

        Savings & Loans - 0.4%
                     Golden West Financial Corp            517           53,349

        Semiconductors - 2.5%
                     Altera Corp *                         500           11,325
                     Amkor Technology Inc *              4,000           72,560
                     Analog Devices Inc                  1,500           68,475
                     Broadcom Corp *                     1,400           47,628
                     Intel Corp                          1,200           38,460
                     LSI Logic Corp *                    2,700           23,949
                     PMC - Sierra Inc *                  2,200           44,220
                     QLogic Corp *                         500           25,785
                     Texas Instruments Inc                 470           13,809
                                                                       --------
                                                                        346,211

                              BRIDGEWAY FUNDS, INC.
                                  BALANCED FUND
               SCHEDULE OF FUND INVESTMENTS, continued, unaudited
                     Showing percentage of total net assets
                                December 31, 2003

        Industry     Company                                               Shares            Value
        --------     -------                                               ------            -----
        Software - 4.3%
                     Avid Technology Inc *                                  4,500         $   216,000
                     BMC Software Inc *                                     2,020              37,673
                     Citrix Systems Inc *                                   1,200              25,392
                     Electronic Arts Inc *                                  1,400              66,752
                     First Data Corp                                          700              28,763
                     IMS Health Inc                                           880              21,877
                     Novell Inc *                                          15,400             162,162
                     Oracle Corp *                                          3,060              40,484
                                                                                          -----------
                                                                                              599,103

        Telecommunications - 5.5%
                     AT&T Corp                                              1,600              32,480
                     AT&T Wireless Services Inc *                           9,000              71,910
                     Avaya Inc *                                           11,500             148,810
                     Ciena Corp *                                           1,500               9,840
                     Cisco Systems Inc *                                    1,400              33,922
                     Citizens Communications Co *                           2,400              29,808
                     Corning Inc *                                          4,000              41,720
                     Nextel Communications Inc *                            6,400             179,584
                     Qualcomm Inc                                             850              45,841
                     Sprint Corp-FON Group                                  4,500              73,890
                     Verizon Communications Inc                             2,900             101,732
                                                                                          -----------
                                                                                              769,537

        Toys, Games & Hobbies - 0.0%
                     Mattel Inc                                               200               3,854

        Transportation - 0.7%
                     FedEx Corp                                               700              47,250
                     Norfolk Southern Corp                                  1,000              23,650
                     United Parcel Service Inc/Georgia                        300              22,365
                                                                                          -----------
                                                                                               93,265

                                                                                          -----------

        Total Common Stock (Identified Cost $6,780,907)                                   $ 7,891,369

Mutual Funds - 0.2%

        REITS - 0.2%

                     Equity Residential                                       700              20,657

                                                                                          -----------

        Total Mutual Funds (Identified Cost $18,351)                                      $    20,657

Corporate Notes - 3.0%
        Corporate Notes - 3.0%

                     Luecadia National Corporation 7.75%

                        Senior Notes due 08/15/13                         400,000             420,500

                                                                                          -----------

        Total Corporate Notes (Identified Cost $415,315)                                  $   420,500

Short-term Bills - 18.6%
        Short-term Bills - 18.6%

                     U.S. Treasury Bill - due 01/02/2004                  900,000             899,946
                     U.S. Treasury Bill - due 01/29/2004                  400,000             399,696
                     U.S. Treasury Bill - due 03/11/2004                  600,000             598,932
                     U.S. Treasury Bill - due 04/15/2004                  300,000             299,130
                     U.S. Treasury Bill - due 04/29/2004                  400,000             398,636
                                                                                          -----------
                                                                                            2,596,340
                                                                                          ===========
        Total Short-term Bills (Identified Cost $2,591,977)                               $ 2,596,340

U.S. Government Obligations - 20.9%
       U.S. Government Obligations - 20.9%
                     U.S. Treasury Note - 1.625% due
                        01/31/2005                                        200,000         $   200,874
                     U.S. Treasury Note - 1.625% due
                        09/30/2005                                        300,000             300,000
                     U.S. Treasury Note - 1.625% due
                        10/31/2005                                        200,000             199,812
                     U.S. Treasury Note - 1.875% due
                        11/30/2005                                        200,000             200,500
                     U.S. Treasury Note - 1.875% due
                        12/31/2005                                        300,000             300,327
                     U.S. Treasury Note - 2.000% due
                        05/15/2006                                        200,000             200,124
                     U.S. Treasury Note - 2.000% due
                        11/30/2004                                        100,000             100,750
                     U.S. Treasury Note - 3.000% due
                        01/31/2004                                        100,000             100,187
                     U.S. Treasury Note - 3.000% due
                        2/29/2004                                         200,000             200,686
                     U.S. Treasury Note - 3.125% due
                        10/15/2008                                        200,000             199,780
                     U.S. Treasury Note - 3.375% due
                        04/30/2004                                        300,000             302,436
                     U.S. Treasury Note - 3.375% due
                        11/15/2008                                        200,000             201,686
                     U.S. Treasury Note - 3.500% due
                        11/15/2006                                        200,000             206,812
                     U.S. Treasury Note - 4.250% due
                        11/15/2013                                        200,000             200,062
                                                                                          -----------
                                                                                            2,914,036

                                                                                          -----------
        Total U.S. Government Obligations (Identified Cost
                                                                      $ 2,888,700)        $ 2,914,036

Short-term Investments - 3.1%
        Money Market Funds - 3.1%
                    First American Treasury Obligations

                         Fund Class Z                                     431,418             431,418
                                                                                          ===========
        Total Short-term Investments (Identified Cost $431,418)                           $   431,418

                                                                                          -----------

Total Investments - 102.4% (Cost $13,126,668)                                             $14,274,320

Covered Call Options Written - (1.1)%
        Agilent Technologies Inc
           expiring Apr 04 at $15.00                                          900              (1,148)
        Agilent Technologies Inc
           expiring Apr 04 at $35.00                                          900              (1,350)
        Agilent Technologies Inc
           expiring Feb 04 at $45.00                                        1,000              (3,000)
        Agilent Technologies Inc
           expiring Feb 04 at $7.50                                         2,500              (2,063)
        Agilent Technologies Inc
           expiring Jan 04 at $25.00                                          600              (3,420)
        Agilent Technologies Inc
           expiring Jan 04 at $32.50                                        2,000              (5,200)
        Agilent Technologies Inc
           expiring Jan 04 at $42.50                                        2,000             (21,900)

                              BRIDGEWAY FUNDS, INC.
                                  BALANCED FUND
               SCHEDULE OF FUND INVESTMENTS, continued, unaudited
                     Showing percentage of total net assets
                                December 31, 2003

        Industry     Company                                     Shares            Value
        --------     -------                                     ------            -----
Covered Call Options Written, continued
        Agilent Technologies Inc
             expiring Jan 04 at $45.00                              400          $  (2,400)
        Agilent Technologies Inc
             expiring Jan 04 at $47.50                            1,000             (6,000)
        Agilent Technologies Inc
             expiring Jan 04 at $50.00                              500             (2,750)
        Agilent Technologies Inc
             expiring Jan 04 at $7.50                             2,500             (1,375)
        Agilent Technologies Inc
             expiring Jan 04 at $70.00                              300             (3,345)
        Agilent Technologies Inc
             expiring Jan 04 at $70.00                              400                (80)
        Agilent Technologies Inc
             expiring Jan 04 at $80.00                              300             (1,635)
        Agilent Technologies Inc
             expiring Mar 04 at $12.50                            5,000             (7,750)
        Amedisys Inc
             expiring Feb 04 at $12.50                            2,500             (4,813)
        Amedisys Inc
             expiring Feb 04 at $20.00                            4,000             (3,400)
        Amedisys Inc
             expiring Jan 04 at $12.50                            2,500             (4,188)
        Apache Corp
             expiring Mar 04 at $25.00                              500               (663)
        AT&T Corp
             expiring Jan 04 at $12.50                            1,600                (40)
        AT&T Corp
             expiring Jan 04 at $16.00                              600             (1,170)
        Avaya Inc
             expiring Mar 04 at $15.00                            6,500             (3,738)
        Avaya Inc
             expiring Jan 04 at $50.00                            1,000             (1,075)
        Bank of America Corp
             expiring Feb 04 at $27.50                            2,500             (3,938)
        Bank of America Corp
             expiring Jan 04 at $17.50                            1,000             (1,275)
        Bank of America Corp
             expiring Jan 04 at $60.00                              400                (50)
        Bank of America Corp
             expiring Jan 04 at $75.00                              600             (3,120)
        Bankrate Inc
             expiring Jan 04 at $40.00                              200             (1,480)
        Burlington Resources Inc
             expiring Jan 04 at $35.00                              700               (543)
        Cardiotech International Inc
             expiring Jan 04 at $25.00                              800               (140)
        Ciena Corp
             expiring Jan 04 at $7.50                             1,500               (113)
        Citigroup Inc
             expiring Jan 04 at $65.00                              800               (200)
        Computer Sciences Corp
             expiring Jan 04 at $22.50                              700             (1,313)
        Digene Corp
             expiring Feb 04 at $40.00                            3,000            (10,500)
        Digene Corp
             expiring Jan 04 at $40.00                            1,000             (1,975)
        Electronic Arts Inc
             expiring Jan 04 at $42.50                            1,000             (5,250)
        Engineered Support Systems Inc
             expiring Feb 04 at $13.00                            1,000               (650)
        Engineered Support Systems Inc
             expiring Jan 04 at $14.00                              800                (60)
        Eon Labs Inc
             expiring Jan 04 at $10.00                           11,000             (5,225)
        Ford Motor Co
             expiring Jan 04 at $50.00                              500             (5,900)
        Halliburton Co
             expiring Feb 04 at $27.50                            1,000               (575)
        Halliburton Co
             expiring Jan 04 at $22.50                            2,000             (1,350)
        MAF Bancorp Inc
             expiring Feb 04 at $35.00                            1,500             (1,875)
        MAF Bancorp Inc
             expiring Feb 04 at $85.00                              500             (1,200)
        Multi-Color Corp
             expiring Jan 04 at $12.50                            1,400                (35)
        Nextel Communications Inc
             expiring Feb 04 at $30.00                            4,000             (2,700)
        Nicor Inc
             expiring Jan 04 at $12.50                            2,500               (125)
        Nobility Homes Inc
             expiring Feb 04 at $10.00                            5,000             (5,750)
        Nobility Homes Inc
             expiring Feb 04 at $12.50                            5,000             (1,500)
        Online Resources Corp
             expiring Jan 04 at $12.50                            1,500             (1,163)
        PAB Bankshares Inc
             expiring Feb 04 at $75.00                              600             (5,400)
        PMC - Sierra Inc
             expiring Jan 04 at $20.00                            1,100             (1,018)
        SBA Communications Corp
             expiring Jan 04 at $30.00                            1,000             (3,150)
        Snap-On Inc
             expiring Feb 04 at $60.00                            1,500             (8,625)
        Sprint Corp-Fon Group
             expiring May 04 at $17.50                            2,500             (1,625)
        Stryker Corp
             expiring Jan 04 at $32.50                              700             (1,698)
        Wyndham International Inc
             expiring Feb 04 at $40.00                            1,000             (1,200)
                                                                                 ---------
                                                                                  (163,224)

                                                                                 ---------

  Total Covered Call Options Written (Identified cost -
             $ 109,822)                                                          $(163,224)

  Put Options Written - (0.5)%
             Agilent Technologies Inc
                  expiring Feb 04 at $25.00                      10,000             (3,000)
             Agilent Technologies Inc
                  expiring Feb 04 at $50.00                       2,000             (2,200)
             Agilent Technologies Inc
                  expiring Jan 04 at $10.00                       5,000               (125)
             Agilent Technologies Inc
                  expiring Jan 04 at $20.00                       1,100               (275)
             Agilent Technologies Inc
                  expiring Jan 04 at $22.50                       1,000             (1,425)
             Agilent Technologies Inc
                  expiring Jan 04 at $45.00                       1,500               (113)
             Agilent Technologies Inc
                  expiring Jan 04 at $75.00                         300                (30)
             Agilent Technologies Inc
                  expiring Mar 04 at $12.50                       6,000             (6,450)
             Agilent Technologies Inc
                  expiring Mar 04 at $12.50                       2,000               (250)

                              BRIDGEWAY FUNDS, INC.
                                  BALANCED FUND
               SCHEDULE OF FUND INVESTMENTS, continued, unaudited
                     Showing percentage of total net assets
                                December 31, 2003

        Industry     Company                                      Shares                 Value
        --------     -------                                      ------                 -----
Put Options Written, continued
        Agilent Technologies Inc
             expiring Mar 04 at $15.00                               10,000          $     (6,500)
        Bank of America Corp
             expiring Jan 04 at $25.00                                1,000                   (75)
        Bank of America Corp
             expiring Mar 04 at $25.00                                3,000                  (525)
        Bank of America Corp
             expiring Mar 04 at $27.50                                2,000                (1,350)
        Dominion Resources Inc/VA
             expiring Apr 04 at $17.50                               10,000                (3,250)
        Dominion Resources Inc/VA
             expiring Feb 04 at $20.00                                1,000                  (750)
        Dominion Resources Inc/VA
             expiring Jan 04 at $17.50                               10,000                  (750)
        Dominion Resources Inc/VA
             expiring Jan 04 at $40.00                                3,000                (1,125)
        Engineered Support Systems Inc
             expiring Jan 04 at $17.50                                3,500                   (88)
        Eon Labs Inc
             expiring Feb 04 at $10.00                                3,500                (2,800)
        Eon Labs Inc
             expiring Jan 04 at $10.00                                6,500                (2,925)
        Ford Motor Co
             expiring Jan 04 at $12.50                                9,500                  (238)
        Jabil Circuit Inc
             expiring Jan 04 at $35.00                                1,600                  (440)
        Jabil Circuit Inc
             expiring Mar 04 at $35.00                                2,500                (2,625)
        MAF Bancorp Inc
             expiring Jan 04 at $25.00                                1,000                  (175)
        MAF Bancorp Inc
             expiring Jan 04 at $27.50                                2,400                  (240)
        Nextel Communications Inc
             expiring Feb 04 at $25.00                                5,000                (2,250)
        Nextel Communications Inc
             expiring Jan 04 at $25.00                                3,000                  (300)
        Nextel Communications Inc
             expiring Jan 04 at $20.00                                2,000                   (50)
        Nextel Communications Inc
             expiring Jan 04 at $22.50                                3,900                  (293)
        Nitches Inc
             expiring Apr 04 at $12.50                                9,000                (4,725)
        Nitches Inc
             expiring Jan 04 at $12.50                                5,000                  (375)
        Nobility Homes Inc
             expiring Feb 04 at $10.00                                6,500                (3,900)
        Snap-On Inc
             expiring Jan 04 at $75.00                                  700                (9,695)
        Urban Outfitters Inc
             expiring Feb 04 at $35.00                                3,000                (4,725)
        Urban Outfitters Inc
             expiring Jan 04 at $35.00                                4,000                (3,700)
                                                                                     ------------
                                                                                          (67,737)
                                                                                     ------------
  Total Put Options Written (Identified cost - $114,545)                                  (67,737)

  Other Assets and Liabilities, net - (0.8)%                                             (109,606)

                                                                                     ------------

  Total Net Assets - 100.0%                                                          $ 13,933,753
                                                                                     ============

* Non-income producing security as no dividends were paid during the period from July 1, 2003 to December 31, 2003.

See accompanying notes to financial statements.

               BRIDGEWAY FUNDS, INC. - AGGRESSIVE INVESTORS 2 FUND
                 STATEMENT OF ASSETS AND LIABILITIES (unaudited)
                             As of December 31, 2003

ASSETS:
        Investments at value (cost - $46,215,820)                                                  $ 53,676,287
        Cash                                                                                                310
        Receivable for shares sold                                                                      837,996
        Receivable for investments sold                                                               1,776,652
        Receivable for interest                                                                             612
        Receivable for dividends                                                                         28,078
        Prepaid expenses                                                                                 21,567
                                                                                                   ------------
              Total assets                                                                           56,341,502
                                                                                                   ------------
LIABILITIES:
        Payable for shares redeemed                                                                      42,588
        Payable for investments purchased                                                               671,261
        Payable to adviser                                                                              131,343
        Accrued expenses                                                                                161,767
                                                                                                   ------------
              Total liabilities                                                                       1,006,959
                                                                                                   ------------
        NET ASSETS ( 4,556,830 SHARES OUTSTANDING)                                                 $ 55,334,543
                                                                                                   ============
        Net asset value, offering and redemption price per share ($55,334,543 / 4,556,830)         $      12.14
                                                                                                   ============
NET ASSETS REPRESENT:
        Paid-in capital                                                                            $ 49,290,424
        Undistributed net realized loss                                                              (1,416,348)
        Net unrealized appreciation of investments                                                    7,460,467
                                                                                                   ------------
        NET ASSETS                                                                                 $ 55,334,543
                                                                                                   ============

See accompanying notes to financial statements.

               BRIDGEWAY FUNDS, INC. - AGGRESSIVE INVESTORS 2 FUND
                       STATEMENT OF OPERATIONS (unaudited)
                   For the six months ended December 31, 2003

INVESTMENT INCOME:
        Dividends                                               $    89,684
        Securities lending                                      $     4,480
        Interest                                                      3,265
                                                                -----------
              Total income                                           97,429

EXPENSES:

        Management fees                                             213,614
        Accounting fees                                             102,592
        Audit fees                                                    9,788
        Custody                                                       4,942
        Insurance                                                       816
        Legal                                                           715
        Registration fees                                             7,331
        Directors' fees                                               1,565
        Miscellaneous                                                   200
                                                                -----------
              Total expenses                                        341,563
                                                                -----------
NET INVESTMENT LOSS                                                (244,134)
                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

        Net realized gain on investments                          1,598,722
        Net change in unrealized appreciation                     3,505,403
                                                                -----------
        Net realized and unrealized gain                          5,104,125
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 4,859,991
                                                                ===========

See accompanying notes to financial statements.

               BRIDGEWAY FUNDS, INC. - AGGRESSIVE INVESTORS 2 FUND
                 STATEMENT OF CHANGES IN NET ASSETS (unaudited)

                                                                  Six months ended          Year ended
                                                                  December 31, 2003        June 30, 2003
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
       Net investment loss                                           $   (244,134)         $   (131,977)
       Net realized gain (loss) on investments                          1,598,722            (2,630,521)
       Net realized loss on options                                             0               (41,984)
       Net change in unrealized appreciation                            3,505,403             3,800,718
                                                                     ------------          ------------
           Net increase (decrease) resulting from operations            4,859,991               996,236
                                                                     ------------          ------------
       Distributions to shareholders:

           From net investment income                                           0                     0
           From realized gains on investments                                   0                     0
                                                                     ------------          ------------
             Total distributions to shareholders                                0                     0
FUND SHARE TRANSACTIONS:

       Proceeds from sale of shares                                    49,623,495            14,697,624
       Reinvestment of dividends                                                0                     0
       Cost of shares redeemed                                        (21,256,156)           (5,034,504)
                                                                     ------------          ------------
           Net increase from Fund share transactions                   28,367,339             9,663,120
                                                                     ------------          ------------
           Net increase in net assets                                  33,227,330            10,659,356
NET ASSETS:

       Beginning of period                                             22,107,213            11,447,857
                                                                     ------------          ------------
       End of period                                                 $ 55,334,543          $ 22,107,213
                                                                     ============          ============

Number of Fund shares:

       Sold                                                             4,317,855             1,626,253
       Issued on dividends reinvested                                           0                     0
       Redeemed                                                        (1,912,534)             (591,121)
                                                                     ------------          ------------
           Net increase                                                 2,405,321             1,035,132
       Outstanding at beginning of period                               2,151,509             1,116,377
                                                                     ------------          ------------
       Outstanding at end of period                                     4,556,830             2,151,509
                                                                     ============          ============

See accompanying notes to financial statements.

               BRIDGEWAY FUNDS, INC. - AGGRESSIVE INVESTORS 2 FUND
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

                                                                                                                   Period from
                                                                  Six months ended           Year ended       October 31, 2001* to
                                                                 December 31, 2003          June 30, 2003         June 30, 2002
PER SHARE DATA
       Net asset value,
             beginning of period                                   $        10.28           $        10.25      $        10.00
                                                                   --------------           --------------      --------------
       Income (loss) from
             investment operations:
                   Net investment loss**                                    (0.08)                   (0.09)              (0.08)
                   Net realized and
                         unrealized gain                                     1.94                     0.12                0.33
                                                                   --------------           --------------      --------------
       Total from investment operations                                      1.86                     0.03                0.25
                                                                   --------------           --------------      --------------
       Less distributions to shareholders:
             Net investment income                                           0.00                     0.00                0.00
             Net realized gains                                              0.00                     0.00                0.00
                                                                   --------------           --------------      --------------
       Total distributions                                                   0.00                     0.00                0.00
                                                                   --------------           --------------      --------------
       Net asset value, end of period                              $        12.14           $        10.28      $        10.25
                                                                   ==============           ==============      ==============

TOTAL RETURN                                                                18.09%                    0.29%               2.50%

RATIOS & SUPPLEMENTAL DATA
       Net assets, end of period                                   $   55,334,543           $   22,107,213      $   11,447,857
       Ratios to average net assets: #
             Expenses after waivers and reimbursements                       1.90%                    1.90%               1.90%
             Expenses before waivers and reimbursements                      1.90%                    1.90%               1.98%
             Net investment loss after waivers and reimbursements           (1.36%)                  (1.05%)             (1.24%)

       Portfolio turnover rate #                                            134.7%                   143.2%               68.0%

* October 31, 2001 commencement of operations

** Based on average daily shares outstanding.

# Annualized for periods less than a year

See accompanying notes to financial statements.

                              BRIDGEWAY FUNDS, INC.
                           AGGRESSIVE INVESTORS 2 FUND
                    NOTES TO FINANCIAL STATEMENTS (unaudited)

1.       Organization:

         Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share.

         On June 25, 2003 the Bridgeway Fund Board of Directors changed the name of Bridgeway Fund, Inc. to Bridgeway Funds, Inc. to more accurately describe the group of funds in the series. The Board also approved calling each "Portfolio" in the series a "Fund" to bring the investment companies' names in line with industry practice. Two funds were renamed: Ultra-Large 35 Index became Blue Chip 35 Index Fund to increase investors' understanding of the type of companies in which the fund invests and Ultra-Small Company Tax Advantage became Ultra-Small Company Market to simplify its name and to clarify that it may be appropriate for nontaxable accounts.

         Bridgeway is organized as a series fund and, as of December 31, 2003, has eleven funds: the Aggressive Investors 1, the Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Small-Cap Growth, Small-Cap Value, Large-Cap Growth and Large-Cap Value.

         On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On January 7, 2002, the Micro-Cap Limited Fund closed to all investors. On August 15, 2003, the Ultra-Small Company Market Fund closed to new investors.

         Bridgeway Capital Management, Inc. (the "Adviser") is the adviser.

2.       Significant Accounting Policies:

         The following is a summary of significant accounting policies followed in the preparation of financial statements of the Aggressive Investors 2 Fund (the "Fund").

         Securities, Options, Futures and other Investments Valuation

         Securities, and futures are valued at the closing price traded on a principal U.S. securities exchange and on NASDAQ. Options are valued at the average of the closing bid and ask prices. Non-convertible bonds, debentures, and other long-term debt securities are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds. Short-term investments (i.e. T-bills) are valued each day based on the straight-line amortization of the difference between settlement day price and par value until maturity. Investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

         Securities Lending

         Upon lending its securities to third parties, the Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

                              BRIDGEWAY FUNDS, INC.
                           AGGRESSIVE INVESTORS 2 FUND
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

2.       Significant Accounting Policies, Continued:

         Use of Estimates in Financial Statements

         In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

         Risks and Uncertainties

         The Fund provides for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

         12b-1 Plan

         The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees. The Fund acts as distributor of its shares, pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. In accordance with this plan, the Adviser pays all distribution (12b-1) fees on Class N shares. On October 22, 2003, shareholders approved an amendment to the plan to include a provision for a future class of shares, Class R, to accommodate 12b-1 fees up to a maximum of 0.25% for the purpose of paying for maintenance fees charged by more expensive "no-transaction fee" fund marketplaces.

         Other

         Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.       Securities Loaned:

         There were no securities on loan as of December 31, 2003.

4.       Management Contract:

         The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee, which is computed and paid monthly. It equals the total fee rate times the average daily net assets of the Fund for the month. The total fee rate, an annualized number, is comprised of two parts, the base fee rate and the performance fee rate. The base fee rate is based on the following annual rates: 0.90% of the first $250 million of the Fund's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The performance fee rate equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor's 500 Index with dividends reinvested (hereinafter "Index") over the trailing five-year period through the end of the prior quarter. The performance fee rate varies from a minimum of - 0.7% to a maximum of +0.7% However, the performance fee rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

                              BRIDGEWAY FUNDS, INC.
                           AGGRESSIVE INVESTORS 2 FUND
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

5.       Related Party Transactions:

         One director of the Fund, John Montgomery, is an owner and director of the Adviser. Mike Mulcahy is also a Director of both Bridgeway Funds and the Adviser. Under the Investment Company Act of 1940 definitions, they are considered to be "affiliated" and "interested." Compensation of John Montgomery is borne by the Adviser rather than the Fund. Mike Mulcahy and the other officers of the Fund are staff members of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

         The Adviser has agreed to reimburse the Aggressive Investors 2 Fund for any operating expenses above 1.9%.

6.       Derivative Instruments:

         The Fund may use derivative securities such as futures, stock options and index options.

         Futures

         A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund's exposure in these financial instruments. The Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund's activities in the futures contracts are conducted through regulated exchanges which do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Funds as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Securities in the Fund which serve as collateral for open futures contracts are indicated on the Schedule of Investments.

         Options

         An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by the Fund for the purchase of a call or a put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. Buying calls increases a fund's exposure to the underlying security to the extent of premium paid. Buying puts on a stock market index tends to limit a fund's exposure to a stock market decline. All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes.

7.       Custodial Agreement:

         The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, the Fund pays a fee, computed and paid monthly based on the average month end total assets of the Fund plus a fee per transaction.

                              BRIDGEWAY FUNDS, INC.
                           AGGRESSIVE INVESTORS 2 FUND
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

8.       Purchases and Sales of Investment Securities:

         Aggregate purchases and sales of investment securities, other than cash equivalents, were $49,457,931 and $22,970,629, respectively, during the six months ended December 31, 2003.

9.       Federal Income Taxes:

         The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax is provided.

         Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses, redemptions in kind and tax allocations. Accordingly, permanent differences in the character of income and distributions between financial statements and tax basis are reclassified to paid-in capital.

10.      Subsequent Event:

         On January 2, 2004 Forum Fund Services, LLC became the distributor, and the Fund Services division of Citigroup, Global Transaction Services became the transfer agent for Bridgeway Funds.

[BRIDGEWAY FUNDS LOGO]

March 10, 2004                       December, 2003 Quarter - Semi-Annual Report

Dear Fellow Ultra-Small Company Shareholder,

CONTINUED CAUTION: According to data from the Center for Research in Security Prices, over the last seven and a half decades, ultra-small stocks have outperformed very large stocks by an average 3% per year, an amount I attribute primarily to their higher risk. In 2003, ultra-small stocks outperformed very large ones by an amazing 65%. In the historical context, we just got two decades of outperformance all in one year. Clearly, I don't expect this to continue. It would not be unreasonable to think that ultra-small stocks would under perform large ones in the next few years. Historically, large stocks actually outperform ultra-small ones about half of all years. So, in spite of the fact that ultra-small stocks have done particularly well recently, and in spite of the fact that this could continue into 2003, and in spite of the fact they have historically had good diversifying characteristics, I would encourage you to evaluate your exposure to them. As much as I like this Fund, I have trimmed my own exposure as outlined on page 7. (Although after trimming, 42% of my long-term portfolio is invested in the ultra-small arena.) If you were a shareholder in 1998, you may remember that our net asset value per share dropped 50% from the peak in April to the "trough" in October. I encourage you to have money in this Fund that you're willing to hold through a similar future downturn, whether it's in 2004 or ten years from now. Now, on to our performance.

Our Fund was up 16.50% in the December quarter vs. 14.52% return for the Russell 2000 Index, 13.81% for our peer group, the Lipper Small-Cap Stock Funds Index, and 17.89% for our primary benchmark, the CRSP Cap-Based Portfolio 10 Index. It was a mixed quarter (on a relative basis), in spite of double-digit returns. The table below presents the quarterly and cumulative performance of our Fund and benchmarks since inception.

                                          December Qtr.           1 Year              5 Year              Life-to-Date
                                            10/1/03               1/1/03              1/1/99                 8/5/94
                                         to 12/31/03(4)         to 12/31/03        to 12/31/03(5)        to 12/31/03(5)
                                         --------------         -----------        --------------        --------------
Ultra-Small Company Fund                       16.50%               88.57%             31.04%              25.03%
Lipper Small-Cap Stock Funds(1)                13.81%               41.32%              5.90%              10.00%
Russell 2000 (small companies)(2)              14.52%               47.25%              7.13%              10.69%
CRSP Cap-Based Portfolio 10 Index(3)           17.89%               90.99%             22.04%              17.02%

         Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call 1-800-661-3550 or visiting the Fund's website at www.bridgeway.com. Returns listed in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) The Lipper Small-Cap Stock Funds is an index of small-company funds compiled by Lipper, Inc.

(2) The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. (3)The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,682 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. It is not possible to invest directly in an index or average.(4)Periods less than one year are not annualized. (5)Periods longer than one year are annualized.

For the calendar year 2003, our Fund was up 88.57% vs. 47.25% for the Russell 2000 Index, 41.32% for the Lipper Small-Cap Stock Funds Index, and 90.99% for the CRSP Cap-Based Portfolio 10 Index. We more than doubled the return of our peer benchmark. We also more than doubled the return of our previous best year since inception almost ten years ago. Nevertheless, for the third time in nine years, we lagged our primary market benchmark. (We lagged it by 1.76% in 1998 and 2.54% in 2001.) I'm not pleased.

According to data from Lipper, Inc., for the period ended December 31, 2003, the Ultra-Small Company Fund ranked 7th of 70 micro-cap funds for the last twelve months, and 2nd of 43 over the last five years. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. The Fund set another all-time cumulative "high" for the period since inception.

Performance Summary

TRANSLATION: Although we lagged one of our benchmarks in the last quarter and year, we're beating each of them by significant margins over the last five-year and life-to-date periods.

The graph below presents the quarterly cumulative performance of our Fund and its peer benchmarks since inception.

GROWTH OF $10,000 INVESTED IN VARIOUS FUNDS AND INDEXES FROM 8/5/94 (INCEPTION)
                                  TO 12/31/03

                              [PERFORMANCE GRAPH]

                                        8/5/1994     9/30/1994     12/30/1994     3/30/1995     6/30/1995
ULTRA-SMALL COMPANY PORTFOLIO          10,000.00     10,214.01       9,723.74     10,249.35     11,047.50
LIPPER SMALL CO. FUNDS                 10,000.00     10,735.02      10,719.93     11,321.71     12,370.75
RUSSELL 2000 (SMALL GRWTH.STOCKS)      10,000.00     10,514.54      10,320.20     10,796.56     11,808.72
CRSP CAP-BASED PORTFOLIO 10            10,000.00     10,521.63       9,901.20     10,804.59     11,865.57


                                       9/30/1995    12/30/1995      3/30/1996     6/30/1996     9/30/1996
ULTRA-SMALL COMPANY PORTFOLIO          12,672.99     13,597.88      14,718.42     16,838.36     16,434.57
LIPPER SMALL CO. FUNDS                 13,917.22     14,109.55      14,905.53     16,088.92     16,291.65
RUSSELL 2000 (SMALL GRWTH.STOCKS)      12,974.99     13,256.21      13,932.62     14,629.61     14,679.11
CRSP CAP-BASED PORTFOLIO 10            13,401.15     12,876.78      13,965.04     15,296.55     14,936.45


                                      12/30/1996     3/30/1997      6/30/1997     9/30/1997    12/31/1997
ULTRA-SMALL COMPANY PORTFOLIO          17,642.21     17,148.43      21,211.79     28,093.80     24,345.32
LIPPER SMALL CO. FUNDS                 16,136.47     14,616.82      17,101.98     19,709.63     18,559.79
RUSSELL 2000 (SMALL GRWTH.STOCKS)      15,442.75     14,644.25      17,018.15     19,550.96     18,896.27
CRSP CAP-BASED PORTFOLIO 10            15,041.27     14,958.57      16,357.08     19,742.99     18,282.53


                                       3/31/1998     6/30/1998      9/30/1998    12/30/1998     3/31/1999
ULTRA-SMALL COMPANY PORTFOLIO          28,047.86     25,081.38      18,256.21     21,153.20     19,066.66
LIPPER SMALL CO. FUNDS                 20,549.05     19,756.06      15,529.23     18,401.12     17,532.11
RUSSELL 2000 (SMALL GRWTH.STOCKS)      20,796.90     19,827.38      15,833.03     18,415.22     17,416.32
CRSP CAP-BASED PORTFOLIO 10            20,568.55     19,247.11      14,602.01     16,206.59     15,801.69


                                       6/30/1999     9/30/1999     12/31/1999     3/31/2000     6/30/2000
ULTRA-SMALL COMPANY PORTFOLIO          21,455.39     22,088.55      29,700.83     33,715.61     31,067.86
LIPPER SMALL CO. FUNDS                 20,135.50     19,689.07      26,044.66     28,960.03     27,236.32
RUSSELL 2000 (SMALL GRWTH.STOCKS)      20,124.83     18,852.37      22,329.67     23,911.47     23,007.68
CRSP CAP-BASED PORTFOLIO 10            18,114.04     17,634.09      20,724.73     24,377.88     22,273.56


                                       9/29/2000    12/29/2000      3/30/2001     6/30/2001     9/30/2001
ULTRA-SMALL COMPANY PORTFOLIO          34,003.41     31,111.03      34,650.95     38,838.42     36,104.34
LIPPER SMALL CO. FUNDS                 28,153.39     24,328.77      20,670.32     23,722.29     18,448.94
RUSSELL 2000 (SMALL GRWTH.STOCKS)      23,262.04     21,655.08      20,246.35     23,139.15     18,328.68
CRSP CAP-BASED PORTFOLIO 10            22,401.05     17,964.85      19,875.15     22,542.88     19,256.94


                                    FROM PRICEHIST                                              RESTATED
                                      12/31/2001     3/31/2002      6/30/2002     9/30/2002    12/31/2002
ULTRA-SMALL COMPANY PORTFOLIO          41,689.80     44,796.04      45,458.28     38,047.46     43,348.16
LIPPER SMALL CO. FUNDS                 22,061.47     22,252.08      20,156.02     16,364.88     17,339.15
RUSSELL 2000 (SMALL GRWTH.STOCKS)      22,193.40     23,077.53      21,150.03     16,623.87     17,647.47
CRSP CAP-BASED PORTFOLIO 10            24,529.27     26,245.39      24,746.22     20,107.84     22,967.95


                                       3/31/2003     6/30/2003      9/30/2003    12/31/2003
ULTRA-SMALL COMPANY PORTFOLIO          44,605.95     60,027.54      70,162.77     81,740.68
LIPPER SMALL CO. FUNDS                 16,566.52     20,001.47      21,530.69     24,503.59
RUSSELL 2000 (SMALL GRWTH.STOCKS)      16,854.79     20,802.96      22,691.37     25,986.56
CRSP CAP-BASED PORTFOLIO 10            22,951.74     31,392.64      37,210.92     43,867.64
                                             2.9%         34.6%          16.9%         16.5%
                                            -0.1%         36.8%          18.5%         17.9%
                                             3.0%         -2.2%          -1.6%         -1.4%

Detailed Explanation of Quarterly Performance

TRANSLATION: Twenty-two stocks gained 50% or more in the December quarter. As a group, ultra-small stocks continued to dramatically outperform larger stocks over the past quarter. There were strong performing ultra-small stocks in nearly every area of the economy. Our best performers came from fourteen different industries, with the greatest representation in the software, oil & gas, computers, and retail stores. The bull market in ultra-small stocks continues to be very broad-based.

These companies were up at least 50% in the quarter:

Rank                Description                                   Industry                                % Gain
----    -----------------------------------                ----------------------                         -------
  1     Verso Technologies Inc                             Internet                                        272.5%
  2     Aspen Technology Inc                               Software                                        152.1%
  3     John B. Sanfilippo & Son                           Food                                            140.0%
  4     Orleans Homebuilders Inc                           Home Builders                                   139.7%
  5     Clean Harbors Inc                                  Environmental Control                           135.7%
  6     Ditech Communications Corp                         Telecommunications                              118.0%
  7     I-Sector Corp                                      Computers                                       104.8%
  8     Schnitzer Steel Industries Inc                     Iron/Steel                                      101.5%
  9     Navarre Corp                                       Distribution/Wholesale                           97.3%

 10     Petroleum Development Corp                         Oil & Gas                                        96.0%
 11     Cal-Maine Foods Inc                                Food                                             94.4%
 12     Pantry Inc                                         Retail                                           88.5%
 13     Mind CTI Ltd                                       Software                                         82.4%
 14     Media Arts Group Inc                               Toys/Games/Hobbies                               71.3%
 15     Giant Industries Inc                               Oil & Gas                                        65.7%
 16     Brooktrout Inc                                     Computers                                        63.6%
 17     Bonso Electronic International Inc                 Electronics                                      59.4%
 18     Commonwealth Industries Inc                        Mining                                           58.2%
 19     Books-A-Million Inc                                Retail                                           56.6%
 20     Edge Petroleum Corp                                Oil & Gas                                        53.7%
 21     Clayton Williams Energy Inc                        Oil & Gas                                        53.2%
 22     Enterra Energy Trust                               Oil & Gas                                        50.8%

One of the best performers, John B. Sanfilippo & Son, is a food (nuts and baking goods) distribution and retail company. The company has benefited from improving sales and earnings comparisons. We have held this stock for a while (our first purchase was at the beginning of 2001), and I am pleased with its 140.0% return for the quarter.

Another top-performing stock, Schnitzer Steel Industries Inc., is a steel manufacturer and recycler. The company expanded its auto parts business in 2003, and recently turned in a fourth successive quarter of rising revenues and profits. We initially took a position this past spring, and have watched the stock rise since then. Schnitzer gained 101.5% in the December quarter.

Detailed Explanation of Quarterly Performance -- What Didn't Work

I'm glad to report that only two stocks declined by more than 30% this quarter:

Rank           Description                                       Industry                            % Loss
----    ------------------------                           -------------------                       ------
 1      PharmaNetics Inc                                   Healthcare-Products                       -53.7%
 2      ACT Teleconferencing Inc                           Telecommunications                        -45.9%

The worst performer, PharmaNetics Inc. declined 53.7%. The company develops and manufactures medical diagnostic equipment. The stock declined on concerns that the company was too dependant on a rocky marketing relationship with French life science company Aventis. PharmaNetics filed a legal action against Aventis Pharmaceuticals, Inc. and has given indications that it is seeking additional financing or a sale of its operations. Wall Street was (probably appropriately) spooked.

Detailed Explanation of Calendar Year Performance - What Worked

TRANSLATION: The return of a bull market in small stocks was a tremendous help in 2003. Nearly one seventh of our stocks at least doubled during the calendar year. Our good performers spanned a broad section of the entire economy, most notably from the Software, Internet, Retail, and Banking industries.

Here is the stellar list of 38 stocks that more than doubled in the calendar year 2003. I don't expect to see many annual lists like this:

Rank                Description                                       Industry                            % Gain
----    ------------------------------------               ------------------------------                 -------
  1     TradeStation Group Inc                             Software                                        439.3%
  2     Sina Corp                                          Internet                                        419.2%
  3     Mind CTI Ltd                                       Software                                        400.0%
  4     Pantry Inc                                         Retail                                          379.7%
  5     Epicor Software Corp                               Software                                        378.9%
  6     SupportSoft Inc                                    Internet                                        375.5%
  7     Ditech Communications Corp                         Telecommunications                              357.4%
  8     eCollege.com Inc                                   Internet                                        351.4%

  9     Schnitzer Steel Industries Inc                     Iron/Steel                                      319.5%
 10     John B. Sanfilippo & Son                           Food                                            305.3%
 11     Comtech Telecommunications                         Telecommunications                              279.5%
 12     Verso Technologies Inc                             Internet                                        272.5%
 13     Orleans Homebuilders Inc                           Home Builders                                   270.3%
 14     Petroleum Development Corp                         Oil & Gas                                       264.3%
 15     Intrado Inc                                        Telecommunications                              211.2%
 16     Aspen Technology Inc                               Software                                        208.7%
 17     Medifast Inc                                       Commercial Services                             189.2%
 18     PC Mall Inc                                        Retail                                          162.8%
 19     E*TRADE Group Inc                                  Diversified Financial Services                  160.3%
 20     Edge Petroleum Corp                                Oil & Gas                                       156.5%
 21     First Cash Financial Services Inc                  Retail                                          151.1%
 22     Unify Corp                                         Software                                        145.7%
 23     Navarre Corp                                       Distribution/Wholesale                          140.4%
 24     FindWhat.com                                       Internet                                        139.5%
 25     Synovis Life Technologies Inc                      Healthcare-Products                             138.9%
 26     Discovery Partners International Inc               Commercial Services                             138.7%
 27     Clayton Williams Energy Inc                        Oil & Gas                                       138.3%
 28     Brooktrout Inc                                     Computers                                       137.7%
 29     Evolving Systems Inc                               Software                                        133.2%
 30     Bankrate Inc                                       Commercial Services                             129.7%
 31     Dominion Homes Inc                                 Home Builders                                   112.8%
 32     Harris Interactive Inc                             Internet                                        110.5%
 33     Giant Industries Inc                               Oil & Gas                                       110.5%
 34     America's Car Mart Inc                             Retail                                          107.9%
 35     I-Sector Corp                                      Computers                                       104.8%
 36     Altiris Inc                                        Software                                        104.6%
 37     Nat'l Med. Health Card Systems Inc                 Pharmaceuticals                                 104.2%
 38     Atrion Corp                                        Healthcare-Products                             101.7%

Many of the stocks that did well in the December quarter are also on our top performing stocks for the year, including Schnitzer Steel, Giant Industries, and Orleans Homebuilders Inc. Sina Corporation, the Chinese Internet portal company that we discussed in the June shareholder letter, continued to generate record revenue and earnings. The stock gained 419.2% in 2003 and was our biggest gainer in dollar terms.

Detailed Explanation of Calendar Year Performance - What Didn't Work

While we did have a long list of top performing stocks for the year, we had a relatively small list of nine stocks that declined by more than 30%:

Rank              Description                                    Industry                            % Loss
----    ---------------------------------                  -------------------                       ------
 1      GTSI Corp                                          Retail                                    -57.9%
 2      PharmaNetics Inc                                   Healthcare-Products                       -53.7%
 3      CTI Industries Corp                                Misc. Manufacturers                       -39.1%
 4      DocuCorp International Inc                         Software                                  -38.9%
 5      Mothers Work Inc                                   Retail                                    -35.7%
 6      Singing Machine Co Inc                             Home Furnishings                          -34.6%
 7      Precis Inc                                         Commercial Services                       -32.7%
 8      Trump Hotels & Casino Resorts Inc                  Lodging                                   -32.7%
 9      Steel Technologies Inc                             Iron/Steel                                -32.1%

PharmaNetics Inc. plummeted for both the December quarter and for the year. Another stock that declined significantly in 2003 was Mothers Work Inc., which was our largest dollar loss among the worst performing stocks. Mothers Work Inc. is a maternity clothes retailer that we first purchased in the fall of 2001. Early in 2003 the company surprised Wall Street by lowering its near term sales and earnings estimates. The stock declined nearly 21% in a single day, and dropped 10% more over the next couple of days. Our models indicated potential continued weakness in the stock, and we closed our position.

Lagging our Market Benchmark in 2003

TRANSLATION: In spite of the mostly stellar results above, we slightly lagged our primary market benchmark for all of calendar 2003. I never like underperforming the market.

The primary reason for this underperformance is that stocks with poor financial performance, and especially ones that we would expect to have a higher probability of bankruptcy, had great appreciation in 2003. Every category of stocks eventually gets their day in the sun. Such was the case last year when the really "doggy" ultra-small stocks had some of the biggest gains. While we expect such short-term performance bursts from companies we generally avoid, we believe they add undue risk in the long-term and detract from long-term performance.

To demonstrate this phenomenon statistically for 2003, we studied the 50 ultra-small stocks that had the largest negative earnings relative to stock price at the beginning of the year. The average gain of these fifty stocks was an astounding 359% in 2003. If we were just choosing stocks randomly from among all ultra-small stocks at the beginning of the year, I expect we would have owned 3.7 of the 50. In fact, we owned none at the beginning of the year. From a statistical standpoint, not owning any of them cost us quite a few percentage points of return from our annual record in calendar 2003 relative to our primary market benchmark.

In this context, I'm not as disappointed with underperforming our benchmark by 1.6% for the calendar year. Perhaps I should be happier with an 89% return.

Top Ten Holdings and Characteristics of Risk

TRANSLATION: The following table demonstrates the diversification of our Fund across different industries and sectors of the economy within the spectrum of ultra-small companies. Shareholders should be aware of the higher risk of potential loss associated with very small companies. Diversification across industries and sectors becomes important, then, in order not to add to the higher risk (short-term volatility) inherent in ultra-small stocks.

As I read the table below, I see several components of risk demonstrated. First, we occasionally invest larger amounts in an individual stock that one of our models indicates is attractive from the standpoint of potential risk and return. With Bradley Pharmaceuticals at 4.1% of net assets, our Fund has more exposure to the "company specific risk." If the company stock price were cut in half (something that is not completely unreasonable), it would cost our Fund 2.05% return, just from this one position. Second, in just our top ten holdings, we have exposure to most of the major sectors of the U.S. economy, including basic materials, technology, consumer non-cyclicals, consumer cyclicals, communications, and energy. Through this sector diversification, our plan is to mitigate the underlying substantial risk inherent in ultra-small stocks. Third, is the fact that, except for investing in these stocks, I've never even heard of any of the ten stocks on the list. Ultra-small stocks bear significantly higher risk of decline, both individually and in aggregate, relative to the larger "blue chip" companies we do business with day-to-day.

At quarter end, Consumer Non-cyclical stocks comprised our largest sector representation at 26.9% of net assets, followed by Consumer Cyclicals at 15.8% of net assets and Communication stocks at 13.3%. Here are the top ten holdings at the end of December:

                                                                                                     Percent of
Rank               Description                                     Industry                          Net Assets
----    ----------------------------------                 ----------------------                    ----------
  1     Bradley Pharmaceuticals Inc                        Pharmaceuticals                               4.1%
  2     Sina Corp                                          Internet                                      3.6%
  3     Matrix Service Co                                  Oil & Gas Services                            2.8%
  4     Cal-Maine Foods Inc                                Food                                          2.6%

  5     Schnitzer Steel Industries Inc                     Iron/Steel                                    2.5%
  6     SFBC International Inc                             Commercial Services                           2.5%
  7     Central European Distribution Corp                 Distribution/Wholesale                        2.4%
  8     Petroleum Development Corp                         Oil & Gas                                     2.3%
  9     Matrixx Initiatives Inc                            Pharmaceuticals                               2.3%
 10     Evolving Systems Inc                               Software                                      2.3%
                                                                                                        ----
                                                                                                        27.4%

Feedback from a Shareholder

As you know, we solicit feedback at the end of each shareholder letter. We want to know what our shareholders are thinking or experiencing and their ideas on how we can improve. Recently a shareholder wrote to express appreciation for our historical risk-adjusted returns, frugality, open communications, and integrity. He also offered two suggestions for shareholder letters.

The first was to provide some insight into how we perceived the stock market climate during the quarter or semi-annual period. The second was to explain the application of our strategy with respect to that market environment. I have to admit that insight on the market climate is generally lacking in these letters and that exploitative macro-market strategy is altogether missing. I spend very little time thinking about the direction of the market or the economy. One of the strengths of our quantitative stock picking process is continuing to apply our investment process uniformly in all market environments. Thus, I might have insights on the market retroactively, but prospectively, I'm just trying to pick one good stock at a time by following our models.

I occasionally provide some statistical comments when they are dramatic or when they help explain our performance. They are always in the light of "Monday morning quarterbacking;" they are rarely prospective in tone. The section above on the superior performance of "doggy stocks" in 2003 is one such example.

Changes At Bridgeway

TRANSLATION: We consider good shareholder service both essential and delightful. Your Bridgeway Funds staff continually looks for ways to improve service quality, while "putting the squeeze" on costs. Outsourcing the account maintenance (transfer agent) function has provided more choices for shareholders investing directly with Bridgeway and has rendered more Bridgeway staff resources available to all callers with questions about our Funds.

Calendar year 2003 was a challenging one for our industry. For our fund family and shareholders, it was also a challenging year - more and less. We started the year with more people on staff but less help with fund performance from a sluggish market. When the market slowly turned the corner, more investments flowed rapidly into the funds resulting in more closed funds, and giving investors less to choose from. Finally, in November four new Bridgeway funds opened, creating more Bridgeway products. Through all fluctuations, we remain dedicated to your best interests. In that spirit we have made changes to our operations - both to better serve you and to handle our growth. One change was in the transfer agency, which is the area of mutual fund companies that manages accounts and transactions, answers your questions about share ownership, and sends out confirmation statements and tax forms.

The Fund Services division of Citigroup, Global Transaction Services, (previously known as Forum Financial Group), serves as our transfer agent. Our association with Citigroup has expanded our level of service for all shareholders. Shareholders investing directly with Bridgeway now have a wider range of choices, such as account access via the Internet. Bridgeway's web site now enables direct shareholders to view their accounts and even trade on-line. We are very pleased with the response so far.

When you call us at 800-661-3550, direct shareholders may be connected to Citigroup to manage their accounts or to order a transaction by selecting 3. For questions concerning Bridgeway Funds' investing style, philosophy or methods, option 4 will connect you to our Bridgeway staff. Whether you hold your shares directly with Bridgeway or through a "fund marketplace" or brokerage firm, we encourage you to use as much Internet technology as you feel comfortable with to help keep the costs of your fund lower.

How Does He Invest His Money?

TRANSLATION: Some people say I have a steel stomach in a market downturn. Thus, my target allocation for my own investments is more aggressive than is appropriate for most people. However, I have trimmed back some on my very high exposure to very small companies.

Our phone representatives tell me that you're interested in knowing how I invest my own money. I personally have a high pain threshold in a market downturn. However, your individual situation won't be the same as mine, so I don't propose that you copy what I'm doing. (Perhaps I should say, "Don't try this at home," or "Don't try this at home unless you're in it for the long haul, have a steel stomach, and have carefully read the prospectus and are willing to accept above average market risk.") This information is by way of disclosing, not modeling.

I use Bridgeway-managed portfolios for 100% of my stock market investing needs. (No portfolio manager at Bridgeway is permitted to buy shares of stocks directly; we "eat our own cooking.") I have a very high threshold for short-term volatility. Also, I generally favor short-term and inflation-protected bond funds of other fund companies for money I might need in the short-term and can't afford to see decline significantly. The following new allocation reflects my significant trimming of ultra-small fund targets, since they have appreciated so tremendously in the last few years. To clarify, the following table shows my allocation of how I target use of our funds in investing my own money. It does not show how I manage money within each fund. Here's my target allocation:

                      TARGET ASSET ALLOCATION (% OF TOTAL)

                                           Less than                           Mid-term         Long-term        Long-term
                                            One-year          Short-term       Aggressive       Aggressive       Aggressive
    Bridgeway-managed Fund                  Taxable            Taxable          Taxable          Taxable        Tax-Deferred
------------------------------             ---------          ----------       ----------       ----------      ------------
Ultra-Small Company                                               5                20                23              23
Micro-Cap Limited                                                 5                18                19              19
Aggressive Investors 1                                                             16                32              21
Aggressive Investors 2                                            5                16                11              22
Calvert Large-Cap Growth                                                            6                 5               5
Balanced                                                         25                24                10              10
Inflation-Protected Treasuries                 30                30
Short-term bonds                               40                30
Cash                                           30
                                               --               ---               ---               ---             ---
Total                                         100               100               100               100             100

I am currently slightly favoring Aggressive Investors 2 over Aggressive Investors 1 in my tax-deferred IRA account (only). This is likely only for the period that Aggressive Investors 2 has significantly less money under management and may therefore be the more "nimble" fund. Keep in mind that my target asset allocation discussed herein is for the period ended December 31, 2003. While my target asset allocation is fairly static (I believe it has changed twice in ten years), it could change in the future without notice. If/when that happens, I commit to updating shareholders either in their next letter or on our website.

Update on the Fund Industry Scandals

In the next shareholder letter I am planning to write an update on industry developments since my last report. There have been new revelations of impropriety, much criticism, speculation about who should have known what and an avalanche of proposed new regulations. In the midst of all this, like many others, I have asked myself what changes should take place to protect shareholder interests industry-wide. Our industry probably needs to pay more attention to compliance and new regulations to shore up some loopholes.

Indeed, Bridgeway has budgeted more than twice the resources for compliance in 2004 than in 2003, partly in recognition of our growth and partly to stay on top of the new requirements. Nevertheless, I believe compliance, regulations, and even enforcement are a small part of the answer to protecting shareholders' interests, no amount of which will adequately protect shareholders if the men and women who serve the investing public do not apply principals of fairness and fiduciary duty. I believe the vast majority of these problems would vanish if leaders at all "levels" of fund companies would continually test their actions by asking one of our guiding principals, "What is in the best long-term interest of current shareholders?" We don't and won't always get it right, but we are very intentional in seeking to do so.

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here (including my personal targeted fund allocation presented above) are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or Fund applies only as of the quarter end, December 31, 2003, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. This report must be preceded or accompanied by a current Bridgeway Funds prospectus. Forum Fund Services, LLC, distributor. (03/04).

Conclusion

As always, we appreciate your feedback. We've gotten quite a bit of positive feedback from shareholders recently, both about our performance and some of our policies in light of recent industry scandals. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming -- we continually look for ways to improve our service.

Sincerely,

/s/ John Montgomery
John Montgomery

                              BRIDGEWAY FUNDS, INC.
                            ULTRA-SMALL COMPANY FUND
                     SCHEDULE OF FUND INVESTMENTS, unaudited
                     Showing percentage of total net assets
                               December 31, 2003

      Industry      Company                                         Shares             Value
      --------      -------                                         ------             -----
Common Stock - 97.5%
      Advertising - 1.3%
                    Ventiv Health Inc *                              141,800         $1,297,470

      Airlines - 0.7%
                    ATA Holdings Corp *                               38,100            367,665
                    Midwest Air Group Inc *                           95,000            399,950
                                                                                     ----------
                                                                                        767,615

      Apparel - 1.7%
                    Deckers Outdoor Corp *                            62,000          1,271,000
                    Haggar Corp                                       25,000            487,750
                                                                                     ----------
                                                                                      1,758,750

      Auto Manufacturers - 1.6%
                    Starcraft Corp *                                  52,100          1,691,166

      Banks - 4.4%
                    Bank of the Ozarks Inc                            86,600          1,951,098
                    Capital Crossing Bank *                           12,800            605,965
                    Cascade Financial Corp                            10,000            193,790
                    Cass Information Systems Inc                       1,995             66,054
                    First Mariner Bancorp Inc *                       37,000            688,200
                    IBERIABANK Corp                                    3,800            224,200
                    Northrim BanCorp Inc                              21,183            487,209
                    Oak Hill Financial Inc                             4,200            126,462
                    Western Sierra Bancorp *                           4,620            217,140
                                                                                     ----------
                                                                                      4,560,118

      Biotechnology - 0.6%
                    Eden Bioscience Corp *                           219,400            313,523
                    Embrex Inc *                                      20,800            285,792
                                                                                     ----------
                                                                                        599,315

      Building Materials - 0.7%
                    Craftmade International Inc                       26,800            701,088

      Chemicals - 0.6%
                    American Vanguard Corp                            14,000            521,780
                    Lesco Inc *                                        9,800            127,302
                                                                                     ----------
                                                                                        649,082

      Commercial Services - 4.3%
                    Bankrate Inc *                                    64,000            792,320
                    Discovery Partners International Inc*             63,000            387,450
                    Kroll Inc *                                       10,868            282,568
                    SFBC International Inc *                          97,527          2,590,317
                    Source Interlink Cos Inc *                        37,600            399,312
                                                                                     ----------
                                                                                      4,451,967

      Computers - 4.0%
                    Brooktrout Inc *                                  26,000            327,600
                    I-Sector Corp *                                   49,000            768,320
                    LivePerson Inc *                                  78,400            392,000
                    Nuance Communications Inc *                      298,000          2,276,720
                    Tripos Inc *                                      54,400            363,936
                                                                                     ----------
                                                                                      4,128,576

      Distribution & Wholesale - 3.1%
                    Central European Distribution Corp *              78,300          2,474,280
                    Navarre Corp *                                   126,800            770,944
                                                                                     ----------
                                                                                      3,245,224

      Diversified Financial Services - 1.0%
                    E*Trade Financial Corp *                           4,585             58,000
                    Onyx Acceptance Corp *                            17,800            209,844
                    Sanders Morris Harris Group Inc                   22,200            275,280
                    United Financial Mortgage Corp *                  81,800            531,700
                    Vestin Group Inc *                                    20                 51
                                                                                     ----------
                                                                                      1,074,875

Electrical Components & Equipment - 2.0%
                TII Network Technologies Inc *                       199,000            421,880
                Ultralife Batteries Inc *                            129,700          1,605,686
                                                                                     ----------
                                                                                      2,027,566

Electronics - 4.2%
                Bonso Electronic International
                   Inc. *                                             34,800            285,360
                California Micro Devices CP *                        185,200          1,690,876
                Compudyne Corp *                                      34,800            354,682
                Image Sensing Systems Inc *                           20,100            203,010
                LeCroy Corp *                                         21,100            381,488
                Lowrance Electronics Inc                               6,800            139,162
                SMTEK International Inc *                             30,044            222,957
                Taser International Inc *                             13,500          1,111,995
                                                                                     ----------
                                                                                      4,389,530

Engineering & Construction - 0.3%
                Layne Christensen Co *                                25,000            296,750

Environmental Control - 0.8%
                Clean Harbors Inc *                                   17,500            155,925
                Perma-Fix Environmental
                   Services *                                        204,000            634,440
                                                                                     ----------
                                                                                        790,365

Food - 5.0%
                Cal-Maine Foods Inc                                   74,000          2,716,540
                John B. Sanfilippo & SON *                            42,600          2,174,304
                Pathmark Stores Inc *                                 40,000            304,000
                                                                                     ----------
                                                                                      5,194,844

Gas - 0.2%
                Chesapeake Utilities Corp                              7,700            200,585

Healthcare - Products - 5.4%
                Atrion Corp                                            8,400            381,696
                Cantel Medical Corp *                                  7,800            126,282
                Compex Technologies Inc *                             70,200            586,872
                Criticare Systems Inc *                               58,500            238,095
                HealthTronics Surgical Services
                   Inc *                                              68,550            431,865
                North American Scientific Inc *                       65,073            683,267
                Pharmanetics Inc *                                    48,500             91,035
                Quinton Cardiology Systems Inc *
                   Inc *                                              28,000            225,400
                Somanetics Corp *                                     28,000            189,000
                Spectranetics Corp *                                 115,800            434,250
                Synovis Life Technologies Inc *                       79,500          1,609,875
                Tutogen Medical Inc *                                 38,000            171,380
                Vital Images Inc *                                    20,700            369,702
                                                                                     ----------
                                                                                      5,538,719

Healthcare - Services - 3.2%
                Air Methods Corp *                                    67,650            607,497
                America Service Group Inc *                           73,100          2,257,620
                UnitedHealth Group Inc *                               6,800            395,624
                                                                                     ----------
                                                                                      3,260,741

Home Builders - 3.0%
                Dominion Homes Inc *                                  26,200            794,646
                Meritage Corp *                                       27,700          1,836,787
                Orleans Homebuilders Inc *                            15,700            444,781
                                                                                     ----------
                                                                                      3,076,214

Home Furnishings - 0.3%
                Fedders Corp                                          45,300            326,160

Household Products & Wares - 0.3%
                CNS Inc                                               24,000            328,800

                              BRIDGEWAY FUNDS, INC.
                            ULTRA-SMALL COMPANY FUND
               SCHEDULE OF FUND INVESTMENTS, unaudited, continued
                     Showing percentage of total net assets
                                December 31, 2003

      Industry      Company                                         Shares               Value
      --------      -------                                         ------               -----
      Insurance - 1.8%
                    Capital Title Group Inc *                          25,000         $    107,250
                    Fidelity National Financial Inc                     2,126               82,446
                    Investors Title Co                                  8,900              275,998
                    Navigators Group Inc *                             40,000            1,234,800
                    Penn-America Group Inc                             10,200              135,354
                                                                                      ------------
                                                                                         1,835,848

      Internet - 9.2%
                    Corillian Corp *                                  319,410            2,025,059
                    I-many Inc *                                      536,200              536,200
                    Ibasis Inc *                                      213,500              339,465
                    Pinnacor Inc *                                    229,000              529,219
                    Selectica Inc *                                    65,000              278,200
                    Sina Corp *                                       110,000            3,712,500
                    SupportSoft Inc *                                   3,300               43,428
                    TheStreet.com Inc *                                67,200              272,832
                    eCollege.com Inc *                                 48,000              886,080
                    ePlus Inc *                                        51,200              631,808
                    iParty Corp *                                     241,800              210,366
                                                                                      ------------
                                                                                         9,465,157

      Iron/Steel - 2.7%
                    Great Northern Iron ORE Ppty                        2,300              213,440
                    Schnitzer Steel Industries Inc                     43,000            2,601,500
                                                                                      ------------
                                                                                         2,814,940

      Machinery - Diversified - 0.4%
                    Paul Mueller Co                                     6,600              262,086
                    Twin Disc Inc                                       7,700              146,531
                                                                                      ------------
                                                                                           408,617

      Mining - 0.6%
                    Commonwealth Industries Inc *                      65,000              654,550

      Miscellaneous Manufacture - 0.3%
                    Park-Ohio Holdings Corp *                          21,800              161,320
                    Peerless Manufacturing Co *                        10,900              140,610
                                                                                      ------------
                                                                                           301,930

      Oil & Gas - 3.2%
                    Clayton Williams Energy Inc *                       6,000              173,580
                    Edge Petroleum Corp/Delaware *                     72,214              730,806
                    Giant Industries Inc *                              4,800               57,504
                    North Coast Energy Inc *                              200                2,138
                    Petroleum Development Corp *                      100,600            2,384,220
                                                                                      ------------
                                                                                         3,348,248

      Oil & Gas Services - 3.3%
                    Infinity Inc *                                    147,940              582,884
                    Matrix Service Co *                               158,000            2,861,380
                                                                                      ------------
                                                                                         3,444,264

      Pharmaceuticals - 8.1%
                    Bradley Pharmaceuticals Inc *                     166,822            4,242,283
                    Matrixx Initiatives Inc *                         133,200            2,362,835
                    National Medical Health Card
                       Systems Inc *                                   62,000            1,097,400
                    Nutraceutical International Corp *                 63,000              694,260
                                                                                      ------------
                                                                                         8,396,778

      Retail - 5.3%
                    America's Car Mart Inc *                           22,700              608,133
                    Books-A-Million Inc *                              23,400              151,164
                    Factory Card & Party Outlet Corp *                 23,600              454,300
                    First Cash Financial Services Inc *                51,500            1,320,512
                    Frisch's Restaurants Inc                           19,000              547,200
                    JOS A Bank Clothiers Inc *                         47,900            1,661,651
                    Pantry Inc/The *                                   21,200              481,240
                    Summit America Television Inc *                    70,000              275,100
                                                                                      ------------
                                                                                         5,499,300

      Savings & Loans - 1.2%
                     FSF Financial Corp                                 3,302              100,711
                     First SecurityFed Financial Inc                    1,900               57,038
                     Guaranty Federal Bancshares Inc                   13,000              250,250
                     Itla Capital Corp *                                9,800              490,980
                     NewMil Bancorp Inc                                 4,800              139,440
                     PVF Capital Corp                                   9,680              156,042
                                                                                      ------------
                                                                                         1,194,461

      Software - 8.7%
                     Altiris Inc *                                     24,000              875,520
                     Aspen Technology Inc *                           218,000            2,236,680
                     Epicor Software Corp *                            27,500              350,900
                     Evolving Systems Inc *                           177,575            2,361,748
                     Informatica Corp *                                24,000              247,200
                     Mind CTI Ltd                                      69,285              415,710
                     Moldflow Corp *                                   17,000              192,950
                     PLATO Learning Inc *                              11,305              119,268
                     TradeStation Group Inc *                         112,200              994,092
                     Unify Corp *                                     101,837               87,580
                     Witness Systems Inc *                            120,100            1,113,327
                                                                                      ------------
                                                                                         8,994,975

      Telecommunications - 2.8%
                     Comtech Telecommunications *                      32,850              945,752
                     Ditech Communications Corp *                      51,281              979,467
                     Intrado Inc *                                     46,413            1,018,765
                                                                                         2,943,984

      Transportation - 1.1%
                     Dynamex Inc *                                     94,400            1,132,800
                                                                                      ------------

      Total Common Stock (Identified Cost $55,031,321)                                $100,791,372

Short-term Investments - 2.3%
      Money Market Funds - 2.3%
                     First American Treasury Obligations
                        Fund Class Z                                2,328,073            2,328,073

      Total Short-term Investments
         (Identified Cost $2,328,073)                                                 $  2,328,073
                                                                                      ------------

Total Investments - 99.8% (Cost $57,359,394)                                          $103,119,445

Other Assets and Liabilities, net - 0.2%                                                   207,818
                                                                                      ------------

Total Net Assets - 100.0%                                                             $103,327,263
                                                                                      ============

* Non-income producing security as no dividends were paid during the period from July 1, 2003 to December 31, 2003.

See accompanying notes to financial statements.

                BRIDGEWAY FUNDS, INC. - ULTRA-SMALL COMPANY FUND
                 STATEMENT OF ASSETS AND LIABILITIES (unaudited)
                             As of December 31, 2003

ASSETS:
       Investments at value (cost - $57,359,394)                                                   $103,119,445
       Cash                                                                                             471,528
       Receivable for interest                                                                              458
       Receivable for dividends                                                                          13,329
       Prepaid expenses                                                                                   9,325
                                                                                                   ------------
             Total assets                                                                           103,614,085
                                                                                                   ------------

LIABILITIES:
       Payable for shares redeemed                                                                       14,995
       Payable for investments purchased                                                                 69,073
       Payable for management fee                                                                       142,197
       Accrued expenses                                                                                  60,557
                                                                                                   ------------
             Total liabilities                                                                          286,822
                                                                                                   ------------
       NET ASSETS (2,609,228 SHARES OUTSTANDING)                                                   $103,327,263
                                                                                                   ============
       Net asset value, offering and redemption price per share ($103,327,263 / 2,609,228)         $      39.60
                                                                                                   ============

NET ASSETS REPRESENT:
       Paid-in capital                                                                             $ 52,310,473
       Undistributed net realized gain                                                                5,256,739
       Net unrealized appreciation of investments                                                    45,760,051
                                                                                                   ------------
       NET ASSETS                                                                                  $103,327,263
                                                                                                   ============

See accompanying notes to financial statements.

                BRIDGEWAY FUNDS, INC. - ULTRA-SMALL COMPANY FUND
                       STATEMENT OF OPERATIONS (unaudited)
                   For the six months ended December 31, 2003

INVESTMENT INCOME:
       Dividends                                             $    104,549
       Interest                                                     9,878
       Securities lending                                           1,202
                                                             ------------
             Total income                                         115,629
                                                             ------------

EXPENSES:
       Management fees                                            419,510
       Accounting fees                                             78,718
       Audit fees                                                  16,459
       Custody                                                      9,291
       Insurance                                                    2,931
       Legal                                                        3,977
       Registration fees                                              855
       Directors' fees                                              4,343
       Miscellaneous                                                1,221
                                                             ------------
             Total expenses                                       537,305
                                                             ------------

NET INVESTMENT LOSS                                              (421,676)
                                                             ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
       Net realized gain on investments                        15,503,441
       Net change in unrealized appreciation                   12,736,938
                                                             ------------
       Net realized and unrealized gain                        28,240,379
                                                             ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $ 27,818,703
                                                             ============

See accompanying notes to financial statements.

                BRIDGEWAY FUNDS, INC. - ULTRA-SMALL COMPANY FUND
                 STATEMENT OF CHANGES IN NET ASSETS (unaudited)

                                                           Six months ended           Year ended
                                                           December 31, 2003         June 30, 2003
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
       Net investment loss                                   $    (421,676)         $    (483,356)
       Net realized gain on investments                         15,503,441              2,936,986
       Net change in unrealized appreciation                    12,736,938             16,645,661
                                                             -------------          -------------
           Net increase resulting from operations               27,818,703             19,099,291
                                                             -------------          -------------
       Distributions to shareholders:

           From net investment income                                    0                      0
           From realized gains on investments                  (12,258,703)            (7,812,088)
                                                             -------------          -------------
             Total distributions to shareholders               (12,258,703)            (7,812,088)
                                                             -------------          -------------
FUND SHARE TRANSACTIONS:
       Proceeds from sale of shares                                561,194              3,033,907
       Reinvestment of dividends                                12,016,815              7,737,020
       Cost of shares redeemed                                  (2,260,336)            (5,417,265)
                                                             -------------          -------------
           Net increase from Fund share transactions            10,317,673              5,353,662
                                                             -------------          -------------
           Net increase in net assets                           25,877,673             16,640,865
NET ASSETS:
       Beginning of period                                      77,449,590             60,808,725
                                                             -------------          -------------
       End of period                                         $ 103,327,263          $  77,449,590
                                                             =============          =============

Number of Fund shares:
       Sold                                                         13,506                119,382
       Issued on dividends reinvested                              300,646                327,866
       Redeemed                                                    (56,958)              (204,489)
                                                             -------------          -------------
           Net increase (decrease)                                 257,194                242,759
       Outstanding at beginning of period                        2,352,034              2,109,275
                                                             -------------          -------------
       Outstanding at end of period                              2,609,228              2,352,034
                                                             =============          =============

See accompanying notes to financial statements.

                BRIDGEWAY FUNDS, INC. - ULTRA-SMALL COMPANY FUND
                        FINANCIAL HIGHLIGHTS (unaudited)
                 (for a share outstanding throughout the period)

                                                                                       Year ended June 30,
                                           Six months ended   --------------------------------------------------------------------
                                           December 31, 2003      2003          2002           2001         2000           1999
                                                                              (restated)
PER SHARE DATA
  Net asset value,
        beginning of period                   $      32.93    $      28.83   $     26.99   $     21.59   $     14.91   $     22.52
                                              ------------    ------------   -----------   -----------   -----------   -----------
  Income (loss) from
        investment operations:
              Net investment loss*                   (0.18)          (0.21)        (0.14)        (0.22)        (0.26)        (0.28)
              Net realized and
                    unrealized gain (loss)           12.14            7.99          4.43          5.62          6.94         (3.77)
                                              ------------    ------------   -----------   -----------   -----------   -----------
  Total from investment operation                    11.96            7.78          4.29          5.40          6.68         (4.05)
                                              ------------    ------------   -----------   -----------   -----------   -----------
  Less distributions to shareholders:
        Net investment income                         0.00            0.00          0.00          0.00          0.00          0.00
        Net realized gains                           (5.29)          (3.68)        (2.45)         0.00          0.00         (3.56)
                                              ------------    ------------   -----------   -----------   -----------   -----------
  Total distributions                                (5.29)          (3.68)        (2.45)         0.00          0.00         (3.56)
                                              ------------    ------------   -----------   -----------   -----------   -----------

  Net asset value, end of period              $      39.60    $      32.93   $     28.83   $     26.99   $     21.59   $     14.91
                                              ============    ============   ===========   ===========   ===========   ===========

TOTAL RETURN                                         36.20%          32.00%        17.04%        25.01%        44.80%       (14.57%)

RATIOS & SUPPLEMENTAL DATA
  Net assets, end of period                   $103,327,263    $ 77,449,590   $60,808,725   $51,764,004   $41,958,858   $32,647,536
  Ratios to average net assets: #
        Expenses after waivers
              and reimbursements                      1.16%           1.29%         1.26%         1.61%         1.85%         2.00%
        Expenses before waivers
              and reimbursements                      1.16%           1.29%         1.26%         1.61%         1.85%         2.26%
        Net investment loss after waivers
              and reimbursements                     (0.91%)         (0.82%)       (0.53%)       (0.93%)       (1.36%)       (1.82%)

  Portfolio turnover rate #                           95.8%           56.1%        120.6%         57.0%         65.4%         80.4%

* Based on average daily shares outstanding.

# Annualized for periods less than a year

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                            ULTRA-SMALL COMPANY FUND
                    NOTES TO FINANCIAL STATEMENTS (unaudited)

1.       Organization:

         Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 par value.

         On June 25, 2003 the Bridgeway Fund Board of Directors changed the name of Bridgeway Fund, Inc. to Bridgeway Funds, Inc. to more accurately describe the group of funds in the series. The Board also approved calling each "Portfolio" in the series a "Fund" to bring the investment companies' names in line with industry practice. Two funds were renamed: Ultra-Large 35 Index became Blue Chip 35 Index Fund to increase investors' understanding of the type of companies in which the fund invests and Ultra-Small Company Tax Advantage became Ultra-Small Company Market to simplify its name and to clarify that it may be appropriate for nontaxable accounts.

         Bridgeway is organized as a series fund and, as of December 31, 2003, has eleven funds: Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced Fund, Small-Cap Growth, Small-Cap Value, Large-Cap Growth and Large-Cap Value.

         On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On January 7, 2002, the Micro-Cap Limited Fund closed to all investors. On August 15, 2003, the Ultra-Small Company Market Fund closed to new investors.

         Bridgeway Capital Management, Inc. (the "Adviser") is the adviser.

2.       Significant Accounting Policies:

         The following is a summary of significant accounting policies followed in the preparation of financial statements of the Ultra-Small Company Fund (the "Fund").

         Securities, Futures and other Investments Valuation

         Securities and futures are valued at the closing price traded on a principal U.S. securities exchange and on NASDAQ. Short-term investments (i.e. T-bills) are valued each day based on the straight-line amortization of the difference between settlement day price and par value until maturity. Investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

         Use of Estimates in Financial Statements

         In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUND, INC.
                            ULTRA-SMALL COMPANY FUND
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

2.       Significant Accounting Policies, Continued:

         Risks and Uncertainties

         The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

         12b-1 Plan

         The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees. On October 22, 2003 shareholders adopted a modification to the 12b-1 Plan to include a provision for a future class of shares, R shares, to accommodate 12b-1 fees up to a maximum of 0.25%, for the purpose of paying for maintenance fees charged by more expensive "no-transaction fee" fund marketplaces. No 12b-1 fees are charged in this Fund.

         Other

         Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.       Management Contract:

         The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee, which is computed and paid monthly. The Fund pays a flat 0.9% annual management fee, computed daily and payable monthly, except that while the net assets range from $27.5 million to $55 million the fee will be $495,000 annually subject to a maximum rate of 1.49% and a maximum expense ratio of 2.0%.

4.       Related Party Transactions:

         One director of the Fund, John Montgomery, is an owner and director of the Adviser. Mike Mulcahy is also a Director of both Bridgeway Funds and the Adviser. Under the Investment Company Act of 1940 definitions, they are considered to be "affiliated" and "interested." Compensation of John Montgomery is borne by the Adviser rather than the Fund. Mike Mulcahy and the other officers of the Fund are staff members of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

5.       Custodial Agreement:

         The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, the Fund pays a fee, computed and paid monthly based on the average month end total assets plus a fee per transaction.

                              BRIDGEWAY FUND, INC.
                            ULTRA-SMALL COMPANY FUND
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

6.       Purchases and Sales of Investment Securities:

         Aggregate purchases and sales, other than cash equivalents were $46,518,492 and $40,493,979 respectively, for the six months ended December 31, 2003.

7.       Federal Income Taxes:

         The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax is provided.

         The Fund incurred a net loss from investment operations and made no investment income dividends during the year. Distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The ordinary income distributions did not qualify for the dividends received deduction of corporate shareholders.

         During the six months ended December 31, 2003, the Fund paid a short-term capital gain distribution of $0.7197 and a long-term capital gain distribution of $4.5707 per share to shareholders of record.

         Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses, redemption in kind and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital. During the six months ended December 31, 2003, the net investment loss of $421,676 was reclassified to paid-in capital.

8.       Subsequent Event:

         On January 2, 2004 Forum Fund Services, LLC became the distributor, and the Fund Services division of Citigroup, Global Transaction Services became the transfer agent for Bridgeway Funds.

[BRIDGEWAY FUNDS LOGO]


March 10, 2004                             December Quarter - Semi-Annual Report

Dear Ultra-Small Company Market Fund Shareholder,

CONTINUED CAUTION: Over the last seven and a half decades, ultra-small stocks have outperformed very large stocks by an average 3% per year, an amount I attribute primarily to their higher risk. In 2003 ultra-small stocks outperformed very large ones by an amazing 65%. In the historical context, we just got two decades of outperformance all in one year. Clearly, I don't expect this to continue. It would not be unreasonable to think that ultra-small stocks would under perform large ones in the next few years. Historically, large stocks actually outperform ultra-small ones about half of all years. So, in spite of the fact that ultra-small stocks have done famously well recently, and in spite of the fact that this could continue into 2003, and in spite of the fact they have historically had good diversifying characteristics, I would encourage you to evaluate your exposure to them. I have trimmed my own exposure to ultra-small and micro-cap stocks as outlined beginning on page 5. (Although after trimming, 42% of my long-term portfolio is invested in the ultra-small arena.) Looking at this issue another way, if you were a shareholder in 1998, you may remember that our net asset value per share dropped 50% from the peak in April to the "trough" in October. I hope you don't have more money in this Fund than you're willing to hold through a similar future downturn, whether it's in 2003 or ten years from now. Now, on to our performance.

Our Fund was up 36.45% in the six months from July through December of 2003. This compares to a 24.92% return for the Russell 2000 Index, 22.51% for our peer benchmark, the Lipper Small-Cap Stock Funds Index, and 39.74% for our primary benchmark, the CRSP Cap-Based Portfolio 10 Index. It was a mixed half year (on a relative basis), in spite of great returns. The table below presents the quarterly and cumulative performance of our Fund and benchmarks since inception.

                                                Six Months              1 Year              5 Year              Life-to-Date
                                                  7/1/03                1/1/03              1/1/99               7/31/97 to
                                              to 12/31/03(4)          to 12/31/03       to 12/31/03(5)         to 12/31/03(5)
                                              --------------          -----------       --------------         --------------
Ultra-Small Company Market Fund                    36.45%                79.43%              25.30%                 18.80%
CRSP Cap-Based Portfolio 10 Index(1)               39.74%                90.99%              22.04%                 15.81%
Lipper Small-Cap Stock Funds Index(2)              22.51%                41.32%               5.90%                  5.76%
Russell 2000 Index(3)                              24.92%                47.25%               7.13%                  6.06%

     Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call 1-800-661-3550 or visiting the Fund's website at www.bridgeway.com. Returns listed in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,682 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. (2) The Lipper Small-Cap Stock Funds is an index of small-company funds compiled by Lipper, Inc. (3) The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. It is not possible to invest directly in an index or average. (4)Periods less than one year are not annualized. (5)Periods longer than one year are annualized.

For the calendar year 2003, our Fund was up 79.43% vs. 47.25% for the Russell 2000 Index, 41.32% for the Lipper Small-Cap Stock Funds Index, and 90.99% for the CRSP Cap-Based Portfolio 10 Index. We more almost doubled the return of our peer benchmark. We also more than doubled the return of our previous best year since inception almost six and one-half years ago. Nevertheless, for the second time in six calendar years since inception, we lagged our primary market benchmark. I'm not pleased.

According to data from Lipper, Inc., the Ultra-Small Company Market Fund ranked 9th of 70 micro-cap funds for the calendar year and 7th of 43 over the last five years. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

Performance Summary

TRANSLATION: Although we lagged one of our benchmarks in the last quarter and year, we're beating each of them over the last five-year and life-to-date periods.

The graph below presents the quarterly cumulative performance of our Fund and its peer benchmarks since inception.

GROWTH OF $10,000 INVESTED IN VARIOUS FUNDS AND INDEXES FROM 7/31/97 (INCEPTION)
                                   TO 12/31/03

                              [PERFORMANCE GRAPH]

                                       7/31/1997     9/30/1997     12/31/1997     3/31/1998     6/30/1998
USC MARKET FUND                        10,000.00     11,280.00       9,960.00     11,720.00     11,380.00
CRSP CAP-BASED PORTFOLIO 10            10,000.00     11,545.81      10,691.73     12,028.60     11,255.82
RUSSELL 2000 (SMALL GROWTH STOCKS)     10,000.00     10,977.50      10,609.90     11,677.08     11,132.71
LIPPER SMALL CO.                       10,000.00     11,524.76      10,852.42     12,015.59     11,551.91
                                                          1.13           0.88          1.18          0.97
                                                          1.15           0.93          1.13          0.94

                                       9/30/1998    12/31/1998      3/31/1999     6/30/1999     9/30/1999
USC MARKET FUND                         8,780.00      9,780.00       9,160.00      9,920.00     10,300.00
CRSP CAP-BASED PORTFOLIO 10             8,539.33      9,477.70       9,240.91     10,593.19     10,312.51
RUSSELL 2000 (SMALL GROWTH STOCKS)      8,889.95     10,339.81       9,778.94     11,299.72     10,585.26
LIPPER SMALL CO.                        9,080.37     10,759.64      10,251.50     11,773.78     11,512.74
                                            0.77          1.11           0.94          1.08          1.04
                                            0.76          1.11           0.98          1.15          0.97

                                      12/31/1999     3/31/2000      6/30/2000     9/29/2000    12/29/2000
USC MARKET FUND                        12,860.00     14,140.00      13,240.00     14,440.00     12,946.21
CRSP CAP-BASED PORTFOLIO 10            12,119.93     14,256.32      13,025.70     13,100.26     10,505.94
RUSSELL 2000 (SMALL GROWTH STOCKS)     12,537.69     13,425.85      12,918.39     13,061.20     12,158.93
LIPPER SMALL CO.                       15,229.03     16,933.73      15,925.82     16,462.06     14,225.70
                                            1.25          1.10           0.94
                                            1.18          1.18           0.91

                                       3/30/2001     6/30/2001      9/30/2001   12/31/2001      3/31/2002
USC MARKET FUND                        13,228.09     14,536.80      13,610.63    16,051.06      17,805.38
CRSP CAP-BASED PORTFOLIO 10            11,623.09     13,183.20      11,261.56    14,344.85      15,348.45
RUSSELL 2000 (SMALL GROWTH STOCKS)     11,367.95     12,992.20      10,291.22    12,461.18      12,957.60
LIPPER SMALL CO.                       12,086.51     13,871.08      10,787.60    12,899.95      13,011.40

                                       6/30/2002     9/30/2002     12/31/2002     3/31/2003      6/30/2003
USC MARKET FUND                        17,543.24     15,022.66      16,837.48     16,918.14     22,140.78
CRSP CAP-BASED PORTFOLIO 10            14,471.72     11,759.18      13,431.78     13,422.30     18,358.59
RUSSELL 2000 (SMALL GROWTH STOCKS)     11,875.35      9,334.00       9,908.73      9,463.65     11,680.48
LIPPER SMALL CO.                       11,785.78      9,569.00      10,138.68      9,686.90     11,695.41
                                                                                        0.5%         30.9%
                                                                                       -0.1%         36.8%
                                                                                        0.5%         -5.9%

                                       9/30/2003    12/31/2003
USC MARKET FUND                        25,669.60     30,211.49
CRSP CAP-BASED PORTFOLIO 10            21,761.15     25,654.03
RUSSELL 2000 (SMALL GROWTH STOCKS)     12,740.78     14,590.97
LIPPER SMALL CO.                       12,589.58     14,327.92
                                            15.9%         17.7%
                                            18.5%         17.9%
                                            -2.6%         -0.2%

Detailed Explanation of Calendar Year Performance -- What Worked

TRANSLATION: The return of a bull market in small stocks was a tremendous help in 2003. Nearly one sixth of our stocks, 111, more than doubled over the calendar year. We had strong performing stocks across a broad section of the entire economy, with the greatest representation from the Software, Pharmaceuticals, Internet, and Electronics industries.

Here is the stellar list of 42 stocks that more than tripled in the calendar year 2003. Feast your eyes. I don't expect to see many annual lists like this:

Rank                Description                          Industry                      % Gain
----     ---------------------------------      -------------------------              -------
 1       Taser International Inc                Electronics                            1920.8%
 2       Ask Jeeves                             Internet                                607.8%
 3       Heska Corp                             Pharmaceuticals                         556.9%
 4       Ditech Communications Corp             Telecommunications                      488.0%
 5       TradeStation Group Inc                 Software                                476.2%
 6       Encysive Pharmaceuticals Inc           Biotechnology                           459.1%
 7       Measurement Specialties Inc            Electronics                             443.1%
 8       Sina Corp                              Internet                                419.2%
 9       InterVoice Inc                         Computers                               417.9%
 10      John B. Sanfilippo & Son               Food                                    410.4%
 11      Applied Molecular Evolution Inc        Biotechnology                           362.2%
 12      Nuvelo Inc                             Pharmaceuticals                         353.1%

 13      Metrologic Instruments Inc             Electronics                             345.2%
 14      Divine Inc cl A                        Internet                                339.6%
 15      Merix Corp                             Electronics                             321.1%
 16      First Horizon Pharmaceutical Corp      Pharmaceuticals                         315.9%
 17      Aetrium Inc                            Semiconductors                          311.7%
 18      Ceradyne Inc                           Miscellaneous Manufacture               296.4%
 19      Intrabiotics Pharmaceuticals Inc       Pharmaceuticals                         295.0%
 20      Meridian Resource Corp                 Oil&Gas                                 287.0%
 21      Petroleum Development Corp             Oil&Gas                                 284.5%
 22      Evolving Systems Inc                   Software                                284.4%
 23      American Superconductor Corp           Electrical Compo&Equip                  278.3%
 24      Aspen Technology Inc                   Software                                274.5%
 25      Orleans Homebuilders Inc               Home Builders                           270.3%
 26      QAD Inc                                Software                                266.9%
 27      Faro Technologies Inc                  Electronics                             264.1%
 28      Abaxis Inc                             Healthcare-Products                     259.7%
 29      Caminus Corporation                    Software                                258.0%
 30      Matrix Service Co                      Oil&Gas Services                        251.1%
 31      Pantry Inc                             Retail                                  248.7%
 32      California Amplifier Inc               Telecommunications                      245.3%
 33      Ethyl Corp                             Chemicals                               237.0%
 34      Vyyo Inc                               Telecommunications                      235.8%
 35      HealthExtras Inc                       Pharmaceuticals                         230.9%
 36      Netopia Inc                            Internet                                225.9%
 37      Valueclick Inc                         Internet                                225.1%
 38      Hurco Cos Inc                          Machinery-Diversified                   217.1%
 39      Seattle Genetics Inc                   Biotechnology                           211.7%
 40      Brightpoint Inc                        Distribution/Wholesale                  208.1%
 41      Nuance Communications Inc              Computers                               207.5%
 42      Concur Technologies Inc                Software                                202.5%

One notable top performing stock for 2003 was Taser International Inc. Taser develops and markets conducted energy weapons used for law enforcement. The company's stock has risen most of the year, particularly over the last nine months, on the strength of increasing sales and earnings. Taser's "stun gun" products give law enforcement and corrections officials a safer means to fight crime and control prison populations. We have held this stock for a while (the first purchase was almost two years ago), and I am very pleased with its 1,920.8% return for the year.

Detailed Explanation of Calendar Year Performance -- What Didn't Work

TRANSLATION: Even during a good year, some stocks do poorly. We ended the year with 17 investments that declined by 50% or more:

Rank             Description                       Industry              % Loss
----     ---------------------------      ------------------------       ------
 1       Recoton Corporation              Electronics                    -97.5%
 2       Cone Mills Corp                  Apparel                        -94.5%
 3       FAO Inc                          Retail                         -92.1%
 4       Superior Telecom Inc             Telecommunications             -90.0%
 5       ClearOne Communications Inc      Telecommunications             -80.7%
 6       Dynacq Healthcare Inc.           Healthcare-Services            -71.9%
 7       Deltagen Inc                     Biotechnology                  -70.2%
 8       Factory 2-U Stores Inc           Retail                         -64.8%

 9       Surebeam Corp                    Machinery-Diversified          -63.6%
 10      Daisytek International Corp      Distribution/Wholesale         -62.1%
 11      AstroPower Inc                   Energy-Alternate Sources       -59.7%
 12      Reptron Electronics Inc          Electronics                    -56.2%
 13      Mississippi Chemical             Chemicals                      -53.3%
 14      Dan River Inc                    Textiles                       -52.6%
 15      Commerce One Inc                 Internet                       -52.5%
 16      Aerosonic Corp                   Aerospace/Defense              -51.5%
 17      Valentis Inc                     Pharmaceuticals                -50.8%

I'd like to note that our entire list of worst performers for the year is made up of stocks that we completely sold during 2003. We will typically "harvest losses" of such stocks to improve the tax efficiency of our Fund or sell such a position if it will likely be delisted.

Our worst performer for the year on a percentage basis, Recoton Corporation, declined by 97.5%. The company, which markets consumer electronic, audio, and game products, revealed plans for a corporate restructuring in the fall of 2002. Over the next six months, the company sold some of its assets as part of the plan, but ended up filing for bankruptcy protection this past spring, at which point we sold our position. Luckily for us it was a smaller diversifying position, so the loss was small.

The worst performer from our list in terms of dollar losses was Dynacq Heatlhcare Inc. We purchased shares of this healthcare services provider in the fall. In December the company announced that its auditors had resigned and that the SEC was conducting an investigation. In addition, the company didn't file its annual report on time and received notice that it might be delisted from the Nasdaq National Market. The stock declined 62% over a two-day period on this confluence of events. We closed our position with a 71.9% loss.

Feedback from a Shareholder

As you know, we solicit feedback at the end of each shareholder letter. We want to know what our shareholders are thinking or experiencing and their ideas on how we can improve. Recently a shareholder wrote to express appreciation for our historical risk-adjusted returns, frugality, open communications, and integrity. He also offered two suggestions for shareholder letters.

The first was to provide some insight into how we perceived the stock market climate during the quarter or semi-annual period. The second was to explain the application of our strategy with respect to that market environment. I have to admit that insight on the market climate is generally lacking in these letters and that exploitative macro-market strategy is altogether missing. I spend very little time thinking about the direction of the market or the economy. One of the strengths of our quantitative stock picking process is continuing to apply our investment process uniformly in all market environments. Thus, I might have insights on the market retroactively, but prospectively, I'm just trying to pick one good stock at a time by following our models.

I occasionally provide some statistical comments when they are dramatic or when they help explain our performance. They are always in the light of "Monday morning quarterbacking;" they are rarely prospective in tone. The section above on the superior performance of "doggy stocks" in 2003 is one such example.

Changes At Bridgeway

TRANSLATION: We consider good shareholder service both essential and delightful. Your Bridgeway Funds staff continually looks for ways to improve service quality, while "putting the squeeze" on costs. Outsourcing the account maintenance (transfer agent) function has provided more choices for shareholders investing directly with Bridgeway and has rendered more Bridgeway staff resources available to all callers with questions about our Funds.

Calendar year 2003 was a challenging one for our industry. For our fund family and shareholders, it was also a challenging year - more and less. We started the year with more people on staff but less help with fund performance from a sluggish market. When the market slowly turned the corner, more investments flowed rapidly into the funds resulting in more closed funds, and giving investors less to choose from. Finally, in November four new Bridgeway funds opened, creating more Bridgeway products. Through all fluctuations, we remain dedicated to your best interests. In that spirit we have made changes to our operations - both to better serve you and to handle our growth. One change was in the transfer agency, which is the area of mutual fund companies that manages accounts and transactions, answers your questions about share ownership, and sends out confirmation statements and tax forms.

The Fund Services division of Citigroup, Global Transaction Services (previously known as Financial Group), serves as our transfer agent. Our association with Citigroup has expanded our level of service for all shareholders. Shareholders investing directly with Bridgeway now have a wider range of choices, such as account access via the Internet. Bridgeway's web site now enables direct shareholders to view their accounts and even trade on-line. We are very pleased with the response so far.

When you call us at 800-661-3550, direct shareholders may be connected to Citigroup to manage their accounts or to order a transaction by selecting 3. For questions concerning Bridgeway Funds' investing style, philosophy or methods, option 4 will connect you to our Bridgeway staff. Whether you hold your shares directly with Bridgeway or through a "fund marketplace" or brokerage firm, we encourage you to use as much Internet technology as you feel comfortable with to help keep the costs of your fund lower.

How Does He Invest His Money?

TRANSLATION: Some people say I have a steel stomach in a market downturn. Thus, my target allocation for my own investments is more aggressive than is appropriate for most people. However, I have trimmed back some on my very high exposure to very small companies.

Our phone representatives tell me that you're interested in knowing how I invest my own money. I personally have a high pain threshold in a market downturn. However, your individual situation won't be the same as mine, so I don't propose that you copy what I'm doing. (Perhaps I should say, "Don't try this at home," or "Don't try this at home unless you're in it for the long haul, have a steel stomach, and have carefully read the prospectus and are willing to accept above average market risk.") This information is by way of disclosing, not modeling.

I use Bridgeway-managed portfolios for 100% of my stock market investing needs. (No portfolio manager at Bridgeway is permitted to buy shares of stocks directly; we "eat our own cooking.") I have a very high threshold for short-term volatility. Also, I generally favor short-term and inflation-protected bond funds of other fund companies for money I might need in the short-term and can't afford to see decline significantly. The following new allocation reflects my significant trimming of ultra-small fund targets, since they have appreciated so tremendously in the last few years. To clarify, the following table shows my allocation of how I target use of our funds in investing my own money. It does not show how I manage money within each fund. Here's my target allocation:

                     TARGET ASSET ALLOCATION (% OF TOTAL)

                                     Less than                      Mid-term             Long-term           Long-term
                                     One-year      Short-term      Aggressive           Aggressive           Aggressive
Bridgeway-managed Fund                Taxable       Taxable          Taxable              Taxable           Tax-Deferred
----------------------               ---------     ----------      ----------           ----------          ------------
Ultra-Small Company                                     5               20                   23                  23
Micro-Cap Limited                                       5               18                   19                  19
Aggressive Investors 1                                                  16                   32                  21
Aggressive Investors 2                                  5               16                   11                  22
Calvert Large-Cap Growth                                                 6                    5                   5
Balanced                                               25               24                   10                  10

Inflation-Protected Treasuries           30            30
Short-term bonds                         40            30
Cash                                     30
                                        ---           ---              ---                  ---                 ---
Total                                   100           100              100                  100                 100

I am currently slightly favoring Aggressive Investors 2 over Aggressive Investors 1 in my tax-deferred IRA account (only). This is likely only for the period that Aggressive Investors 2 has significantly less money under management and may therefore be the more "nimble" fund. Keep in mind that my target asset allocation discussed herein is for the period ended December 31, 2003. While my target asset allocation is fairly static (I believe it has changed twice in ten years), it could change in the future without notice. If/when that happens, I commit to updating shareholders either in their next letter or on our website.

Update on the Fund Industry Scandals

In the next shareholder letter I am planning to write an update on industry developments since my last report. There have been new revelations of impropriety, much criticism, speculation about who should have known what and an avalanche of proposed new regulations. In the midst of all this, like many others, I have asked myself what changes should take place to protect shareholder interests industry-wide. Our industry probably needs to pay more attention to compliance and new regulations to shore up some loopholes. Indeed, Bridgeway has budgeted more than twice the resources for compliance in 2004 than in 2003, partly in recognition of our growth and partly to stay on top of the new requirements. Nevertheless, I believe compliance, regulations, and even enforcement are a small part of the answer to protecting shareholders' interests, no amount of which will adequately protect shareholders if the men and women who serve the investing public do not apply principals of fairness and fiduciary duty. I believe the vast majority of these problems would vanish if leaders at all "levels" of fund companies would continually test their actions by asking one of our guiding principals, "What is in the best long-term interest of current shareholders?" We don't and won't always get it right, but we are very intentional in seeking to do so.

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here (including my personal targeted fund allocation presented above) are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or Fund applies only as of the quarter end, December 31, 2003, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. This report must be preceded or accompanied by a current Bridgeway Funds prospectus. Forum Fund Services, LLC, distributor. (03/04).

Conclusion

As always, we appreciate your feedback. We've gotten quite a bit of positive feedback from shareholders recently, both about our performance and some of our policies in light of recent industry scandals. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming -- we continually look for ways to improve our service.

Sincerely,

/s/ John Montgomery
John Montgomery

                              BRIDGEWAY FUNDS, INC.
                         ULTRA-SMALL COMPANY MARKET FUND
                     SCHEDULE OF FUND INVESTMENTS, unaudited
                     Showing percentage of total net assets
                                December 31, 2003

      Industry    Company                                 Shares        Value
      --------    -------                                 ------        -----
Common Stock - 84.0%
      Advertising - 0.3%
                  Traffix Inc *                            74,930     $   408,369
                  Ventiv Health Inc *                     198,300       1,814,445
                                                                      -----------
                                                                        2,222,814

      Aerospace & Defense - 0.7%
                  CPI Aerostructures Inc *                 86,100       1,024,590
                  Ducommun Inc *                           43,900         981,165
                  EDO Corp                                  3,700          91,205
                  Innovative Solutions & Support
                     Inc *                                 28,500         462,840
                  Sensytech Inc *                         137,600       1,926,400
                  Titan Corp *                              2,832          61,766
                  Transtechnology Corp *                   67,800         450,870
                                                                      -----------
                                                                        4,998,836

      Agriculture - 0.2%
                  Andersons Inc                            95,481       1,524,545

      Airlines - 0.4%
                  ATA Holdings Corp *                     145,000       1,399,250
                  MAIR Holdings Inc *                      59,307         431,755
                  Midwest Air Group Inc *                 359,400       1,513,074
                                                                      -----------
                                                                        3,344,079

      Apparel - 1.5%
                  Ashworth Inc *                          152,000       1,226,640
                  Deckers Outdoor Corp *                  146,100       2,995,050
                  Haggar Corp                             100,450       1,959,780
                  Hartmarx Corp *                         182,800         762,276
                  Perry Ellis International Inc *          35,100         904,878
                  RG Barry Corp *                          64,300         282,277
                  Steven Madden Ltd *                         700          14,280
                  Tandy Brands Accessories Inc             90,500       1,357,500
                  Vans Inc *                              113,856       1,299,097
                  Weyco Group Inc                          15,447         519,776
                                                                      -----------
                                                                       11,321,554

      Auto Manufacturers - 0.2%
                  Starcraft Corp *                         54,900       1,782,054

      Auto Parts & Equipment - 0.8%
                  Dura Automotive Systems Inc *            85,323       1,107,493
                  IMPCO Technologies Inc *                208,700       1,819,864
                  Noble International Ltd                  77,400       1,771,686
                  R&B Inc *                                38,157         591,434
                  Raytech Corp *                            3,400          11,288
                  Tenneco Automotive Inc *                 73,000         488,370
                  Transpro Inc *                          127,700         535,063
                                                                      -----------
                                                                        6,325,198

      Banks - 8.5%
                  ABC Bancorp                              70,700       1,138,270
                  Abigail Adams National Bancorp           66,200       1,259,124
                  AmericanWest Bancorp *                   71,634       1,633,255
                  BB&T Corp                                10,300         397,992
                  Banc Corp *                              32,000         272,000
                  Bancorp Rhode Island Inc                 59,700       1,964,727
                  Bank of the Ozarks Inc                   40,800         919,224
                  Banknorth Group Inc                      17,793         578,806
                  Bnccorp *                                65,307       1,187,281
                  Bryn Mawr Bank Corp                      55,860       1,346,226
                  C&F Financial Corp                       25,200       1,000,440
                  Capital Bank Corp                        69,700       1,078,956
                  Capital Corp of the West *               18,686         738,658
                  Capital Crossing Bank *                  43,800       2,073,536
                  Cascade Bancorp                             720          13,867
                  Cascade Financial Corp                   73,868       1,431,488
                  Cass Information Systems Inc             37,125       1,229,209
                  Center Financial Corp                    67,800       1,847,550
                  Central Bancorp Inc                      34,300       1,252,293
                  City National Corp                          579          35,967
                  CoBiz Inc                                   600          11,052
                  CoVest Bancshares Inc                    28,783         788,654
                  Columbia Bancorp                          7,181         229,433
                  Columbia Bancorp                         36,589         631,160
                  Commercial Bankshares Inc                 8,750         293,650
                  Eastern Virginia Bankshares Inc          44,100       1,281,546
                  FNB Corp Inc                             18,479         391,385
                  FNB Corp                                 40,200       1,193,940
                  FNB Financial Services Corp              50,375       1,010,019
                  Fidelity Southern Corp                   57,476         761,557
                  First Mariner Bancorp Inc *             130,078       2,419,451
                  First Mutual Bancshares Inc              14,850         363,825
                  First State Bancorporation                8,500         295,375
                  Firstbank Corp/MI                        11,439         356,450
                  Florida Banks Inc *                      94,100       1,317,400
                  Franklin Bancorp Inc                     12,655         272,715
                  Glacier Bancorp Inc                         623          20,229
                  Greater Bay Bancorp                         364          10,367
                  Greater Community Bancorp                35,101         592,856
                  Humboldt Bancorp                         62,907       1,104,018
                  IBERIABANK Corp                             350          20,650
                  Lakeland Financial Corp                  43,200       1,525,824
                  Macatawa Bank Corp                       14,432         409,681
                  Mercantile Bank Corp                     34,175       1,247,388
                  Merchants Bancshares Inc                 40,400       1,230,180
                  MidWestOne Financial Grp Inc             27,206         516,642
                  Midsouth Bancorp Inc                     35,870       1,129,905
                  NSD Bancorp Inc                           4,572         116,586
                  National Bankshares Inc                  11,029         544,502
                  North Valley Bancorp                     17,100         260,963
                  Northrim BanCorp Inc                     81,878       1,883,194
                  Oak Hill Financial Inc                   49,773       1,498,665
                  PAB Bankshares Inc                       58,300         905,982
                  Pacific Crest Capital Inc                42,824       1,107,000
                  Patriot Bank Corp                        61,300       1,753,793
                  Pinnacle Financial Partners Inc *        62,200       1,461,700
                  PrivateBancorp Inc                       18,600         842,394
                  Prosperity Bancshares Inc                   800          18,112
                  Redwood Empire Bancorp                   26,265         686,830
                  Resource Bankshares Corp                 64,500       2,033,685
                  SouthTrust Corp                             468          15,322
                  Southside Bancshares Inc                 26,977         499,075
                  State Financial Services Corp            58,150       1,544,464
                  UnionBanCal Corp                         10,606         610,269
                  United Security Bancshares               40,201       1,096,683
                  Vail Banks Inc                           79,300         946,842
                  Vineyard National Bancorp Co             41,400       1,552,500
                  Western Sierra Bancorp *                 38,863       1,826,561
                  Wilshire State Bank/Calif *             114,040       2,214,543
                  Yardville National Bancorp                6,200         159,588
                                                                      -----------
                                                                       64,403,474

      Beverages - 0.2%
                  Green Mountain Coffee Roasters
                     Inc *                                 47,751       1,094,453
                  Peet's Coffee & Tea Inc *                17,400         303,804
                  Redhook ALE Brewery Inc *                28,800          74,880
                                                                      -----------
                                                                        1,473,137

                              BRIDGEWAY FUNDS, INC.
                         ULTRA-SMALL COMPANY MARKET FUND
               SCHEDULE OF FUND INVESTMENTS, continued, unaudited
                     Showing percentage of total net assets
                                December 31, 2003

      Industry    Company                                 Shares        Value
      --------    -------                                 ------        -----
      Biotechnology - 3.9%
                  Aksys Ltd *                              54,800     $   483,336
                                                                      -----------
                  Applied Molecular Evolution Inc *       205,900       3,671,197
                  Arqule Inc *                            312,489       1,524,946
                  Embrex Inc *                            131,957       1,813,089
                  Encysive Pharmaceuticals Inc *          330,900       2,961,555
                  GenVec Inc *                            321,393       1,060,597
                  Genetronics Biomedical Corp *         1,326,200       1,657,750
                  Genome Therapeutics Corp *              164,500         514,885
                  Immunogen Inc *                          55,300         279,265
                  Keryx Biopharmaceuticals Inc *           55,447         257,829
                  Lifecell Corp *                         296,350       1,837,370
                  Maxim Pharmaceuticals Inc *             108,700         967,430
                  Nanogen Inc *                           480,100       4,325,701
                  Orchid BioSciences Inc *                979,178       1,811,479
                  Oxigene Inc *                            78,200         633,420
                  Paradigm Genetics Inc *                 439,200         645,624
                  Sangamo Biosciences Inc *               112,300         614,281
                  Seattle Genetics Inc *                  115,055         987,172
                  Sonus Pharmaceuticals Inc *             109,100         554,228
                  Strategic Diagnostics Inc *             385,400       1,811,380
                  Third Wave Technologies Inc *           136,400         620,620
                  Viragen Inc *                         2,395,700         574,968
                                                                      -----------
                                                                       29,608,122

    Building Materials - 0.3%
                  Aaon Inc *                                  787          15,276
                  Butler Manufacturing Co *                 8,500         187,000
                  Comfort Systems USA Inc *                29,800         163,304
                  Craftmade International Inc              86,751       2,269,406
                                                                      -----------
                                                                        2,634,986

    Chemicals - 1.0%
                  Aceto Corp                               71,029       1,814,081
                  American Vanguard Corp                   38,000       1,416,260
                  Balchem Corp                             56,800       1,295,040
                  Ethyl Corp *                             29,200         638,604
                  Landec Corp *                           109,200         719,628
                  Lesco Inc *                             111,400       1,447,086
                                                                      -----------
                                                                        7,330,699

    Coal - 0.1%
                  Westmoreland Coal Co *                   44,500         778,750

    Commercial Services - 2.7%
                  ACE Cash Express Inc *                   94,000       2,001,260
                  Bankrate Inc *                          125,359       1,551,944
                  CPI Corp *                               11,400         230,394
                  Cadmus Communications Corp               75,219         977,847
                  Carriage Services Inc *                 134,500         497,650
                  Cornell Cos Inc *                        88,900       1,213,485
                  Discovery Partners International Inc*   269,600       1,658,040
                  Exponent Inc *                           78,900       1,688,460
                  FTI Consulting Inc *                      4,050          94,649
                  Geo Group Inc/The *                      10,500         239,400
                  HMS Holdings Corp *                     114,500         459,145
                  Healthcare Services Group                15,800         303,834
                  Integrated Alarm Services Group
                     Inc *                                 23,870         202,895
                  Kendle International Inc *               12,300          77,982
                  Kroll Inc *                               9,371         243,646
                  Mail-Well Inc *                          16,900          77,909
                  Medifast Inc *                           41,300         582,330
                  Multi-Color Corp *                       41,000         707,250
                  National Research Corp *                 40,300         649,233
                  On Assignment Inc *                      25,800         134,418
                  Opinion Research Corp *                  26,700         170,079
                  Perceptron Inc *                        102,700         780,520
                  Princeton Review Inc *                    7,400          72,150
                  RCM Technologies Inc *                  169,219       1,247,313
                  Rent-Way Inc *                           76,300         624,897
                  Rock of Ages Corp                        14,100          81,357
                  SFBC International Inc *                 57,380       1,524,013
                  Source Interlink Cos Inc *              168,250       1,786,815
                  Workflow Management Inc *               129,900         756,018
                                                                      -----------
                                                                       20,634,933

      Computers - 3.4%
                  Ansoft Corp *                            50,300         637,301
                  BindView Development Corp *             254,500         959,465
                  Brooktrout Inc *                        181,225       2,283,435
                  Ciber Inc *                               2,498          21,633
                  Compucom Systems Inc *                    2,900          15,051
                  Cyberguard Corp *                       103,200         899,904
                  Dataram Corp *                           82,533         346,639
                  Delphax Technologies Inc *               34,150         105,524
                  Drexler Technology Corp *                   500           6,720
                  Dynamics Research Corp *                 30,669         494,691
                  Electronics for Imaging *                12,156         316,299
                  Extended Systems Inc *                  281,600       1,219,328
                  Inforte Corp *                          171,700       1,423,393
                  InterVoice Inc *                        257,500       3,056,525
                  Maxwell Technologies Inc *               72,600         515,460
                  Mitek Systems Inc *                      70,300         176,453
                  Mobility Electronics Inc *               85,033         760,280
                  Nuance Communications Inc *             169,600       1,295,744
                  Overland Storage Inc *                    6,800         127,772
                  Pomeroy IT Solutions Inc *               35,331         520,779
                  Printronix Inc *                         69,800       1,256,400
                  Rimage Corp *                           118,369       1,874,965
                  SI International Inc *                   43,600         853,252
                  Sigma Designs Inc *                      63,445         477,741
                  Stratasys Inc *                          29,850         807,443
                  TechTeam Global Inc *                   141,770         990,972
                  Tier Technologies Inc *                 152,700       1,247,559
                  Transact Technologies Inc *              90,700       2,208,545
                  Xanser Corp *                           151,200         358,344
                                                                      -----------
                                                                       25,257,617

      Cosmetics & Personal Care - 0.3%
                  Chattem Inc *                             5,800         103,820
                  Parlux Fragrances Inc *                 370,463       1,907,884
                                                                      -----------
                                                                        2,011,704

      Distribution & Wholesale - 1.0%
                  Advanced Marketing Services *            48,725         555,465
                  Brightpoint Inc *                       138,375       2,386,969
                  Central European Distribution Corp *     46,500       1,469,400
                  Navarre Corp *                          521,700       3,171,936
                  Nitches Inc                               2,230           9,032
                                                                      -----------
                                                                        7,592,802

Diversified Financial Services - 1.1%
                  Asta Funding Inc                         44,050       1,508,713
                  BKF Capital Group Inc *                   7,700         190,036
                  Consumer Portfolio Services *           326,280       1,213,762
                  Maxcor Financial Group                  110,300       1,419,561
                  Onyx Acceptance Corp *                  125,024       1,473,908

                              BRIDGEWAY FUNDS, INC.
                         ULTRA-SMALL COMPANY MARKET FUND
               SCHEDULE OF FUND INVESTMENTS, continued, unaudited
                     Showing percentage of total net assets
                                December 31, 2003

      Industry    Company                                Shares          Value
      --------    -------                                ------          -----
      Diversified Financial Services, continued
                  Pelican Financial Inc                   77,500     $   946,275
                  Sanders Morris Harris Group Inc         40,477         501,915
                  United PanAm Financial Corp *           53,100         886,239
                                                                     -----------
                                                                       8,140,409

      Electric - 0.2%
                  Green Mountain Power Corp               55,300       1,305,080
                  Unitil Corp *                           17,400         448,920
                                                                     -----------
                                                                       1,754,000

      Electrical Components & Equipment - 0.9%
                  Active Power Inc *                     292,100         847,090
                  American Superconductor Corp *         125,100       1,733,886
                  Capstone Turbine Corp *                658,700       1,225,182
                  Electric City Corp *                   334,400         802,560
                  Lamson & Sessions Co/The *             203,600       1,174,772
                  Nortech Systems Inc *                    6,200          50,288
                  Ultralife Batteries Inc *               88,415       1,094,578
                                                                     -----------
                                                                       6,928,356

      Electronics - 4.1%
                  Advanced Photonix Inc *                156,350         325,208
                  Aehr Test Systems *                     24,000          74,400
                  Axsys Technologies Inc *                40,800         571,608
                  Badger Meter Inc                        54,300       2,071,545
                  Bonso Electronic International Inc *   101,371         831,242
                  Compudyne Corp *                       110,400       1,125,197
                  Daktronics Inc *                         2,000          50,300
                  Fargo Electronics Inc *                 69,450         878,543
                  Faro Technologies Inc *                 84,500       2,110,810
                  Frequency Electronics Inc               41,100         595,950
                  Intelli-Check Inc *                    107,500         850,325
                  Isco Inc                                13,800         127,650
                  LeCroy Corp *                          107,500       1,943,600
                  Lowrance Electronics Inc                57,900       1,184,924
                  Measurement Specialties Inc *           99,800       2,038,914
                  Merix Corp *                           146,447       3,592,345
                  Metrologic Instruments Inc *           105,000       2,835,000
                  OI Corp *                               35,200         307,965
                  Rockford Corp *                         47,990         249,500
                  SRS Labs Inc *                         108,200       1,009,506
                  Sonic Solutions Inc *                  107,700       1,647,810
                  Sypris Solutions Inc                    12,800         215,168
                  Taser International Inc *               69,600       5,732,952
                  Vicon Industries Inc *                  23,200         108,576
                  Viisage Technology Inc *               211,600         761,760
                                                                     -----------
                                                                      31,240,798

      Energy - Alternate Sources - 0.2%
                  Arotech Corp *                         703,000       1,279,460
                  Evergreen Solar Inc *                  178,400         299,712
                  Quantum Fuel Systems Technologies
                     Worldwide Inc *                      14,600         117,384
                                                                     -----------
                                                                       1,696,556

      Engineering & Construction - 0.4%
                  Keith Cos Inc *                         50,500         687,810
                  Layne Christensen Co *                 161,900       1,921,753
                  Michael Baker Corp *                    51,700         535,095
                  Perini Corp *                            5,500          50,325
                                                                     -----------
                                                                       3,194,983

      Entertainment - 0.5%
                  Bluegreen Corp *                        62,300         388,752
                  Canterbury Park Holding Corp *          59,400       1,003,860
                  Gaylord Entertainment Co *              44,852       1,338,832
                  Mikohn Gaming Corp *                    36,550         164,475
                  Nevada Gold & Casinos Inc *             46,800         563,940
                  Zomax Inc *                             89,450         446,356
                                                                     -----------
                                                                       3,906,215

      Environmental Control - 0.6%
                  BHA Group Holdings Inc                  30,318         762,498
                  Clean Harbors Inc *                     69,600         620,136
                  Darling International Inc *             70,200         193,752
                  Gundle/Slt Environmental Inc *          62,600       1,299,576
                  Waste Industries USA Inc               130,900       1,502,732
                                                                     -----------
                                                                       4,378,694

      Food - 0.8%
                  Fresh Brands Inc                        32,300         355,300
                  Horizon Organic Holding Corp *           8,000         191,600
                  Imperial Sugar Co *                     52,200         737,586
                  John B. Sanfilippo & SON *              35,150       1,794,056
                  Monterey Pasta Co *                    250,700         935,111
                  Nash Finch Co                            3,906          87,260
                  Rocky Mountain Choc Fact Inc            25,600         326,374
                  Spartan Stores Inc *                    29,600         148,000
                  Village Super Market                    12,900         396,804
                  Zapata Corp *                           13,000         753,870
                                                                     -----------
                                                                       5,725,961

      Forest Products & Paper - 0.1%
                  Pope & Talbot Inc *                     49,000         862,890

      Gas - 0.4%
                  Chesapeake Utilities Corp               39,600       1,031,580
                  Delta Natural Gas Co Inc                48,340       1,157,743
                  EnergySouth Inc *                        6,643         232,505
                  Oneok Inc                               12,600         278,208
                                                                     -----------
                                                                       2,700,036

      Hand & Machine Tools - 0.1%
                  P&F Industries *                         1,250          10,938
                  Starrett (L.S.) Co                      29,200         480,340
                                                                     -----------
                                                                         491,278

      Healthcare - Products - 4.7%
                  Abaxis Inc *                           169,700       3,069,873
                  Abiomed Inc *                          189,902       1,327,415
                  Atrion Corp                             32,100       1,458,624
                  Bruker BioSciences Corp *              112,392         511,384
                  Caliper Life Sciences Inc *             62,264         414,678
                  Cardiotech International Inc *         202,000       1,090,800
                  Celsion Corp *                         635,900         833,029
                  Compex Technologies Inc *              167,600       1,401,136
                  Computerized Thermal Imaging Inc *   1,140,800         296,608
                  Criticare Systems Inc *                258,750       1,053,113
                  Encore Medical Corp *                  111,400         909,024
                  Endocardial Solutions Inc *            208,400       1,500,272
                  Endologix Inc *                         80,000         316,000
                  Enpath Medical Inc *                    39,700         522,055
                  Hycor Biomedical Inc *                  86,900         338,910
                  Implant Sciences Corp *                 85,100         793,983
                  Invivo Corp *                           80,450       1,763,464
                  LCA-Vision Inc *                       160,865       3,405,512
                  Lifecore Biomedical Inc *              225,146       1,355,379
                  Merit Medical Systems Inc *             17,500         389,550
                  Microvision Inc *                      169,200       1,289,304
                  NMT Medical Inc *                       56,300         253,350
                  Orthologic Corp *                        2,000          12,260
                  Orthovita Inc *                        115,800         371,718

                              BRIDGEWAY FUNDS, INC.
                         ULTRA-SMALL COMPANY MARKET FUND
               SCHEDULE OF FUND INVESTMENTS, continued, unaudited
                     Showing percentage of total net assets
                                December 31, 2003

       Industry    Company                           Shares         Value
       --------    -------                           ------         -----
       Healthcare - Products, continued
                   Osteotech Inc *                    55,600     $   489,280
                   PhotoMedex Inc *                  188,200         466,736
                   Quinton Cardiology Systems Inc *  128,206       1,032,058
                   Respironics Inc *                   8,334         376,780
                   Rita Medical Systems Inc *        248,222       1,104,588
                   SRI/Surgical Express Inc *         31,400         195,591
                   Somanetics Corp *                 234,200       1,580,850
                   Synovis Life Technologies Inc *    51,000       1,032,750
                   Tutogen Medical Inc *             245,200       1,105,852
                   Urologix Inc *                    187,000       1,226,720
                   Utah Medical Products Inc *        49,900       1,304,386
                   Vital Images Inc *                 48,500         866,210
                                                                 -----------
                                                                  35,459,242

       Healthcare - Services - 1.8%
                   Air Methods Corp *                132,200       1,187,156
                   Almost Family Inc *                10,200          91,290
                   Amedisys Inc *                    171,100       2,593,876
                   America Service Group Inc *        73,100       2,257,620
                   Amsurg Corp *                         800          30,360
                   Bio-Imaging Technologies Inc *     96,000         598,080
                   Bio-Reference Labs Inc *          135,600       1,770,936
                   Chronimed Inc *                    97,200         824,256
                   Five Star Quality Care Inc *       42,500         187,000
                   Horizon Health Corp *              56,300       1,209,887
                   Medcath Corp *                     30,220         316,101
                   Novamed Eyecare Inc *              64,300         231,416
                   Option Care Inc *                   4,875          52,065
                   Orthodontic Centers Of America *        1               8
                   Psychiatric Solutions Inc *        52,300       1,093,070
                   Radiologix Inc *                  152,600         517,314
                   Trover Solutions Inc *             88,600         587,418
                   UnitedHealth Group Inc *            1,268          73,772
                                                                 -----------
                                                                  13,621,625

       Holding Companies - Diversified - 0.0%
                   Resource America Inc *              1,298          19,470

       Home Builders - 0.2%
                   Dominion Homes Inc *               29,050         881,087
                   Hovnanian Enterprises Inc *           411          35,782
                   Meritage Corp *                       900          59,679
                   Nobility Homes Inc                 11,300         120,345
                   Orleans Homebuilders Inc *         24,400         691,252
                   Technical Olympic USA Inc *           750          20,550
                                                                 -----------
                                                                   1,808,695

       Home Furnishings - 0.9%
                   Applica Inc *                     101,500         771,400
                   Cobra Electronics Corp *           37,100         280,105
                   Fedders Corp                      333,100       2,398,320
                   Flexsteel Industries               71,300       1,604,250
                   Koss Corp                           4,138          85,408
                   Rowe Cos/The *                     36,200         130,320
                   Salton Inc *                       49,500         645,975
                   Stanley Furniture Co Inc *         18,761         590,972
                                                                 -----------
                                                                   6,506,750

       Household Products & Wares - 0.5%
                   AT Cross Co *                      64,600         430,882
                   CNS Inc                           114,800       1,572,760
                   First Years Inc                    77,100       1,151,874
                   Nashua Corp *                      42,000         357,000
                                                                 -----------
                                                                   3,512,516

       Housewares - 0.4%
                   Enesco Group Inc *                160,000       1,651,200
                   Lifetime Hoan Corp                 89,500       1,512,550
                                                                 -----------
                                                                   3,163,750

       Insurance - 2.0%
                   21st Century Holding Co            65,600       1,477,312
                   AON Corp                              436          10,438
                   American Independence Corp *       45,135         533,044
                   Ceres Group Inc *                 354,900       2,097,459
                   Donegal Group Inc                 104,302       2,296,730
                   Donegal Group Inc                       1              19
                   Fidelity National Financial Inc    41,765       1,619,647
                   Investors Title Co                 56,432       1,750,013
                   Meadowbrook Insurance Group Inc*  370,400       1,566,792
                   Merchants Group Inc                 7,600         181,032
                   Penn-America Group Inc            122,010       1,619,073
                   SCPIE Holdings Inc                 87,800         774,396
                   Vesta Insurance Group Inc         345,200       1,329,020
                                                                 -----------
                                                                  15,254,975

       Internet - 4.4%
                   Aladdin Knowledge Systems *        79,607         710,891
                   Art Technology Group Inc *         98,100         150,093
                   Ask Jeeves *                      265,400       4,809,048
                   Captiva Software Corp *           219,100       2,775,997
                   Corillian Corp *                  465,000       2,948,100
                   Digitalthink Inc *                299,700         842,157
                   Drugstore.Com *                    23,200         128,296
                   E-Loan Inc *                      221,710         660,696
                   FindWhat.com *                     52,700         988,125
                   Harris Interactive Inc *           70,300         583,490
                   I-many Inc *                      450,000         450,000
                   Ibasis Inc *                      186,500         296,535
                   Insweb Corp *                      47,864         220,653
                   Jupitermedia Corp *               164,000         746,200
                   Marketwatch.com Inc *              86,600         745,539
                   Modem Media Inc *                 168,474       1,376,433
                   Netopia Inc *                     205,300       2,993,274
                   Onesource Information Service *    44,900         422,958
                   Online Resources Corp *           158,500       1,039,760
                   Pinnacor Inc *                    470,500       1,087,326
                   Plumtree Software *                99,913         469,591
                   Quotesmith.com Inc *               30,400         149,598
                   Quovadx Inc *                     259,834       1,273,187
                   Raindance Communications Inc *    464,600       1,277,650
                   Selectica Inc *                    94,035         402,470
                   Sina Corp *                        33,900       1,144,125
                   TheStreet.com Inc *               273,400       1,110,004
                   United Online Inc *                14,029         235,547
                   Valueclick Inc *                   38,914         352,950
                   Verso Technologies Inc *          323,661       1,045,425
                   Via Net.Works Inc *               251,000         439,250
                   barnesandnoble.com inc *           85,400         250,222
                   ePlus Inc *                       100,800       1,243,872
                                                                 -----------
                                                                  33,369,462

       Iron/Steel - 0.7%
                   Great Northern Iron ORE Ppty       13,200       1,224,960
                   Material Sciences Corp *           51,500         520,665
                   Oregon Steel Mills Inc *          170,000         987,700
                   Roanoke Electric Steel Corp        90,000       1,193,400
                   Steel Technologies Inc             62,021       1,097,151
                                                                 -----------
                                                                   5,023,876

                              BRIDGEWAY FUNDS, INC.
                         ULTRA-SMALL COMPANY MARKET FUND
               SCHEDULE OF FUND INVESTMENTS, continued, unaudited
                     Showing percentage of total net assets
                                December 31, 2003

      Industry    Company                              Shares        Value
      --------    -------                              ------        -----
      Leisure Time - 0.4%
                  Ambassadors International Inc         77,600     $   973,880
                  Johnson Outdoors Inc *               119,350       1,785,476
                  K2 Inc *                              27,644         420,465
                  Navigant International Inc *             800          11,080
                                                                   -----------
                                                                     3,190,901

      Lodging - 0.4%
                  Monarch Casino & Resort Inc *         82,400         918,760
                  Trump Hotels & Casino Resorts Inc*   731,500       1,580,040
                  Wyndham International Inc *        1,261,600         845,272
                                                                   -----------
                                                                     3,344,072

      Machinery - Construction & Mining - 0.0%
                  Astec Industries Inc *                 5,100          62,730

      Machinery - Diversified - 0.8%
                  Gehl Co *                            110,100       1,557,915
                  Hurco Cos Inc *                      219,934       1,176,647
                  Intevac Inc *                         14,500         204,450
                  Key Technology Inc *                  44,100         641,214
                  Minuteman International Inc            5,500          51,700
                  Paul Mueller Co                       24,900         988,779
                  Quipp Inc *                           17,800         204,682
                  Twin Disc Inc                         68,200       1,297,846
                                                                   -----------
                                                                     6,123,233

      Media - 0.5%
                  Pegasus Communications Corp *         69,300       1,945,944
                  Point.360 *                           62,200         278,656
                  Sirius Satellite Radio Inc *         582,300       1,840,068
                                                                   -----------
                                                                     4,064,668

      Metal Fabrication & Hardware - 0.8%
                  Hawk Corp *                           19,100          69,715
                  Intermet Corp                        240,948       1,310,757
                  Ladish Co Inc                         64,700         525,364
                  Metals USA Inc *                     206,400       2,078,448
                  NN Inc *                              55,800         700,848
                  Northwest Pipe Co *                   78,500       1,044,835
                  Webco Industries Inc *                 4,700          19,270
                                                                   -----------
                                                                     5,749,237

      Mining - 0.8%
                  Brush Engineered Materials Inc *     153,100       2,343,961
                  Commonwealth Industries Inc *        216,890       2,184,082
                  Kinross Gold Corp *                   63,653         508,587
                  Vista Gold Corp *                    244,000       1,083,360
                                                                   -----------
                                                                     6,119,990

      Miscellaneous Manufacture - 1.0%
                  American Locker Group Inc *            1,730          19,307
                  Ceradyne Inc *                        54,500       1,856,270
                  EXX Inc *                            147,100         581,045
                  EnPro Industries Inc *                13,600         189,720
                  Flanders Corp *                      162,800       1,071,224
                  Foamex International Inc *           238,916       1,194,580
                  PW Eagle Inc *                        47,300         208,120
                  Park-Ohio Holdings Corp *            184,180       1,362,932
                  Raven Industries Inc                  17,800         525,100
                  Summa Industries *                    20,450         180,369
                                                                   -----------
                                                                     7,188,667

      Office & Business Equipment - 0.0%
                  General Binding Corp *                 1,100          19,800

      Oil & Gas - 2.1%
                  ATP Oil & Gas Corp *                 211,500       1,328,220
                  Adams Resources & Energy Inc           6,800          92,480
                  Brigham Exploration Co *             198,300       1,592,151
                  Castle Energy Corp                     7,650          56,993
                  Clayton Williams Energy Inc *         41,500       1,200,595
                  Edge Petroleum Corp *                197,750       2,001,230
                  Giant Industries Inc *                33,100         396,538
                  Harken Energy Corp *               1,110,610       1,299,414
                  Harvest Natural Resources Inc *       95,900         954,205
                  Meridian Resource Corp *             404,000       2,399,760
                  North Coast Energy Inc *              62,306         666,113
                  Parker Drilling Co *                  51,600         131,580
                  Petrocorp Inc *                        6,100          82,106
                  Petroleum Development Corp *          74,400       1,763,280
                  Remington Oil & Gas Corp *             1,400          27,566
                  Royale Energy Inc *                   70,676         867,192
                  Wiser Oil Co *                        98,000         828,100
                                                                   -----------
                                                                    15,687,523

      Oil & Gas Services - 0.6%
                  Boots & Coots International
                     Control Inc *                     108,500         136,710
                  Gulf Island Fabrication Inc *         40,200         684,606
                  Horizon Offshore Inc *               177,800         782,320
                  Lufkin Industries Inc                 14,100         405,516
                  Matrix Service Co *                  117,800       2,133,358
                  Torch Offshore Inc *                  10,000          52,710
                                                                   -----------
                                                                     4,195,220

      Packaging & Containers - 0.1%
                  AEP Industries Inc *                  58,800         572,653

      Pharmaceuticals - 4.3%
                  Allos Therapeutics *                  18,000          64,620
                  Alteon Inc *                         410,900         645,113
                  Anika Therapeutics Inc *             131,400       1,279,836
                  Ap Pharma Inc *                      254,400         623,280
                  Aradigm Corp *                       261,539         447,232
                  Bradley Pharmaceuticals Inc *          7,400         188,182
                  Collagenex Pharmaceuticals Inc *      51,234         570,234
                  D&K Healthcare Resources Inc          43,230         586,199
                  Dendreon Corp *                       62,575         504,355
                  Dov Pharmaceutical Inc *              32,869         439,459
                  Emisphere Technologies Inc *         144,800         784,816
                  First Horizon Pharmaceutical Corp *  279,200       3,141,000
                  Guilford Pharmaceuticals Inc *       150,319       1,019,163
                  HealthExtras Inc *                    21,900         293,460
                  Heska Corp *                          95,700         220,014
                  Hi-Tech Pharmacal Co Inc *            67,350       1,582,725
                  Insmed Inc *                         245,500         729,135
                  Integrated Biopharma Inc *           100,100       1,226,225
                  Intrabiotics Pharmaceuticals Inc *   112,300       1,808,030
                  Introgen Therapeutics Inc *          105,200         892,096
                  Ista Pharmaceuticals Inc *           101,400         940,992
                  La Jolla Pharmaceutical Co *         101,942         434,273
                  Mannatech Inc *                       90,680         987,505
                  Matrixx Initiatives Inc *            131,700       2,336,226
                  National Medical Health Card
                     Systems Inc *                      98,800       1,748,760
                  Neogen Corp *                         55,425       1,372,877
                  Nexmed Inc *                         219,900         877,401
                  Nutraceutical International Corp *   107,139       1,180,672
                  Nuvelo Inc *                         408,313       1,429,096
                  Orphan Medical Inc *                  82,425         844,856
                  Pain Therapeutics Inc *              114,000         792,300

                              BRIDGEWAY FUNDS, INC.
                         ULTRA-SMALL COMPANY MARKET FUND
               SCHEDULE OF FUND INVESTMENTS, continued, unaudited
                     Showing percentage of total net assets
                                December 31, 2003

      Industry    Company                                Shares         Value
      --------    -------                                ------         -----
      Pharmaceuticals, continued
                  Pharmacyclics Inc *                    142,300     $ 1,054,443
                  Quigley Corp/The *                      54,500         579,880
                  Rigel Pharmaceuticals Inc *             35,566         682,867
                  Vivus Inc *                             77,165         292,455
                                                                     -----------
                                                                      32,599,777

      Real Estate - 0.3%
                  Californina Coastal Communities Inc*    15,300         167,076
                  Consolidated-Tomoka Land Co *           11,800         385,860
                  United Capital Corp *                   21,500         445,480
                  Wellsford Real Properties Inc *         49,700         924,420
                  Wilshire Enterprises Inc *              27,300         166,530
                                                                     -----------
                                                                       2,089,366

      Retail - 4.1%
                  AC Moore Arts & Crafts Inc *             7,400         142,524
                  America's Car Mart Inc *                64,700       1,733,313
                  Benihana Inc *                             200           2,640
                  Benihana Inc *                          28,830         368,159
                  Blue Rhino Corp *                       37,000         513,930
                  Bombay Co Inc/The *                     81,900         666,666
                  Books-A-Million Inc *                  127,239         821,964
                  Buca Inc *                             144,300         982,683
                  Checkers Drive-In Restaurant *          41,197         428,861
                  Christopher & Banks Corp                 1,350          26,366
                  Dave & Buster's Inc *                  129,600       1,643,328
                  Famous Dave's Of America Inc *         158,800         738,420
                  Finlay Enterprises Inc *                89,500       1,264,635
                  First Cash Financial Services Inc *     77,500       1,987,178
                  Friendly Ice Cream Corp *               97,900         944,735
                  Frisch's Restaurants Inc                47,800       1,376,640
                  GTSI Corp *                            130,735       1,810,810
                  Garden Fresh Restaurant Corp *          48,200         773,610
                  Hastings Entertainment Inc *           125,400         530,442
                  JOS A Bank Clothiers Inc *              21,400         742,366
                  Loehmanns Holdings Inc *                87,000       1,668,660
                  Luby's Inc *                           252,700         932,463
                  Mothers Work Inc *                      32,300         790,704
                  Movie Gallery Inc *                      6,975         130,293
                  PC Mall Inc *                           89,993       1,460,586
                  Pantry Inc/The *                         3,300          74,910
                  Rex Stores Corp *                      120,500       1,706,280
                  Rush Enterprises Inc, Class A *         43,600         426,844
                  Rush Enterprises Inc, Class B *         43,600         440,360
                  Sports Authority Inc *                   1,650          63,360
                  Sportsman's Guide Inc *                119,400       2,046,516
                  Summit America Television Inc *        208,406         819,036
                  Total Entertainment Rest Corp *        122,581       1,480,778
                  Trans World Entertainment *             70,300         500,536
                  Ultimate Electronics Inc *              50,505         385,353
                  Zones Inc *                             60,000         102,000
                                                                     -----------
                                                                      30,527,949

      Savings & Loans - 6.3%
                  Abington Bancorp Inc                    53,500       2,064,565
                  Alliance Bancorp of New England
                     Inc                                  34,400       1,359,144
                  Berkshire Hills Bancorp Inc             52,000       1,882,400
                  BostonFed Bancorp Inc                      400          13,960
                  Camco Financial Corp                    24,300         421,119
                  Carver Bancorp Inc                      82,300       2,090,420
                  Centrue Financial Corp                  33,800         954,850
                  Citizens First Financial Corp            5,400         137,700
                  Cooperative Bankshares Inc               1,400          35,868
                  EverTrust Financial Group Inc           60,714       1,917,348
                  FFLC Bancorp Inc                        40,500       1,164,375
                  FSF Financial Corp                      32,904       1,003,572
                  Fidelity Bancorp Inc                    36,363         939,620
                  First Defiance Financial Corp           48,093       1,245,609
                  First Federal Bancshares Inc            39,900       1,404,480
                  First Federal Bankshares Inc            44,715       1,104,461
                  First Pactrust Bancorp Inc              53,800       1,200,816
                  First SecurityFed Financial Inc         42,101       1,263,872
                  FirstBank NW Corp                       21,492         652,282
                  Guaranty Federal Bancshares Inc         49,830         959,228
                  HMN Financial Inc                       55,300       1,343,237
                  Harrington West Financial
                     Group Inc                            73,600       1,221,760
                  Heritage Financial Corp                 52,000       1,119,612
                  Home Federal Bancorp                    43,130       1,215,403
                  Horizon Financial Corp                  65,300       1,143,403
                  Itla Capital Corp *                        400          20,040
                  Jacksonville Bancorp Inc                15,700         587,808
                  LSB Corp                                86,350       1,494,719
                  Lincoln Bancorp                         24,100         480,072
                  MAF Bancorp Inc                         18,200         762,580
                  MASSBANK Corp                           33,936       1,459,587
                  MutualFirst Financial Inc               45,500       1,142,505
                  Mystic Financial Inc                    18,620         551,524
                  NewMil Bancorp Inc                      37,958       1,102,680
                  North Central Bancshares Inc            19,650         723,906
                  Northeast Bancorp                        4,700          90,710
                  PVF Capital Corp                        68,837       1,109,652
                  Progress Financial Corp                 75,682       2,333,276
                  Provident Financial Hldgs               45,127       1,636,756
                  Pulaski Financial Corp                  48,599         820,400
                  Riverview Bancorp Inc                   25,800         548,560
                  Seacoast Financial Services
                     Corp                                 10,469         286,537
                  Sterling Financial Corp *                  731          25,015
                  Teche Holding Co                        11,400         413,592
                  Thistle Group Holdings Co               29,587         767,783
                  Timberland Bancorp Inc                  48,900       1,109,541
                  Union Community Bancorp                 44,600         778,270
                  Warwick Community Bancorp Inc            3,200         110,080
                  Washington Savings Bank FSB
                     Bowie Maryland                      101,250         936,563
                                                                     -----------
                                                                      47,151,260

      Semiconductors - 1.7%
                  ADE Corp *                             130,000       2,407,600
                  ALL American Semiconductor *            13,200          58,740
                  Advanced Power Technology Inc *        206,500       1,784,160
                  Aetrium Inc *                           26,800          84,956
                  Anadigics Inc *                        333,401       1,987,070
                  Brillian Corp *                         34,825         292,530
                  Celeritek Inc *                         48,800         362,096
                  Ceva Inc *                              31,296         325,791
                  Diodes Inc *                            42,150         800,850
                  Electroglas Inc *                       71,500         260,975
                  FSI International Inc *                 53,100         391,878
                  PLX Technology Inc *                   261,500       2,314,275
                  Three-Five Systems Inc *               139,300         729,932
                  Tripath Technology Inc *               113,000         789,870
                                                                     -----------
                                                                      12,590,723
      Shipbuilding - 0.1%
                  Todd Shipyards Corp                     40,700         722,832

                              BRIDGEWAY FUNDS, INC.
                         ULTRA-SMALL COMPANY MARKET FUND
               SCHEDULE OF FUND INVESTMENTS, continued, unaudited
                     Showing percentage of total net assets
                                December 31, 2003

      Industry    Company                                              Shares          Value
      --------    -------                                              ------          -----
      Software - 3.3%
                  Allscripts Healthcare Solutions Inc *                  57,942     $    308,251
                  Aspen Technology Inc *                                 58,800          603,288
                  CAM Commerce Solutions Inc *                           67,500          479,250
                  Captaris Inc *                                        310,700        1,746,134
                  Concerto Software Inc *                               165,100        1,977,898
                  Concur Technologies Inc *                             112,900        1,096,259
                  Digi International Inc *                               45,853          440,189
                  DocuCorp International Inc *                          161,800        1,643,888
                  Document Sciences Corp *                                8,788           38,324
                  EPIQ Systems Inc *                                        900           15,408
                  Evolving Systems Inc *                                275,900        3,669,470
                  Group 1 Software Inc *                                 27,600          486,036
                  Intercept Inc *                                        56,800          639,568
                  MetaSolv Inc *                                        399,900          971,757
                  Mind CTI Ltd                                          250,665        1,503,990
                  Moldflow Corp *                                       163,600        1,856,860
                  PLATO Learning Inc *                                  100,533        1,060,623
                  Pervasive Software Inc *                              174,800        1,267,300
                  QAD Inc *                                              49,150          602,579
                  Quality Systems Inc *                                  23,000        1,025,570
                  TradeStation Group Inc *                              245,974        2,179,330
                  VA Software Corp *                                     89,700          350,727
                  Witness Systems Inc *                                  75,163          696,761
                                                                                    ------------
                                                                                      24,659,460

      Telecommunications - 4.0%
                  Avici Systems Inc *                                   119,600          950,820
                  Aware Inc *                                           373,800        1,086,263
                  Boston Communications Group *                         308,994        2,870,554
                  California Amplifier Inc *                            247,000        3,475,290
                  CoSine Communications Inc *                           196,690        1,451,572
                  Comarco Inc *                                          21,900          240,900
                  Communications Systems Inc                              7,000           56,070
                  Crossroads Systems Inc *                              366,000        1,009,428
                  Ditech Communications Corp *                          191,670        3,660,897
                  EndWave Corp *                                        142,809        1,051,074
                  Forgent Networks Inc *                                455,460        1,124,986
                  Glenayre Technologies Inc *                           541,400        1,456,366
                  Globecomm Systems Inc *                                77,800          369,550
                  Network Equipment Technologies
                     Inc *                                               36,000          396,000
                  Optical Cable Corp *                                  144,725        1,027,403
                  Paradyne Networks Corp *                              373,900        1,286,216
                  Performance Technologies Inc *                        200,950        2,863,538
                  RMH Teleservices Inc *                                243,400        1,253,510
                  SBA Communications Corp *                              11,100           41,736
                  SafeNet Inc *                                          27,100          831,157
                  Stratos International Inc *                           193,119        1,309,347
                  Tollgrade Communications Inc *                          5,300           92,909
                  Tut Systems Inc *                                      57,300          369,012
                  Ubiquitel Inc *                                       618,000        1,661,802
                  Vyyo Inc *                                             12,031          102,624
                  Warwick Valley Telephone Co                             5,400          159,786
                  XETA Technologies Inc *                                28,200          170,610
                                                                                    ------------
                                                                                      30,369,420

      Textiles - 0.4%
                  Culp Inc *                                            153,800        1,676,420
                  Quaker Fabric Corp                                    138,404        1,310,686
                                                                                    ------------
                                                                                       2,987,106

      Toys, Games & Hobbies - 0.1%
                  Department 56 *                                        51,100          669,410
                  RC2 Corp *                                             15,700          327,031
                                                                                    ------------
                                                                                         996,441

      Transportation - 0.9%
                  Celadon Group Inc *                                   113,900     $  1,627,631
                  Dynamex Inc *                                          89,700        1,076,400
                  Forward Air Corp *                                        300            8,250
                  HUB Group Inc *                                        25,445          547,576
                  Marten Transport Ltd *                                123,900        1,914,255
                  Patriot Transportation Holding Inc *                   17,400          574,200
                  Stonepath Group Inc *                                 376,000          849,760
                  Union Pacific Corp                                      2,600          180,648
                                                                                    ------------
                                                                                       6,778,720

      Trucking & Leasing - 0.1%
                  Greenbrier Cos Inc *                                   53,700          899,475

      Water - 0.3%
                  Artesian Resources Corp                                14,850          413,706
                  Middlesex Water Co *                                    5,744          116,603
                  Pennichuck Corp                                         6,266          177,328
                  Southwest Water Co                                     35,993          574,448
                  York Water Co                                          56,600        1,030,120
                                                                                    ------------
                                                                                       2,312,205
                                                                                    ------------

      Total Common Stock (Identified Cost $420,678,221)                             $633,009,269
Exchange Traded Funds - 7.3%

      Equity Fund - 7.3%
                  iShares Russell 2000 Index Fund                       251,618       27,879,274
                  iShares Russell 2000 Value Index
                     Fund                                               171,309       27,477,964
                                                                                    ------------
                                                                                      55,357,238
                                                                                    ------------

      Total Exchange Traded Funds (Identified Cost $46,887,271)                     $ 55,357,238
Short-term Bills - 0.1%

      Short-term Bills - 0.1%
                  U.S. Treasury Bill - due
                     02/12/2004                                       1,000,000          998,780
                                                                                    ------------
      Total Short-term Bills (Identified Cost $994,790)                             $    998,780

U.S. Government Obligations - 2.6%
      U.S. Government Obligations - 2.6%
                  U.S. Treasury Note - 10.375% due
                     11/15/2009 ***                                     696,000          749,723
                  U.S. Treasury Note - 11.250% due
                     02/15/2015 ***                                   3,757,000        6,013,565
                  U.S. Treasury Note - 12.000% due
                     08/15/2013 ***                                      15,000           20,723
                 U.S. Treasury Note - 13.250% due
                    05/15/2014 ***                                      539,000          801,088
                 U.S. Treasury Note - 5.500% due
                    08/15/2028 ***                                      675,000          703,052
                 U.S. Treasury Note - 6.000% due
                    02/15/2026 ***                                       40,000           44,362
                 U.S. Treasury Note - 6.250% due
                    08/15/2023 ***                                       78,000           88,895
                 U.S. Treasury Note - 6.250% due
                    08/15/2026 ***                                      482,000          583,367
                 U.S. Treasury Note - 6.500% due
                    10/15/2006 ***                                       46,000           51,232

                                    996,441
                              BRIDGEWAY FUNDS, INC.
                         ULTRA-SMALL COMPANY MARKET FUND
               SCHEDULE OF FUND INVESTMENTS, continued, unaudited
                     Showing percentage of total net assets
                                December 31, 2003

      Industry    Company                                                Shares            Value
      --------    -------                                                ------            -----

      U.S. Government Obligations, continued
                  U.S. Treasury Note - 7.125% due
                     02/15/2023 ***                                       165,000      $     205,940
                  U.S. Treasury Note - 7.250% due
                     08/15/2022 ***                                       448,000            565,460
                  U.S. Treasury Note - 7.625% due
                     11/15/2022 ***                                       594,000            777,955
                  U.S. Treasury Note - 7.875% due
                     02/15/2021 ***                                       649,000            863,578
                  U.S. Treasury Note - 8.125% due
                     08/15/2019 ***                                         2,000              2,702
                  U.S. Treasury Note - 8.750% due
                     08/15/2020 ***                                        53,000             75,789
                  U.S. Treasury Note - 8.875% due
                     02/15/2019 ***                                        46,000             65,764
                  U.S. Treasury Note - 8.875% due
                     08/15/2017***                                      5,509,000          7,802,117
                  U.S. Treasury Note - 9.925% due
                     02/15/2016 ***                                         2,000              2,871
                                                                                       -------------
                                                                                          19,418,183
                                                                                       -------------
      Total U.S. Government Obligations
         (Identified Cost $19,418,183)                                                 $  19,418,183

Short-term Investments - 8.1%
                  Money Market Funds - 8.1%
                     First American Treasury Obligations
                      Fund Class Z                                     61,186,786         61,186,786
                                                                                       -------------

                  Total Short-term Investments (Identified Cost $61,186,786)           $  61,186,786
                                                                                       -------------

      Total Investments - 102.2% (Cost $549,165,251)                                   $ 769,970,256

      Other Assets and Liabilities, net - (2.2)%                                         (16,236,482)
                                                                                       -------------


      Total Net Assets - 100.0%                                                        $ 753,733,774
                                                                                       =============

* Non-income producing security as no dividends were paid during the period from July 1, 2003 to December 31, 2003.

*** The security is purchased with the cash proceeds from securities loans.

See accompanying notes to financial statements.

             BRIDGEWAY FUNDS, INC. - ULTRA-SMALL COMPANY MARKET FUND
                 STATEMENT OF ASSETS AND LIABILITIES (unaudited)
                             As of December 31, 2003

ASSETS:
      Investments at value (cost - $549,165,251) *                                           $ 769,970,256
      Cash                                                                                       8,986,312
      Receivable for shares sold                                                                 2,528,189
      Receivable for investments sold                                                            1,501,516
      Receivable for dividends                                                                     209,250
      Receivable for interest                                                                       12,444
      Accrued securities lending fee                                                                66,870
      Prepaid expenses                                                                              82,532
                                                                                             -------------
            Total assets                                                                       783,357,369
                                                                                             -------------
LIABILITIES:
      Payable for investments purchased                                                          8,468,039
      Variation margin on futures contracts                                                        690,825
      Payable for shares redeemed                                                                  633,943
      Payable for management fee and other expenses                                                329,622
      Payable upon return of securities loaned                                                  19,418,183
      Accrued expenses                                                                              82,983
                                                                                             -------------
            Total liabilities                                                                   29,623,595
                                                                                             -------------
      NET ASSETS ( 50,434,365 SHARES OUTSTANDING)                                            $ 753,733,774
                                                                                             =============
      Net asset value, offering and redemption price per share ($753,733,774/50,434,365)     $       14.94
                                                                                             =============
NET ASSETS REPRESENT:
      Paid-in capital                                                                        $ 532,141,881
      Undistributed net investment income                                                           65,279
      Undistributed net realized loss                                                             (667,269)
      Net unrealized appreciation of investments                                               220,805,005
      Net unrealized apppreciation on futures                                                    1,388,878
                                                                                             -------------
      NET ASSETS                                                                             $ 753,733,774
                                                                                             =============

* At December 31, 2003 securities with an aggregate market value of $19,413,421 were on loan to brokers.

See accompanying notes to financial statements.

             BRIDGEWAY FUNDS, INC. - ULTRA-SMALL COMPANY MARKET FUND
                       STATEMENT OF OPERATIONS (unaudited)
                   For the six months ended December 31, 2003

INVESTMENT INCOME:
      Dividends                                                $   1,688,060
      Interest                                                       144,883
      Securities lending                                             212,887
                                                               -------------
            Total income                                           2,045,830

EXPENSES:
      Management fees                                              1,479,985
      Accounting fees                                                286,887
      Audit fees                                                      26,118
      Custody                                                        107,082
      Insurance                                                       11,653
      Legal                                                           14,877
      Registration fees                                               27,490
      Directors' fees                                                 24,516
      Miscellaneous                                                    1,943
                                                               -------------
            Net expenses                                           1,980,551
                                                               -------------
NET INVESTMENT INCOME                                                 65,279
                                                               -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized loss on investments                            (5,056,055)
      Net realized gain on futures contracts                       7,837,325
      Net change in unrealized appreciation on investments       167,003,304
      Net change in unrealized appreciation on futures             2,141,471
                                                               -------------
      Net realized and unrealized gain (loss)                    171,926,045
                                                               -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $ 171,991,324
                                                               =============

See accompanying notes to financial statements.

             BRIDGEWAY FUNDS, INC. - ULTRA-SMALL COMPANY MARKET FUND
                 STATEMENT OF CHANGES IN NET ASSETS (unaudited)

                                                                              Six months ended      Year ended
                                                                              December 31, 2003   June 30, 2003
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
            Net investment income (loss)                                        $      65,279      $    (156,467)
            Net realized loss on investments                                       (5,056,055)          (739,196)
            Net realized gain on futures contracts                                  7,837,325          4,166,970
            Net change in unrealized appreciation on investments                  167,003,304         44,047,922
            Net change in unrealized appreciation (depreciation) on futures         2,141,471           (752,593)
                                                                                -------------      -------------
                Net increase resulting from operations                            171,991,324         46,566,636
                                                                                -------------      -------------
            Distributions to shareholders:

                From net investment income                                                  0                  0
                From realized gains on investments                                 (2,130,005)                 0
                                                                                -------------      -------------
                  Total distributions to shareholders                              (2,130,005)                 0
            Tax return of capital distributions                                             0                  0
                                                                                -------------      -------------
                  Total distributions                                                       0                  0
FUND SHARE TRANSACTIONS:
            Proceeds from sale of shares                                          322,342,791        270,815,682
            Reinvestment of dividends                                               1,980,857                  0
            Cost of shares redeemed (net of redemption fees of $446,175)          (52,492,646)       (74,164,524)
                                                                                -------------      -------------
                Net increase from Fund share transactions                         271,831,002        196,651,158
                                                                                -------------      -------------
                Net increase in net assets                                        441,692,321        243,217,794
NET ASSETS:
            Beginning of period                                                   312,041,453         68,823,659
                                                                                -------------      -------------

            End of period                                                       $ 753,733,774      $ 312,041,453
                                                                                =============      =============

Number of Fund shares:
            Sold                                                                   25,902,162         29,484,464
            Issued on dividends reinvested                                            131,969                  0
            Redeemed                                                               (4,010,653)        (8,980,793)
                                                                                -------------      -------------
                Net increase                                                       22,023,478         20,503,671
            Outstanding at beginning of period                                     28,410,887          7,907,216
                                                                                -------------      -------------
            Outstanding at end of period                                           50,434,365         28,410,887
                                                                                =============      =============

See accompanying notes to financial statements.

             BRIDGEWAY FUNDS, INC. - ULTRA-SMALL COMPANY MARKET FUND
                        FINANCIAL HIGHLIGHTS (unaudited)
                 (for a share outstanding throughout the period)

                                                                                                  Year ended
                                                     Six months ended   -----------------------------------------------------------
                                                    December 31, 2003   June 30, 2003   June 30, 2002  June 30, 2001  June 30, 2000
PER SHARE DATA
    Net asset value, beginning of period              $      10.98      $        8.70   $       7.22   $       6.62   $       4.96
                                                      ------------      -------------   ------------   ------------   ------------
    Income (loss) from investment operations:
        Net investment income (loss)*                         0.00              (0.03)          0.00           0.05           0.03
        Net realized and unrealized gain (loss)               4.01               2.31           1.49           0.59           1.63
                                                      ------------      -------------   ------------   ------------   ------------
             Total from investment operations                 4.01               2.28           1.49           0.64           1.66
                                                      ------------      -------------   ------------   ------------   ------------
    Less distributions to shareholders:
        Net investment income                                 0.00               0.00          (0.01)         (0.04)          0.00
        Net realized gains                                   (0.04)              0.00           0.00           0.00           0.00
    Net redemption fees                                      (0.01)              0.00           0.00           0.00           0.00
                                                      ------------      -------------   ------------   ------------   ------------
             Total distributions                             (0.05)              0.00          (0.01)         (0.04)          0.00
                                                      ------------      -------------   ------------   ------------   ------------
    Net asset value, end of period                    $      14.94      $       10.98   $       8.70    $      7.22   $       6.62
                                                      ============      =============   ============   ============   ============

TOTAL RETURN                                                 36.45%             26.21%         20.70%          9.80%         33.50%
RATIOS & SUPPLEMENTAL DATA
     Net assets, end of period                        $753,733,774      $ 312,041,453    $68,823,659    $ 9,078,015   $  2,385,757
     Ratios to average net assets: #
         Expenses after waivers and reimbursements            0.67%              0.75%          0.75%          0.75%          0.75%
         Expenses before waivers and reimbursements           0.67%              0.85%          1.01%          1.61%          1.94%
         Net investment income (loss) after waivers
             and reimbursements                               0.02%             (0.14%)        (0.05%)         0.77%          0.53%

     Portfolio turnover rate #                                18.0%              17.7%          55.8%         215.0%          39.5%

* Based on average daily shares outstanding.

# Annualized for periods less than a year

See accompanying notes to financial statements.

                              BRIDGEWAY FUNDS, INC.
                         ULTRA-SMALL COMPANY MARKET FUND
                    NOTES TO FINANCIAL STATEMENTS (unaudited)

1.       Organization:

         Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 par value.

         On June 25, 2003 the Bridgeway Fund Board of Directors changed the name of Bridgeway Fund, Inc. to Bridgeway Funds, Inc. to more accurately describe the group of funds in the series. The Board also approved calling each "Portfolio" in the series a "Fund" to bring the investment companies' names in line with industry practice. Two funds were renamed: Ultra-Large 35 Index became Blue Chip 35 Index Fund to increase investors' understanding of the type of companies in which the fund invests and Ultra-Small Company Tax Advantage became Ultra-Small Company Market to simplify its name and to clarify that it may be appropriate for nontaxable accounts.

         Bridgeway is organized as a series fund and, as of December 31, 2003, has eleven funds: Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Small-Cap Growth, Small-Cap Value, Large-Cap Growth and Large-Cap Value Funds.

         On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On January 7, 2002, the Micro-Cap Limited Fund closed to all investors. On August 15, 2003, the Ultra-Small Company Market Fund closed to new investors.

         Bridgeway Capital Management, Inc. (the "Adviser") is the adviser.

2.       Significant Accounting Policies:

         The following is a summary of significant accounting policies followed in the preparation of financial statements of the Ultra-Small Company Market Fund (the "Fund").

         Securities, Futures and other Investments Valuation

         Securities and futures are valued at the closing price traded on a principal U.S. securities exchange and on NASDAQ. Short-term investments (i.e. T-bills) are valued each day based on the straight-line amortization of the difference between settlement day price and par value until maturity. Investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

         Securities Lending

         Upon lending its securities to third parties, the Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

                              BRIDGEWAY FUNDS, INC.
                         ULTRA-SMALL COMPANY MARKET FUND
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

2.       Significant Accounting Policies, Continued:

         Futures Contracts

         The Fund invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market rates. Upon entering into a financial futures contract, the Company is required to pledge to the borker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Fund, depending on the fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Company may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

         Use of Estimates in Financial Statements

         In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

         Risks and Uncertainties

         The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

         12b-1 Plan

         The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees. On October 22, 2003 shareholders adopted a modification to the 12b-1 Plan to include a provision for a future classes of shares, R Shares, to accommodate 12b-1 fees up to a maximum of 0.25%, for the porpose of paying for maintenance fees charged by more expensive "no-transaction fee" fund marketplaces. No 12b-1 fees are charged in this Fund.

         Other

         Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.       Securities Loaned:

         As of December 31, 2003, the Fund loaned common stocks having a fair value of $19,413,421 and received U.S. Treasury notes with a value of $19,418,183 as collateral.

                              BRIDGEWAY FUNDS, INC.
                         ULTRA-SMALL COMPANY MARKET FUND
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

4.       Management Contract:

         The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee which is computed and paid monthly.

         The Fund pays a flat 0.5% annual management fee, computed daily and payable monthly, subject to a maximum expense ratio of 0.75%.

5.       Related Party Transactions:

         One director of the Fund, John Montgomery, is an owner and director of the Adviser. Mike Mulcahy is also a Director of both Bridgeway Funds and the Adviser. Under the Investment Company Act of 1940 definitions, they are considered to be "affiliated" and "interested." Compensation of John Montgomery is borne by the Adviser rather than the Fund. Mike Mulcahy and the other officers of the Fund are staff members of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

6.       Custodial Agreement:

         The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, the Fund pays a fee, computed and paid monthly based on the average month end total assets plus a fee per transaction.

7.       Purchases and Sales of Investment Securities:

         Aggregate purchases and sales of long-term investment securities other than cash equivalents were $302,499,017 and $43,652,691, respectively, for the year ended December 31, 2003.

8.       Futures Contracts:

         On December 31, 2003, $1,000,000 principal amount of US Treasury obligations and cash totaling $412,992 were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of December 31, 2003 were as follows:

                                                                                Unrealized
                       Number                                                  Appreciation
 Contract           of Contracts   Month/Commitment        Market Value       (Depreciation)
 --------           ------------   ----------------        ------------       --------------
Russell 2000            183          March 2004             $50,983,800        $1,388,878

                              BRIDGEWAY FUNDS, INC.
                         ULTRA-SMALL COMPANY MARKET FUND
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

9.       Federal Income Taxes:

         The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax is provided.

         Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the differing treatment of net operating losses, redemptions in kind and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital.

10.      Subsequent Event:

         On January 2, 2004 Forum Fund Services, LLC became the distributor, and the Fund Services division of Citigroup, Global Transaction Services became the transfer agent for Bridgeway Funds.

[BRIDGEWAY FUNDS LOGO]

March 10, 2004                             December Quarter - Semi-Annual Report

Dear Fellow Micro-Cap Limited Shareholder,

The Fund was up 13.09% in the December quarter, compared to the 14.52% return for our primary benchmark, the Russell 2000 Index, and 16.36% return of the CRSP Cap-Based Portfolio 9 Index. It was a poor quarter (on a relative basis), in spite of double-digit returns. The table below presents our December quarter, one-year, five-year, and life-to-date financial results according to the formula required by the SEC.

                                      December Qtr.       1 Year         5 Year         Life-to-Date
                                         10/1/03          1/1/03         1/1/99           6/30/98
                                      to 12/31/03(4)   to 12/31/03    to 12/31/03(5)   to 12/31/03(5)
                                      --------------   -----------    --------------   --------------
Micro-Cap Limited Fund                   13.09%            66.97%        23.51%           22.77%
Lipper Small-Cap Stock Funds(1)          13.81%            41.32%         5.90%            3.99%
Russell 2000 Index (small stocks)(2)     14.52%            47.25%         7.13%            5.04%
CRSP Cap-Based Portfolio 9 Index(3)      16.36%            68.63%        16.06%           12.52%

         Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call 1-800-661-3550 or visiting the Fund's website at www.bridgeway.com. Returns listed in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)The Lipper Small Cap Stock Funds is an index of small-cap funds compiled by Lipper, Inc. (2)The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. (3)The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of 627 micro-cap companies compiled by the Center for Research in Security Prices, with dividends reinvested. It is not possible to invest directly in an index or average.
(4)Periods less than one year are not annualized. (5)Periods longer than one year are annualized.

Over the last calendar year, the Fund returned 66.97% vs. 47.25% for the Russell 2000 Index and 68.63% for the CRSP Cap-Based Portfolio 9 Index. In spite of the fact that 2003 was our best calendar year return since inception in 1998 and in spite of trouncing our peer group benchmark, we lagged our primary market benchmark slightly. I am not satisfied.

According to data from Lipper, Inc., the Micro-Cap Limited Fund ranked 21st of 70 micro-cap funds for the last twelve months, and 10th of 43 over the last five years. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

Performance Summary

TRANSLATION: Although we lagged our benchmarks in the last quarter, and one of them over the last year, we're beating each of them by significant margins over the last five-year and life-to-date periods.

The graph below presents the quarterly and cumulative performance of our Fund and benchmarks since inception.

      GROWTH OF $10,000 INVESTED IN VARIOUS FUNDS AND INDEXES FROM 6/30/98
                            (INCEPTION) TO 12/31/03

                              [PERFORMANCE GRAPH]

                                                     6/30/1998      9/30/1998    12/31/1998     3/31/1999     6/30/1999
MICRO-CAP LIMITED                                    10,000.00       7,600.00     10,760.00      9,400.00     12,760.00
LIPPER SMALL CO. FUNDS                               10,000.00       7,860.49      9,314.17      8,874.29     10,192.06
RUSSELL 2000 (SMALL GRWTH.STOCKS)                    10,000.00       7,985.44      9,287.77      8,783.97     10,150.02
CRSP CAP-BASED PORTFOLIO 9                           10,000.00       7,646.34      9,089.55      8,623.66     10,260.28
                                                                        -24.0%         41.6%        -12.6%         35.7%
                                                                        -20.1%         16.3%         -5.4%         15.6%
                                                                        -3.85%        25.27%        -7.22%        20.19%

                                                     9/30/1999     12/31/1999     3/31/2000     6/30/2000     9/29/2000
MICRO-CAP LIMITED                                    12,320.00      16,091.18     16,279.25     16,425.53     18,285.42
LIPPER SMALL CO. FUNDS                                9,966.09      13,183.13     14,658.81     13,786.31     14,250.51
RUSSELL 2000 (SMALL GRWTH.STOCKS)                     9,508.25      11,262.04     12,059.82     11,603.99     11,732.28
CRSP CAP-BASED PORTFOLIO 9                           10,033.46      12,308.80     14,234.73     12,829.99     13,179.67
                                                          -3.4%          30.6%          1.2%          0.9%         11.3%
                                                          -6.3%          18.4%          7.1%         -3.8%          1.1%
                                                          2.87%         12.17%        -5.92%         4.68%        10.22%


                                                    12/29/2000      3/30/2001     6/30/2001     9/30/2001    12/31/2001
MICRO-CAP LIMITED                                    17,060.33      17,370.12     21,950.52     18,454.36     22,212.62
LIPPER SMALL CO. FUNDS                               12,314.59      10,462.78     12,007.61      9,338.37     11,166.94
RUSSELL 2000 (SMALL GRWTH.STOCKS)                    10,921.81      10,211.31     11,670.30      9,244.13     11,193.31
CRSP CAP-BASED PORTFOLIO 9                           10,654.28      10,900.37     13,433.60     10,788.79     13,966.44
                                                          -6.7%           1.8%         26.4%        -15.9%         20.4%
                                                          -6.9%          -6.5%         14.3%        -20.8%         21.1%
                                                          0.21%          8.32%        12.08%         4.86%        -0.72%


                                                                                                 RESTATED
                                                     3/31/2002      6/30/2002     9/30/2002    12/31/2002      3/31/2003
MICRO-CAP LIMITED                                    23,097.40      23,726.06     18,813.20     18,522.64     18,317.97
LIPPER SMALL CO. FUNDS                               11,263.42      10,202.45      8,283.48      8,776.63      8,385.54
RUSSELL 2000 (SMALL GRWTH.STOCKS)                    11,639.22      10,667.08      8,384.30      8,900.55      8,500.77
CRSP CAP-BASED PORTFOLIO 9                           14,446.80      13,548.13     10,261.85     11,351.65     10,979.61
                                                           4.0%           2.7%        -20.7%         -1.5%         -1.1%
                                                           4.0%          -8.4%        -21.4%          6.2%         -4.5%
                                                          0.00%         11.07%         0.69%        -7.70%         3.39%


                                                     6/30/2003      9/30/2003    12/31/2003
MICRO-CAP LIMITED                                    23,946.40      27,349.04     30,928.13
LIPPER SMALL CO. FUNDS                               10,124.22      10,898.27     12,403.08
RUSSELL 2000 (SMALL GRWTH.STOCKS)                    10,492.04      11,444.46     13,106.40
CRSP CAP-BASED PORTFOLIO 9                           14,498.93      16,450.66     19,142.55
                                                          30.7%          14.2%         13.1%
                                                          23.4%           9.1%         14.5%
                                                          7.30%          5.13%        -1.44%


Detailed Explanation of Quarterly Performance

TRANSLATION: Fourteen stocks gained 40% or more in the December quarter. As a group, small stocks continued to dramatically outperform large stocks over the past quarter. Strong-performing small stocks were represented in nearly every area of the economy. Our fourteen best performers came from eight different industries, with the greatest representation in Oil & Gas. The bull market in micro-cap stocks continues to be very broad-based.

All together, fourteen of our stocks appreciated at least 40% in the quarter:

Rank   Description                         Industry                           % Gain
----   -----------                         --------                           ------
  1    Ditech Communications Corp          Telecommunications                 118.0%
  2    Bioreliance Corp                    Healthcare-Services                 86.9%
  3    Petroleum Development Corp          Oil & Gas                           72.4%
  4    Giant Industries Inc                Oil & Gas                           65.7%
  5    Rofin-Sinar Technologies Inc        Electronics                         64.4%
  6    Daktronics Inc                      Electronics                         57.2%
  7    John B. Sanfilippo & Son            Food                                56.3%
  8    ASV Inc                             Auto Manufacturers                  53.8%
  9    Clayton Williams Energy Inc         Oil & Gas                           50.8%
  10   World Acceptance Corp               Diversified Financial Services      47.2%
  11   America Service Group Inc           Healthcare-Services                 47.1%
  12   The Pantry Inc.                     Retail                              44.7%
  13   Accredited Home Lenders Hold. Co    Diversified Financial Service       43.9%
  14   Meritage Corp                       Home Builders                       40.3%

The top performer, Ditech Communications Corp., manufactures and markets telecom and cable network equipment. The company recently reported revenues and surprisingly strong earnings that brought it "back into the black" after two years of negative earnings. Investors rewarded the company by pushing the stock up 36% in one day on hopes that the "turnaround" would hold up over time. We purchased our position in Ditech during the summer, and I'm very pleased with its 118% gain.

Another strong stock over the past quarter was John B. Sanfilippo & Son, a food (nuts and baking goods) distribution and retail company. The company has benefited from improving sales and earnings comparisons. We purchased the stock during the December quarter, and our position ended the quarter up 56.3%.

We have only one stock, J2 Global Communications that declined more than 30% in the quarter. Going into this quarter, this Internet communications services provider had racked up impressive gains of 57.9% in the June quarter and 51.0% in the September quarter. Unfortunately, the company issued a near-term earnings warning in October, which spooked investors and drove the stock down nearly 24% in one day. The stock ended the quarter down 31%.

Detailed Explanation of Calendar Year Performance

TRANSLATION: It was a good year for companies across a broad spectrum of the economy. Our top performers included a strong representation in the Internet and Telecommunications industries. For the year, thirty-nine stocks gained more than 50%, including fifteen stocks that more than doubled and four stocks that more than tripled in value.

Rank   Description                         Industry                           % Gain
----   -----------                         --------                           ------
  1    NAM TAI Electronics Inc             Electronics                        310.6%
  2    Giant Industries Inc                Oil & Gas                          306.1%
  3    USANA Health Sciences Inc           Pharmaceuticals                    243.5%
  4    SupportSoft Inc                     Internet                           218.3%
  5    Insweb Corp                         Internet                           185.3%
  6    Ditech Communications Corp          Telecommunications                 181.7%
  7    FindWhat.com                        Internet                           149.5%
  8    j2 Global Communications Inc        Internet                           146.2%
  9    Unify Corp                          Software                           145.7%
  10   Intrado Inc                         Telecommunications                 136.9%
  11   World Acceptance Corp               Diversified Financial Services     134.8%
  12   Accredited Home Lenders Hold. Co    Diversified Financial Services     127.0%
  13   Bentley Pharmaceuticals Inc         Pharmaceuticals                    111.3%
  14   Cash America International Inc      Retail                             107.0%
  15   Rofin-Sinar Technologies Inc        Electronics                        102.7%
  16   Merit Medical Systems Inc           Healthcare-Products                 98.7%
  17   Comtech Telecommunications          Telecommunications                  98.1%
  18   TradeStation Group Inc              Software                            89.6%
  19   Sterling Financial Corp             Savings & Loans                     89.2%
  20   Dominion Homes Inc                  Home Builders                       88.5%
  21   Digital River Inc                   Internet                            84.9%
  22   Talk America Holdings Inc           Telecommunications                  83.6%
  23   Marketwatch.com Inc                 Internet                            76.2%
  24   Chittenden Corp                     Banks                               75.1%
  25   Lifeline Systems Inc                Healthcare-Products                 73.7%
  26   Petroleum Development Corp          Oil & Gas                           72.4%
  27   Bioreliance Corp                    Healthcare-Services                 72.0%
  28   Stratasys Inc                       Computers                           66.4%
  29   Harris Interactive Inc              Internet                            64.0%
  30   American Med. Security Group Inc    Healthcare-Services                 60.4%
  31   PrivateBancorp Inc                  Banks                               59.9%
  32   Daktronics Inc                      Electronics                         59.7%
  33   SS&C Technologies Inc               Software                            59.3%
  34   JOS A Bank Clothiers Inc            Retail                              56.8%

  35   John B. Sanfilippo & Son            Food                                56.3%
  36   ASV Inc                             Auto Manufacturers                  55.1%
  37   Bank of the Ozarks Inc              Banks                               54.4%
  38   Central European Distr. Corp        Distribution/Wholesale              52.5%
  39   K2 Inc                              Leisure Time                        51.4%

Many of our best performers for the quarter also show up on the best performing stocks for the year, including Giant Industries, Ditech Communications Corp., and John B. Sanfilippo & Son.

The top performer for the year, Nam Tai Electronics Inc., is a Chinese electronic product design company that we mentioned in the September quarterly report. During the September quarter Nam Tai gained 92% on its way to a very strong 310.6% gain for 2003.

Even with a broad based market recovery, every stock does not perform well. We had three stocks that declined by more than 40% in 2003.

Rank   Description                              Industry                      % Loss
----   -----------                              --------                      ------
  1    Gaiam Inc                                Commercial Services           -56.2%
  2    Emerson Radio                            Home Furnishings              -52.6%
  3    The Singing Machine Co Inc               Home Furnishings              -42.7%

The worst performer, Gaiam, markets lifestyle and personal development products through a multi-channel distribution network. The company suffered a couple of negative quarters of declining revenues and earnings earlier in the year, and our models gave us the sell signal. We sold our position this past spring, which resulted in a loss for the year of 56.2%.

Lagging our Market Benchmark in 2003

TRANSLATION: In spite of the mostly stellar results above, we slightly lagged our primary market benchmark for all of calendar 2003. I never like underperforming the market. Bridgeway's management fee is tied to this relative performance over the trailing five year period. As a shareholder, I like the fact that the adviser's fees are tied to beating the index. As the fund manager, I am reminded that not beating our market index (on an extended basis) would have an additional negative consequence - to the Adviser's pocketbook.

The primary reason for this underperformance is that stocks with poor financial performance, especially ones that we would expect to have a higher probability of bankruptcy, had great appreciation in 2003. Actually, every category of stocks eventually gets their day in the sun. Such was the case last year when the really "doggy" micro-cap stocks had some of the biggest gains. While we expect such short-term performance bursts from companies we generally avoid, we believe they add undue risk in the long-term and detract from long-term performance.

In this context, I'm not as disappointed by underperforming our benchmark by 1.6% for the calendar year. Perhaps I should be happier with a 67% return.

Top Ten Holdings and Characteristics of Risk

TRANSLATION: The following table demonstrates the diversification of our Fund across different industries and sectors of the economy within the spectrum of micro-cap companies. Shareholders should be aware of the higher risk of potential loss associated with very small companies. Diversification across industries and sectors becomes important, then, in order not to add to the higher risk (short-term volatility) inherent in micro-cap stocks.

As I read the table below, I see several components of risk demonstrated. First, we occasionally invest larger amounts in an individual stock that one of our models indicates is attractive from the standpoint of potential risk and return. With John B. Sanfilippo & Son at 4.3% of net assets, our Fund has more exposure to "company specific risk." If the company stock price were cut in half (something that is not completely unreasonable), it would cost our fund 2.15% return, just from this one position. Second, in just our top ten holdings, we have exposure to most of the major sectors of the U.S. economy, including financial, technology, consumer non-cyclicals, consumer cyclicals, communications, and industrials. Through this sector diversification, our plan is to mitigate the risk inherent in micro-cap stocks. Third, is the fact that, except for investing in these stocks, I've never even heard of nine of the stocks on the list. (I've bought peanuts and cashews at "filling stations" on family trips from John B. Sanfilippo & Son.) Micro-cap stocks bear significantly higher risk of decline, both individually and in aggregate, relative to the larger "blue chip" companies we do business with day-to-day.

At quarter end, consumer non-cyclicals comprised our largest sector representation at 20% of net assets, followed by communications at 17.8% and consumer cyclicals at 16.4%. Here are the top ten holdings at the end of
December:

                                                                                Percent of
Rank    Description                               Industry                      Net Assets
----    -----------                               --------                      ----------
  1     John B. Sanfilippo & Son                  Food                             4.3%
  2     USANA Health Sciences Inc                 Pharmaceuticals                  3.7%
  3     Talk America Holdings Inc                 Telecommunications               3.4%
  4     ASV Inc                                   Auto Manufacturers               3.1%
  5     Sterling Financial Corp                   Savings & Loans                  3.0%
  6     Rofin-Sinar Technologies Inc              Electronics                      2.9%
  7     SS&C Technologies Inc                     Software                         2.8%
  8     Cash America International Inc            Retail                           2.8%
  9     PrivateBancorp Inc                        Banks                            2.8%
 10     American Medical Security Group Inc       Healthcare-Services              2.7%
                                                                                  ----
        Total                                                                     27.8%

Feedback from a Shareholder

As you know, we solicit feedback at the end of each shareholder letter. We want to know what our shareholders are thinking or experiencing and their ideas on how we can improve. Recently a shareholder wrote to express appreciation for our historical risk-adjusted returns, frugality, open communications, and integrity. He also offered two suggestions for shareholder letters.

The first was to provide some insight into how we perceived the stock market climate during the quarter or semi-annual period. The second was to explain the application of our strategy with respect to that market environment. I have to admit that insight on the market climate is generally lacking in these letters and that exploitative macro-market strategy is altogether missing. I spend very little time thinking about the direction of the market or the economy. One of the strengths of our quantitative stock picking process is continuing to apply our investment process uniformly in all market environments. Thus, I might have insights on the market retroactively, but prospectively, I'm just trying to pick one good stock at a time by following our models.

I occasionally provide some statistical comments when they are dramatic or when they help explain our performance. They are always in the light of "Monday morning quarterbacking," and they are rarely prospective in tone. The section above on the superior performance of "doggy stocks" in 2003 is one such example.

Changes At Bridgeway

TRANSLATION: We consider good shareholder service both essential and delightful. Your Bridgeway Funds staff continually looks for ways to improve service quality, while "putting the squeeze" on costs. Outsourcing the account maintenance (transfer agent) function has provided more choices for shareholders investing directly with Bridgeway and has rendered more Bridgeway staff resources available to all callers with questions about our Funds.

Calendar year 2003 was a challenging one for our industry. For our fund family and shareholders, it was also a challenging year - more and less. We started the year with more people on staff but less help with fund performance from a sluggish market. When the market slowly turned the corner, more investments flowed rapidly into the funds resulting in more closed funds, and giving investors less to choose from. Finally, in November four new Bridgeway funds opened, creating more Bridgeway products. Through all fluctuations, we remain dedicated to your best interests. In that spirit we have made changes to our operations - both to better serve you and to handle our growth. One change was in the transfer agency, which is the area of mutual fund companies that manages accounts and transactions, answers your questions about share ownership, and sends out confirmation statements and tax forms.

The Fund Services division of Citigroup, Global Transaction Services, (previously known as Forum Financial Group), serves as our transfer agent. Our association with Citigroup has expanded our level of service for all shareholders. Shareholders invested directly with Bridgeway now have a wider range of choices, such as account access via the Internet. Bridgeway's web site now enables direct shareholders to view their accounts and even trade on-line. We are very pleased with the response so far.

When you call us at 800-661-3550, direct shareholders may be connected to Citigroup to manage their accounts or to order a transaction by selecting 3. For questions concerning Bridgeway Funds' investing style, philosophy or methods, option 4 will connect you to our Bridgeway staff. Whether you hold your shares directly with Bridgeway or through a "fund marketplace" or brokerage firm, we encourage you to use as much Internet technology as you feel comfortable with to help keep the costs of your fund lower.

How Does He Invest His Money?

TRANSLATION: Some people say I have a steel stomach in a market downturn. Thus, my target allocation for my own investments is more aggressive than is appropriate for most people. However, I have trimmed back some on my very high exposure to very small companies.

Our phone representatives tell me that you're interested in knowing how I invest my own money. I personally have a high pain threshold in a market downturn. However, your individual situation won't be the same as mine, so I don't propose that you copy what I'm doing. (Perhaps I should say, "Don't try this at home," or "Don't try this at home unless you're in it for the long haul, have a steel stomach, have carefully read the prospectus and are willing to accept above average market risk.") This information is by way of disclosing, not modeling.

I use Bridgeway-managed portfolios for 100% of my long-term investing needs. (No portfolio manager at Bridgeway is permitted to buy shares of stocks directly; we "eat our own cooking.") I have a very high threshold for short-term volatility. Also, I generally favor short-term and inflation-protected bond funds of other fund companies for money I might need in the short-term and can't afford to see decline significantly. The following new allocation reflects my significant trimming of ultra-small fund targets, since they have appreciated so tremendously in the last few years. To clarify, the following table shows my allocation of how I target use of our funds in investing my own money. It does not show how I manage money within each fund. Here's my target allocation:

                         ASSET ALLOCATION (% OF TOTAL)

                                   Less than                   Mid-term    Long-term    Long-term
                                    One-year    Short-term    Aggressive  Aggressive   Aggressive
Bridgeway-managed Fund              Taxable       Taxable      Taxable      Taxable   Tax-Deferred
----------------------              -------       -------      -------      -------   ------------
Ultra-Small Company                                   5           20           23           23
Micro-Cap Limited                                     5           18           19           19
Aggressive Investors 1                                            16           32           21
Aggressive Investors 2                                5           16           11           22

Calvert Large-Cap Growth                                           6            5            5
Balanced                                             25           24           10           10
Inflation-Protected Treasuries          30           30
Short-term bonds                        40           30
Cash                                    30
                                       ---          ---          ---          ---          ---
Total                                  100          100          100          100          100

I am currently slightly favoring Aggressive Investors 2 over Aggressive Investors 1 in my tax-deferred IRA account (only). This is likely only for the period that Aggressive Investors 2 has significantly less money under management and may therefore be the more "nimble" fund. Keep in mind that my target asset allocation discussed herein is for the period ended December 31, 2003. While my target asset allocation is fairly static (I believe it has changed twice in ten years), it could change in the future without notice. I/when that happens, I commit to updating shareholders either in their next letter or on our website.

Update on the Fund Industry Scandals

In the next shareholder letter I am planning to write an update on industry developments since my last report. There have been new revelations of impropriety, much criticism, speculation about who should have known what and an avalanche of proposed new regulations. In the midst of all this, like many others, I have asked myself what changes should take place to protect shareholder interests industry-wide. Our industry probably needs to pay more attention to compliance and new regulations to shore up some loopholes. Indeed, Bridgeway has budgeted more than twice the resources for compliance in 2004 than in 2003, partly in recognition of our growth and partly to stay on top of the new requirements. Nevertheless, I believe compliance, regulations, and even enforcement are a small part of the answer to protecting shareholders' interests, no amount of which will adequately protect shareholders if the men and women who serve the investing public do not apply principals of fairness and fiduciary duty. I believe the vast majority of these problems would vanish if leaders at all "levels" of fund companies would continually test their actions by asking one of our guiding principals, "What is in the best long-term interest of current shareholders?" We don't and won't always get it right, but we are very intentional in seeking to do so.

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here (including my personal targeted fund allocation presented above) are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or Fund applies only as of the quarter end, December 31, 2003, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. This report must be preceded or accompanied by a current Bridgeway Funds prospectus. Forum Fund Services, LLC, distributor. (03/04).

Conclusion

As always, we appreciate your feedback. We've gotten quite a bit of positive feedback from shareholders recently, both about our performance and some of our policies in light of recent industry scandals. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming -- we continually look for ways to improve our service.

Sincerely,

/s/ John Montgomery
John Montgomery

                              BRIDGEWAY FUNDS, INC.
                             MICRO-CAP LIMITED FUND
                     SCHEDULE OF FUND INVESTMENTS, unaudited
                     Showing percentage of total net assets
                                December 31, 2003

               Industry Company                             Shares        Value
               ----------------                             ------        -----
Common Stock - 100.0%
     Auto Manufacturers - 3.9%
            ASV Inc *                                        59,000    $2,197,750
            Starcraft Corp *                                 18,700       607,002
                                                                       ----------
                                                                        2,804,752

     Banks - 5.4%
            Bank of the Ozarks Inc                            9,600       216,288
            Oak Hill Financial Inc                            5,900       177,649
            Old Second Bancorp Inc                            7,377       365,162
            PrivateBancorp Inc                               43,600     1,974,644
            Virginia Commerce Bancorp *                      14,000       445,340
            Wintrust Financial Corp                          14,850       669,735
                                                                       ----------
                                                                        3,848,818

     Biotechnology - 0.4%
            Illumina Inc *                                   42,602       300,344

     Computers - 2.7%
            Komag Inc *                                      79,100     1,155,651
            Nuance Communications Inc *                      97,000       741,080
            SYKES Enterprises Inc *                             700         6,013
                                                                       ----------
                                                                        1,902,744

     Distribution & Wholesale - 0.7%
            Central European Distribution Corp               15,000       474,000

     Diversified Financial Services - 2.3%
            Accredited Home Lenders Holding
               Co *                                          17,000       520,200
            World Acceptance Corp *                          55,900     1,111,851
                                                                       ----------
                                                                        1,632,051

     Electric - 0.8%
            Central Vermont Public Service Corp              22,900       538,150

     Electrical Components & Equipment - 0.9%
            General Cable Corp *                             75,000       611,250

     Electronics - 6.1%
            Daktronics Inc *                                 20,300       510,545
            Faro Technologies Inc *                          70,000     1,748,600
            Rofin-Sinar Technologies Inc *                   60,000     2,073,600
                                                                       ----------
                                                                        4,332,745

     Food - 4.3%
            John B. Sanfilippo & SON *                       60,800     3,103,232

     Healthcare - Products - 4.5%
            Cantel Medical Corp *                            13,400       216,946
            Hanger Orthopedic Group Inc *                    63,000       980,910
            Lifeline Systems Inc *                           17,200       326,800
            Merit Medical Systems Inc *                      47,554     1,058,552
            Synovis Life Technologies Inc *                  30,046       608,432
                                                                       ----------
                                                                        3,191,640

     Healthcare - Services - 4.5%
            America Service Group Inc *                      14,100       435,464
            American Medical Security
               Group Inc *                                   87,800     1,968,476
            Bioreliance Corp *                               16,700       798,427
                                                                       ----------
                                                                        3,202,367

     Home Builders - 3.5%
            Dominion Homes Inc *                             20,200       612,666
            Meritage Corp *                                  17,000     1,127,270
            Orleans Homebuilders Inc *                       27,400       776,242
                                                                       ----------
                                                                        2,516,178
     Insurance - 0.7%
            Penn-America Group Inc                           39,700       526,819

     Internet - 6.3%
            Digital River Inc *                              44,700       987,870
            Netbank Inc                                      39,915       532,865
            SupportSoft Inc *                                88,500     1,164,660
            eCollege.com Inc *                               18,000       332,280
            j2 Global Communications Inc *                   58,900     1,460,131
                                                                       ----------
                                                                        4,477,806

     Machinery - Diversified - 0.3%
               Cascade Corp *                                10,000       223,000

     Media - 0.5%
               Courier Corp                                   8,850       340,468

     Oil & Gas - 8.0%
               Clayton Williams Energy Inc *                 43,400     1,255,562
               Giant Industries Inc *                        22,000       263,560
               North Coast Energy Inc *                      17,300       184,954
               Nuevo Energy Co *                             69,000     1,667,730
               Petroleum Development Corp *                  25,600       606,720
               Prima Energy Corp *                           49,400     1,736,904
                                                                       ----------
                                                                        5,715,430

     Oil & Gas Services - 2.6%
               Matrix Service Co *                          104,200     1,887,062

     Pharmaceuticals - 6.4%
               Bradley Pharmaceuticals Inc *                 61,700     1,569,031
               Matrixx Initiatives Inc *                     18,400       326,398
               USANA Health Sciences Inc *                   87,000     2,662,200
                                                                       ----------
                                                                        4,557,629

     Retail - 8.3%
               Brookstone Inc *                              16,300       347,353
               Cash America International Inc                94,600     2,003,628
               JOS A Bank Clothiers Inc *                    44,700     1,550,643
               Pantry Inc/The *                              33,616       763,083
               Sharper Image Corp *                          26,800       872,340
               Systemax Inc *                                65,000       432,900
                                                                       ----------
                                                                        5,969,947

     Savings & Loans - 5.0%
               Firstfed America Bancorp                       7,600       197,828
               Horizon Financial Corp                        17,000       297,670
               MAF Bancorp Inc                               16,195       678,571
               Provident Financial Hldgs                      8,200       297,414
               Sterling Financial Corp *                     62,480     2,138,066
                                                                       ----------
                                                                        3,609,549

     Software - 11.0%
               CCC Information Services Group                12,581       212,619
               Evolving Systems Inc *                       101,100     1,344,630
               Group 1 Software Inc *                        95,200     1,676,472
               Quality Systems Inc *                         16,100       717,899
               SS&C Technologies Inc                         73,000     2,040,350
               Seachange International Inc *                 91,000     1,401,400
               Unify Corp *                                 543,035       467,010
                                                                       ----------
                                                                        7,860,380

     Telecommunications - 11.1%
               ACT Teleconferencing Inc *                   224,515       242,476
               Aether Systems Inc *                         145,600       691,600
               Anaren Inc *                                   2,000        28,240
               Carrier Access Corp *                         39,000       489,060

                              BRIDGEWAY FUNDS, INC.
                             MICRO-CAP LIMITED FUND
               SCHEDULE OF FUND INVESTMENTS, continued, unaudited
                     Showing percentage of total net assets
                                December 31, 2003

                 Industry Company                                      Shares           Value
                 -------- -------                                      ------           -----
     Telecommunications, continued
            Computer Network Technology
               Corp *                                                   108,600     $  1,038,216
            Comtech Telecommunications *                                 61,200        1,761,948
            Ditech Communications Corp *                                 35,000          668,500
            Intrado Inc *                                                11,200          245,840
            SafeNet Inc *                                                11,700          358,839
            Talk America Holdings Inc *                                 210,800        2,428,416
                                                                                    ------------
                                                                                       7,953,135

                                                                                    ------------

     Total Common Stock (Identified Cost $47,701,008)                                 71,579,496

U.S. Government Obligations - 3.8%
     U.S. Government Obligations - 3.8%
            U.S. Treasury Note - 8.000% due
               11/15/2021 ***                                           104,000          140,464
            U.S. Treasury Note - 8.125% due
               08/15/2021 ***                                         1,872,000        2,552,939
            U.S. Treasury Note - 8.750% due
               05/15/2017 ***                                            16,000           22,425
            U.S. Treasury Note - 9.375% due
               02/15/2006 ***                                             6,000            6,930
                                                                                    ------------
                                                                                       2,722,758

                                                                                    ------------

     Total U.S. Government Obligations
        (Identified Cost $2,722,758)                                                $  2,722,758

Short-term Investments - 1.1%
     Money Market Funds - 1.1%
            First American Treasury
               Obligations Fund Class Z                                 822,162     $    822,162
                                                                                    ------------

     Total Short-term Investments (Identified Cost $822,162)                        $    822,162

                                                                                    ------------

Total Investments - 105.0% (Cost $51,245,928)                                       $ 75,124,416

Other Assets and Liabilities, net - (5.0)%                                            (3,549,557)

                                                                                    ------------

Total Net Assets - 100.0%                                                           $ 71,574,859
                                                                                    ============

* Non-income producing security as no dividends were paid during the period from July 1, 2003 to December 31, 2003.

*** The security is purchased with the cash proceeds from securities loans.

See accompanying notes to financial statements.

                 BRIDGEWAY FUNDS, INC. - MICRO-CAP LIMITED FUND
                 STATEMENT OF ASSETS AND LIABILITIES (unaudited)
                             As of December 31, 2003

ASSETS:
      Investments at value (cost - $51,245,928) *                                           $75,124,416
      Receivable for investments sold                                                            19,769
      Receivable for interest                                                                       473
      Receivable for dividends                                                                    5,276
      Accrued securities lending fee                                                             11,975
      Prepaid expenses                                                                            5,999
                                                                                            -----------
            Total assets                                                                     75,167,908
                                                                                            -----------

LIABILITIES:
      Payable to custodian                                                                       30,456
      Payable for shares redeemed                                                                47,702
      Payable for investments purchased                                                         258,401
      Payable for management fee                                                                108,918
      Payable for backup withholding                                                            312,953
      Payable upon return of securities loaned                                                2,722,758
      Accrued expenses                                                                          111,861
                                                                                            -----------
            Total liabilities                                                                 3,593,049
                                                                                            -----------
      NET ASSETS (6,408,261 SHARES OUTSTANDING)                                             $71,574,859
                                                                                            ===========
      Net asset value, offering and redemption price per share ($71,574,859 / 6,408,261)    $     11.17
                                                                                            ===========
NET ASSETS REPRESENT:
      Paid-in capital                                                                       $44,671,792
      Undistributed net realized gain                                                         3,024,579
      Net unrealized appreciation of investments                                             23,878,488
                                                                                            -----------
      NET ASSETS                                                                            $71,574,859
                                                                                            ===========

* At December 31, 2003 securities with an aggregate market value of $2,721,360 were on loan to brokers.

See accompanying notes to financial statements.

                 BRIDGEWAY FUNDS, INC. - MICRO-CAP LIMITED FUND
                       STATEMENT OF OPERATIONS (unaudited)
                   For the six months ended December 31, 2003

INVESTMENT INCOME:
      Dividends                                                                           $    70,481
      Interest                                                                                  3,286
      Securities lending                                                                       48,242
                                                                                          -----------
            Total income                                                                      122,009
                                                                                          -----------

EXPENSES:
      Management fees                                                                         534,905
      Accounting fees                                                                          78,658
      Audit fees                                                                                5,765
      Custody                                                                                   4,642
      Insurance                                                                                 2,165
      Legal                                                                                     2,371
      Registration fees                                                                         1,628
      Directors' fees                                                                           3,089
      Miscellaneous                                                                             1,053
                                                                                          -----------
            Net expenses                                                                      634,276
                                                                                          -----------

NET INVESTMENT LOSS                                                                          (512,267)
                                                                                          -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized gain on investments                                                      8,618,520
      Net change in unrealized appreciation                                                 8,273,656
                                                                                          -----------
      Net realized and unrealized gain (loss)                                              16,892,176
                                                                                          -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $16,379,909
                                                                                          ===========

See accompanying notes to financial statements.

                 BRIDGEWAY FUNDS, INC. - MICRO-CAP LIMITED FUND
                 STATEMENT OF CHANGES IN NET ASSETS (unaudited)

                                                                      Six months ended      Year ended
                                                                      December 31, 2003    June 30, 2003
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment loss                                                $  (512,267)       $  (622,647)
      Net realized gain on investments                                     8,618,520            633,296
      Net change in unrealized appreciation                                8,273,656            (83,256)
                                                                         -----------        -----------
          Net increase (decrease) resulting from operations               16,379,909            (72,607)
                                                                         -----------        -----------
      Distributions to shareholders:
          From net investment income                                               0                  0
          From realized gains on investments                              (5,574,303)        (3,989,955)
          Return of capital                                                        0            (18,006)
                                                                         -----------        -----------
            Total distributions to shareholders                           (5,574,303)        (4,007,961)
                                                                         -----------        -----------
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                           639,788          3,810,514
      Reinvestment of dividends                                            5,230,548          3,977,514
      Cost of shares redeemed                                             (1,523,160)        (5,170,093)
                                                                         -----------        -----------
          Net increase (decrease) from Fund share transactions             4,347,176          2,617,935
                                                                         -----------        -----------
          Net increase (decrease)  in net assets                          15,152,782         (1,462,633)
NET ASSETS:
      Beginning of period                                                 56,422,077         57,884,710
                                                                         -----------        -----------
      End of period                                                      $71,574,859        $56,422,077
                                                                         ===========        ===========

Number of Fund shares:
      Sold                                                                    62,382            456,903
      Issued on dividends reinvested                                         460,436            539,933
      Redeemed                                                              (141,414)          (652,738)
                                                                         -----------        -----------
          Net increase                                                       381,404            344,098
      Outstanding at beginning of period                                   6,026,857          5,682,759
                                                                         -----------        -----------
      Outstanding at end of period                                         6,408,261          6,026,857
                                                                         ===========        ===========

See accompanying notes to financial statements.

                 BRIDGEWAY FUNDS, INC. - MICRO-CAP LIMITED FUND
                        FINANCIAL HIGHLIGHTS (unaudited)
                 (for a share outstanding throughout the period)

                                                                                                Year ended
                                                     Six months ended   ---------------------------------------------------------
                                                     December 31, 2003  June 30,2003   June 30,2002    June 30,2001   June 30,2000
                                                                                        (restated)
PER SHARE DATA
     Net asset value, beginning of period              $      9.36      $     10.19     $      9.92    $      7.86    $      6.38
                                                       -----------      -----------     -----------    -----------    -----------
     Income (loss) from investment operations:
         Net investment loss*                                (0.09)           (0.11)          (0.12)         (0.05)         (0.09)
         Net realized and unrealized gain                     2.83             0.01            0.87           2.53           1.87
                                                       -----------      -----------     -----------    -----------    -----------
              Total from investment operations                2.74            (0.10)           0.75           2.48           1.78
                                                       -----------      -----------     -----------    -----------    -----------
     Less distributions to shareholders:
         Net investment income                                0.00             0.00            0.00           0.00           0.00
         Net realized gains                                  (0.93)           (0.73)          (0.48)         (0.42)         (0.30)
         Return of capital                                    0.00             0.00            0.00           0.00           0.00
                                                       -----------      -----------     -----------    -----------    -----------
              Total distributions                            (0.93)           (0.73)          (0.48)         (0.42)         (0.30)
                                                       -----------      -----------     -----------    -----------    -----------
     Net asset value, end of period                    $     11.17      $      9.36     $     10.19    $      9.92    $      7.86
                                                       ===========      ===========     ===========    ===========    ===========

TOTAL RETURN                                                 29.16%            0.93%           8.09%         33.64%         28.73%
RATIOS & SUPPLEMENTAL DATA
     Net assets, end of period                         $71,574,859      $56,422,077     $57,884,710    $51,450,949    $24,773,145
     Ratios to average net assets: #
         Expenses after waivers and reimbursements            1.90%            1.90%           1.90%          1.90%          1.90%
         Expenses before waivers and reimbursements           1.90%            2.13%           1.94%          2.09%          2.36%
         Net investment income (loss)
             after waivers and reimbursements                (1.54%)          (1.35%)         (1.22%)        (0.62%)        (1.25%)

     Portfolio turnover rate #                               109.8%            99.1%          124.0%          74.3%          86.7%

* Based on average daily shares outstanding.

# Annualized for periods less than a year

See accompanying notes to financial statements.

                              BRIDGEWAY FUNDS, INC.
                             MICRO-CAP LIMITED FUND
                    NOTES TO FINANCIAL STATEMENTS (unaudited)

1.       Organization:

         Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 par value.

         On June 25, 2003 the Bridgeway Fund Board of Directors changed the name of Bridgeway Fund, Inc. to Bridgeway Funds, Inc. to more accurately describe the group of funds in the series. The Board also approved calling each "Portfolio" in the series a "Fund" to bring the investment companies' names in line with industry practice. Two funds were renamed: Ultra-Large 35 Index became Blue Chip 35 Index Fund to increase investors' understanding of the type of companies in which the fund invests and Ultra-Small Company Tax Advantage became Ultra-Small Company Market to simplify its name and to clarify that it may be appropriate for nontaxable accounts.

         Bridgeway is organized as a series fund and, as of December 31, 2003, has eleven funds: Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Small-Cap Growth, Small-Cap Value, Large-Cap Growth and Large-Cap Value Funds.

         On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On August 15, 2003, the Ultra-Small Company Market Fund closed to new investors.

         The Micro-Cap Limited Fund was offered to the public beginning June 22, 1998 in accordance with the subscription offering. Until July 1, 1998, the Fund's operations were restricted to accepting subscription funds. On July 1, 1998, the Fund began investing in micro-cap stocks and commenced other operations. The Fund closed to new investors when net assets exceeded $27.5 million on August 21, 2000, and closed to all investors on January 7, 2002.

         Bridgeway Capital Management, Inc. (the "Adviser") is the adviser.

2. Significant Accounting Policies:The following is a summary of significant accounting policies followed in the preparation of financial statements of the Micro-Cap Limited Fund (the "Fund").

         Securities, Futures and other Investments Valuation

         Securities and futures are valued at the closing price traded on a principal U.S. securities exchange and on NASDAQ. Short-term investments (i.e. T-bills) are valued each day based on the straight-line amortization of the difference between settlement day price and par value until maturity. Investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

                              BRIDGEWAY FUNDS, INC.
                             MICRO-CAP LIMITED FUND
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

2.       Significant Accounting Policies, Continued:

         Securities Lending

         Upon lending its securities to third parties, the Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

         Use of Estimates in Financial Statements

         In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

         Risks and Uncertainties

         The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

         12b-1 Plan

         The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees. On October 22, 2003 shareholders adopted a modification to the 12b-1 Plan to include a provision for future a class of shares, Class R, to accommodate 12b-1 fees up to a maximum of 0.25%, for the porpose of paying for maintenance fees charged by more expensive "no-transaction fee" fund marketplaces. No 12b-1 fees are charged in this Fund.

         Other

         Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.       Securities Loaned:

         As of December 31, 2003, the Fund loaned common stocks having a fair value of $2,721,360 and received U.S. Treasury notes with a value of $2,722,757 as collateral.

                              BRIDGEWAY FUNDS, INC.
                             MICRO-CAP LIMITED FUND
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

4.       Management Contract:

         The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee, which is computed and paid monthly. It equals the total fee rate times the average daily net assets of the Fund for the month. The total fee rate, an annualized number, is comprised of two parts, the base fee rate and the performance fee rate. The base fee rate is based on the following annual rates: 0.90% of the first $250 million of the Portfolio's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

         The performance fee rate equals 2.87% times the difference in cumulative total return between the Fund and the CRSP Cap-based Portfolio 9 Index of micro-cap companies with dividends reinvested (hereinafter "Index") over the trailing five-year period through the end of the prior quarter. The performance fee rate varies from a minimum of - 0.7% to a maximum of +0.7%. However, the performance fee rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

5.       Related Party Transactions:

         One director of the Fund, John Montgomery, is an owner and director of the Adviser. Mike Mulcahy is also a Director of both Bridgeway Funds and the Adviser. Under the Investment Company Act of 1940 definitions, they are considered to be "affiliated" and "interested." Compensation of John Montgomery is borne by the Adviser rather than the Fund. Mike Mulcahy and the other officers of the Fund are staff members of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

6.       Custodial Agreement:

         The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, each Fund pays a fee, computed and paid monthly based on the average month end total assets plus a fee per transaction.

7.       Purchases and Sales of Investment Securities:

         Aggregate purchases and sales of investment securities, other than cash equivalents were $34,854,571 and $34,615,067, respectively for the six months ended December 31, 2003.

                              BRIDGEWAY FUNDS, INC.
                             MICRO-CAP LIMITED FUND
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

8.       Federal Income Taxes:

         The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax is provided.

         The Fund incurred a net decrease in net assets from operations and made no investment income during the year. Distribution of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Ordinary income distributions do not qualify for the dividends received distribution of corporate shareholders.

         During the six months ended December 31, 2003, the Fund paid a short-term capital gain distribution of $0.7039 and a long-term capital gain distribution of $0.2307 per share to shareholders of record.

         Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses, redemptions in kind and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital.

9.       Subsequent Event:

         On January 2, 2004 Forum Fund Services, LLC became the distributor, and the Fund Services division of Citigroup, Global Transaction Services became the transfer agent for Bridgeway Funds.

[BRIDGEWAY FUNDS LOGO]

March 10, 2004                        December 2003 Quarter - Semi-Annual Report

Dear Fellow Small-Cap Growth Shareholder,

Our Fund had a positive return of 2.70% for the first two months since inception, compared to a 3.72% return for our primary market benchmark, the Russell 2000 Growth Index, and a 2.81% return of our peer benchmark, the Lipper Small-Cap Growth Index. It was a poor first two months. The table below presents our performance for this short two-month period.

                                       Life-to-Date
                                         10/31/03
                                       to 12/31/03(3)
                                       ------------
Small-Cap Growth Fund                      2.70%
Russell 2000 Growth Index(1)               3.72%
Lipper Small-Cap Growth Index(2)           2.81%

         Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call 1-800-661-3550 or visiting the Fund's website at www.bridgeway.com. Returns listed in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) The Russell 2000 Growth Index is an unmanaged index which consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. (2) The Lipper Small-Cap Growth Index is an index of small -company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. (3) Periods less than one year are not annualized.

Two months is really too short a timeframe to comment on performance in a detailed fashion. The top ten holdings below, the detailed schedule of investments, and the financial statements attached provide some picture into the details of our Fund.

Top Ten Holdings

TRANSLATION: The following table demonstrates the diversification of our Fund across different industries and sectors of the economy within the spectrum of small growth companies. Shareholders should be aware of the higher potential risk of smaller and growth oriented companies. Diversification across industries and sectors becomes important, then, in order not to add to the risk (short-term volatility) inherent in these stocks.

As I read the table below, I see several components of risk demonstrated. First, unlike our most actively managed Funds (Bridgeway Aggressive Investors, Micro-cap Limited and Ultra-Small Company), we avoid investing larger amounts in an individual stock. Currently, our largest position is less than 3% of net assets, limiting our Fund's "company specific risk," or the risk that downward movement in a single position could have a more dramatic affect on the Fund than a smaller position. Second, in just our top ten holdings, we have exposure to most of the major sectors of the U.S. economy, including consumer non-cyclicals, consumer cyclicals, communications, industrial, and energy. This diversity helps to temper the underlying risk inherent in smaller growth stocks. Third, these small stocks bear higher risk of decline, both individually and in aggregate, relative to the larger "blue chip" companies we do business with day-to-day. NetFlix, for example, a company that rents DVD movies over the Internet through the U.S. mail, is exposed to greater risk of competition from two much larger companies who want to enter their market.

At quarter end, consumer cyclical stocks comprised our largest sector representation at 38% of net assets, followed by consumer non-cyclicals at 26.3% and communications at 11.9%. Here are the top ten holdings as of the end of
December:

                                                                           Percent of
Rank    Description                          Industry                      Net Assets
----    -----------                          --------                      ----------
  1     NetFlix Inc                          Internet                          2.9%
  2     Patina Oil & Gas Corp                Oil & Gas                         2.8%
  3     Yankee Candle Co Inc                 Household Products/Wares          2.5%
  4     Nu Skin Enterprises Inc              Retail                            2.5%
  5     Claire's Stores Inc                  Retail                            2.4%
  6     Eon Labs Inc                         Pharmaceuticals                   2.4%
  7     JB Hunt Transport Services Inc       Transportation                    2.3%
  8     Earthlink Inc                        Internet                          2.3%
  9     Chico's FAS Inc                      Retail                            2.2%
 10     Marvel Enterprises Inc               Toys/Games/Hobbies                2.1%
                                                                              ----
        Total                                                                 24.4%

Feedback from a Shareholder

As you know, we solicit feedback at the end of each shareholder letter. We want to know what our shareholders are thinking or experiencing and their ideas on how we can improve. Recently a shareholder wrote to express appreciation for our historical risk-adjusted returns, frugality, open communications, and integrity. He also offered two suggestions for shareholder letters.

The first was to provide some insight into how we perceived the stock market climate during the quarter or semi-annual period. The second was to explain the application of our strategy with respect to that market environment. I have to admit that insight on the market climate is generally lacking in these letters and that exploitative macro-market strategy is altogether missing. I spend very little time thinking about the direction of the market or the economy. One of the strengths of our quantitative stock picking process is continuing to apply our investment process uniformly in all market environments. Thus, I might have insights on the market retroactively, but prospectively, I'm just trying to pick one good stock at a time by following our models.

I occasionally provide some statistical comments when they are dramatic or when they help explain our performance. They are always in the light of "Monday morning quarterbacking;" they are rarely prospective in tone.

Changes At Bridgeway

TRANSLATION: We consider good shareholder service both essential and delightful. Your Bridgeway Funds staff continually looks for ways to improve service quality, while "putting the squeeze" on costs. Outsourcing the account maintenance (transfer agent) function has provided more choices for shareholders investing directly with Bridgeway and has rendered more Bridgeway staff resources available to all callers with questions about our Funds.

Calendar year 2003 was a challenging one for our industry. For our fund family and shareholders, it was also a challenging year - more and less. We started the year with more people on staff but less help with fund performance from a sluggish market. When the market slowly turned the corner, more investments flowed rapidly into the funds resulting in more closed funds, and giving investors less to choose from. Finally, in November four new Bridgeway funds opened, creating more Bridgeway products. Through all fluctuations, we remain dedicated to your best interests. In that spirit we have made changes to our operations - both to better serve you and to handle our growth. One change was in the transfer agency, which is the area of mutual fund companies that manages accounts and transactions, answers your questions about share ownership, and sends out confirmation statements and tax forms.

The Fund Services division of Citigroup, Global Transaction Services, (previously known as Forum Financial Group), serves as our transfer agent. Our association with Citigroup has expanded our level of service for all shareholders. Shareholders investing directly with Bridgeway now have a wider range of choices, such as account access via the Internet. Bridgeway's web site now enables direct shareholders to view their accounts and even trade on-line. We are very pleased with the response so far.

When you call us at 800-661-3550, direct shareholders may be connected to Citigroup to manage their accounts or to order a transaction by selecting 3. For questions concerning Bridgeway Funds' investing style, philosophy or methods, option 4 will connect you to our Bridgeway staff. Whether you hold your shares directly with Bridgeway or through a "fund marketplace" or brokerage firm, we encourage you to use as much Internet technology as you feel comfortable with to help keep the costs of your fund lower.

How Does He Invest His Money?

TRANSLATION: Some people say I have a steel stomach in a market downturn. Thus, my target allocation for my own investments is more aggressive than is appropriate for most people. However, I have trimmed back some on my very high exposure to very small companies.

Our phone representatives tell me that you're interested in knowing how I invest my own money. I personally have a high pain threshold in a market downturn. However, your individual situation won't be the same as mine, so I don't propose that you copy what I'm doing. (Perhaps I should say, "Don't try this at home," or "Don't try this at home unless you're in it for the long haul, have a steel stomach, and have carefully read the prospectus and are willing to accept above average market risk.") This information is by way of disclosing, not modeling.

I use Bridgeway-managed portfolios for 100% of my stock market investing needs. (No portfolio manager at Bridgeway is permitted to buy shares of stocks directly; we "eat our own cooking.") I have a very high threshold for short-term volatility. Also, I generally favor short-term and inflation-protected bond funds of other fund companies for money I might need in the short-term and can't afford to see decline significantly. The following new allocation reflects my significant trimming of ultra-small fund targets, since they have appreciated so tremendously in the last few years. To clarify, the following table shows my allocation of how I target use of our funds in investing my own money. It does not show how I manage money within each fund. Here's my target allocation:

                      TARGET ASSET ALLOCATION (% OF TOTAL)

                                   Less than                   Mid-term    Long-term    Long-term
                                    One-year    Short-term    Aggressive  Aggressive   Aggressive
Bridgeway-managed Fund              Taxable       Taxable      Taxable      Taxable   Tax-Deferred
----------------------              -------       -------      -------      -------   ------------
Ultra-Small Company                                   5           20           23           23
Micro-Cap Limited                                     5           18           19           19
Aggressive Investors 1                                            16           32           21
Aggressive Investors 2                                5           16           11           22
Calvert Large-Cap Growth                                           6            5            5
Balanced                                             25           24           10           10
Inflation-Protected Treasuries          30           30
Short-term bonds                        40           30
Cash                                    30
                                       ---          ---          ---          ---          ---
Total                                  100          100          100          100          100

I am currently slightly favoring Aggressive Investors 2 over Aggressive Investors 1 in my tax-deferred IRA account (only). This is likely only for the period that Aggressive Investors 2 has significantly less money under management and may therefore be the more "nimble" fund. Keep in mind that my target asset allocation discussed herein is for the period ended December 31, 2003. While my target asset allocation is fairly static (I believe it has changed twice in ten years), it could change in the future without notice. If/when that happens, I commit to updating shareholders either in their next letter or on our website.

Update on the Fund Industry Scandals

In the next shareholder letter I am planning to write an update on industry developments since my last report. There have been new revelations of impropriety, much criticism, speculation about who should have known what and an avalanche of proposed new regulations. In the midst of all this, like many others, I have asked myself what changes should take place to protect shareholder interests industry-wide. Our industry probably needs to pay more attention to compliance and new regulations to shore up some loopholes. Indeed, Bridgeway has budgeted more than twice the resources for compliance in 2004 than in 2003, partly in recognition of our growth and partly to stay on top of the new requirements. Nevertheless, I believe compliance, regulations, and even enforcement are a small part of the answer to protecting shareholders' interests, no amount of which will adequately protect shareholders if the men and women who serve the investing public do not apply principals of fairness and fiduciary duty. I believe the vast majority of these problems would vanish if leaders at all "levels" of fund companies would continually test their actions by asking one of our guiding principals, "What is in the best long-term interest of current shareholders?" We don't and won't always get it right, but we are very intentional in seeking to do so.

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here (including my personal targeted fund allocation presented above) are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or Fund applies only as of the quarter end, December 31, 2003, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors. Investments in the small companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. This report must be preceded or accompanied by a current Bridgeway Funds prospectus. Forum Fund Services, LLC, distributor. (03/04).

Conclusion

As always, we appreciate your feedback. We've gotten quite a bit of positive feedback from shareholders recently, both about our performance and some of our policies in light of recent industry scandals. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming -- we continually look for ways to improve our service.

Sincerely,

/s/ John Montgomery
John Montgomery

                              BRIDGEWAY FUNDS, INC.
                              SMALL-CAP GROWTH FUND
                       SCHEDULE OF INVESTMENTS (unaudited)
                     Showing percentage of total net assets
                                December 31, 2003

Industry Company                                         Shares     Value
-------- -------                                         ------   ----------
Common Stock - 100.07%
   Aerospace/Defense - 1.81%
             Engineered Support Systems Inc               3,700   $  203,722

   Apparel - 2.29%
             Coach Inc*                                     100        3,775
             K-Swiss Inc                                 10,540      253,592
                                                                  ----------
                                                                     257,367

   Banks - 3.54%
             Old Second Bancorp Inc                       3,900      193,050
             PrivateBancorp Inc                           4,500      204,840
                                                                  ----------
                                                                     397,890

   Biotechnology - 5.40%
             Affymetrix Inc*                              7,800      191,958
             Celgene Corp*                                4,700      211,594
             Invitrogen Corp*                             2,900      203,000
                                                                  ----------
                                                                     606,552

   Building Materials - 0.03%
             Trex Co Inc*                                    80        3,038

   Commercial Services - 9.33%
             Bright Horizons Family Solutions Inc*        4,400      184,800
             Career Education Corp*                         100        4,007
             Corinthian Colleges Inc*                     3,900      216,684
             Education Management Corp*                   7,000      217,280
             ITT Educational Services Inc*                4,556      213,995
             Navigant Consulting Inc*                       460        8,676
             Right Management Consultants Inc*              150        2,799
             Strayer Education Inc                        1,840      200,247
                                                                  ----------
                                                                   1,048,488

   Computers - 1.97%
             Cognizant Technology Solutions Corp*         4,720      215,421
             Sandisk Corp*                                   40        2,446
             Western Digital Corp*                          250        2,947
                                                                  ----------
                                                                     220,814

   Electrical Components & Equipment - 0.02%
             Energizer Holdings Inc*                         70        2,629

   Electronics - 2.07%
             Faro Technologies Inc*                       9,300      232,314

   Entertainment - 0.06%
             Alliance Gaming Corp*                          170        4,191
             Penn National Gaming Ing*                       90        2,077
                                                                  ----------
                                                                       6,268

   Food - 1.91%
             John B. Sanfilippo & Son Inc*                4,200      214,368

   Healthcare - Products - 5.47%
             Advanced Neuromodulation Systems*            4,500      206,910
             Cyberonics Inc*                                 86        2,753
             Henry Schein Inc*                               50        3,379
             IDEXX Laboratories Inc                          70        3,240
             Inamed Corp*                                 3,750      180,225
             Techne Corp*                                 5,700      215,346
             Varian Medical Systems Inc*                     40        2,764
                                                                  ----------
                                                                     614,617

   Healthcare - Services - 5.80%
             BioReliance Corp*                            4,700      224,754
             Davita Inc*                                  5,690      221,910
             Mid Atlantic Medical Services*               3,160      204,768
                                                                  ----------
                                                                     651,432

   Household Products/Wares - 2.46%
             Yankee Candle Co Inc*                       10,100      276,033

   Internet - 10.40%
             1-800-FLOWERS.COM Inc - Class A*            16,900      186,914
             Earthlink Inc*                              25,700      257,000
             NetFlix Inc*                                 5,800      317,202
             Priceline.com Inc*                              60        1,074
             United Online Inc*                          12,000      201,480
             WebEx Communications Inc*                   10,200      205,020
                                                                  ----------
                                                                   1,168,690

   Iron/Steel -  0.91%
             Schnitzer Steel Industries Inc               1,700      102,850

   Leisure Time - 2.12%
             Marine Products Corp                        12,500      235,000
             Polaris Industries Inc                          30        2,657
                                                                  ----------
                                                                     237,657

   Miscellaneous Manufacturing - 1.97%
             Carlisle Companies Inc                          60        3,652
             Ceradyne Inc*                                6,400      217,984
                                                                  ----------
                                                                     221,636

   Office Furnishings - 1.77%
             HON Industries Inc                           4,600      199,272

   Oil & Gas - 2.79%
             Patina Oil & Gas Corp                        6,400      313,536

   Pharmaceuticals - 6.86%
             AaiPharma Inc*                                 165        4,145
             Accredo Health Inc*                          2,400       75,864
             Bradley Pharmaceuticals Inc*                 8,400      213,612
             Eon Labs Inc*                                5,100      259,845
             Matrixx Initiatives Inc*                    12,000      212,868
             Omnicare Inc                                   100        4,039
                                                                  ----------
                                                                     770,373

   Retail -  18.08%
             CEC Entertainment Inc*                       3,800      180,082
             Chico's FAS Inc*                             6,500      240,175
             Claire's Stores Inc                         13,800      259,992
             Cost Plus Inc*                               2,000       82,000
             Guitar Center Inc*                           5,680      185,054

                              BRIDGEWAY FUNDS, INC.
                              SMALL-CAP GROWTH FUND
                       SCHEDULE OF INVESTMENTS (unaudited)
                     Showing percentage of total net assets
                                December 31, 2003

Industry  Company                                        Shares        Value
--------  -------                                        ------    ------------
Retail, continued
          Hot Topic Inc*                                  7,700    $    226,842
          Nu Skin Enterprises Inc - Class A              16,000         273,440
          O'Reilly Automotive Inc*                        4,600         176,456
          Pacific Sunware of California*                    168           3,548
          The Sportsman's Guide Inc*                     12,700         217,792
          Urban Outfitters Inc*                           5,000         185,250
                                                                   ------------
                                                                      2,030,631

Semiconductors - 3.58%
          Cypress Semiconductor Corp*                    10,800         230,688
          OmniVision Technologies Inc*                    3,100         171,275
                                                                   ------------
                                                                        401,963

Software - 4.05%
          Avid Technology Inc*                            4,572         219,456
          IDX Systems Corp*                                 190           5,096
          Transaction Systems Architechs Inc*            10,200         230,826
                                                                   ------------
                                                                        455,378

Telecommunications - 0.98%
          Adtran Inc                                        108    $      3,348
          Boston Communications Group*                      206           1,914
          Foundry Networks Inc*                           3,700         101,232
          Utstarcom Inc*                                     84           3,114
                                                                   ------------
                                                                        109,608

Toys/Games/Hobbies - 2.10%
          Marvel Enterprises Inc*                         8,100         235,791

Transportation - 2.30%
          JB Hunt Transport Services Inc*                 9,550         257,946
                                                                   ------------

Total Common Stock (Identified Cost $11,126,979)                   $ 11,240,863
                                                                   ------------

Total Investments - 100.07% ($11,126,979)                          $ 11,240,863

Other Assets and Liabilities, net - (.07)%                               (8,071)
                                                                   ------------

Total Net Assets - 100.0%                                          $ 11,232,792
                                                                   ============

* Non-income producing security as no dividends were paid during the period from November 1, 2003 to December 31, 2003.

See accompanying notes to financial statements.

                  BRIDGEWAY FUNDS, INC. - SMALL-CAP GROWTH FUND
                 STATEMENT OF ASSETS AND LIABILITIES (unaudited)
                             As of December 31, 2003

ASSETS:
 Investments at value (cost - $11,126,979)       $ 11,240,863
 Receivable for shares sold                           767,757
 Receivable for investments sold                      216,853
 Receivable for interest                                  112
 Receivable for dividends                               1,057
 Due from adviser                                       2,827
                                                 ------------
       Total assets                                12,229,469
                                                 ------------

LIABILITIES:
 Bank Overdraft                                       609,678
 Payable for shares redeemed                           10,158
 Payable for investments purchased                    366,692
 Payable for distribution fee                             178
 Accrued expenses                                       9,971
                                                 ------------
       Total liabilities                              996,677
                                                 ------------
 NET ASSETS                                      $ 11,232,792
                                                 ============
NET ASSETS REPRESENT:
 Paid-in capital                                 $ 11,145,621
 Accumulated net investment loss                       (8,115)
 Accumulated net realized loss                        (18,598)
 Net unrealized appreciation of investments           113,884
                                                 ------------
 NET ASSETS                                      $ 11,232,792
                                                 ============

NET ASSET VALUE PER SHARE
Net assets
 Class N                                         $  9,939,877
 Class R                                         $  1,292,915

Shares of beneficial interest outstanding
 Class N                                              968,169
 Class R                                              125,899

Net asset value and redemption price per share
 Class N                                         $      10.27
 Class R                                         $      10.27

See accompanying notes to financial statements.

                  BRIDGEWAY FUNDS, INC. - SMALL-CAP GROWTH FUND
                       STATEMENT OF OPERATIONS (unaudited)
  For the period October 31, 2003 (inception of offering) to December 31, 2003

INVESTMENT INCOME:
 Dividends                                                $   1,931
 Interest                                                       361
                                                          ---------
       Total income                                           2,292

EXPENSES:
 Management fees                                              6,529
 Accounting fees                                              8,784
 Audit fees                                                   1,125
 Custody                                                      1,200
 Insurance                                                       45
 Legal                                                           75
 Registration fees                                            1,260
 Directors' fees                                                 45
 Distribution fees                                              178
 Miscellaneous                                                2,236
                                                          ---------
       Total expenses                                        21,477
 Less fees waived                                           (11,070)
                                                          ---------
       Net expenses                                          10,407
                                                          ---------

NET INVESTMENT LOSS                                          (8,115)
                                                          ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investments                           (18,598)
 Net change in unrealized appreciation                      113,884
                                                          ---------
 Net realized and unrealized gain (loss)                     95,286
                                                          ---------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $  87,171
                                                          =========

See accompanying notes to financial statements.

                  BRIDGEWAY FUNDS, INC. - SMALL-CAP GROWTH FUND
                 STATEMENT OF CHANGES IN NET ASSETS (unaudited)

                                                          For the period October
                                                          31, 2003 (inception of
                                                               offering) to
                                                            December 31, 2003
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment loss                                       $     (8,115)
     Net realized loss on investments                               (18,598)
     Net change in unrealized appreciation                          113,884
                                                               ------------
         Net increase (decrease) resulting from
          operations                                                 87,171
                                                               ------------
     Distributions to shareholders:
     From net investment income:
          Class N                                                         0
          Class R                                                         0
     From realized gains on investments:
          Class N                                                         0
          Class R                                                         0
                                                               ------------
            Total distributions to shareholders                           0

FUND SHARE TRANSACTIONS:
     Proceeds from sale of shares                                13,098,056
     Reinvestment of dividends                                            0
     Cost of shares redeemed                                     (1,952,435)
                                                               ------------
          Net increase (decrease) from Fund share
          transaction                                            11,145,621
                                                               ------------
          Net increase in net assets                             11,232,792

NET ASSETS:
     Beginning of period                                                  0
                                                               ------------
     End of period                                             $ 11,232,792
                                                               ============

Number of Fund shares:
     Sold                                                         1,285,982
     Issued on dividends reinvested                                       0
     Redeemed                                                      (191,914)
                                                               ------------
          Net increase                                            1,094,068
     Outstanding at beginning of period                                   0
                                                               ------------
     Outstanding at end of period                                 1,094,068
                                                               ============

See accompanying notes to financial statements.

                  BRIDGEWAY FUNDS, INC. - SMALL-CAP GROWTH FUND
                        FINANCIAL HIGHLIGHTS (unaudited)
                 (for a share outstanding throughout the period)

                                                             Class N                   Class R

                                                         For the period             For the period
                                                        October 31, 2003           October 31, 2003
                                                         (inception of              (inception of
                                                          offering) to               offering) to
                                                        December 31, 2003         December 31, 2003
PER SHARE DATA
    Net asset value,
        beginning of period                                $    10.00                 $    10.00
                                                           ----------                 ----------
    Income (loss) from investment operations:
                Net investment loss*                            (0.01)                     (0.01)
                Net realized and
                           unrealized gain (loss)                0.28                       0.28
                                                           ----------                 ----------
    Total from investment operations                             0.27                       0.27
                                                           ----------                 ----------

    Less distributions to shareholders:
        Net investment income                                    0.00                       0.00
        Net realized gains                                       0.00                       0.00
                                                           ----------                 ----------
    Total distributions                                          0.00                       0.00
                                                           ----------                 ----------

    Net asset value, end of period                         $    10.27                 $    10.27
                                                           ==========                 ==========

TOTAL RETURN                                                     2.70%                      2.70%

RATIOS & SUPPLEMENTAL DATA
    Net assets, end of period                              $9,939,877                 $1,292,915
    Ratios to average net assets:
        Expenses after waivers
                and reimbursements                               0.94%                      1.19%
        Expenses before waivers
                and reimbursements                               1.96%                      2.11%
        Net investment loss after waivers
                and reimbursements                              (0.68%)                    (0.98%)

    Portfolio turnover rate #                                    79.8%                      79.8%

* Based on average daily shares outstanding.

# Annualized for periods less than a year

See accompanying notes to financial statements.

                              BRIDGEWAY FUNDS, INC.
                              SMALL-CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (unaudited)

1.     Organization:

       Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share.

       On June 25, 2003 the Bridgeway Fund Board of Directors changed the name of Bridgeway Fund, Inc. to Bridgeway Funds, Inc. to more accurately describe the group of funds in the series. The Board also approved calling each "Portfolio" in the series a "Fund" to bring the investment companies' names in line with industry practice. Two funds were renamed:
       Ultra-Large 35 Index became Blue Chip 35 Index Fund to increase investors' understanding of the type of companies in which the fund invests and Ultra-Small Company Tax Advantage became Ultra-Small Company Market to simplify its name and to clarify that it may be appropriate for nontaxable accounts.

       Bridgeway is organized as a series fund and, as of December 31, 2003, has eleven funds: Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Small-Cap Growth, Small-Cap Value, Large-Cap Growth and Large-Cap Value Funds.

       On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On January 7, 2002, the Micro-Cap Limited Fund closed to all investors. On August 15, 2003, the Ultra-Small Company Market Fund closed to new investors. The initial public offering of the Large-Cap Growth Fund, the Large-Cap Value Fund, the Small-Cap Growth Fund and the Small-Cap Value Fund was October 31, 2003.

       Bridgeway Capital Management, Inc. (the "Adviser") is the adviser.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed in the preparation of financial statements of the Small-Cap Growth Fund (the "Fund").

       Securities, Futures and other Investments Valuation

       Securities and futures are valued at the closing price traded on a principal U.S. securities exchange and on NASDAQ. Short-term investments (i.e. T-bills) are valued each day based on the straight-line amortization of the difference between settlement day price and par value until maturity. Investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUNDS, INC.
                              SMALL-CAP GROWTH FUND
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

2.     Significant Accounting Policies, Continued:

       Risks and Uncertainties

       The Fund provides for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Management Contract:

       The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee, which is computed and paid monthly. It equals the total fee rate times the average daily net assets of the Fund for the month. The total fee rate, an annualized number, is comprised of two parts, the base fee rate and the performance fee rate. The base fee rate is equal to 0.60% of the value of the Fund's average daily net assets.

       The performance fee rate equals .336% times the difference in cumulative total return between the Fund and the Russell 2000 Growth Index with dividends reinvested (hereinafter "Index") over the trailing five-year period through the end of the prior quarter. The performance fee rate varies from a minimum of -0.05% to a maximum of +0.05% However, the performance fee rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

4.     Distribution and Shareholder Servicing Fees:

       The Fund acts as distributor of its shares, pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. In accordance with this plan, the Adviser pays all distribution (12b-1) fees on Class N shares. On October 22, 2003, shareholders approved an amendment to the plan to include a provision for a second class of shares, Class R, that permits shareholders to pay distribution and service (12b-1) fees up to 0.25% for the purpose of paying for maintenance fees charged by more expensive "no-transaction fee" fund marketplaces. During the period ended December 31, 2003 distribution fees of $178 were accrued to Class R shareholders.

5.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Mike Mulcahy is also a Director of both Bridgeway Funds and the Adviser. Under the Investment Company Act of 1940 definitions, they are considered to be "affiliated" and "interested." Compensation of John Montgomery is borne by the Adviser rather than the Fund. Mike Mulcahy and the other officers of the Fund are staff members of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has agreed to reimburse the Fund for any operating expenses above 0.94% on Class N shares and 1.19% on Class R shares.

                              BRIDGEWAY FUNDS, INC.
                              SMALL-CAP GROWTH FUND
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

6.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, the Fund pays a fee, computed and paid monthly based on the average month end total assets plus a fee per transaction.

7.     Purchases and Sales of Investment Securities:

       Aggregate purchases and sales of investment securities, other than cash equivalents were $11,809,516 and $795,759, respectively, for the period October 31, 2003 (inception of offering) to December 31, 2003.

8.     Federal Income Taxes:

       The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax is provided.

       Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses and tax allocations.

9.     Subsequent Event:

       On January 2, 2004 Forum Fund Services, LLC became the distributor, and the Fund Services division of Citigroup, Global Transaction Services became the transfer agent for Bridgeway Funds.

[BRIDGEWAY FUNDS LOGO]

March 10, 2004                         December 2003 Quarter - Semiannual Report

Dear Fellow Small-Cap Value Shareholder,

Our Fund had a positive return of 2.70% for the first two months since inception, compared to a 7.59% return for our primary market benchmark, the Russell 2000 Value Index, and an 8.19% return of our peer benchmark, the Lipper Small-Cap Value Index. It was a poor first two months. The table below presents our performance for this short two-month period.

Performance Summary

TRANSLATION:

The table below presents our two-month life-to-date financial results according to the formula required by the SEC.

                                       Life-to-Date
                                         10/31/03
                                       to 12/31/03(3)
                                       --------------
Small-Cap Value Fund                       2.70%
Russell 2000 Value Index(1)                7.59%
Lipper Small-Cap Value Index(2)            8.19%

       Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call 1-800-661-3550 or visiting the Fund's website at www.bridgeway.com. Returns listed in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)The Russell 2000 Value Index is an unmanaged index which consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. (2)The Lipper Small-Cap Value Index is an index of small -company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. (3)Periods less than one year are not annualized.

Two months is really too short a timeframe to comment on performance in a detailed fashion. The top ten holdings below, the detailed schedule of investments, and the financial statements attached provide some picture into the details of our Fund.

Top Ten Holdings

TRANSLATION: The following table demonstrates the diversification of our Fund across different industries and sectors of the economy within the spectrum of smaller value companies. Shareholders should be aware of the higher potential risk of smaller and value oriented companies. Diversification across industries and sectors becomes important, then, in order not to add to the risk (short-term volatility) inherent in these stocks.

As I read the table below, I see several components of risk demonstrated. First, unlike our most actively managed Funds (Bridgeway Aggressive Investors, Micro-cap and Ultra-Small Company), we avoid investing larger amounts in an individual stock. Currently, our largest position is right at 3% of net assets, and our remaining positions are well below 3% of net assets, limiting our Fund's "company specific risk," or the risk that downward movement in a single position could have a more dramatic affect on the Fund than a smaller position. Second, in just our top ten holdings, we have exposure to most of the major sectors of the U.S. economy, including consumer non-cyclicals, consumer cyclicals, communications, financials, and energy. This diversity helps to temper the underlying risk inherent in smaller value stocks. Third, is the fact that these small stocks bear higher risk of decline, both individually and in aggregate, relative to the larger "blue chip" companies we do business with day-to-day. Ultratech Inc., for example, a company that manufactures and markets semiconductor fabrication equipment, is exposed to and competes with much larger firms in the same market space.

At quarter end, consumer cyclical stocks comprised our largest sector representation at 26.6% of net assets, followed by industrials at 16.4% and financials at 13.6%. Here are the top ten holdings at the end of December:

                                                                            Percent of
Rank    Description                          Industry                       Net Assets
----    -----------                          --------                       ----------
  1     Petroleum Development Corp           Oil & Gas                         3.0%
  2     Commonwealth Industries Inc.         Mining                            2.4%
  3     Corillian Corp                       Internet                          2.0%
  4     Commercial Metals Co                 Metal Fabricate/Hardware          2.0%
  5     Ducommun Inc                         Aerospace/Defense                 1.9%
  6     Knight Trading Group Inc.            Diversified Financial Services    1.9%
  7     Group 1 Automotive Inc               Retail                            1.9%
  8     Boston Communications Group          Telecommunications                1.9%
  9     Ultratech Inc.                       Semiconductors                    1.8%
 10     Consolidated Graphics Inc            Commercial Services               1.8%
                                                                              ----
        Total                                                                 20.7%

Feedback from a Shareholder

As you know, we solicit feedback at the end of each shareholder letter. We want to know what our shareholders are thinking or experiencing and their ideas on how we can improve. Recently a shareholder wrote to express appreciation for our historical risk-adjusted returns, frugality, open communications, and integrity. He also offered two suggestions for shareholder letters.

The first was to provide some insight into how we perceived the stock market climate during the quarter or semi-annual period. The second was to explain the application of our strategy with respect to that market environment. I have to admit that insight on the market climate is generally lacking in these letters and that exploitative macro-market strategy is altogether missing. I spend very little time thinking about the direction of the market or the economy. One of the strengths of our quantitative stock picking process is continuing to apply our investment process uniformly in all market environments. Thus, I might have insights on the market retroactively, but prospectively, I'm just trying to pick one good stock at a time by following our models.

I occasionally provide some statistical comments when they are dramatic or when they help explain our performance. They are always in the light of "Monday morning quarterbacking;" they are rarely prospective in tone.

Changes At Bridgeway

TRANSLATION: We consider good shareholder service both essential and delightful. Your Bridgeway Funds staff continually looks for ways to improve service quality, while "putting the squeeze" on costs. Outsourcing the account maintenance (transfer agent) function has provided more choices for shareholders investing directly with Bridgeway and has rendered more Bridgeway staff resources available to all callers with questions about our Funds.

Calendar year 2003 was a challenging one for our industry. For our fund family and shareholders, it was also a challenging year - more and less. We started the year with more people on staff but less help with fund performance from a sluggish market. When the market slowly turned the corner, more investments flowed rapidly into the funds resulting in more closed funds, and giving investors less to choose from. Finally, in November four new Bridgeway funds opened, creating more Bridgeway products. Through all fluctuations, we remain dedicated to your best interests. In that spirit we have made changes to our operations - both to better serve you and to handle our growth. One change was in the transfer agency, which is the area of mutual fund companies that manages accounts and transactions, answers your questions about share ownership, and sends out confirmation statements and tax forms.

The Fund Services division of Citigroup, Global Transaction Services, (previously known as Forum Financial Group), serves as our transfer agent. Our association with Citigroup has expanded our level of service for all shareholders. Shareholders investing directly with Bridgeway now have a wider range of choices, such as account access via the Internet. Bridgeway's web site now enables direct shareholders to view their accounts and even trade on-line. We are very pleased with the response so far.

When you call us at 800-661-3550, direct shareholders may be connected to Citigroup to manage their accounts or to order a transaction by selecting 3. For questions concerning Bridgeway Funds' investing style, philosophy or methods, option 4 will connect you to our Bridgeway staff. Whether you hold your shares directly with Bridgeway or through a "fund marketplace" or brokerage firm, we encourage you to use as much Internet technology as you feel comfortable with to help keep the costs of your fund lower.

How Does He Invest His Money?

TRANSLATION: Some people say I have a steel stomach in a market downturn. Thus, my target allocation for my own investments is more aggressive than is appropriate for most people. However, I have trimmed back some on my very high exposure to very small companies.

Our phone representatives tell me that you're interested in knowing how I invest my own money. I personally have a high pain threshold in a market downturn. However, your individual situation won't be the same as mine, so I don't propose that you copy what I'm doing. (Perhaps I should say, "Don't try this at home," or "Don't try this at home unless you're in it for the long haul, have a steel stomach, and have carefully read the prospectus and are willing to accept above average market risk.") This information is by way of disclosing, not modeling.

I use Bridgeway-managed portfolios for 100% of my stock market investing needs. (No portfolio manager at Bridgeway is permitted to buy shares of stocks directly; we "eat our own cooking.") I have a very high threshold for short-term volatility. Also, I generally favor short-term and inflation-protected bond funds of other fund companies for money I might need in the short-term and can't afford to see decline significantly. The following new allocation reflects my significant trimming of ultra-small fund targets, since they have appreciated so tremendously in the last few years. To clarify, the following table shows my allocation of how I target use of our funds in investing my own money. It does not show how I manage money within each fund. Here's my target allocation:

                      TARGET ASSET ALLOCATION (% OF TOTAL)

                                    Less than                   Mid-term    Long-term    Long-term
                                     One-year    Short-term    Aggressive  Aggressive   Aggressive
Bridgeway-managed Fund               Taxable       Taxable      Taxable      Taxable   Tax-Deferred
----------------------               -------       -------      -------      -------   ------------
Ultra-Small Company                                    5           20           23           23
Micro-Cap Limited                                      5           18           19           19
Aggressive Investors 1                                             16           32           21
Aggressive Investors 2                                 5           16           11           22
Calvert Large-Cap Growth                                            6            5            5
Balanced                                              25           24           10           10
Inflation-Protected Treasuries          30            30
Short-term bonds                        40            30
Cash                                    30
                                       ---           ---          ---          ---          ---
Total                                  100           100          100          100          100

I am currently slightly favoring Aggressive Investors 2 over Aggressive Investors 1 in my tax-deferred IRA account (only). This is likely only for the period that Aggressive Investors 2 has significantly less money under management and may therefore be the more "nimble" fund. Keep in mind that my target asset allocation discussed herein is for the period ended December 31, 2003. While my target asset allocation is fairly static (I believe it has changed twice in ten years), it could change in the future without notice. If/when that happens, I commit to updating shareholders either in their next letter or on our website.

Update on the Fund Industry Scandals

In the next shareholder letter I am planning to write an update on industry developments since my last report. There have been new revelations of impropriety, much criticism, speculation about who should have known what and an avalanche of proposed new regulations. In the midst of all this, like many others, I have asked myself what changes should take place to protect shareholder interests industry-wide. Our industry probably needs to pay more attention to compliance and new regulations to shore up some loopholes. Indeed, Bridgeway has budgeted more than twice the resources for compliance in 2004 than in 2003, partly in recognition of our growth and partly to stay on top of the new requirements. Nevertheless, I believe compliance, regulations, and even enforcement are a small part of the answer to protecting shareholders' interests, no amount of which will adequately protect shareholders if the men and women who serve the investing public do not apply principals of fairness and fiduciary duty. I believe the vast majority of these problems would vanish if leaders at all "levels" of fund companies would continually test their actions by asking one of our guiding principals, "What is in the best long-term interest of current shareholders?" We don't and won't always get it right, but we are very intentional in seeking to do so.

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or portfolio applies only as of the quarter end December 31, 2003; security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance. This report must be preceded or accompanied by a current Bridgeway Funds prospectus. Forum Fund Services, LLC, distributor. (03/04).

Conclusion

As always, we appreciate your feedback. We've gotten quite a bit of positive feedback from shareholders recently, both about our performance and some of our policies in light of recent industry scandals. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming -- we continually look for ways to improve our service.

Sincerely,

/s/ John Montgomery
John Montgomery

                              BRIDGEWAY FUNDS, INC.
                              SMALL-CAP VALUE FUND
                       SCHEDULE OF INVESTMENTS (unaudited)
                     Showing percentage of total net assets
                                December 31, 2003

Industry Company                                       Shares    Value
----------------                                       ------   --------
Common Stock - 98.47%
    Advertising - 1.09%
              Ventiv Health Inc*                       10,900   $ 99,735

    Aerospace/Defense - 1.90%
              Ducommun Inc*                             7,800    174,330

    Airlines - 4.02%
              AMR Corp*                                 8,900    115,255
              America West Holdings Corp*               9,900    122,760
              JetBlue Airways Corp*                        75      1,989
              Northwest Airlines Corp*                 10,200    128,724
                                                                --------
                                                                 368,728

    Apparel - 0.03%
              Reebok International                         80      3,146

    Auto Parts & Equipments - 0.04%
              American Axle and Manufacturing*             80      3,234

    Banks - 4.58%
              Community Bank System Inc                 2,400    117,600
              First Republic Bank                       3,100    110,980
              Fremont General Corp                      4,500     76,095
              Irwin Financial Corp                      3,700    116,180
                                                                --------
                                                                 420,855

    Beverages - 0.93%
              Constellation Brands Inc *                2,600     85,618

    Biotechnology - 1.69%
              Embrex Inc*                              11,300    155,262

    Building Materials - 2.46%
              Universal Forest Products Inc             4,402    141,656
              York International Corp                   2,300     84,640
                                                                --------
                                                                 226,296

    Chemicals -   0.03%
              Hercules Inc*                               230      2,806

    Coal - 0.04%
              Peabody Energy Corp                          90      3,754

    Commercial Services - 1.86%
              Cendant Corp*                               140      3,118
              Consolidated Graphics Inc*                5,300    167,374
              Kroll Inc*                                   28        728
                                                                --------
                                                                 171,220

    Computers - 3.18%
              Intervoice-Brite Inc*                    10,800    128,196
              Komag Inc*                               11,000    160,930
              Sandisk Corp*                                50      3,057
                                                                --------
                                                                 292,183

    Distribution/Wholesale - 1.78%
              Advanced Marketing Services              13,700    156,180
              Aviall Inc*                                 160      2,482
              Brightpoint Inc*                            284      4,890
                                                                --------
                                                                 163,552

    Diversified Financial Services - 4.85%
              CompuCredit Corp*                         6,700    142,576
              E*TRADE Group Inc*                          540      6,831
              Knight Trading Group Inc*                11,900    174,216
              New Century Financial Corp                  120      4,760
              Raymond James Financial Inc               3,100    116,870
                                                                --------
                                                                 445,253

    Electric - 3.58%
              Alliant Energy Corp                       3,200     79,680
              Avista Corp                               1,900     34,428
              Texas Genco Holdings Inc                  3,800    123,500
              Westar Energy Inc                         4,500     91,125
                                                                --------
                                                                 328,733

    Electrical Components & Equipment - 0.90%
              General Cable Corp*                         290      2,364
              TII Network Technologies Inc*            38,000     80,560
                                                                --------
                                                                  82,924

    Electronics - 3.54%
              Avnet Inc*                                1,600     34,656
              Badger Meter Inc                          4,100    156,415
              Benchmark Electronics Inc*                  105      3,655
              SMTEK International Inc*                  2,100     15,584
              TTM Technologies Inc*                     6,800    114,784
                                                                --------
                                                                 325,094

    Food - 0.02%
              Fresh Del Monte Produce Inc                  80      1,906

    Gas - 0.89%
              Energen Corp                              2,000     82,060

    Healthcare - Products - 1.68%
              Hanger Orthopedic Group Inc*              9,700    151,029
              West Pharmaceutical Services Inc             90      3,051
                                                                --------
                                                                 154,080

    Healthcare - Services - 5.35%
              America Service Group Inc*                4,700    145,272
              Humana Inc*                               4,060     92,771
              Kindred Healthcare Inc*                   3,000    155,940
              Pacificare Health Systems*                1,400     94,640
              Pediatrix Medical Group Inc*                 50      2,754
                                                                --------
                                                                 491,377

    Home Builders - 6.89%
              Fleetwood Enterprises Inc*                9,000     92,340
              Hovnanian Enterprises Inc - Class A*        410     35,695
              Kaufman & Broad                           1,640    118,933
              MDC Holdings Inc                          1,000     64,500
              M/I Schottenstein Homes Inc                  34      1,328
              NVR Inc*                                      7      3,262
              Ryland Group Inc                          1,240    109,914
              Standard-Pacific Corp                     2,700    131,085
              Toll Brothers Inc*                        1,900     75,544
                                                                --------
                                                                 632,601

    Home Furnishings - 0.05%
              Fedders Corp - Class C                      670      4,824

    Household Products/Wares - 0.04%
              Helen of Troy Corp Ltd*                     140      3,241

                              BRIDGEWAY FUNDS, INC.
                              SMALL-CAP VALUE FUND
                       SCHEDULE OF INVESTMENTS (unaudited)
                     Showing percentage of total net assets
                                December 31, 2003

    Insurance - 2.18%
     Allmerica Financial Corp*                               110    $    3,385
     Reinsurance Group of America                          2,400        92,760
     United Fire & Casualty Co                             2,500       100,900
     WR Berkley Corp                                          80         2,796
                                                                    ----------
                                                                       199,841

    Internet - 6.57%
     Corillian Corp*                                      28,900       182,359
     Netegrity Inc*                                       10,900       112,379
     Safeguard Scientifics Inc*                           25,200       101,808
     Sapient Corp*                                        22,300       124,880
     Answerthink Inc*                                     14,750        81,863
                                                                    ----------
                                                                       603,289

    Iron/Steel - 1.81%
     Reliance Steel and Aluminum Co                        5,000       166,050

    Machinery - Diversified - 2.95%
     Briggs & Stratton                                     1,700       114,580
     UNOVA Inc*                                            6,800       156,060
                                                                    ----------
                                                                       270,640

    Media - 0.38%
     Thomas Nelson Inc                                     1,800        34,794

    Metal Fabricate/Hardware - 1.99%
     Commercial Metals Co                                  6,000       182,400

    Mining - 2.34%
     Commonwealth Industries Inc                          21,400       214,856

    Oil & Gas - 2.92%
     Petroleum Development Corp*                          11,300       267,810

    Packaging & Containers - 1.25%
     Silgan Holdings*                                      2,700       114,993

    Retail - 13.35%
     7-Eleven Inc*                                         5,600        89,880
     AnnTaylor Stores Corp*                                1,380        53,820
     Barnes & Noble Inc*                                   2,400        78,840
     The Bombay Company Inc*                                 600         4,884
     Factory Card and Party Outlet*                        5,700       109,725
     Foot Locker Inc                                       4,600       107,870
     Group 1 Automotive Inc*                               4,800       173,712
     MarineMax Inc*                                        8,400       163,212

     Men's Wearhouse Inc*                                  3,200        80,032
     The Pantry Inc*                                       6,900       156,630
     Stein Mart Inc*                                      13,100       107,944
     TBC Corp*                                               130         3,355
     Trans World Entertainment Corp*                      12,900        91,848
     West Marine Inc*                                        150         4,171
                                                                    ----------
                                                                     1,225,923

    Savings & Loans - 1.80%
     Berkshire Hills Bancorp Inc                           4,500       162,900
     Flagstar Bancorp Inc                                    124         2,656
                                                                    ----------
                                                                       165,556

    Semiconductors - 3.59%
     PLX Technology Inc*                                   8,100        71,685
     PMC - Sierra Inc*                                     4,500        90,675
     Ultratech Stepper Inc*                                5,700       167,409
                                                                    ----------
                                                                       329,769

    Software - 0.06%
     Avid Technology Inc*                                     60         2,880
     Renaissance Learning Inc*                               110         2,649
                                                                    ----------
                                                                         5,529

    Telecommunications - 4.67%
     Andrew Corp*                                            230         2,647
     Boston Communications Group*                         18,500       171,865
     Comtech Telecommunications*                             207         5,976
     Foundry Networks Inc*                                   140         3,830
     Primus Telecommunications Group*                     11,500       117,070
     Sycamore Networks Inc*                               23,900       125,236
     Talk America Holdings Inc*                              226         2,603
                                                                    ----------
                                                                       429,227

    Transportation - 1.19%
     OMI Corp*                                            12,270       109,571
                                                                    ==========
    Total Common Stock (Identified Cost $8,790,805)                 $9,043,060
                                                                    ==========

    Total Investments - 98.47% ($8,790,805)                         $9,043,060

    Other Assets and Liabilities, net - 1.53%                          140,393
                                                                    ==========

     Total Net Assets - 100.0%                                      $9,183,453
                                                                    ==========

* Non-income producing security as no dividends were paid during the period from November 1, 2003 to December 31, 2003.

See accompanying notes to financial statements.

                  BRIDGEWAY FUNDS, INC. - SMALL-CAP VALUE FUND
                 STATEMENT OF ASSETS AND LIABILITIES (unaudited)
                             As of December 31, 2003

ASSETS:
   Investments at value (cost - $8,790,805)      $ 9,043,060
   Receivable for shares sold                        642,228
   Receivable for interest                               123
   Receivable for dividends                            2,769
   Due from adviser                                    4,034
                                                 -----------
      Total assets                                 9,692,214
                                                 -----------

LIABILITIES:
   Bank Overdraft                                    339,438
   Payable for shares redeemed                        50,942
   Payable for investments purchased                 108,732
   Payable for distribution fee                          140
   Accrued expenses                                    9,509
                                                 -----------
      Total liabilities                              508,761
                                                 -----------
   NET ASSETS                                    $ 9,183,453
                                                 ===========

NET ASSETS REPRESENT:
   Paid-in capital                               $ 9,004,365
   Accumulated net investment loss                    (3,122)
   Accumulated net realized loss                     (70,045)
   Net unrealized appreciation of investments        252,255
                                                 -----------
   NET ASSETS                                    $ 9,183,453
                                                 ===========

NET ASSET VALUE PER SHARE
Net assets
   Class N                                       $ 8,166,410
   Class R                                       $ 1,017,043

Shares of beneficial interest outstanding
   Class N                                           794,986
   Class R                                            99,124

Net asset value and redemption price per share
   Class N                                       $     10.27
   Class R                                       $     10.26

See accompanying notes to financial statements.

                  BRIDGEWAY FUNDS, INC. - SMALL-CAP VALUE FUND
                       STATEMENT OF OPERATIONS (unaudited)
  For the period October 31, 2003 (inception of offering) to December 31, 2003

INVESTMENT INCOME:
   Dividends                                               $   4,707
   Interest                                                      285
                                                           ---------
      Total income                                             4,992

EXPENSES:
   Management fees                                             5,090
   Accounting fees                                             8,784
   Audit fees                                                  1,125
   Custody                                                     1,200
   Insurance                                                      45
   Legal                                                          75
   Registration fees                                           1,260
   Directors' fees                                                45
   Distribution fees                                             140
   Miscellaneous                                               1,695
                                                           ---------
      Total expenses                                          19,459
   Less fees waived                                          (11,345)
                                                           ---------
      Net expenses                                             8,114
                                                           ---------

NET INVESTMENT LOSS                                           (3,122)
                                                           ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments                          (70,045)
   Net change in unrealized appreciation                     252,255
                                                           ---------
   Net realized and unrealized gain (loss)                   182,210
                                                           ---------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $ 179,088
                                                           =========

See accompanying notes to financial statements.

                  BRIDGEWAY FUNDS, INC. - SMALL-CAP VALUE FUND
                 STATEMENT OF CHANGES IN NET ASSETS (unaudited)

                                                                     For the period October
                                                                     31, 2003 (inception of
                                                                          offering) to
                                                                        December 31, 2003
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment loss                                                  $     (3,122)
     Net realized loss on investments                                          (70,045)
     Net change in unrealized appreciation                                     252,255
                                                                          ------------
         Net increase (decrease) resulting from operations                     179,088
                                                                          ------------
     Distributions to shareholders:
     From net investment income:
          Class N                                                                    0
          Class R                                                                    0
     From realized gains on investments:
          Class N                                                                    0
          Class R                                                                    0
                                                                          ------------
           Total distributions to shareholders                                       0

FUND SHARE TRANSACTIONS:
     Proceeds from sale of shares                                           10,816,183
     Reinvestment of dividends                                                       0
     Cost of shares redeemed                                                (1,811,818)
                                                                          ------------
         Net increase (decrease) from Fund share transactions                9,004,365
                                                                          ------------
         Net increase in net assets                                          9,183,453
NET ASSETS:
     Beginning of period                                                             0
                                                                          ------------
     End of period                                                        $  9,183,453
                                                                          ============

Number of Fund shares:
     Sold                                                                    1,074,376
     Issued on dividends reinvested                                                  0
     Redeemed                                                                 (180,266)
                                                                          ------------
         Net increase                                                          894,110
     Outstanding at beginning of period                                              0
                                                                          ------------
     Outstanding at end of period                                              894,110
                                                                          ============

See accompanying notes to financial statements.

                  BRIDGEWAY FUNDS, INC. - SMALL-CAP VALUE FUND
                        FINANCIAL HIGHLIGHTS (unaudited)
                 (for a share outstanding throughout the period)

                                                                          Class N                              Class R
                                                                      For the period                       For the period
                                                                     October 31, 2003                     October 31, 2003
                                                                       (inception of                       (inception of
                                                                       offering) to                         offering) to
                                                                     December 31, 2003                    December 31, 2003
PER SHARE DATA
    Net asset value,
        beginning of period                                             $    10.00                           $    10.00
                                                                        ----------                           ----------

    Income (loss) from investment operations:
                Net investment loss*                                         (0.01)                               (0.01)
                Net realized and
                           unrealized gain (loss)                             0.28                                 0.27
                                                                        ----------                           ----------
    Total from investment operations                                          0.27                                 0.26
                                                                        ----------                           ----------

    Less distributions to shareholders:
        Net investment income                                                 0.00                                 0.00
        Net realized gains                                                    0.00                                 0.00
                                                                        ----------                           ----------
    Total distributions                                                       0.00                                 0.00
                                                                        ----------                           ----------

    Net asset value, end of period                                      $    10.27                           $    10.26
                                                                        ==========                           ==========
TOTAL RETURN                                                                  2.70%                                2.60%

RATIOS & SUPPLEMENTAL DATA
    Net assets, end of period                                           $8,166,410                           $1,017,043
    Ratios to average net assets:
        Expenses after waivers
                and reimbursements                                            0.94%                                1.19%
        Expenses before waivers
                and reimbursements                                            2.26%                                2.39%
        Net investment loss after waivers
                and reimbursements                                           (0.31%)                              (0.59%)

    Portfolio turnover rate #                                                 78.0%                                78.0%

* Based on average daily shares outstanding.
# Annualized for periods less than a year

See accompanying notes to financial statements.

                              BRIDGEWAY FUNDS, INC.
                              SMALL-CAP VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (unaudited)

1.     Organization:

       Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share.

       On June 25, 2003 the Bridgeway Fund Board of Directors changed the name of Bridgeway Fund, Inc. to Bridgeway Funds, Inc. to more accurately describe the group of funds in the series. The Board also approved calling each "Portfolio" in the series a "Fund" to bring the investment companies' names in line with industry practice. Two funds were renamed:
       Ultra-Large 35 Index became Blue Chip 35 Index Fund to increase investors' understanding of the type of companies in which the fund invests and Ultra-Small Company Tax Advantage became Ultra-Small Company Market to simplify its name and to clarify that it may be appropriate for nontaxable accounts.

       Bridgeway is organized as a series fund and, as of December 31, 2003, has eleven funds: Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Small-Cap Growth, Small-Cap Value, Large-Cap Growth and Large-Cap Value Funds.

       On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On January 7, 2002, the Micro-Cap Limited Fund closed to all investors. On August 15, 2003, the Ultra-Small Company Market Fund closed to new investors. The initial public offering of the Large-Cap Growth Fund, the Large-Cap Value Fund, the Small-Cap Growth Fund and the Small-Cap Value Fund was October 31, 2003.

       Bridgeway Capital Management, Inc. (the "Adviser") is the adviser.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed in the preparation of financial statements of the Small-Cap Value Fund (the "Fund").

       Securities, Futures and other Investments Valuation

       Securities and futures are valued at the closing price traded on a principal U.S. securities exchange and on NASDAQ. Short-term investments (i.e. T-bills) are valued each day based on the straight-line amortization of the difference between settlement day price and par value until maturity. Investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUNDS, INC.
                              SMALL-CAP VALUE FUND
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

2.     Significant Accounting Policies, Continued:

       Risks and Uncertainties

       The Fund provides for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Management Contract:

       The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee, which is computed and paid monthly. It equals the total fee rate times the average daily net assets of the Fund for the month. The total fee rate, an annualized number, is comprised of two parts, the base fee rate and the performance fee rate. The base fee rate is equal to 0.60% of the value of the Fund's average daily net assets.

       The performance fee rate equals .336% times the difference in cumulative total return between the Fund and the Russell 2000 Value Index with dividends reinvested (hereinafter "Index") over the trailing five-year period through the end of the prior quarter. The performance fee rate varies from a minimum of - 0..05% to a maximum of +0.05% However, the performance fee rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

4.     Distribution and Shareholder Servicing Fees:

       The Fund acts as distributor of its shares, pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. In accordance with this plan, the Adviser pays all distribution (12b-1) fees on Class N shares. On October 22, 2003, shareholders approved an amendment to the plan to include a provision for a second class of shares, Class R, that permits shareholders to pay distribution and service (12b-1) fees up to 0.25% for the purpose of paying for maintenance fees charged by more expensive "no-transaction fee" fund marketplaces. During the period ended December 31, 2003 distribution fees of $140 were accrued to Class R shareholders.

5.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Mike Mulcahy is also a Director of both Bridgeway Funds and the Adviser. Under the Investment Company Act of 1940 definitions, they are considered to be "affiliated" and "interested." Compensation of John Montgomery is borne by the Adviser rather than the Fund. Mike Mulcahy and the other officers of the Fund are staff members of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has agreed to reimburse the Fund for any operating expenses above 0.94% on Class N shares and 1.19% on Class R shares.

                              BRIDGEWAY FUNDS, INC.
                              SMALL-CAP VALUE FUND
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

6.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, the Fund pays a fee, computed and paid monthly based on the average month end total assets plus a fee per transaction.

7.     Purchases and Sales of Investment Securities:

       Aggregate purchases and sales of investment securities, other than cash equivalents were $9,298,215 and $584,763, respectively, for the period October 31, 2003 (inception of offering) to December 31, 2003.

8.     Federal Income Taxes:

       The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax is provided.

       Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses and tax allocations.

9.     Subsequent Event:

       On January 2, 2004 Forum Fund Services, LLC became the distributor, and the Fund Services division of Citigroup, Global Transaction Services became the transfer agent for Bridgeway Funds.

[BRIDGEWAY FUNDS LOGO]

March 10, 2004                         December 2003 Quarter - Semiannual Report

Dear Fellow Large-Cap Growth Shareholder,

Our Fund had a positive return of 3.40% for the first two months since inception, compared to a 4.54% return for our primary market benchmark, the Russell 1000 Growth Index, and a 3.80% return of our peer benchmark, the Lipper Large-Cap Growth Index. It was a poor first two months. The table below presents our performance for this short two-month period.

                                       Life-to-Date
                                         10/31/03
                                       to 12/31/03(3)
                                       ------------
Large-Cap Growth Fund                      3.40%
Russell 1000 Growth Index (1)              4.54%
Lipper Large-Cap Growth Index (2)          3.80%

       Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call 1-800-661-3550 or visiting the Fund's website at www.bridgeway.com. Returns listed in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) The Russell 1000 Growth Index is an unmanaged index which consists of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. (2) The Lipper Large-Cap Growth Index is an index of large-company, growth oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index (3)Periods less than one year are not annualized.

Two months is really too short a timeframe to comment on performance in a detailed fashion. The top ten holdings below, the detailed schedule of investments, and the financial statements attached provide some picture into the details of our Fund.

Top Ten Holdings

TRANSLATION: The following table demonstrates the diversification of our Fund across different industries and sectors of the economy within the spectrum of large growth companies. Shareholders should be aware of the higher potential risk of growth-oriented companies. Diversification across industries and sectors is important, in order not to add to the risk (short-term volatility) inherent in these stocks.

As I read the table below, I see several components of risk demonstrated. First, unlike our most actively managed Funds, (Bridgeway Aggressive Investors, Micro-Cap Limited and Ultra-Small Company) we avoid investing larger amounts in an individual stock. Currently, our largest position is 3% of net assets, limiting our Fund's "company specific risk," or the risk that downward movement in a single position could have a more dramatic affect on the Fund than a smaller position. Second, in just our top ten holdings, we have exposure to most of the major sectors of the U.S. economy, including consumer non-cyclicals, consumer cyclicals, communications, basic materials, and energy. This diversity helps to temper the underlying risk inherent in larger growth stocks. Third, some growth stocks remind me of the go-go days of the market, when individual stocks could appreciate wildly or come back to earth just as fast. Amazon.com and Cisco fall in this category for me.

At quarter end, consumer cyclical stocks comprised our largest sector representation at 26% of net assets, followed by communications at 25% and technology at 18%. Here are the top ten holdings at the end of December:

                                                                            Percent of
Rank    Description                          Industry                       Net Assets
----    -----------                          --------                       ----------
  1     Best Buy Co Inc                      Retail                            3.0%
  2     Cisco Systems Inc                    Telecommunications                2.9%
  3     Nextel Communications Inc            Telecommunications                2.9%
  4     Amazon.Com Inc                       Internet                          2.9%
  5     Lowe's Cos Inc                       Retail                            2.4%
  6     Career Education Corp                Commercial Services               2.4%
  7     Ameritrade Holding Corp              Diversified Financial Services    2.4%
  8     Home Depot Inc                       Retail                            2.4%
  9     Newmont Mining Corp                  Mining                            2.4%
 10     Bristol-Myers Squibb Co              Pharmaceuticals                   2.4%
                                                                              ----
        Total                                                                 26.1%

Feedback from a Shareholder

As you know, we solicit feedback at the end of each shareholder letter. We want to know what our shareholders are thinking or experiencing and their ideas on how we can improve. Recently a shareholder wrote to express appreciation for our historical risk-adjusted returns, frugality, open communications, and integrity. He also offered two suggestions for shareholder letters.

The first was to provide some insight into how we perceived the stock market climate during the quarter or semi-annual period. The second was to explain the application of our strategy with respect to that market environment. I have to admit that insight on the market climate is generally lacking in these letters and that exploitative macro-market strategy is altogether missing. I spend very little time thinking about the direction of the market or the economy. One of the strengths of our quantitative stock picking process is continuing to apply our investment process uniformly in all market environments. Thus, I might have insights on the market retroactively, but prospectively, I'm just trying to pick one good stock at a time by following our models.

I occasionally provide some statistical comments when they are dramatic or when they help explain our performance. They are always in the light of "Monday morning quarterbacking;" they are rarely prospective in tone.

Changes At Bridgeway

TRANSLATION: We consider good shareholder service both essential and delightful. Your Bridgeway Funds staff continually looks for ways to improve service quality, while "putting the squeeze" on costs. Outsourcing the account maintenance (transfer agent) function has provided more choices for shareholders investing directly with Bridgeway and has rendered more Bridgeway staff resources available to all callers with questions about our Funds.

Calendar year 2003 was a challenging one for our industry. For our fund family and shareholders, it was also a challenging year - more and less. We started the year with more people on staff but less help with fund performance from a sluggish market. When the market slowly turned the corner, more investments flowed rapidly into the funds resulting in more closed funds, and giving investors less to choose from. Finally, in November four new Bridgeway funds opened, creating more Bridgeway products. Through all fluctuations, we remain dedicated to your best interests. In that spirit we have made changes to our operations - both to better serve you and to handle our growth. One change was in the transfer agency, which is the area of mutual fund companies that manages accounts and transactions, answers your questions about share ownership, and sends out confirmation statements and tax forms.

The Fund Services division of Citigroup Global Transaction Services, (previously known as Forum Financial Group), serves as our transfer agent. Our association with Citigroup has expanded our level of service for all shareholders. Shareholders investing directly with Bridgeway now have a wider range of choices, such as account access via the Internet. Bridgeway's web site now enables direct shareholders to view their accounts and even trade on-line. We are very pleased with the response so far.

When you call us at 800-661-3550, direct shareholders may be connected to Citigroup to manage their accounts or to order a transaction by selecting 3. For questions concerning Bridgeway Funds' investing style, philosophy or methods, option 4 will connect you to our Bridgeway staff. Whether you hold your shares directly with Bridgeway or through a "fund marketplace" or brokerage firm, we encourage you to use as much Internet technology as you feel comfortable with to help keep the costs of your fund lower.

How Does He Invest His Money?

TRANSLATION: Some people say I have a steel stomach in a market downturn. Thus, my target allocation for my own investments is more aggressive than is appropriate for most people. However, I have trimmed back some on my very high exposure to very small companies.

Our phone representatives tell me that you're interested in knowing how I invest my own money. I personally have a high pain threshold in a market downturn. However, your individual situation won't be the same as mine, so I don't propose that you copy what I'm doing. (Perhaps I should say, "Don't try this at home," or "Don't try this at home unless you're in it for the long haul, have a steel stomach, and have carefully read the prospectus and are willing to accept above average market risk.") This information is by way of disclosing, not modeling.

I use Bridgeway-managed portfolios for 100% of my stock market investing needs. (No portfolio manager at Bridgeway is permitted to buy shares of stocks directly; we "eat our own cooking.") I have a very high threshold for short-term volatility. Also, I generally favor short-term and inflation-protected bond funds of other fund companies for money I might need in the short-term and can't afford to see decline significantly. The following new allocation reflects my significant trimming of ultra-small fund targets, since they have appreciated so tremendously in the last few years. To clarify, the following table shows my allocation of how I target use of our funds in investing my own money. It does not show how I manage money within each fund. Here's my target allocation:

                      TARGET ASSET ALLOCATION (% OF TOTAL)

                                   Less than                   Mid-term    Long-term    Long-term
                                    One-year    Short-term    Aggressive  Aggressive   Aggressive
Bridgeway-managed Fund              Taxable       Taxable      Taxable      Taxable   Tax-Deferred
----------------------              -------       -------      -------      -------   ------------
Ultra-Small Company                                   5           20           23           23
Micro-Cap Limited                                     5           18           19           19
Aggressive Investors 1                                            16           32           21
Aggressive Investors 2                                5           16           11           22
Calvert Large-Cap Growth                                           6            5            5
Balanced                                             25           24           10           10
Inflation-Protected Treasuries         30            30
Short-term bonds                       40            30
Cash                                   30
                                      ---           ---          ---          ---          ---
Total                                 100           100          100          100          100

I am currently slightly favoring Aggressive Investors 2 over Aggressive Investors 1 in my tax-deferred IRA account (only). This is likely only for the period that Aggressive Investors 2 has significantly less money under management and may therefore be the more "nimble" fund. Keep in mind that my target asset allocation discussed herein is for the period ended December 31, 2003. While my target asset allocation is fairly static (I believe it has changed twice in ten years), it could change in the future without notice. If/when that happens, I commit to updating shareholders either in their next letter or on our website.

Update on the Fund Industry Scandals

In the next shareholder letter I am planning to write an update on industry developments since my last report. There have been new revelations of impropriety, much criticism, speculation about who should have known what and an avalanche of proposed new regulations. In the midst of all this, like many others, I have asked myself what changes should take place to protect shareholder interests industry-wide. Our industry probably needs to pay more attention to compliance and new regulations to shore up some loopholes. Indeed, Bridgeway has budgeted more than twice the resources for compliance in 2004 than in 2003, partly in recognition of our growth and partly to stay on top of the new requirements. Nevertheless, I believe compliance, regulations, and even enforcement are a small part of the answer to protecting shareholders' interests, no amount of which will adequately protect shareholders if the men and women who serve the investing public do not apply principals of fairness and fiduciary duty. I believe the vast majority of these problems would vanish if leaders at all "levels" of fund companies would continually test their actions by asking one of our guiding principals, "What is in the best long-term interest of current shareholders?" We don't and won't always get it right, but we are very intentional in seeking to do so.

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here (including my personal targeted fund allocation presented above) are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or Fund applies only as of the quarter end, December 31, 2003, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance. This report must be preceded or accompanied by a current Bridgeway Funds prospectus. Forum Fund Services, LLC, distributor. (03/04).

Conclusion

As always, we appreciate your feedback. We've gotten quite a bit of positive feedback from shareholders recently, both about our performance and some of our policies in light of recent industry scandals. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming -- we continually look for ways to improve our service.

Sincerely,

/s/ John Montgomery
John Montgomery

                              BRIDGEWAY FUNDS, INC.
                              LARGE-CAP GROWTH FUND
                       SCHEDULE OF INVESTMENTS (unaudited)
                     Showing percentage of total net assets
                                December 31, 2003

Industry      Company                                    Shares    Value
--------      -------                                    ------   --------
Common Stock - 102.17%
    Aerospace/Defense - 0.04%
              L-3 Communications Holdings Inc                40   $  2,054

    Apparel - 1.73%
              Coach Inc*                                  2,160     81,540

    Banks - 0.06%
              U.S. Bancorp                                  100      2,978

    Beverages - 0.13%
              Anheuser Busch Co                              40      2,107
              Coca Cola Enterprises Inc                     110      2,406
              Pepsi Bottling Group Inc                       70      1,693
                                                                  --------
                                                                     6,206

    Biotechnology - 3.64%
              Amgen Inc*                                     36      2,225
              Biogen Idec Inc*                              800     29,424
              Genentech Inc *                               800     74,856
              Millenium Pharmaceuticals Inc*              3,500     65,345
                                                                  --------
                                                                   171,850

    Chemicals - 1.03%
              Dow Chemical Co                             1,170     48,637

    Commercial Services - 2.55%
              Apollo Group Inc *                             50      3,400
              Career Education Corp *                     2,800    112,196
              First Health Group Corp*                       70      1,362
              Iron Mountain Inc*                             32      1,265
              Moody's Corp                                   40      2,422
                                                                  --------
                                                                   120,645

    Computers - 3.89%
              Dell Inc*                                      70      2,377
              Lexmark International Inc*                  1,300    102,232
              Sandisk Corp*                               1,290     78,871
                                                                  --------
                                                                   183,480

    Cosmetic/Personal Care - 1.37%
              Gillette Co                                 1,700     62,441
              Procter & Gamble Co                            24      2,397
                                                                  --------
                                                                    64,838

    Diversified Financial Service - 6.94%
              Ameritrade Holding Corp*                    8,000    112,560
              Legg Mason Inc                              1,280     98,790
              MBNA Corp                                   1,020     25,347
              T Rowe Price Group                          1,920     91,027
                                                                  --------
                                                                   327,724

    Electronics - 1.26%
              Waters Corp*                                1,800     59,688

    Entertainment - 2.13%
              International Game Technology               2,820    100,674

    Food - 0.06%
              Sysco Corp                                     70      2,606

    Healthcare - Products - 2.12%
              Boston Scientific Corp*                        60      2,206
              Patterson Dental Co*                        1,420     91,107
              Varian Medical Systems Inc*                    36      2,488
              Zimmer Holdings Inc*                           60      4,224
                                                                  --------
                                                                   100,025

    Healthcare - Services - 1.61%
              Lincare Holdings Inc*                          60      1,802
              Oxford Health Plans Inc*                       40      1,740
              Quest Diagnostics Inc                          30      2,193
              UnitedHealth Group Inc                      1,158     67,372
              WellPoint Health Networks Inc*                 30      2,910
                                                                  --------
                                                                    76,017

    Home Furnishings - 1.94%
              Harmon International Industries Inc         1,240     91,735

    Household Products/Wares -2.15%
              Fortune Brands Inc                          1,420    101,516

    Insurance - 0.05%
              Aflac Inc                                      70      2,533

    Internet - 8.96%
              Amazon.Com Inc *                            2,554    134,443
              eBay Inc *                                  1,180     76,216
              Interactive Corp*                           3,100    105,183
              Symantec Corp*                              2,960    102,564
              Yahoo! Inc*                                   110      4,969
                                                                  --------
                                                                   423,375

    Machinery - Construction/Mining - 0.06%
              Caterpillar Inc                                34      2,823

    Machinery - Diversified - 0.07%
              Deere & Co                                     50      3,253

    Media - 6.00%
              Clear Channel Communications Inc               50      2,342
              Dow Jones & Co Inc                          1,200     59,820
              Fox Entertainment Group Inc - Class A*      1,300     37,895
              Tribune Co                                     50      2,580
              Univision Communications Inc*               2,500     99,225
              Walt Disney Co                              3,500     81,655
                                                                  --------
                                                                   283,517

    Mining - 3.97%
              Freeport - McMoran Cooper & Gold Inc        1,800     75,834
              Newmont Mining Corp Holding                 2,300    111,803
                                                                  --------
                                                                   187,637
    Miscellaneous Manufacturing - 1.32%
              3M Co                                         732     62,242

    Pharmaceuticals - 3.38%
              Bristol-Myers Squibb Co                     3,900    111,540
              Forest Laboratories Inc*                       60      3,708
              Gilead Sciences Inc*                           60      3,488

                              BRIDGEWAY FUNDS, INC.
                              LARGE-CAP GROWTH FUND
                       SCHEDULE OF INVESTMENTS (unaudited)
                     Showing percentage of total net assets
                                December 31, 2003

Industry  Company                                       Shares      Value
--------  -------                                       ------   -----------
Pharmaceuticals, continued
          Mylan Laboratories Inc                        1,200    $    30,312
          Omnicare Inc                                    260         10,501
                                                                 -----------
                                                                     159,549

Pipelines - 0.05%
          Kinder Morgan Inc                                40          2,364

Retail - 19.64%
          Autozone Inc*                                 1,150         97,991
          Best Buy Co Inc                               2,730        142,615
          Dollar General Corp                           4,700         98,653
          Dollar Tree Stores Inc*                         350         10,521
          Home Depot Inc                                3,160        112,148
          Lowe's Companies Inc                          2,040        112,996
          McDonald's Corp                               4,340        107,762
          Nordstrom Inc                                 2,470         84,721
          Petsmart Inc                                  4,050         96,390
          Ross Stores Inc                                 100          2,643
          Staples Inc*                                  2,160         58,968
          Williams-Sonoma Inc*                             60          2,086
                                                                 -----------
                                                                     927,494

Savings and Loans - 2.10%
          New York Community Bancorp Inc                2,606         99,158

Semiconductors - 6.53%
          Intel Corp                                    3,390        109,158
          National Semiconductor Corp*                  2,450         96,555
          QLogic Corp*                                     60          3,096
          Texas Instruments Inc                         3,390         99,598
                                                                 -----------
                                                                     308,407

Software - 7.55%
          BMC Software Inc*                             1,136         21,186
          Electronic Arts Inc*                          2,208        105,498
          Microsoft Corp                                1,500         41,310
          Total System Services Inc                     2,850         88,721
          Veritas Software Corp*                        2,690         99,960
                                                                 -----------
                                                                     356,675

Telecommunications -9.80%
          Avaya Inc*                                    8,200        106,108
          Cisco Systems Inc*                            5,700        138,453
          Motorola Inc                                  5,600         78,792
          Nextel Communications Inc*                    4,880        136,933
          Qualcomm Inc                                     50          2,697
                                                                 -----------
                                                                     462,983

Toys/Games/Hobbies - 0.04%
          Mattell Inc                                     100          1,927
                                                                 -----------

Total Common Stock (Identified Cost $4,690,159)                  $ 4,826,150
                                                                 -----------

Total Investments - 102.17% ($4,690,159)                         $ 4,826,150

Other Assets and Liabilities, net - (2.17)%                         (102,584)
                                                                 -----------

Total Net Assets - 100.0%                                        $ 4,723,566
                                                                 ===========

* Non-income producing security as no dividends were paid during the period from November 1, 2003 to December 31, 2003.

See accompanying notes to financial statements.

                  BRIDGEWAY FUNDS, INC. - LARGE-CAP GROWTH FUND
                 STATEMENT OF ASSETS AND LIABILITIES (unaudited)
                             As of December 31, 2003

ASSETS:
           Investments at value (cost - $4,690,159)     $4,826,150
           Receivable for shares sold                      123,023
           Receivable for interest                              32
           Receivable for dividends                          3,262
           Due from adviser                                  6,332
                                                        ----------
              Total assets                               4,958,799
                                                        ----------

LIABILITIES:
           Bank Overdraft                                  223,463
           Payable for shares redeemed                       2,948
           Payable for distribution fee                         64
           Accrued expenses                                  8,758
                                                        ----------
              Total liabilities                            235,233
                                                        ----------
           NET ASSETS                                   $4,723,566
                                                        ==========

NET ASSETS REPRESENT:
           Paid-in capital                              $4,585,694
           Accumulated net investment income                   370
           Accumulated net realized gain                     1,511
           Net unrealized appreciation of investments      135,991
                                                        ----------
           NET ASSETS                                   $4,723,566
                                                        ==========

NET ASSET VALUE PER SHARE
Net assets
           Class N                                      $4,144,425
           Class R                                      $  579,141

Shares of beneficial interest outstanding                  400,726
           Class N                                          55,995
           Class R

Net asset value and redemption price per share
           Class N                                      $    10.34
           Class R                                      $    10.34

See accompanying notes to financial statements.

                  BRIDGEWAY FUNDS, INC. - LARGE-CAP GROWTH FUND
                       STATEMENT OF OPERATIONS (unaudited)
  For the period October 31, 2003 (inception of offering) to December 31, 2003

INVESTMENT INCOME:
       Dividends                                           $   4,490
       Interest                                                  124
                                                           ---------
          Total income                                         4,614

EXPENSES:
       Management fees                                         2,488
       Accounting fees                                         8,784
       Audit fees                                              1,125
       Custody                                                 1,200
       Insurance                                                  45
       Legal                                                      75
       Registration fees                                       1,260
       Directors' fees                                            45
       Distribution fees                                          64
       Miscellaneous                                           1,047
                                                           ---------
          Total expenses                                      16,133
       Less fees waived                                      (11,889)
                                                           ---------
          Net expenses                                         4,244
                                                           ---------

NET INVESTMENT INCOME                                            370
                                                           ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
       Net realized gain on investments                        1,511
       Net change in unrealized appreciation                 135,991
                                                           ---------
       Net realized and unrealized gain (loss)               137,502
                                                           ---------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $ 137,872
                                                           =========

See accompanying notes to financial statements.

                  BRIDGEWAY FUNDS, INC. - LARGE-CAP GROWTH FUND
                 STATEMENT OF CHANGES IN NET ASSETS (unaudited)

                                                                   For the period October
                                                                   31, 2003 (inception of
                                                                        offering) to
                                                                      December 31, 2003
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income                                               $       370
     Net realized gain on investments                                          1,511
     Net change in unrealized appreciation                                   135,991
                                                                         -----------
         Net increase (decrease) resulting from operations                   137,872
                                                                         -----------
     Distributions to shareholders:
     From net investment income:
         Class N                                                                   0
         Class R                                                                   0
     From realized gains on investments:
         Class N                                                                   0
         Class R                                                                   0
                                                                         -----------
         Total distributions to shareholders                                       0

FUND SHARE TRANSACTIONS:
     Proceeds from sale of shares                                          5,404,826
     Reinvestment of dividends                                                     0
     Cost of shares redeemed                                                (819,132)
                                                                         -----------
         Net increase (decrease) from Fund share transactions              4,585,694
                                                                         -----------
         Net increase in net assets                                        4,723,566

NET ASSETS:
     Beginning of period                                                           0
                                                                         -----------
     End of period                                                       $ 4,723,566
                                                                         ===========

Number of Fund shares:
     Sold                                                                    537,802
     Issued on dividends reinvested                                                0
     Redeemed                                                                (81,081)
                                                                         -----------
         Net increase                                                        456,721
     Outstanding at beginning of period                                            0
                                                                         -----------
     Outstanding at end of period                                            456,721
                                                                         ===========

See accompanying notes to financial statements.

                  BRIDGEWAY FUNDS, INC. - LARGE-CAP GROWTH FUND
                        FINANCIAL HIGHLIGHTS (unaudited)
                 (for a share outstanding throughout the period)

                                                         Class N          Class R

                                                     For the period    For the period
                                                    October 31, 2003  October 31, 2003
                                                     (inception of     (inception of
                                                     offering) to       offering) to
                                                   December 31, 2003  December 31, 2003
PER SHARE DATA
    Net asset value,
        beginning of period                           $      10.00       $    10.00
                                                      ------------       ----------
    Income (loss) from investment operations:

                Net investment income*                        0.00(1)          0.00
                Net realized and
                             unrealized gain (loss)           0.34             0.34
                                                      ------------       ----------
    Total from investment operations                          0.34             0.34
                                                      ------------       ----------

    Less distributions to shareholders:
        Net investment income                                 0.00             0.00
        Net realized gains                                    0.00             0.00
                                                      ------------       ----------
    Total distributions                                       0.00             0.00
                                                      ------------       ----------

    Net asset value, end of period                    $      10.34       $    10.34
                                                      ============       ==========

TOTAL RETURN                                                  3.40%            3.40%

RATIOS & SUPPLEMENTAL DATA
    Net assets, end of period                         $  4,144,425       $  579,141
    Ratios to average net assets:
        Expenses after waivers
                and reimbursements                            0.84%            1.09%
        Expenses before waivers
                and reimbursements                            3.18%            3.57%
        Net investment income after waivers
                and reimbursements                            0.08%            0.09%

    Portfolio turnover rate #                                100.8%           100.8%

* Based on average daily shares outstanding.

# Annualized for periods less than a year

(1) Less than $0.005 per share.

See accompanying notes to financial statements.

                              BRIDGEWAY FUNDS, INC.
                              LARGE-CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (unaudited)

1.     Organization:

       Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share.

       On June 25, 2003 the Bridgeway Fund Board of Directors changed the name of Bridgeway Fund, Inc. to Bridgeway Funds, Inc. to more accurately describe the group of funds in the series. The Board also approved calling each "Portfolio" in the series a "Fund" to bring the investment companies' names in line with industry practice. Two funds were renamed:
       Ultra-Large 35 Index became Blue Chip 35 Index Fund to increase investors' understanding of the type of companies in which the fund invests and Ultra-Small Company Tax Advantage became Ultra-Small Company Market to simplify its name and to clarify that it may be appropriate for nontaxable accounts.

       Bridgeway is organized as a series fund and, as of December 31, 2003, has eleven funds: Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Small-Cap Growth, Small-Cap Value, Large-Cap Growth and Large-Cap Value Funds.

       On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On January 7, 2002, the Micro-Cap Limited Fund closed to all investors. On August 15, 2003, the Ultra-Small Company Market Fund closed to new investors. The initial public offering of the Large-Cap Growth Fund, the Large-Cap Value Fund, the Small-Cap Growth Fund and the Small-Cap Value Fund was October 31, 2003.

       Bridgeway Capital Management, Inc. (the "Adviser") is the adviser.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed in the preparation of financial statements of the Large-Cap Growth Fund (the "Fund").

       Securities, Futures and other Investments Valuation

       Securities and futures are valued at the closing price traded on a principal U.S. securities exchange and on NASDAQ. Short-term investments (i.e. T-bills) are valued each day based on the straight-line amortization of the difference between settlement day price and par value until maturity. Investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUNDS, INC.
                              LARGE-CAP GROWTH FUND
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

2.     Significant Accounting Policies, Continued:

       Risks and Uncertainties

       The Fund provides for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Management Contract:

       The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee, which is computed and paid monthly. It equals the total fee rate times the average daily net assets of the Fund for the month. The total fee rate, an annualized number, is comprised of two parts, the base fee rate and the performance fee rate. The base fee rate is equal to 0.50% of the value of the Fund's average daily net assets.

       The performance fee rate equals .336% times the difference in cumulative total return between the Fund and the Russell 1000 Growth Index with dividends reinvested (hereinafter "Index") over the trailing five-year period through the end of the prior quarter. The performance fee rate varies from a minimum of -0..05% to a maximum of +0.05% However, the performance fee rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

4.     Distribution and Shareholder Servicing Fees:

       The Fund acts as distributor of its shares, pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. In accordance with this plan, the Adviser pays all distribution (12b-1) fees on Class N shares. On October 22, 2003, shareholders approved an amendment to the plan to include a provision for a second class of shares, Class R, that permits shareholders to pay distribution and service (12b-1) fees up to 0.25% for the purpose of paying for maintenance fees charged by more expensive "no-transaction fee" fund marketplaces. During the period ended December 31, 2003 distribution fees of $64 were accrued to Class R shareholders.

5.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Mike Mulcahy is also a Director of both Bridgeway Funds and the Adviser. Under the Investment Company Act of 1940 definitions, they are considered to be "affiliated" and "interested." Compensation of John Montgomery is borne by the Adviser rather than the Fund. Mike Mulcahy and the other officers of the Fund are staff members of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has agreed to reimburse the Fund for any operating expenses above 0.84% on Class N shares and 1.09% on Class R shares.

                              BRIDGEWAY FUNDS, INC.
                              LARGE-CAP GROWTH FUND
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

6.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, the Fund pays a fee, computed and paid monthly based on the average month end total assets plus a fee per transaction.

7.     Purchases and Sales of Investment Securities:

       Aggregate purchases and sales of investment securities, other than cash equivalents were $5,031,454 and $474,138, respectively, for the period October 31, 2003 (inception of offering) to December 31, 2003.

8.     Federal Income Taxes:

       The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax is provided.

       Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses and tax allocations.

9.     Subsequent Event:

       On January 2, 2004 Forum Fund Services, LLC became the distributor, and the Fund Services division of Citigroup, Global Transaction Services became the transfer agent for Bridgeway Funds.

[BRIDGEWAY FUNDS LOGO]

March 10, 2004                         December 2003 Quarter - Semiannual Report

Dear Fellow Large-Cap Value Shareholder,

Our Fund had a positive return of 7.40% for the first two months since inception, compared to a 7.60% return for our primary market benchmark, the Russell 1000 Value Index, and a 7.44% return of our peer benchmark, the Lipper Large-Cap Value Index. It was a mildly poor first two months. The table below presents our performance for this short two-month period.

                                       Life-to-Date
                                         10/31/03
                                       to 12/31/03(4)
                                       ------------
Large-Cap Value Fund                      7.40%
Russell 1000 Value Index(2)               7.60%
Lipper Large-Cap Value Index(3)           7.44%

       Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call 1-800-661-3550 or visiting the Fund's website at www.bridgeway.com. Returns listed in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) The Russell 1000 Value Index is an unmanaged index which consists of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. (2) The Lipper Large-Cap Value Index is an index of large-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. (3)Periods less than one year are not annualized.

Two months is really too short a timeframe to comment on performance in a detailed fashion. The top ten holdings below, the detailed schedule of investments, and the financial statements attached provide some picture into the details of our Fund.

Top Ten Holdings

TRANSLATION: The following table demonstrates the diversification of our Fund across different industries and sectors of the economy within the spectrum of larger, value-oriented companies.

As I read the table below, I see several components of our risk management demonstrated. First, unlike our most actively managed Funds (Bridgeway Aggressive Investors, Micro-cap and Ultra-Small Company), we avoid investing larger amounts in an individual stock. Currently, our largest position is less than 3% of net assets, limiting our Fund's "company specific risk," or the risk that downward movement in a single position could have a more dramatic affect on the Fund than a smaller position. Second, in just our top ten holdings, we have exposure to most of the major (and mostly less volatile) sectors of the U.S. economy, including consumer non-cyclicals, consumer cyclicals, communications, basic materials, and energy. Third, I recognize these as large, mostly "blue chip" and more stable companies. Notably absent are "poster child" stocks from "dot-com" era.

At quarter end, financial stocks comprised our largest sector representation at 31% of net assets, followed by consumer cyclicals at 21% and communications at 10%. Here are the top ten holdings at the end of December:

Here are the top ten holdings at the end of December:

                                                                             Percent of
Rank    Description                          Industry                        Net Assets
----    -----------                          --------                        ----------
  1     Citigroup Inc                        Diversified Financial Services     2.9%
  2     Ford Motor Co                        Auto Manufacturers                 2.9%
  3     Morgan Stanley                       Diversified Financial Services     2.9%
  4     ChevronTexaco Corp                   Oil & Gas                          2.9%
  5     Duke Energy Corp                     Electric                           2.9%
  6     Agilent Technologies Inc             Electronics                        2.4%
  7     AT&T Corp                            Telecommunications                 2.3%
  8     Goldman Sachs Group Inc              Diversified Financial Services     2.3%
  9     Eastman Kodak Co                     Miscellaneous Manufacturers        2.3%
 10     Corning Inc                          Telecommunications                 2.3%
                                                                               ----
        Total                                                                  26.1%

Feedback from a Shareholder

As you know, we solicit feedback at the end of each shareholder letter. We want to know what our shareholders are thinking or experiencing and their ideas on how we can improve. Recently a shareholder wrote to express appreciation for our historical risk-adjusted returns, frugality, open communications, and integrity. He also offered two suggestions for shareholder letters.

The first was to provide some insight into how we perceived the stock market climate during the quarter or semi-annual period. The second was to explain the application of our strategy with respect to that market environment. I have to admit that insight on the market climate is generally lacking in these letters and that exploitative macro-market strategy is altogether missing. I spend very little time thinking about the direction of the market or the economy. One of the strengths of our quantitative stock picking process is continuing to apply our investment process uniformly in all market environments. Thus, I might have insights on the market retroactively, but prospectively, I'm just trying to pick one good stock at a time by following our models.

I occasionally provide some statistical comments when they are dramatic or when they help explain our performance. They are always in the light of "Monday morning quarterbacking;" they are rarely prospective in tone.

Changes At Bridgeway

TRANSLATION: We consider good shareholder service both essential and delightful. Your Bridgeway Funds staff continually looks for ways to improve service quality, while "putting the squeeze" on costs. Outsourcing the account maintenance (transfer agent) function has provided more choices for shareholders investing directly with Bridgeway and has rendered more Bridgeway staff resources available to all callers with questions about our Funds.

Calendar year 2003 was a challenging one for our industry. For our fund family and shareholders, it was also a challenging year - more and less. We started the year with more people on staff but less help with fund performance from a sluggish market. When the market slowly turned the corner, more investments flowed rapidly into the funds resulting in more closed funds, and giving investors less to choose from. Finally, in November four new Bridgeway funds opened, creating more Bridgeway products. Through all fluctuations, we remain dedicated to your best interests. In that spirit we have made changes to our operations - both to better serve you and to handle our growth. One change was in the transfer agency, which is the area of mutual fund companies that manages accounts and transactions, answers your questions about share ownership, and sends out confirmation statements and tax forms.

The Fund Services division of Citigroup Global Transaction Services, (previously known as Forum Financial Group), serves as our transfer agent. Our association with Citigroup has expanded our level of service for all shareholders. Shareholders investing directly with Bridgeway now have a wider range of choices, such as account access via the Internet. Bridgeway's web site now enables direct shareholders to view their accounts and even trade on-line. We are very pleased with the response so far.

When you call us at 800-661-3550, direct shareholders may be connected to Citigroup to manage their accounts or to order a transaction by selecting 3. For questions concerning Bridgeway Funds' investing style, philosophy or methods, option 4 will connect you to our Bridgeway staff. Whether you hold your shares directly with Bridgeway or through a "fund marketplace" or brokerage firm, we encourage you to use as much Internet technology as you feel comfortable with to help keep the costs of your fund lower.

How Does He Invest His Money?

TRANSLATION: Some people say I have a steel stomach in a market downturn. Thus, my target allocation for my own investments is more aggressive than is appropriate for most people. However, I have trimmed back some on my very high exposure to very small companies.

Our phone representatives tell me that you're interested in knowing how I invest my own money. I personally have a high pain threshold in a market downturn. However, your individual situation won't be the same as mine, so I don't propose that you copy what I'm doing. (Perhaps I should say, "Don't try this at home," or "Don't try this at home unless you're in it for the long haul, have a steel stomach, and have carefully read the prospectus and are willing to accept above average market risk.") This information is by way of disclosing, not modeling.

I use Bridgeway-managed portfolios for 100% of my stock market investing needs. (No portfolio manager at Bridgeway is permitted to buy shares of stocks directly; we "eat our own cooking.") I have a very high threshold for short-term volatility. Also, I generally favor short-term and inflation-protected bond funds of other fund companies for money I might need in the short-term and can't afford to see decline significantly. The following new allocation reflects my significant trimming of ultra-small fund targets, since they have appreciated so tremendously in the last few years. To clarify, the following table shows my allocation of how I target use of our funds in investing my own money. It does not show how I manage money within each fund. Here's my target allocation:

                      TARGET ASSET ALLOCATION (% OF TOTAL)

                                   Less than                   Mid-term    Long-term    Long-term
                                    One-year    Short-term    Aggressive  Aggressive   Aggressive
Bridgeway-managed Fund              Taxable       Taxable      Taxable      Taxable   Tax-Deferred
----------------------              -------       -------      -------      -------   ------------
Ultra-Small Company                                   5           20           23           23
Micro-Cap Limited                                     5           18           19           19
Aggressive Investors 1                                            16           32           21
Aggressive Investors 2                                5           16           11           22
Calvert Large-Cap Growth                                           6            5            5
Balanced                                             25           24           10           10
Inflation-Protected Treasuries         30            30
Short-term bonds                       40            30
Cash                                   30
                                      ---           ---          ---          ---          ---
Total                                 100           100          100          100          100

I am currently slightly favoring Aggressive Investors 2 over Aggressive Investors 1 in my tax-deferred IRA account (only). This is likely only for the period that Aggressive Investors 2 has significantly less money under management and may therefore be the more "nimble" fund. Keep in mind that my target asset allocation discussed herein is for the period ended December 31, 2003. While my target asset allocation is fairly static (I believe it has changed twice in ten years), it could change in the future without notice. If/when that happens, I commit to updating shareholders either in their next letter or on our website.

Update on the Fund Industry Scandals

In the next shareholder letter I am planning to write an update on industry developments since my last report. There have been new revelations of impropriety, much criticism, speculation about who should have known what and an avalanche of proposed new regulations. In the midst of all this, like many others, I have asked myself what changes should take place to protect shareholder interests industry-wide. Our industry probably needs to pay more attention to compliance and new regulations to shore up some loopholes. Indeed, Bridgeway has budgeted more than twice the resources for compliance in 2004 than in 2003, partly in recognition of our growth and partly to stay on top of the new requirements. Nevertheless, I believe compliance, regulations, and even enforcement are a small part of the answer to protecting shareholders' interests, no amount of which will adequately protect shareholders if the men and women who serve the investing public do not apply principals of fairness and fiduciary duty. I believe the vast majority of these problems would vanish if leaders at all "levels" of fund companies would continually test their actions by asking one of our guiding principals, "What is in the best long-term interest of current shareholders?" We don't and won't always get it right, but we are very intentional in seeking to do so.

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here (including my personal targeted fund allocation presented above) are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or Fund applies only as of the quarter end, December 31, 2003, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance. This report must be preceded or accompanied by a current Bridgeway Funds prospectus. Forum Fund Services, LLC, distributor. (03/04).

Conclusion

As always, we appreciate your feedback. We've gotten quite a bit of positive feedback from shareholders recently, both about our performance and some of our policies in light of recent industry scandals. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming -- we continually look for ways to improve our service.

Sincerely,

/s/ John Montgomery
John Montgomery

                              BRIDGEWAY FUNDS, INC.
                              LARGE-CAP VALUE FUND
                       SCHEDULE OF INVESTMENTS (unaudited)
                     Showing percentage of total net assets
                                December 31, 2003


        Industry Company                                    Shares      Value
        -------- -------                                    ------    ----------
Common Stock - 100.65%
    Apparel - 0.77%
              Jones Apparel Group Inc                        2,200    $   77,506

    Auto Manufacturers - 5.22%
              Ford Motor Co                                 18,500       296,000
              General Motors Corp                            4,340       231,756
                                                                      ----------
                                                                         527,756

    Auto Parts & Equipment - 0.02%
              Delphi Corp                                      210         2,144

    Banks - 4.09%
              FleetBoston Financial Corp                        90         3,928
              KeyCorp                                        5,900       172,988
              State Street Corp                              4,500       234,360
              Union Planters Corp                               64         2,015
                                                                      ----------
                                                                         413,291

    Beverages - 1.60%
              Coca Cola Enterprises Inc                      7,380       161,401

    Commercial Services - 2.35%
              Cendant Corp                                  10,530       234,503
              Moody's Corp                                      40         2,422
                                                                      ----------
                                                                         236,925

    Diversified Financial Services - 19.54%
              Bear Stearns Companies Inc                     2,934       234,573
              Citigroup Inc                                  6,140       298,036
              Countrywide Financial Corp                     2,593       196,679
              E*TRADE Group Inc*                            18,400       232,760
              Goldman Sachs Group Inc                        2,400       236,952
              JP Morgan Chase & Co                           6,350       233,235
              Lehman Brothers Holdings Inc                   2,070       159,845
              MBNA Corp                                        100         2,485
              Merril Lynch & Co Inc                          1,414        82,931
              Morgan Stanley                                 5,100       295,137
              SLM Corp                                          60         2,261
                                                                      ----------
                                                                       1,974,894

    Electric - 5.69%
              Duke Energy Corp                              14,200       290,390
              NiSource Inc                                   4,500        98,730
              Southern Co                                    6,150       186,038
                                                                      ----------
                                                                         575,158

    Electrical Components & Equipment - 0.02%
              Energizer Holdings Inc*                           60         2,254

    Electronics - 2.37%
              Agilent Technologies Inc*                      8,200       239,768

    Equity Fund - 5.37%
              iShares Russell 1000 Value Fund                 9300       542,748

    Food - 1.41%
              Archer-Daniels-Midland Co                        154         2,344
              Dean Foods Co*                                    75         2,465
              Tyson Foods Inc                               10,420       137,961
                                                                      ----------
                                                                         142,770

    Gas - 1.74%
              KeySpan Corp                                   4,700       172,960
              Sempra Energy                                    100         3,006
                                                                      ----------
                                                                         175,966

    Healthcare - Services - 1.90%
              Aetna Inc                                         50         3,379
              Anthem Inc*                                       30         2,250
              Oxford Health Plans Inc*                          40         1,740
              WellPoint Health Networks Inc*                 1,900       184,281
                                                                      ----------
                                                                         191,650

    Home Builders - 9.17%
              Centex Corp                                    2,120       228,218
              DR Horton Inc*                                 5,380       232,739
              Lennar Corp                                    2,430       233,280
              Lennar Corp - Class B                              3           274
              Pulte Homes Inc                                2,480       232,178
                                                                      ----------
                                                                         926,689

    Insurance - 5.73%
              Aflac Inc                                         60         2,171
              Allstate Corp                                  3,760       161,755
              American International Group Inc               3,500       231,980
              Berkshire Hathaway Inc*                           60       168,900
              Cigna Corp                                       100         5,750
              Fidelity National Financial Inc                   75         2,908
              Old Republic International Corp                   99         2,511
              Safeco Corp                                       64         2,492
                                                                      ----------
                                                                         578,467

    Internet - 0.06%
              Amazon.Com Inc*                                  120         6,317

    Media - 3.56%
              Liberty Media Corp*                           14,700       174,783
              Time Warner Inc*                              10,300       185,297
                                                                      ----------
                                                                         360,080

    Mining - 3.20%
              Alcoa Inc                                      5,300       201,400
              Phelps Dodge Corp*                             1,600       121,744
                                                                      ----------
                                                                         323,144

    Miscellaneous Manufacturing - 4.26%
              Eastman Kodak Co                               9,200       236,164
              Textron Inc                                    3,400       194,004
                                                                      ----------
                                                                         430,168

    Office/Business Equipment - 0.04%
              Xerox Corp*                                      300         4,140

    Oil & Gas - 4.58%
              Amerada Hess Corp                              3,180       169,081
              ChevronTexaco Corp                             3,400       293,726
                                                                      ----------
                                                                         462,807

    Packaging & Containers - 0.02%
              Ball Corp                                         40         2,383

    Pharmaceuticals - 2.20%
              AmerisourceBergen Corp                            32         1,797
              Bristol-Myers Squibb Co                          400        11,440
              Caremark Rx Inc*                                 120         3,040

                              BRIDGEWAY FUNDS, INC.
                              LARGE-CAP VALUE FUND
                       SCHEDULE OF INVESTMENTS (unaudited)
                     Showing percentage of total net assets
                                December 31, 2003

               Industry Company                                 Shares        Value
               -------- --------                               ---------    ------------
   Pharmaceuticals, continued
                 Express Scripts Inc*                                 34    $      2,259
                 Medco Health Solutions Inc*                       6,000         203,940
                                                                            ------------
                                                                                 222,476

   Retail - 3.35%
                 Autonation Inc*                                   8,850         162,574
                 Best Buy Co Inc                                      60           3,134
                 Blockbuster Inc                                     130           2,333
                 CVS Corp                                            740          26,729
                 Office Depot inc*                                   160           2,674
                 Sears Roebuck & Co                                3,100         141,019
                                                                            ------------
                                                                                 338,463

   Savings and Loans - 1.63%
                 Golden West Financial Corp                        1,600         165,104

   Semiconductors - 1.68%
                 Advanced Micro Devices Inc*                      11,400         169,860

   Telecommunications - 6.70%
                 AT&T Corp                                        11,700         237,510
                 Corning Inc*                                     22,600         235,718
                 Juniper Networks Inc*                               130           2,428
                 Verizon Communications Inc                        5,730         201,008
                                                                            ------------
                                                                                 676,664

   Textiles - 0.02%
                 Mohawk Industries*                                   30           2,116

   Toys/Games/Hobbies - 2.32%
                 Hasbro Inc                                       11,020         234,506

   Transportation - 0.04%
                 Norfolk Southern Corp                               150           3,547
                                                                            ------------

   Total Common Stock (Identified Cost $9,815,919)                          $ 10,171,162

   Money Market Funds - 18.56%
                 First American Treasury Obligation Fund       1,875,930       1,875,930
                                                                            ------------

   Total Short-term Investments (Identified Cost $1,875,930)                $  1,875,930

   Total Investments - 119.21% ($11,691,849)                                $ 12,047,092

   Other Assets and Liabilities, net - (19.21)%                               (1,941,695)
                                                                            ------------
   Total Net Assets - 100.0%                                                $ 10,105,397
                                                                            ============

* Non-income producing security as no dividends were paid during the period from November 1, 2003 to December 31, 2003.

See accompanying notes to financial statements.

                  BRIDGEWAY FUNDS, INC. - LARGE-CAP VALUE FUND
                 STATEMENT OF ASSETS AND LIABILITIES (unaudited)
                             As of December 31, 2003

ASSETS:
           Investments at value (cost - $11,691,849)    $12,047,092
           Receivable for shares sold                       213,390
           Receivable for interest                              506
           Receivable for dividends                           5,669
           Due from Adviser                                   5,289
                                                        -----------
              Total assets                               12,271,946
                                                        -----------

LIABILITIES:
           Payable for shares redeemed                      198,887
           Payable for investments purchased              1,958,641
           Payable for distribution fee                          88
           Accrued expenses                                   8,933
                                                        -----------
              Total liabilities                           2,166,549
                                                        -----------
           NET ASSETS                                   $10,105,397
                                                        ===========

NET ASSETS REPRESENT:
           Paid-in capital                              $ 9,743,167
           Accumulated net investment income                  4,919
           Accumulated net realized gain                      2,068
           Net unrealized appreciation of investments       355,243
                                                        -----------
           NET ASSETS                                   $10,105,397
                                                        ===========

NET ASSET VALUE PER SHARE
Net assets
           Class N                                      $ 9,347,054
           Class R                                      $   758,343

Shares of beneficial interest outstanding
           Class N                                          870,353
           Class R                                           70,618

Net asset value and redemption price per share
           Class N                                      $     10.74
           Class R                                      $     10.74

See accompanying notes to financial statements.

                  BRIDGEWAY FUNDS, INC. - LARGE-CAP VALUE FUND
                       STATEMENT OF OPERATIONS (unaudited)
  For the period October 31, 2003 (inception of offering) to December 31, 2003

INVESTMENT INCOME:
          Dividends                                       $  10,161
          Interest                                              635
                                                          ---------
            Total income                                     10,796

EXPENSES:
          Management fees                                     3,446
          Accounting fees                                     8,784
          Audit fees                                          1,125
          Custody                                             1,200
          Insurance                                              45
          Legal                                                  75
          Registration fees                                   1,260
          Directors' fees                                        45
          Distribution fees                                      88
          Miscellaneous                                       1,346
                                                          ---------
            Total expenses                                   17,414
          Less fees waived                                  (11,537)
                                                          ---------
            Net expenses                                      5,877
                                                          ---------

NET INVESTMENT INCOME                                         4,919
                                                          ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

          Net realized gain on investments                    2,068
          Net change in unrealized appreciation             355,243
                                                          ---------
          Net realized and unrealized gain (loss)           357,311
                                                          ---------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $ 362,230
                                                          =========

See accompanying notes to financial statements.

                  BRIDGEWAY FUNDS, INC. - LARGE-CAP VALUE FUND
                 STATEMENT OF CHANGES IN NET ASSETS (unaudited)

                                                                      For the period
                                                                     October 31, 2003
                                                                      (inception of
                                                                       offering) to
                                                                    December 31, 2003
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income                                             $      4,919
     Net realized gain on investments                                         2,068
     Net change in unrealized appreciation                                  355,243
                                                                       ------------
          Net increase (decrease) resulting from operations                 362,230
                                                                       ------------
     Distributions to shareholders:
     From net investment income:
          Class N                                                                 0
          Class R                                                                 0
     From realized gains on investments:
          Class N                                                                 0
          Class R                                                                 0
                                                                       ------------
          Total distributions to shareholders                                     0

FUND SHARE TRANSACTIONS:
     Proceeds from sale of shares                                        10,646,351
     Reinvestment of dividends                                                    0
     Cost of shares redeemed                                               (903,184)
                                                                       ------------
          Net increase (decrease) from Fund share transactions            9,743,167
                                                                       ------------
          Net increase in net assets                                     10,105,397
NET ASSETS:
     Beginning of period                                                          0
                                                                       ------------
     End of period                                                     $ 10,105,397
                                                                       ============
Number of Fund shares:
     Sold                                                                 1,026,270
     Issued on dividends reinvested                                               0
     Redeemed                                                               (85,299)
                                                                       ------------
          Net increase                                                      940,971

     Outstanding at beginning of period                                           0
                                                                       ------------
     Outstanding at end of period                                           940,971
                                                                       ============

See accompanying notes to financial statements.

                  BRIDGEWAY FUNDS, INC. - LARGE-CAP VALUE FUND
                        FINANCIAL HIGHLIGHTS (unaudited)
                 (for a share outstanding throughout the period)

                                                                            Class N                                Class R

                                                                         For the period                         For the period
                                                                        October 31, 2003                       October 31, 2003
                                                                         (inception of                          (inception of
                                                                          offering) to                           offering) to
                                                                       December 31, 2003                      December 31, 2003
PER SHARE DATA
    Net asset value,
        beginning of period                                                $    10.00                              $  10.00
                                                                           ----------                              --------

    Income (loss) from investment operations:
                Net investment income*                                           0.01                                  0.01
                Net realized and unrealized gain (loss)                          0.73                                  0.73
                                                                           ----------                              --------
    Total from investment operations                                             0.74                                  0.74
                                                                           ----------                              --------

    Less distributions to shareholders:
        Net investment income                                                    0.00                                  0.00
        Net realized gains                                                       0.00                                  0.00
                                                                           ----------                              --------
    Total distributions                                                          0.00                                  0.00
                                                                           ----------                              --------

    Net asset value, end of period                                         $    10.74                              $  10.74
                                                                           ==========                              ========

TOTAL RETURN                                                                     7.40%                                 7.40%

RATIOS & SUPPLEMENTAL DATA
    Net assets, end of period                                              $9,347,054                              $758,343
    Ratios to average net assets:
        Expenses after waivers
                and reimbursements                                               0.84%                                 1.09%
        Expenses before waivers
                and reimbursements                                               2.47%                                 2.63%
        Net investment income after waivers
                and reimbursements                                               0.73%                                 0.57%

    Portfolio turnover rate #                                                    57.6%                                 57.6%

* Based on average daily shares outstanding.

# Annualized for periods less than a year

See accompanying notes to financial statements.

                              BRIDGEWAY FUNDS, INC.
                              LARGE-CAP VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (unaudited)

1.     Organization:

       Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share.

       On June 25, 2003 the Bridgeway Fund Board of Directors changed the name of Bridgeway Fund, Inc. to Bridgeway Funds, Inc. to more accurately describe the group of funds in the series. The Board also approved calling each "Portfolio" in the series a "Fund" to bring the investment companies' names in line with industry practice. Two funds were renamed:
       Ultra-Large 35 Index became Blue Chip 35 Index Fund to increase investors' understanding of the type of companies in which the fund invests and Ultra-Small Company Tax Advantage became Ultra-Small Company Market to simplify its name and to clarify that it may be appropriate for nontaxable accounts.

       Bridgeway is organized as a series fund and, as of December 31, 2003, has eleven funds: Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Small-Cap Growth, Small-Cap Value, Large-Cap Growth and Large-Cap Value Funds.

       On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On January 7, 2002, the Micro-Cap Limited Fund closed to all investors. On August 15, 2003, the Ultra-Small Company Market Fund closed to new investors. The initial public offering of the Large-Cap Growth Fund, the Large-Cap Value Fund, the Small-Cap Growth Fund and the Small-Cap Value Fund was October 31, 2003.

       Bridgeway Capital Management, Inc. (the "Adviser") is the adviser.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed in the preparation of financial statements of the Large-Cap Value Fund (the "Fund").

       Securities, Futures and other Investments Valuation

       Securities and futures are valued at the closing price traded on a principal U.S. securities exchange and on NASDAQ. Short-term investments (i.e. T-bills) are valued each day based on the straight-line amortization of the difference between settlement day price and par value until maturity. Investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUNDS, INC.
                              LARGE-CAP VALUE FUND
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

2.     Significant Accounting Policies, Continued:

       Risks and Uncertainties

       The Fund provides for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Management Contract:

       The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee, which is computed and paid monthly. It equals the total fee rate times the average daily net assets of the Fund for the month. The total fee rate, an annualized number, is comprised of two parts, the base fee rate and the performance fee rate. The base fee rate is equal to 0.50% of the of the Fund's average daily net assets.

       The performance fee rate equals .336% times the difference in cumulative total return between the Fund and the Russell 1000 Value Index with dividends reinvested (hereinafter "Index") over the trailing five-year period through the end of the prior quarter. The performance fee rate varies from a minimum of -0.05% to a maximum of +0.05% However, the performance fee rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

4.     Distribution and Shareholder Servicing Fees:

       The Fund acts as distributor of its shares, pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. In accordance with this plan, the Adviser pays all distribution (12b-1) fees on Class N shares. On October 22, 2003, shareholders approved an amendment to the plan to include a provision for a second class of shares, Class R, that permits shareholders to pay distribution and service (12b-1) fees up to 0.25% for the purpose of paying for maintenance fees charged by more expensive "no-transaction fee" fund marketplaces. During the period ended December 31, 2003 distribution fees of $88 were accrued to Class R shareholders.

                              BRIDGEWAY FUNDS, INC.
                              LARGE-CAP VALUE FUND
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

5.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Mike Mulcahy is also a Director of both Bridgeway Funds and the Adviser. Under the Investment Company Act of 1940 definitions, they are considered to be "affiliated" and "interested." Compensation of John Montgomery is borne by the Adviser rather than the Fund. Mike Mulcahy and the other officers of the Fund are staff members of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has agreed to reimburse the Fund for any operating expenses above 0.84% on Class N shares and 1.09% on Class R shares.

6.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, the Fund pays a fee, computed and paid monthly based on the average month end total assets plus a fee per transaction.

7.     Purchases and Sales of Investment Securities:

       Aggregate purchases and sales of investment securities, other than cash equivalents were $10,157,932 and $466,140, respectively, for the period October 31, 2003 (inception of offering) to December 31, 2003.

8.     Federal Income Taxes:

       The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax is provided.

       Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses and tax allocations.

9.     Subsequent Event:

       On January 2, 2004 Forum Fund Services, LLC became the distributor for Bridgeway Funds. On February 2, 2004 the Fund Services division of Citigroup, Global Transaction Services became the transfer agent for Bridgeway Funds.

[BRIDGEWAY FUNDS LOGO]

March 10, 2004                             December Quarter - Semi-Annual Report

Dear Blue Chip 35 Index Fund Shareholder,

The Fund appreciated 14.38% for the full six months from July to December, 2003, compared to a 15.15% increase of our primary benchmark, the S&P 500 Index and a 15.13% for our peer group, the Lipper Growth and Income Fund Index. Although I usually hate under performing our benchmarks, I feel this was not a bad showing given the huge advantage of smaller stocks during the period and our fund's emphasis on ultra-large ones. The table below presents our December semi-annual, one-year, five-year, and life-to-date financial results according to the formula required by the SEC.

                                        Six Months        l Year         5 Year        Life-to-Date
                                          7/1/03          1/1/03         1/1/99          7/31/97
                                       to 12/31/03(4)   to 12/31/03   to 12/31/03(5)   to 12/31/03(5)
                                       --------------   -----------   --------------   --------------
Blue Chip 35 Index Fund                   14.38%           28.87%         1.23%            6.28%
S&P 500 Index (1)                         15.15%           28.68%        -0.57%            3.91%
Bridgeway Ultra-Large 35 Index (2)        14.50%           29.41%         1.78%            6.53%
Lipper Growth and Income Funds (3)        15.13%           27.31%         1.68%            3.67%

       Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call 1-800-661-3550 or visiting the Fund's website at www.bridgeway.com. Returns listed in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

         (1) The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. (2) The Bridgeway Ultra-Large 35 Index is an index comprised of very large, "blue chip" U.S. stocks, excluding tobacco; it is compiled by the adviser of the Fund. (3) The Lipper Growth and Income Funds reflect the aggregate record of domestic growth and income mutual funds as reported by Lipper, Inc. It is not possible to invest directly in an index or average. (4) Periods less than one year are not annualized. (5) Periods longer than one year are annualized

For the full calendar year and on the strength of the prior six-month period, our Fund was up 28.87%, edging out the record of both the S&P 500 Index (28.68%) and the Lipper Growth and Income Funds Index (27.31%). We have now beaten the S&P 500 Index in five of six full calendar years since inception. Since this period includes some very different market environments, I am very pleased with the relative consistency. We have produced these historical market-beating returns with less market risk (as measured by "beta," an esoteric statistical measure of volatility) and less short-term risk (as measured by the magnitude of "down" quarters). We have done so with better tax efficipncy than other funds following our primary market benchmark.

According to data from Lipper, Inc., our Fund ranked 417th of 1,225 growth and income funds over the last year and 328th of 755 over the last five years. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

Performance Summary

TRANSLATION: We have beaten the S&P 500 Index and peer benchmark by more than two percentage points per year since inception. However, over shorter periods our record is mixed.

The graph below presents the growth of $10,000 invested in the Fund and each of three benchmarks since inception on July 31,1997.

GROWTH OF $ 10,000 INVESTED IN VARIOUS FUNDS AND INDEXES FROM 7/31/97 (INCEPTION) TO 12/31/03

                              [PERFORMANCE GRAPH]

                                                     7/31/1997      9/30/1997    12/31/1997     3/31/1998     6/30/1998
UL 35 INDEX PORTFOLIO (QUARTERLY)                         0.00%         -1.40%         1.42%        17.00%         4.27%
UL 35 INDEX PORTFOLIO                                10,000.00       9,860.00     10,000.00     11,700.00     12,200.00
S&P 500 INDEX (START 07/31/97)                       10,000.00       9,956.76     10,241.61     11,667.16     12,051.25
ULTRA-LARGE 35 INDEX                                 10,000.00       9,860.00     10,000.00     11,700.00     12,203.52
LIPPER GROWTH & INCOME FUNDS (START 7/31/97)         10,000.00      10,111.42     10,209.91     11,373.94     11,395.79
PORTFOLIO QTR                                                                                                  1.220352
 INDEX QTR
 QTR DIFFERENCE


                                                     9/30/1998     12/31/1998     3/31/1999     6/30/1999     9/30/1999
UL 35 INDEX PORTFOLIO (QUARTERLY)                        -9.02%         25.33%         8.82%         5.05%        -4.55%
UL 35 INDEX PORTFOLIO                                11,100.00      13,911.32     15,137.60     15,901.52     15,177.81
S&P 500 INDEX (START 07/31/97)                       10,854.73      13,162.52     13,817.48     14,789.82     13,868.06
ULTRA-LARGE 35 INDEX                                 11,060.02      13,740.12     14,742.30     15,616.25     14,945.08
LIPPER GROWTH & INCOME FUNDS (START 7/31/97)          9,974.93      11,596.42     11,842.09     12,940.56     11,905.38
PORTFOLIO QTR                                             1.11           1.37          1.47          1.56          1.49
 INDEX QTR
 QTR DIFFERENCE


                                                    12/31/1999      3/31/2000     6/30/2000     9/29/2000    12/29/2000
UL 35 INDEX PORTFOLIO (QUARTERLY)                        19.47%          3.46%        -5.29%        -3.76%        -9.99%
UL 35 INDEX PORTFOLIO                                18,132.53      18,760.58     17,767.85     17,099.28     15,391.03
S&P 500 INDEX (START 07/31/97)                       15,931.52      16,296.89     15,863.96     15,710.17     14,480.92
ULTRA-LARGE 35 INDEX                                 17,909.50      18,664.08     17,586.69     16,863.87     15,040.89
LIPPER GROWTH & INCOME FUNDS (START 7/31/97)         12,971.81      13,190.20     12,859.27     13,237.94     13,022.98
PORTFOLIO QTR                                             1.79           1.87          1.76    9/29 ULI RESTATED
 INDEX QTR                                                           0.046272      0.000099
 QTR DIFFERENCE


                                                     3/30/2001      6/30/2001     9/30/2001    12/31/2001     3/31/2002
UL 35 INDEX PORTFOLIO (QUARTERLY)                        -9.32%          6.17%       -12.45%         7.89%         0.15%
UL 35 INDEX PORTFOLIO                                13,956.45      14,817.20     12,972.73     13,996.62     14,017.36
S&P 500 INDEX (START 07/31/97)                       12,764.14      13,511.17     11,528.31     12,760.25     12,795.39
ULTRA-LARGE 35 INDEX                                 13,951.93      14,743.00     13,018.07     14,235.26     14,165.51
LIPPER GROWTH & INCOME FUNDS (START 7/31/97)         11,999.10      12,650.47     10,998.33     12,056.37     12,265.35
PORTFOLIO QTR                                                            6.17%       -12.45%         7.89%         0.15%
 INDEX QTR                                                               5.67%       -11.70%         9.35%        -0.49%
 QTR DIFFERENCE                                                          0.50%        -0.75%        -1.46%         0.64%


                                                     6/30/2002      9/30/2002    12/31/2002     3/31/2003     6/30/2003
UL 35 INDEX PORTFOLIO (QUARTERLY)                       -12.28%        -15.35%        10.23%
UL 35 INDEX PORTFOLIO                                12,296.29      10,409.34     11,474.28     11,137.42     12,926.99
S&P 500 INDEX (START 07/31/97)                       11,081.14       9,166.60      9,940.09      9,627.04     11,108.93
ULTRA-LARGE 35 INDEX                                 12,376.40      10,489.00     11,595.59     11,265.12     13,105.84
LIPPER GROWTH & INCOME FUNDS (START 7/31/97)         11,017.33       9,204.38      9,898.91      9,488.34     10,945.36
PORTFOLIO QTR                                           -12.28%        -15.35%        10.23%        -2.94%        16.07%
 INDEX QTR                                              -12.63%        -15.25%        10.55%        -2.85%        16.34%
 QTR DIFFERENCE                                           0.35%         -0.10%        -0.32%        -0.09%        -0.27%


                                                     9/30/2003     12/31/2003
UL 35 INDEX PORTFOLIO (QUARTERLY)
UL 35 INDEX PORTFOLIO                                13,095.42      14,786.41
S&P 500 INDEX (START 07/31/97)                       11,402.94      12,791.40
ULTRA-LARGE 35 INDEX                                 13,289.32      15,006.30
LIPPER GROWTH & INCOME FUNDS (START 7/31/97)         11,207.91      12,601.89
PORTFOLIO QTR                                             1.30%         12.91%
 INDEX QTR                                                1.40%         12.92%
 QTR DIFFERENCE                                          -0.10%         -0.01%


Detailed Explanation of Calendar Year Performance

Our list of annual performance by stock reflects the broad recovery following the extended three-year bear market. Only four of our stocks had (small) negative returns. Healthcare and telecommunications stocks were represented among our five best and five worst performing stocks. No sector of the market dominated.

The "roughly equal weighted" structure of our index helped the Fund's performance over the last calendar year, allowing us to inch past the record of the S&P 500 market weighted index. (Equal weighting means you invest more into companies that have recently declined; market weighting means you add more to companies that have recently appreciated. Thus the investment Structure of this fund is more "value" or "contrarian" oriented relative to more traditional indexes such as those from S&P.) To see the benefit of this structure, consider the performance of Ford Motor Company. The stock declined 18.2% from a high of $9.30 on December 31, 2002 to $7.52 on March 31, 2003 (including dividends).
The company cost our Fund approximately one half of a percentage point in performance during the period. However, our equal weighting structure forced us to buy additional shares as the price fell. During the last three quarters of 2003, Ford appreciated 118.6% and added approximately 2.5% to the performance of the Fund, resulting in a 2% net gain for the year.

This helped make up for the handicap we suffered in 2003 from the fact that ultra-large stocks (the focus of this Fund) as a whole lagged "large companies," as represented by the S&P 500 Index. To illustrate this "handicap," we can compare the performance of the largest category of U.S. companies in the Center for Research in Security Prices' database; these are roughly equal to the size of ultra-large (or blue chip) companies in Bridgeway's analysis. These largest companies, "first decile stocks," appreciated 25.7% in 2003. By comparison, the second largest category, the "second decile," which is still quite large, appreciated 37.4%, and the next smaller decile appreciated 40.2%. Clearly, by size alone, our Fund had a disadvantage.

Total Return for Blue Chip 35 Index Fund Stocks for the Calendar Year 2003

Rank   Company                              Industry                        % Change
----   -------                              --------                        --------
  1    Intel Corp                           Semiconductors                    43.7%
  2    Texas Instruments Inc                Semiconductors                    42.9%
  3    Cisco Systems Inc                    Telecommunications                35.8%
  4    Ford Motor Co                        Auto Manufacturers                34.6%
  5    3MCo                                 Miscellaneous Manufacturers       22.7%
  6    ChevronTexaco Corp                   Oil & Gas                         20.0%
  7    McDonald's Corp                      Retail                            19.6%
  8    Time Warner Inc (2)                  Media                             18.1%
  9    Citigroup Inc                        Diversified Financial Services    15.0%
  10   Wells Fargo & Co                     Banks                             13.9%
  11   Home Depot Inc                       Retail                            13.6%
  12   Coca-Cola Co                         Beverages                         12.9%
  13   Bristol-Myers Squibb Co              Pharmaceuticals                   12.6%
  14   Hewlett-Packard Co                   Computers                         12.6%
  15   United Parcel Service Inc            Transportation                    12.5%
  16   American International Group         Insurance                         12.3%
  17   Exxon Mobil Corp                     Oil & Gas                         11.7%
  18   Comcast Corp                         Media                             11.2%
  19   Berkshire Hathaway Inc               Insurance                         11.2%
  20   General Electric Co                  Miscellaneous Manufacturers        9.9%
  21   Oracle Corp                          Software                           9.9%
  22   International Business Machines      Computers                          9.9%
       Corp
  23   Pfizer Inc                           Pharmaceuticals                    9.1%
  24   Procter & Gamble Co                  Cosmetics/Personal Care            8.6%
  25   Fannie Mae                           Diversified Financial Services     8.2%
  26   Du Pont El de Nemours & Co           Chemicals                          7.8%
  27   Bank of America Corp                 Banks                              7.6%
  28   Dell Inc                             Computers                          7.6%
  29   Eli Lilly & Co                       Pharmaceuticals                    6.9%
  30   SBC Communications Inc               Telecommunications                 6.1%
  31   AT&T Corp                            Telecommunications                 4.7%
  32   Microsoft Corp                       Software                           3.4%
  33   PepsiCo Inc                          Beverages                          3.0%
  34   Johnson & Johnson                    Healthcare-Products               -0.1%
  35   Wal-Mart Stores Inc                  Retail                            -1.3%
  36   Verizon Communications Inc           Telecommunications                -1.4%
  37   Merck & Co Inc (3)                   Pharmaceuticals                   -5.4%
       Dormant companies (1)
   1   Zimmer Holdings Inc                  Healthcare-Products               69.3%
   2   Travelers Property Casualty Corp     Insurance                          2.9%

Notes:

(1) Dormant companies are small positions typically acquired as spin-offs. We do not invest new money in them and will either hold or sell them depending on tax consequence. Returns of the dormant companies that were in the Blue Chip Index Fund before December 31, 2002 are shown separately. Returns of the companies that were spun off during the period are included in the returns of the parent companies.

(2)  Renamed from AOL Time Warner on 10/16/03.

(3) Total return of Merck & Co. includes the return of Medco Health Solutions that was spun-off within the performance period on August 20, 2003.

Feedback from a Shareholder

As you know, we solicit feedback at the end of each shareholder letter. We want to know what our shareholders are thinking or experiencing and their ideas on how we can improve. Recently a shareholder wrote to express appreciation for our historical risk-adjusted returns, frugality, open communications, and integrity. He also offered two suggestions for shareholder letters.

The first was to provide some insight into how we perceived the stock market climate during the quarter or semi-annual period. The second was to explain the application of our strategy with respect to that market environment. I have to admit that insight on the market climate is generally lacking in these letters and that exploitative macro-market strategy is altogether missing. I spend very little time thinking about the direction of the market or the economy. One of the strengths of our quantitative stock picking process is continuing to apply our investment process uniformly in all market environments. Thus, I might have insights on the market retroactively, but prospectively, I'm just trying to pick one good stock at a (time by following our models.

I occasionally provide some statistical comments when they are dramatic or when they help explain our performance. They are always in the light of "Monday morning quarterbacking;" they are rarely prospective in tone. For example, in 2003 one dramatic market trend was that some of the best performing stocks were "lower quality" ones with poor fundamentals and higher debt, characteristics that our models in aggregate might shy away from. We beat the market with this fund in spite of underemphasizing this kind of stock. (If we had underperformed our market benchmark, I may have discussed this trend as a factor.)

Changes At Bridgeway

TRANSLATION: We consider good shareholder service both essential and delightful. Your Bridgeway Funds staff continually looks for ways to improve service quality, while "putting the squeeze" on costs. Outsourcing the account maintenance (transfer agent) function has provided more choices for shareholders investing directly with Bridgeway and has rendered more Bridgeway staff resources available to all callers with questions about our Funds.

Calendar year 2003 was a challenging one for our industry. For our fund family and shareholders, it was also a challenging year - more and less. We started the year with more people on staff but less help with fund performance from a sluggish market. When the market slowly turned the corner, more investments flowed rapidly into the funds resulting in more closed funds, and giving investors less to choose from. Finally, in November four new Bridgeway funds opened, creating more Bridgeway products. Through all fluctuations, we remain dedicated to your best interests. In that spirit we have made changes to our operations - both to better serve you and to handle our growth. One change was in the transfer agency, which is the area of mutual fund companies that manages accounts and transactions, answers your questions about share ownership, and sends out confirmation statements and tax forms.

The Fund Services division of Citigroup, Global Transaction Services, (previously known as Forum Financial Group), serves as our transfer agent. Our association with Citigroup has expanded our level of service for all shareholders. Shareholders invested directly with Bridgeway now have a wider range of choices, such as account access via the Internet. Bridgeway's web site now enables direct shareholders to view their accounts and even trade on-line. We are very pleased with the response so far.

When you call us at 800-661-3550, direct shareholders may be connected to Citigroup to manage their accounts or to order a transaction by selecting 3. For questions concerning Bridgeway funds' investing style, philosophy or methods, option 4 will connect you to our Bridgeway staff. Whether you hold your shares directly with Bridgeway or through a "fund marketplace" or brokerage firm, we encourage you to use as much Internet technology as you feel comfortable with to help keep the costs of your fund lower.

How Does He Invest His Money?

TRANSLATION: Some people say I have a steel stomach in a market downturn. Thus, my target allocation for my own investments is more aggressive than is appropriate for most people. However, I have trimmed back some on my very high exposure to very small companies.

Our phone representatives tell me that you're interested in knowing how I invest my own money. I personally have a high pain threshold in a market downturn. However, your individual situation won't be the same as mine, so I don't propose that you copy what I'm doing. (Perhaps I should say, "Don't try this at home," or "Don't try this at home unless you're in it for the long haul, have a steel stomach, and have carefully read the prospectus and are willing to accept above average market risk.") This information is by way of disclosing, not modeling.

I use Bridgeway-managed portfolios for 100% of my stock market investing needs. (No portfolio manager at Bridgeway is permitted to buy shares of stocks directly; we "eat our own cooking.") I have a very high threshold for short-term volatility. Also, I generally favor short-term and inflation-protected bond funds of other fund companies for money I might need in the short-term and can't afford to see decline significantly. The following new allocation reflects my significant trimming of ultra-small fund targets, since they have appreciated so tremendously in the last few years. To clarify, the following table shows my allocation of how I target use of our funds in investing my own money. It does not show how I manage money within each fund. Here's my target allocation:

                      TARGET ASSET ALLOCATION (% OF TOTAL)


                               Less than                Mid-term   Long-term      Long-term
                                One-year   Short-term  Aggressive  Aggressive    Aggressive
Bridgeway-managed Fund          Taxable     Taxable     Taxable     Taxable     Tax-Deferred
----------------------          -------     -------     -------     -------     ------------
Ultra-Small Company                             5          20          23             23
Micro-Cap Limited                               5          18          19             19
Aggressive Investors 1                                     16          32             21
Aggressive Investors 2                          5          16          11             22
Calvert Large-Cap Growth                                    6           5              5
Balanced                                       25          24          10             10
Inflation-Protected                30          30
Treasuries
Short-term bonds                   40          30
Cash                               30
                                  ---         ---         ---         ---            ---
Total                             100         100         100         100            100

I am currently slightly favoring Aggressive Investors 2 over Aggressive Investors 1 in my tax-deferred IRA account (only). This is likely only for the period that Aggressive Investors 2 has significantly less money under management and may therefore be the more "nimble" fund. Keep in mind that my target asset allocation discussed herein is for the period ended December 31, 2003. While my target asset allocation is fairly static (I believe it has changed twice in ten years), it could change in the future without notice. If/when that happens, I commit to updating shareholders either in their next letter or on our webjsite.

Update on the Fund Industry Scandals

In the next shareholder letter I am planning to write an update on industry developments since my last report. There have been new revelations of impropriety, much criticism, speculation about who should have known what and an avalanche of proposed new regulations. In the midst of all this, like many others, I have asked myself what changes should take place to protect shareholder interests industry-wide. Our industry probably needs to pay more attention to compliance and new regulations to shore up some loopholes. Indeed, Bridgeway has budgeted more than twice the resources for compliance in 2004 than in 2003, partly in recognition of our growth and partly to stay on top of the new requirements.

Nevertheless, I believe compliance, regulations, and even enforcement are a small part of the answer to protecting shareholders' interests, no amount of which will adequately protect shareholders if the men and women who serve the investing public do not apply principals of fairness and fiduciary duty. I believe the vast majority of these problems would vanish if leaders at all "levels" of fund companies would continually test their actions by asking one of our guiding principals, "What is in the best long-term interest of current shareholders?" We don't and won't always get it right, but we are very intentional in seeking to do so.

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here (including my personal targeted fund allocation presented above) are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or Fund applies only as of the quarter end, December 31, 2003, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance. This report must be preceded or accompanied by a current Bridgeway Funds prospectus. Forum Fund Services, LLC, distributor. (03/04).

Conclusion

As always, we appreciate your feedback. We've gotten quite a bit of positive feedback from shareholders recently, both about our performance and some of our policies in light of recent industry scandals. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming -- we continually look for ways to improve our service.

Sincerely,

/s/ John Montgomery
John Montgomery

                              BRIDGEWAY FUNDS, INC.
                             BLUE CHIP 35 INDEX FUND
                     SCHEDULE OF FUND INVESTMENTS, unaudited
                     Showing percentage of total net assets
                                December 3 1,2003

Industry Company                                 Shares         Value
----------------                                 -------    ------------
Common Stock - 99.8%
  Auto Manufacturers - 3.7%
         Ford Motor Co                            53,082    $    849,312

  Banks - 5.3%
         Bank of America Corp                      7,514         604,351
         Wells Fargo & Co                         10,460         615,989
                                                            ------------
                                                               1,220,340

  Beverages - 5.3%
         Coca-Cola Co/The                         12,257         622,043
         PepsiCo Inc                              12,605         587,645
                                                            ------------V
                                                               1,209,688

  Chemicals - 2.8%
         El Du Pont de Nemours & Co               14,052         644,846

  Computers - 8.0%
         Dell Inc *                               17,944         609,737
         Hewlett-Packard Co                       26,793         615,435
         International Business
         Machines Corp                             6,572         609,093
                                                            ------------
                                                               1,834,265

  Cosmetics & Personal Care - 2.8%
         Procter & Gamble Co                       6,418         641,030

  Diversified Financial Services - 5.4%
         Citigroup Inc                            12,714         617,138
         Fannie Mae                                8,238         618,344
                                                            ------------
                                                               1,235,482

  Healthcare - Products - 2.9%
         Johnson & Johnson                        12,412         641,204
         Zimmer Holdings Inc *                       355          24,992
                                                            ------------
                                                                 666,196

  Insurance - 5.6%
         American International
         Group Inc                                 9,711         643,645
         Berkshire Hathaway Inc *                    229         644,635
                                                            ------------
                                                               1,288,280

  Media - 5.5%
         Comcast Corp *                           19,748         647,537
         Time Warner Inc *                        34,189         615,060
                                                            ------------
                                                               1,262,597

  Miscellaneous Manufacture - 5.1%
         3MCo                                      7,153         608,220
         General Electric Co                      17,828         552,311
                                                            ------------
                                                               1,160,531

  Oil & Gas - 5.7%
         ChevronTexaco Corp                        7,575         654,404
         Exxon Mobil Corp                         15,727         644,807
                                                            ------------
                                                               1,299,211

  Pharmaceuticals- 11.1%
         Bristol-Myers Squibb Co                  21,459         613,727
         Eli Lilly & Co                            8,580         603,431
         Medco Health Solutions Inc*               1,100          37,389

  Pharmaceuticals, continued
         Merck & Co Inc                           13,846    $    639,685
         Pfizer Inc                               18,323         647,352
                                                            ------------
                                                               2,541,584

  Retail - 8.3%
         Home Depot Inc                           18,115         642,901
         McDonald's Corp                          25,871         642,377
         Wal-Mart Stores Inc                      11,619         616,388
                                                            ------------
                                                               1,901,666

  Semiconductors - 5.8%
         Intel Corp                               18,833         603,598
         Texas Instruments Inc                    24,680         725,098
                                                            ------------
                                                               1,328,696

  Software - 5.4%
         Microsoft Corp                           21,906         599,567
         Oracle Corp *                            47,948         634,352
                                                            ------------
                                                               1,233,919

  Telecommunications - 8.4%
         Cisco Systems Inc *                      28,574         692,348
         SBC Communications Inc                   24,294         633,345
         Verizon Communications Inc               17,439         611,760
                                                            ------------
                                                               1,937,453

  Transportation - 2.9%
         United Parcel Service Inc                 8,803         656,266
                                                            ------------
    Total Common Stock (Identified Cost
       $ 20,736,247)                                        $ 22,911,362

Short-term Investments - 4. 1%
  Money Market Funds - 4.1%
         First American Treasury
          Obligations Fund Class Z               948,282         948,282
                                                            ------------

  Total Short-term Investments
    (Identified Cost $948,282)                              $    948,282
                                                            ------------

Total Investments -103.9% (Cost
    $ 21,684,529)                                           $ 23,859,644
Other Assets and Liabilities,
  net -(3.9)%                                                   (899,914)
                                                            ------------

Total Net Assets -100.0%                                    $ 22,959,730
                                                            ============

* Non-income producing security as no dividends were paid during the period from July 1, 2003 to December 31,2003.

See accompanying notes to financial statements.

                BRIDGEWAY FUNDS, INC. - BLUE CHIP 35 INDEX FUND
                STATEMENT OF ASSETS AND LIABILITIES (unaudited)
                            As of December 31, 2003

ASSETS:
   Investments at value (cost - $21,684,529)                                 $ 23,859,644
   Receivable from Adviser                                                          4,141
   Receivable for shares sold                                                     195,346
   Receivable for interest                                                            127
   Receivable for dividends                                                        21,264
   Prepaid expenses                                                                12,361
                                                                             ------------
      Total assets                                                             24,092,883
                                                                             ------------

LIABILITIES:
   Payable to custodian                                                             5,714
   Payable for shares redeemed                                                     48,185
   Payable for investments purchased                                            1,064,159
   Accrued expenses                                                                15,095
                                                                             ------------
      Total liabilities                                                         1,133,153
                                                                             ------------
   NET ASSETS (3,291,885 SHARES OUTSTANDING)                                 $ 22,959,730
                                                                             ============
   Net asset value, offering and redemption price per share ($22,959,730 /
     3,291,885                                                               $       6.97
                                                                             ============
NET ASSETS REPRESENT:
   Paid-in capital                                                           $ 22,180,916
   Undistributed net investment income                                              1,389
   Undistributed net realized loss                                             (1,397,690)
   Net unrealized appreciation of investments                                   2,175,115
                                                                             ------------
   NET ASSETS                                                                $ 22,959,730
                                                                             ============

See accompanying notes to financial statements.

                 BRIDGEWAY FUNDS, INC. - BLUE CHIP 35 INDEX FUND
                       STATEMENT OF OPERATIONS (unaudited)
                   For the six months ended December 31, 2003

INVESTMENT INCOME:
   Dividends                                                                    $  131,782
   Interest                                                                            513
                                                                                ----------
      Total income                                                                 132,295
EXPENSES:
   Management fees                                                                   5,572
   Accounting fees                                                                  19,382
   Audit fees                                                                        8,668
   Custody                                                                           2,945
   Insurance                                                                           294
   Legal                                                                               446
   Registration fees                                                                 4,594
   Directors fees                                                                      649
   Miscellaneous                                                                       123
                                                                                ----------
      Total expenses                                                                42,673
   Less fees waived                                                                (24,954)
   Less expenses reimbursed                                                         (7,307)
                                                                                ----------
      Net expenses                                                                  10,412
                                                                                ----------
NET INVESTMENT INCOME                                                              121,883
                                                                                ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments                                                (68,688)
   Net change in unrealized appreciation                                         2,033,931
                                                                                ----------
   Net realized and unrealized gain                                              1,965,243
                                                                                ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $2,087,126
                                                                                ==========

See accompanying notes to financial statements.

                 BRIDGEWAY FUNDS, INC. - BLUE CHIP 35 INDEX FUND
                 STATEMENT OF CHANGES IN NET ASSETS (unaudited)

                                                          Six months ended         Year ended
                                                          December 31,2003       June 30, 2003
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                    $    121,883          $     95,898
   Net realized loss on investments                              (68,688)             (302,015)
   Net change in unrealized appreciation /
    depreciation                                               2,033,931               544,998
                                                            ------------          ------------
     Net decrease resulting from operations                    2,087,126               338,881
                                                            ------------          ------------
   Distributions to shareholders:
     From net investment income                                 (169,895)              (85,747)
     From realized gains on investments                                0                     0
                                                            ------------          ------------
      Total distributions to shareholders                       (169,895)              (85,747)
FUND SHARE TRANSACTIONS:
   Proceeds from sale of shares                               14,949,030             4,667,854
   Reinvestment of dividends                                     164,179                81,866
   Cost of shares redeemed                                    (1,834,046)           (2,771,282)
                                                            ------------          ------------
     Net increase (decrease) from Fund share
      transactions                                            13,279,163             1,978,438
                                                            ------------          ------------
     Net increase (decrease) in net assets                    15,196,394             2,231,572
NET ASSETS:
   Beginning of period                                         7,763,336             5,531,764
                                                            ------------          ------------
   End of period (including undistributed net
    investment income of $1,389 and $49,401, respectively)  $ 22,959,730          $  7,763,336
                                                            ============          ============

Number of Fund shares:
   Sold                                                        2,286,413               817,811
   Issued on dividends reinvested                                 23,589                14,464
   Redeemed                                                     (282,584)             (501,409)
                                                            ------------          ------------
     Net increase (decrease)                                   2,027,418               330,866
   Outstanding at beginning of period                          1,264,467               933,601
                                                            ------------          ------------
   Outstanding at end of period                                3,291,885             1,264,467
                                                            ============          ============

See accompanying notes to financial statements.

                 BRIDGEWAY FUNDS, INC. - BLUE CHIP 35 INDEX FUND
                        FINANCIAL HIGHLIGHTS (unaudited)
                (for a share outstandiong throughout the period)

                                                                                               Year ended
                                                Six months ended   ----------------------------------------------------------------
                                                December 31, 2003  June 30, 2003    June 30, 2002   June 30, 2001    June 30, 2000
PER SHARE DATA
   Net asset value, beginning of period          $         6.14    $         5.93   $         7.23  $         8.77   $         7.91
                                                 --------------    --------------   --------------  --------------   --------------
   Income (loss) from investment operations:
    Net investment income*                                 0.06              0.09             0.09            0.09             0.08
    Net realized and unrealized gain (loss)                0.82              0.21            (1.31)          (1.54)            0.85
                                                 --------------    --------------   --------------  --------------   --------------
      Total from investment operations                     0.88              0.30            (1.22)          (1.45)            0.93
                                                 --------------    --------------   --------------  --------------   --------------
   Less distributions to shareholders:
    Net investment income                                 (0.05)            (0.09)           (0.08)          (0.09)           (0.07)
    Net realized gains                                     0.00              0.00             0.00            0.00             0.00
                                                 --------------    --------------   --------------  --------------   --------------
      Total distributions                                 (0.05)            (0.09)           (0.08)          (0.09)           (0.07)
                                                 --------------    --------------   --------------  --------------   --------------
   Net asset value, end of period                $         6.97    $         6.14   $         5.93  $         7.23   $         8.77
                                                 ==============    ==============   ==============  ==============   ==============
TOTAL RETURN                                              14.38%             5.13%          -17.01%         -16.61%           11.74%
RATIOS & SUPPLEMENTAL DATA
   Net assets, end of period                     $   22,959,730    $    7,763,336   $    5,531,764  $    5,974,558   $    7,365,348
   Ratios to average net assets: #
    Expenses after waivers and reimbursements              0.15%             0.15%            0.15%           0.15%            0.15%
    Expenses before waivers and reimbursements             0.61%             1.07%            0.93%           0.68%            0.47%
    Net investment income after
      waivers and reimbursements                           1.76%             1.65%            1.35%           1.15%            0.98%
   Portfolio turnover rate #                                3.2%             24.9%            40.8%           24.0%            25.9%

* Based on average daily shares outstanding.

# Annualized for periods less than a year

See accompanying notes to financial statements.

                              BRIDGEWAY FUNDS, INC.
                             BLUE CHIP 35 INDEX FUND
                    NOTES TO FINANCIAL STATEMENTS (unaudited)

1.     Organization:

       Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 par value.

       On June 25, 2003 the Bridgeway Fund Board of Directors changed the name qf Bridgeway Fund, Inc. to Bridgeway Funds, Inc. to more accurately describe the group of funds in the series. The Board also approved calling each "Portfolio" in the series a "Fund" to bring the investment companies' names in line with industry practice. Two funds were renamed:
       Ultra-Large 35 Index became Blue Chip 35 Index Fund to increase investors' understanding of the type of companies in which the fund invests and Ultra-Small Company Tax Advantage became Ultra-Small Company Market to simplify its name and to clarify that it may be appropriate for nontaxable accounts.

       Bridgeway is organized as a series fund and, as of December 31, 2003, has eleven funds: Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Small-Cap Growth, Small-Cap Value, Large-Cap Growth and Large-Cap Value Funds.

       On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On January 7, 2002, the Micro-Cap Limited Fund closed to all investors. On August 15, 2003, the Ultra-Small Company Market Fund closed to new investors.

       Bridgeway Capital Management, Inc. (the "Adviser") is the adviser.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed in the preparation of financial statements of the Blue Chip 35 Index Fund (the "Fund").

       Securities Valuation

       Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUNDS, INC.
                             BLUE CHIP 35 INDEX FUND
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

2.     Significant Accounting Policies. Continued:

       Risks and Uncertainties

       The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees. On October 22, 2003 shareholders adopted a modification to the 12b-l Plan to include a provision for a future class of shares ("R shares") to accommodate 12b-1 fees up to a maximum of 0.25%, for the purpose of paying for maintenance fees charged by more expensive "no-transactrion fee" fund marketplaces. No 12b-1 fees are charged in this Fund.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Management Contract:

       The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee which is computed and paid monthly.

       The Fund pays a flat 0.08% annual management fee, computed daily and payable monthly, subject to a maximum expense ratio of 0.15%.

4.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Mike Mulcahy is also a Director of both Bridgeway Funds and the Adviser. Under the Investment Company Act of 1940 definitions, they are considered to be "affiliated" and "interested." Compensation of John Montgomery is borne by the Adviser rather than the Fund. Mike Mulcahy and the other officers of the Fund are staff members of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

                              BRIDGEWAY FUNDS, INC.
                             BLUE CHIP 35 INDEX FUND
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

4.     Related Party Transactions, Continued:

       The Adviser has agreed to reimburse the Fund for any operating expenses above 0.15%. To achieve this expense level the Adviser has waived both the management fees of $5,572 and accounting fees of $19,382 for the six months ended December 31, 2003. The Fund received reductions under expense reimbursement arrangements, which resulted in a reduction of the Fund's total expenses of $7,307. The Adviser expects to continue this contractual level of reimbursement, for the foreseeable future.

5.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, the Fund pays a fee, computed and paid monthly based on the average month end total assets of the Fund plus a fee per transaction.

6.     Purchases and Sales of Investment Securities:

       Aggregate purchases and sales of investment securities, other than cash equivalents were $13,414,898 and $219,053, respectively, for the six months ended December 31, 2003.

7.     Federal Income Taxes:

       The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax is provided.

       Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

       During the six months ended December 31, 2003, the Fund paid a dividend from net investment income of $0.0531 per share to shareholders of record.

8.     Subsequent Event:

       On January 2, 2004 Forum Fund Services, LLC became the distributor, and the Fund Services division of Citigroup, Global Transaction Services became the transfer agent for Bridgeway Funds.

[BRIDGEWAY FUNDS LOGO]

March 10, 2004                             December Quarter - Semi-Annual Report

Dear Fellow Balanced Fund Shareholders:

Our Fund had a positive return of 6.39% in the December quarter compared to a 7.95% return for the Lipper Balanced Fund Index and a 4.16% return for the Balanced Benchmark. The results are good on an absolute basis and mediocre on a relative basis.

The table below presents our December quarter, one year and life-to-date financial results according to the formula required by the SEC.

                                           December Qtr.       1 Year         Life-to-Date
                                              10/1/03          1/1/03           7/1/01
                                           to 12/31/03(3)   to 12/31/03      to 12/31/03(4)
                                           --------------   -----------      --------------
Balanced Portfolio                             6.39%           17.82%           4.28%
Lipper Balanced Fund Index (1)                 7.95%           19.94%           2.13%
Balanced Benchmark (2)                         4.16%           10.26%           2.13%

       Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call 1-800-661-3550 or visit the Fund's website at www.bridgeway.com. Returns listed in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) The Lipper Balanced Funds is an index of balanced funds compiled by Lipper, Inc. (2) Balanced Benchmark is a combined index of which 40% reflects the S&P 500 Index (an unmanaged index of large companies with dividends reinvested) and 60% reflects the Bloomberg/ EFFAS U.S. Government 1-3 year Total Return Bond Index (transparent benchmark for the total return of the 1-3 year U.S. Government bond market). The performance of these Indexes was as follows: S&P 500 was up 12.2% in December 2003 quarter, up 28.7% for the one-year period, and down 2.2% since 7/1/01; Bloomberg/EFFAS Bond Index was up 0.1% in December 2003 quarter, up 2.1% for the one-year period, and up 4.8% since 7/1/01. It is not possible to invest directly in an index or average. (3) Periods less than one year are not annualized. (4) Periods longer than one year are annualized.

For the calendar year 2003 the Balanced Fund returned 17.82%. This performance compares to a 19.94% return for the Lipper Balanced Fund Index and a return of 10.26% for the Balanced Benchmark. Even after under performing the Lipper Balanced Fund Index I am happy with our annual returns. This performance is consistent with the design of the Fund. We expect to lag our peer group in a strong bull market and especially when the market jumps higher in a relative short period of time. (We would hope to do better in a down-trending or "flat" market.)

According to data from Lipper, Inc., the Balanced Fund ranked 314th of 537 balanced funds for the calendar year 2003 and 49th of 455 funds since inception. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. I am particularly happy with the latter statistic which includes both one bear market year and one bull market year.

Performance Summary

TRANSLATION: The Balanced Fund lagged against the Lipper Balanced Fund Index for both the quarter and the calendar year 2003, but we outperformed the Balanced Benchmark for both time periods. More importantly we are ahead of both benchmarks since inception. In addition, I am encouraged by our performance in different market conditions. Our 17.82% return this calendar year captured 62.13% of the 28.68% gain for the S&P 500. In calendar year 2002 our 3.51% decline represented 15.88% of the S&P 500 decline of 22.10%.

The graph below presents the quarterly cumulative performance of our Fund and its peer benchmarks since inception.

GROWTH OF $10,000 INVESTED IN VARIOUS FUNDS AND INDEXES FROM 6/30/01 (INCEPTION) TO 12/31/03

                              [PERFORMANCE GRAPH]

                                                 INC. 6/30/01     6/30/2001     9/30/2001    12/31/2001     3/31/2002     6/30/2002
BALANCED PORTFOLIO                                                10,000.00      9,230.00      9,771.13     10,082.76      9,921.92
LIPPER BALANCED FUND                                              10,000.00      9,241.84      9,841.08      9,900.32      9,246.20
S&P 500 INDEX (START 6/30/01)                                     10,000.00      8,532.43      9,444.22      9,470.23      8,201.47
BLOOMBERG/EFFAS BOND INDEX
  (IN BB: "USG1TR INDEX")                                         10,000.00     10,341.92     10,425.16     10,416.21     10,671.11
BALANCED BENCHMARK IS A COMBINED
  INDEX OF WHICH 40% REFLECTS THE
  S&P 500 INDEX (THE S&P 500 IS
  AN UNMANAGED INDEX OF LARGE
  COMPANIES WITH DIVIDENDS
  REINVESTED.) AND 60% THE
  BLOOMBERG / EFFAS  U.S. GOVERNMENT
  1-3 YEARS TOTAL RETURN BOND INDEX.                              10,000.00      9,618.12     10,032.79     10,037.82      9,683.25



                                                    9/30/2002     12/31/2002    3/31/2003     6/30/2003      9/30/2003   12/31/2003
BALANCED PORTFOLIO                                   9,338.87       9,427.84     9,397.46     10,177.21      10,440.50    11,107.43
LIPPER BALANCED FUND                                 8,333.19       8,789.23     8,627.71      9,568.86       9,765.32    10,541.46
S&P 500 INDEX (START 6/30/01)                        6,784.46       7,356.94     7,125.25      8,222.03       8,439.64     9,467.28
BLOOMBERG/EFFAS BOND INDEX
  (IN BB: "USG1TR INDEX")                           10,932.37      11,029.41    11,105.71     11,195.11      11,241.97    11,258.04
BALANCED BENCHMARK IS A COMBINED
  INDEX OF WHICH 40% REFLECTS THE
  S&P 500 INDEX (THE S&P 500 IS
  AN UNMANAGED INDEX OF LARGE
  COMPANIES WITH DIVIDENDS
  REINVESTED.) AND 60% THE
  BLOOMBERG / EFFAS  U.S. GOVERNMENT
  1-3 YEARS TOTAL RETURN BOND INDEX.                 9,273.21       9,560.42     9,513.52     10,005.88      10,121.04    10,541.74

Detailed Explanation of Quarterly Performance

Five companies gained more than 30% this quarter:

Rank          Description                            Industry                       % Gain
----          -----------                            --------                       ------
  1    Novell Inc                        Software                                    88.8%
  2    Nextel Communications Inc         Telecommunications                          42.5%
  3    American Power Conversion         Electrical Components & Equipment           41.6%
  4    PMC-Sierra Inc                    Semiconductors                              37.7%
  5    Great Lakes Chemical Corp         Chemicals                                   35.2%

The top gainer, Novell, is an enterprise software company that rose on the strength of its products and services and optimism about increased IT spending among large corporations. During the quarter, the company announced an agreement to acquire a leading Linux networking company, and investors rewarded Novell with a 21% gain in one day. Much to our satisfaction, our position in Novell climbed 88.8% in the December quarter.

We didn't have any 30% decliners this quarter. Medimmune Inc., a biotechnology company, was down 20.1% during the quarter. Medimmune is one of only three companies whose flu vaccine is approved for sale by the Food and Drug Administration. The stock drifted lower during the quarter on concerns of poor flu vaccine sales. However, a shortage of flu injection vaccines temporarily brightened the outlook for Medimmune's FluMist product. The stock reversed its slide, and our position ended the quarter down 20.1%.

When you look at the large gainers and decliners in the Balanced Fund, you have to remember that we may have call options written against some or all of any given stock. This has the effect of limiting the large gainers and losers you will see below.

Detailed Explanation of Calendar Year Performance

TRANSLATION: Our best performers in calendar 2003 spanned a broad segment of the economy, ranging from Mining to Telecommunications to Healthcare.

Here is the list of companies that gained more than 50% last year:

Rank   Description                              Industry                            % Gain
----   -----------                              --------                            ------
  1    Freeport-McMoRan Copper & Gold Inc       Mining                              151.1%
  2    PMC-Sierra Inc                           Semiconductors                      135.8%
  3    Novell Inc                               Software                             83.3%
  4    Nextel Communications Inc                Telecommunications                   83.2%
  5    Corning Inc                              Telecommunications                   78.5%
  6    Avaya Inc                                Telecommunications                   68.8%
  7    Newmont Mining Corp                      Mining                               68.4%
  8    Aetna Inc                                Healthcare-Services                  64.4%
  9    American Power Conversion                Electrical Components & Equip.       60.6%
  10   PerkinElmer Inc                          Electronics                          56.8%
  11   Zimmer Holdings Inc                      Healthcare-Products                  56.6%
  12   St Jude Medical Inc                      Healthcare-Products                  54.5%
  13   United Technologies Corp                 Aerospace/Defense                    53.0%
  14   Texas Instruments Inc                    Semiconductors                       51.7%
  15   Symantec Corp                            Internet                             51.2%

Our worst performing stock for the year was the same as for the quarter - Medimmune - down 33.3% for the year.

Top Ten Holdings

Here are the top ten holdings at the end of December. Please note that the option positions included here are short puts. The percentages are based on a theoretical stock position, that is, as if we owned the underlying stock. We are obligated to buy the underlying stock at a specific strike price for a specific period of time.

                                                                                                    % of Net
Rank    Description                                                           Industry               Assets
----    -----------                                                           --------               ------
  1     Nextel Comm. Inc. Class A, incl. Jan $20, $22.5, $25 & Feb $25 puts   Telecommunications       3.7%
  2     Ford Motor Co., incl. Jan $10, $12.5, March $12.5 & $15 puts          Auto Manufacturers       3.1%
  3     Duke Energy Corp., incl. Jan $17.5, Feb $20 & Apr $17.5 puts          Electric                 2.8%
  4     General Motors Corp., incl. Jan $45 & Feb $50 puts                    Auto Manufacturers       2.6%
  5     Bristol-Myers Squibb Co., incl. Jan $25, March $25 & $27.5 puts       Pharmaceuticals          2.2%
  6     Earthlink Inc., incl. Jan $10 & Feb $10 puts                          Internet                 1.9%
  7     Agilent Tehcnologies Inc. Feb $25 puts                                Electronics              1.8%
  8     Urban Outfitters Inc. Jan $35 & Feb $35 puts                          Retail                   1.8%
  9     Novell Inc., incl. Feb $10 puts                                       Software                 1.6%
 10     Avaya Inc., incl. March $12.5 puts                                    Telecommunications       1.6%
                                                                                                      ----
                                                                                                      23.1%

The following sections were written by John Montgomery and go farther into our philosophy, views, and observations.

Feedback from a Shareholder

As you know, we solicit feedback at the end of each shareholder letter. We want to know what our shareholders are thinking or experiencing and their ideas on how we can improve. Recently a shareholder wrote to express appreciation for our historical risk-adjusted returns, frugality, open communications, and integrity. He also offered two suggestions for shareholder letters.

The first was to provide some insight into how we perceived the stock market climate during the quarter or semi-annual period. The second was to explain the application of our strategy with respect to that market environment. I have to admit that insight on the market climate is generally lacking in these letters and that exploitative macro-market strategy is altogether missing. I spend very little time thinking about the direction of the market or the economy. One of the strengths of our quantitative stock picking process is continuing to apply our investment process uniformly in all market environments. Thus, I might have insights on the market retroactively, but prospectively, I'm just trying to pick one good stock at a time by following our models.

I occasionally provide some statistical comments when they are dramatic or when they help explain our performance. They are always in the light of "Monday morning quarterbacking;" they are rarely prospective in tone. For example, in 2003 one dramatic market trend was that some of the best performing stocks were "lower quality" ones with poor fundamentals and higher debt, characteristics that our models in aggregate might shy away from. We beat the market with this fund in spite of underemphasizing this kind of stock. (If we had underperformed our market benchmark, I may have discussed this trend as a factor.)

Changes At Bridgeway

TRANSLATION: We consider good shareholder service both essential and delightful. Your Bridgeway Funds staff continually looks for ways to improve service quality, while "putting the squeeze" on costs. Outsourcing the account maintenance (transfer agent) function has provided more choices for shareholders investing directly with Bridgeway and has rendered more Bridgeway staff resources available to all callers with questions about our Funds.

Calendar year 2003 was a challenging one for our industry. For our fund family and shareholders, it was also a challenging year - more and less. We started the year with more people on staff but less help with fund performance from a sluggish market. When the market slowly turned the corner, more investments flowed rapidly into the funds resulting in more closed funds, and giving investors less to choose from. Finally, in November four new Bridgeway funds opened, creating more Bridgeway products. Through all fluctuations, we remain dedicated to your best interests. In that spirit we have made changes to our operations - both to better serve you and to handle our growth. One change was in the transfer agency, which is the area of mutual fund companies that manages accounts and transactions, answers your questions about share ownership, and sends out confirmation statements and tax forms.

The Fund Services division of Citigroup, Global Transaction Services, (previously known as Forum Financial Group) serves as our transfer agent. Our association with Citigroup has expanded our level of service for all shareholders. Shareholders invested directly with Bridgeway now have a wider range of choices, such as account access via the Internet. Bridgeway's web site now enables direct shareholders to view their accounts and even trade on-line. We are very pleased with the response so far.

When you call us at 800-661-3550, direct shareholders may be connected to Citigroup to manage their accounts or to order a transaction by selecting 3. For questions concerning Bridgeway Funds' investing style, philosophy or methods, option 4 will connect you to our Bridgeway staff. Whether you hold your shares directly with Bridgeway or through a "fund marketplace" or brokerage firm, we encourage you to use as much Internet technology as you feel comfortable with to help keep the costs of your fund lower.

How Does He Invest His Money?

TRANSLATION: Some people say I have a steel stomach in a market downturn. Thus, my target allocation for my own investments is more aggressive than is appropriate for most people. However, I have trimmed back some on my very high exposure to very small companies.

Our phone representatives tell me that you're interested in knowing how I invest my own money. I personally have a high pain threshold in a market downturn. However, your individual situation won't be the same as mine, so I don't propose that you copy what I'm doing. (Perhaps I should say, "Don't try this at home," or "Don't try this at home unless you're in it for the long haul, have a steel stomach, and have carefully read the prospectus and are willing to accept above average market risk.") This information is by way of disclosing, not modeling.

I use Bridgeway-managed portfolios for 100% of my stock market investing needs. (No portfolio manager at Bridgeway is permitted to buy shares of stocks directly; we "eat our own cooking.") I have a very high threshold for short-term volatility. Also, I generally favor short-term and inflation-protected bond funds of other fund companies for money I might need in the short-term and can't afford to see decline significantly. The following new allocation reflects my significant trimming of ultra-small fund targets, since they have appreciated so tremendously in the last few years. To clarify, the following table shows my allocation of how I target use of our funds in investing my own money. It does not show how I manage money within each fund. Here's my target allocation:

                      TARGET ASSET ALLOCATION (% OF TOTAL)

                                   Less than                   Mid-term    Long-term    Long-term
                                    One-year    Short-term    Aggressive  Aggressive   Aggressive
Bridgeway-managed Fund              Taxable       Taxable      Taxable      Taxable   Tax-Deferred
----------------------              -------       -------      -------      -------   ------------
Ultra-Small Company                                  5            20           23           23
Micro-Cap Limited                                    5            18           19           19
Aggressive Investors 1                                            16           32           21
Aggressive Investors 2                               5            16           11           22
Calvert Large-Cap Growth                                           6            5            5
Balanced                                            25            24           10           10
Inflation-Protected Treasuries         30           30
Short-term bonds                       40           30
Cash                                   30
                                      ---          ---           ---          ---          ---
Total                                 100          100           100          100          100

I am currently slightly favoring Aggressive Investors 2 over Aggressive Investors 1 in my tax-deferred IRA account (only). This is likely only for the period that Aggressive Investors 2 has significantly less money under management and may therefore be the more "nimble" fund. Keep in mind that my target asset allocation discussed herein is for the period ended December 31, 2003. While my target asset allocation is fairly static (I believe it has changed twice in ten years), it could change in the future without notice. If/when that happens, I commit to updating shareholders either in their next letter or on our website.

Update on the Fund Industry Scandals

In the next shareholder letter I am planning to write an update on industry developments since my last report. There have been new revelations of impropriety, much criticism, speculation about who should have known what and an avalanche of proposed new regulations. In the midst of all this, like many others, I have asked myself what changes should take place to protect shareholder interests industry-wide. Our industry probably needs to pay more attention to compliance and new regulations to shore up some loopholes. Indeed, Bridgeway has budgeted more than twice the resources for compliance in 2004 than in 2003, partly in recognition of our growth and partly to stay on top of the new requirements. Nevertheless, I believe compliance, regulations, and even enforcement are a small part of the answer to protecting shareholders' interests, no amount of which will adequately protect shareholders if the men and women who serve the investing public do not apply principals of fairness and fiduciary duty. I believe the vast majority of these problems would vanish if leaders at all "levels" of fund companies would continually test their actions by asking one of our guiding principals, "What is in the best long-term interest of current shareholders?" We don't and won't always get it right, but we are very intentional in seeking to do so.

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here (including my personal targeted fund allocation presented above) are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or Fund applies only as of the quarter end, December 31, 2003, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance. This report must be preceded or accompanied by a current Bridgeway Funds prospectus. Forum Fund Services, LLC, distributor. (03/04).

Conclusion

In closing, we would like to thank all shareholders for their support. We appreciate your feedback, so please call or write us with any questions or comments. We work for you and value your input.

Sincerely,

/s/ Richard P. Cancelmo, Jr.
Richard P. Cancelmo, Jr.

                              BRIDGEWAY FUNDS, INC.
                                  BALANCED FUND
                     SCHEDULE OF FUND INVESTMENTS, unaudited
                     Showing percentage of total net assets
                                December 31,2003

   Industry Company                                            Shares    Value
   -------- -------                                            ------    -----
Common Stock - 56.6%
   Advertising - 0.2%
            Interpublic Group of Cos Inc *                      1,400  $  21,840

   Aerospace & Defense - 0.7%
            General Dynamics Corp                                 100      9,039
            Lockheed Martin Corp                                  270     13,878
            Northrop Grumman Corp                                 400     38,240
            United Technologies Corp                              370     35,065
                                                                       ---------
                                                                          96,222

   Agriculture - 0.8%
            Monsanto Co                                         4,100    117,998

   Airlines - 0.0%
            Southwest Airlines Co                                 400      6,456

   Apparel -0.1%
            Liz Claiborne Inc                                     500     17,730

   Auto Manufacturers -2.1%
            Ford Motor Co                                       5,100     81,600
            General Motors Corp                                 3,600    192,240
            Paccar Inc                                            200     17,024
                                                                       ---------
                                                                         290,864

   Auto Parts & Equipment - 0.2%
            Johnson Controls Inc                                  240     27,869

   Banks - 3.4%
            AmSouth Bancorp                                     1,740     42,630
            Charter One Financial Inc                           1,000     34,550
            First Tennessee National Corp                       1,800     79,380
            Marshall & Ilsley Corp *                            2,000     76,500
            SouthTrust Corp                                     1,750     57,295
            State Street Corp                                   1,700     88,536
            Synovus Financial Corp                              1,500     43,380
            Wells Fargo & Co                                      800     47,112
                                                                       ---------
                                                                         469,383

   Beverages- 1.2%
            Anheuser-Busch Cos Inc                                600     31,608
            Brown-Forman Corp                                     500     46,725
            Coca-Cola Enterprises Inc                           1,500     32,805
            PepsiCo Inc                                         1,300     60,606
                                                                       ---------
                                                                         171,744

   Biotechnology - 1.6%
            Digene Corp *                                       4,000    160,400
            Genzyme Corp *                                        800     39,432
            Millipore Corp *                                      700     30,135
                                                                       ---------
                                                                         229,967

   Building Materials - 0.1%
            Masco Corp                                            500     13,705

   Chemicals - 0.7%
            Great Lakes Chemical Corp                             200      5,438
            Hercules Inc *                                      2,300     28,060
            Sigma-Aldrich Corp                                  1,200     68,616
                                                                       ---------
                                                                         102,114

   Commercial Services - 0.2%
            H&R Block Inc                                         400     22,148

   Computers - 2.7%
            Apple Computer Inc *                                  800     17,096
            Computer Sciences Corp *                              700     30,961
            EMC Corp/Massachusetts *                            3,700     47,804
            Hewlett-Packard Co                                  3,000     68,910
            Lexmark International Inc *                           430     33,815
            Sandisk Corp *                                      2,400    146,880
            Sungard Data Systems Inc *                            900     24,939
                                                                       ---------
                                                                         370,405

   Cosmetics & Personal Care - 1.0%
            Avon Products Inc                                     800     53,992
            Kimberly-Clark Corp                                   600     35,454
            Procter & Gamble Co                                   500     49,940
                                                                       ---------
                                                                         139,386

   Distribution & Wholesale - 0.2%
            WW Grainger Inc *                                     500     23,695

   Diversified Financial Services - 4.0%
            Ameritrade Holding Corp *                           5,000     70,545
            Bear Stearns Cos Inc                                1,100     87,945
            Countrywide Financial Corp                            800     60,680
            Fannie Mae                                            300     22,518
            Franklin Resources Inc                                800     41,648
            Goldman Sachs Group Inc *                             300     29,619
            Lehman Brothers Holdings Inc                          700     54,054
            MBNA Corp                                           2,000     49,700
            Merrill Lynch & Co Inc                              1,000     58,650
            SLM Corp                                            1,410     53,129
            T Rowe Price Group Inc                                700     33,187
                                                                       ---------
                                                                         561,675

   Electric- 1.0%
            American Electric Power Co Inc                        300      9,153
            Dominion Resources Inc                                160     10,213
            Duke Energy Corp                                      800     16,360
            Edison International *                              1,400     30,702
            Entergy Corp                                          600     34,278
            Southern Co                                         1,250     37,813
                                                                       ---------
                                                                         138,519

   Electrical Components & Equipment - 0.2%
            American Power Conversion                           1,000     24,500

   Electronics - 0.2%
            Jabil Circuit Inc *                                   900     25,470

   Engineering & Construction - 0.1%
            Fluor Corp                                            300     11,892

   Entertainment - 0.1%
            International Game Technology                         500     17,850

   Environmental Control - 0.1%
            Waste Management Inc                                  600     17,760

   Food - 0.8%
            Campbell Soup Co                                      600     16,080
            Sysco Corp                                          1,100     40,953
            WM Wrigley Jr Co                                    1,000     56,210
                                                                       ---------
                                                                         113,243

   Forest Products & Paper - 0.3%
            Boise Cascade Corp                                    200      6,572
            Georgia-Pacific Corp                                1,170     35,884
                                                                       ---------
                                                                          42,456

   Gas - 0.2%
            Nicor Inc                                             200      6,808
            Peoples Energy Corp                                   400     16,816
                                                                       ---------
                                                                          23,624

                              BRIDGEWAY FUNDS, INC.
                                  BALANCED FUND
               SCHEDULE OF FUND INVESTMENTS, continued, unaudited
                     Showing percentage of total net assets
                                December 31,2003

Industry Company                                               Shares    Value
-------- -------                                               ------    -----
   Hand & Machine Tools - 0.1%
           Snap-On Inc                                            300  $   9,672

   Healthcare - Products - 1.5%
           Bausch & Lomb Inc *                                    700     36,330
           Becton Dickinson & Co                                  820     33,735
           St Jude Medical Inc *                                  540     33,129
           Stryker Corp                                           980     83,310
           Zimmer Holdings Inc *                                  400     28,160
                                                                       ---------
                                                                         214,664

   Healthcare - Services - 0.2%
           Aetna Inc                                              500     33,790
           UnitedHealth Group Inc *                                20      1,164
                                                                       ---------
                                                                          34,954

   Household Products & Wares - 0.2%
           Clorox Co                                              130      6,313
           Fortune Brands Inc *                                   400     28,596
                                                                       ---------
                                                                          34,909

   Insurance - 2.1%
           AMBAC Financial Group Inc                              500     34,695
           Allstate Corp                                          500     21,510
           American International Group Inc                       800     53,024
           Metlife Inc                                            600     20,202
           Principal Financial Group                              600     19,842
           Progressive Corp                                     1,380    115,354
           Safeco Corp                                            620     24,137
                                                                       ---------
                                                                         288,764

   Internet - 1.6%
           Earthlink Inc *                                     16,600    166,000
           Symantec Corp *                                      1,200     41,400
           Yahoo! Inc *                                           400     18,012
                                                                       ---------
                                                                         225,412

   Leisure Time - 0.2%
           Brunswick Corp                                       1,070     34,058

   Lodging - 0.2%
           Marriott International Inc                             600     27,720

   Machinery - Construction & Mining - 0.2%
           Caterpillar Inc                                        300     24,906

   Machinery - Diversified - 0.1%
           Deere & Co                                             300     19,515

   Media - 1.8%
           Comcast Corp *                                       2,700     88,533
           Dow Jones & Co Inc *                                   300     14,955
           McGraw-Hill Cos Inc                                    270     18,878
           Meredith Corp                                        1,330     64,917
           Time Warner Inc *                                    1,200     21,588
           Tribune Co                                             680     35,088
                                                                       ---------
                                                                         243,959

   Mining - 0.2%
           Freeport-McMoRan Copper &
            Gold Inc                                              400     16,852
           Newmont Mining Corp                                    300     14,583
                                                                       ---------
                                                                          31,435

   Miscellaneous Manufacture - 2.2%
           3M Co                                                  680     57,820
           Crane Co *                                           2,500     76,850
           Danaher Corp                                           650     59,638
           ITT Industries Inc                                     300     22,263
           Pall Corp                                            3,300     88,539
                                                                       ---------
                                                                         305,110

   Office & Business Equipment - 0.2%
           Pitney Bowes Inc                                       600     24,372

   Oil & Gas - 2.3%
           Amerada Hess Corp                                      620     32,965
           Anadarko Petroleum Corp                                800     40,808
           Apache Corp *                                          500     40,550
           Burlington Resources Inc                             1,050     58,149
           ConocoPhillips                                         600     39,342
           Exxon Mobil Corp                                       900     36,900
           Occidental Petroleum Corp                              900     38,016
           Royal Dutch Petroleum Co                               600     31,434
                                                                       ---------
                                                                         318,164

   Oil & Gas Services - 0.3%
           Halliburton Co                                       1,650     42,900

   Packaging & Containers - 0.1%
           Bemis Co                                               200     10,000

   Pharmaceuticals - 4.3%
           Abbott Laboratories *                                1,000     46,600
           Allergan Inc *                                         400     30,724
           Bristol-Myers Squibb Co                              5,300    151,580
           Cardinal Health Inc                                    890     54,432
           Forest Laboratories Inc *                              762     47,092
           King Pharmaceuticals Inc *                           1,300     19,838
           Medco Health Solutions Inc *                         2,100     71,379
           Pfizer Inc                                             742     26,215
           Watson Pharmaceuticals Inc *                         2,700    124,200
           Wyeth                                                  500     21,225
                                                                       ---------
                                                                         593,285

   Pipelines - 0.1%
           Dynegy Inc *                                         4,200     17,976

   Retail - 3.1%
           Autozone Inc *                                         300     25,563
           Bed Bath & Beyond Inc *                                620     26,877
           Best Buy Co Inc                                        700     36,568
           Dollar General Corp                                    700     14,693
           Gap Inc                                              2,100     48,741
           Lowe's Cos Inc                                         640     35,450
           Nordstrom Inc *                                      1,200     41,160
           Staples Inc *                                          400     10,920
           Starbucks Corp *                                     1,600     53,056
           Tiffany & Co                                           400     18,080
           Wendy's International Inc *                          1,300     51,012
           Yum! Brands Inc *                                    1,850     63,640
                                                                       ---------
                                                                         425,760

   Savings & Loans - 0.4%
           Golden West Financial Corp                             517     53,349

   Semiconductors - 2.5%
           Altera Corp *                                          500     11,325
           Amkor Technology Inc *                               4,000     72,560
           Analog Devices Inc                                   1,500     68,475
           Broadcom Corp *                                      1,400     47,628
           Intel Corp                                           1,200     38,460
           LSI Logic Corp *                                     2,700     23,949
           PMC - Sierra Inc *                                   2,200     44,220
           QLogic Corp *                                          500     25,785
           Texas Instruments Inc                                  470     13,809
                                                                       ---------
                                                                         346,211

                              BRIDGEWAY FUNDS, INC.
                                  BALANCED FUND
               SCHEDULE OF FUND INVESTMENTS, continued, unaudited
                     Showing percentage of total net assets
                                December 31,2003

   Industry Company                                         Shares      Value
   -------- -------                                         ------      -----
   Software - 4.3%
            Avid Technology Inc *                             4,500  $   216,000
            BMC Software Inc *                                2,020       37,673
            Citrix Systems Inc *                              1,200       25,392
            Electronic Arts Inc *                             1,400       66,752
            First Data Corp                                     700       28,763
            IMS Health Inc                                      880       21,877
            Novell Inc *                                     15,400      162,162
            Oracle Corp *                                     3,060       40,484
                                                                     -----------
                                                                         599,103

   Telecommunications - 5.5%
            AT&T Corp                                         1,600       32,480
            AT&T Wireless Services Inc *                      9,000       71,910
            Avaya Inc *                                      11,500      148,810
            Ciena Corp *                                      1,500        9,840
            Cisco Systems Inc *                               1,400       33,922
            Citizens Communications Co *                      2,400       29,808
            Corning Inc *                                     4,000       41,720
            Nextel Communications Inc *                       6,400      179,584
            Qualcomm Inc                                        850       45,841
            Sprint Corp-FON Group                             4,500       73,890
            Verizon Communications Inc                        2,900      101,732
                                                                     -----------
                                                                         769,537

   Toys, Games & Hobbies - 0.0%
            Mattel Inc                                          200        3,854

   Transportation - 0.7%
            FedEx Corp                                          700       47,250
            Norfolk Southern Corp                             1,000       23,650
            United Parcel Service Inc/Georgia                   300       22,365
                                                                     -----------
                                                                          93,265
                                                                     -----------

   Total Common Stock (Identified Cost $6,780,907)                   $ 7,891,369

Mutual Funds - 0.2%
   REITS - 0.2%
            Equity Residential                                  700       20,657
                                                                     -----------

   Total Mutual Funds (Identified Cost $18,351)                      $    20,657

Corporate Notes - 3.0%
   Corporate Notes - 3.0%
            Luecadia National Corporation 7.75%
              Senior Notes due 08/15/13                     400,000      420,500
                                                                     -----------

   Total Corporate Notes (Identified Cost $415,315)                  $   420,500

Short-term Bills - 18.6%
   Short-term Bills - 18.6%
            U.S. Treasury Bill - due 01/02/2004             900,000      899,946
            U.S. Treasury Bill - due 01/29/2004             400,000      399,696
            U.S. Treasury Bill - due 03/11/2004             600,000      598,932
            U.S. Treasury Bill - due 04/15/2004             300,000      299,130
            U.S. Treasury Bill - due 04/29/2004             400,000      398,636
                                                                     -----------
                                                                       2,596,340
                                                                     -----------

   Total Short-term Bills (Identified Cost $2,591,977)               $ 2,596,340

U.S. Government Obligations - 20.9%
   U.S. Government Obligations - 20.9%
            U.S. Treasury Note - 1.625% due
              01/31/2005                                    200,000  $   200,874
            U.S. Treasury Note - 1.625% due
              09/30/2005                                    300,000      300,000
            U.S. Treasury Note - 1.625% due
              10/31/2005                                    200,000      199,812
            U.S. Treasury Note - 1.875% due
              11/30/2005                                    200,000      200,500
            U.S. Treasury Note - 1.875% due
              12/31/2005                                    300,000      300,327
            U.S. Treasury Note - 2.000% due
              05/15/2006                                    200,000      200,124
            U.S. Treasury Note - 2.000% due
              11/30/2004                                    100,000      100,750
            U.S. Treasury Note - 3.000% due
              01/31/2004                                    100,000      100,187
            U.S. Treasury Note - 3.000% due
              2/29/2004                                     200,000      200,686
            U.S. Treasury Note - 3.125% due
              10/15/2008                                    200,000      199,780
            U.S. Treasury Note - 3.375% due
              04/30/2004                                    300,000      302,436
            U.S. Treasury Note - 3.375% due
              11/15/2008                                    200,000      201,686
            U.S. Treasury Note - 3.500% due
              11/15/2006                                    200,000      206,812
            U.S. Treasury Note - 4.250% due
              11/15/2013                                    200,000      200,062
                                                                     -----------
                                                                       2,914,036
                                                                     -----------

   Total U.S. Government Obligations (Identified Cost
              $2,888,700)                                            $ 2,914,036

Short-term Investments - 3.1%
   Money Market Funds - 3.1%
            First American Treasury Obligations
             Fund Class Z                                   431,418      431,418
                                                                     -----------
   Total Short-term Investments (Identified Cost
              $431,418)                                              $   431,418
                                                                     -----------

Total Investments - 102.4% (Cost $13,126,668)                        $14,274,320

Covered Call Options Written - (1.1)%
   Agilent Technologies Inc
     expiring Apr 04 at $15.00                                  900       (1,148)
   Agilent Technologies Inc
     expiring Apr 04 at $35.00                                  900       (1,350)
   Agilent Technologies Inc
     expiring Feb 04 at $45.00                                1,000       (3,000)
   Agilent Technologies Inc
     expiring Feb 04 at $7.50                                 2,500       (2,063)
   Agilent Technologies Inc
     expiring Jan 04 at $25.00                                  600       (3,420)
   Agilent Technologies Inc
     expiring Jan 04 at $32.50                                2,000       (5,200)
   Agilent Technologies Inc
     expiring Jan 04 at $42.50                                2,000      (21,900)

                              BRIDGEWAY FUNDS, INC.
                                  BALANCED FUND
               SCHEDULE OF FUND INVESTMENTS, continued, unaudited
                     Showing percentage of total net assets
                                December 31,2003

   Industry Company                                             Shares    Value
   -------- -------                                              ------    -----
   Covered Call Options Written, continued
      Agilent Technologies Inc
        expiring Jan 04 at $45.00                                   400  $   (2,400)
      Agilent Technologies Inc
        expiring Jan 04 at $47.50                                 1,000      (6,000)
      Agilent Technologies Inc
        expiring Jan 04 at $50.00                                   500      (2,750)
      Agilent Technologies Inc
        expiring Jan 04 at $7.50                                  2,500      (1,375)
      Agilent Technologies Inc
        expiring Jan 04 at $70.00                                   300      (3,345)
      Agilent Technologies Inc
        expiring Jan 04 at $70.00                                   400         (80)
      Agilent Technologies Inc
        expiring Jan 04 at $80.00                                   300      (1,635)
      Agilent Technologies Inc
        expiring Mar 04 at $12.50                                 5,000      (7,750)
      Amedisys Inc
        expiring Feb 04 at $12. 50                                2,500      (4,813)
      Amedisys Inc
        expiring Feb 04 at $20.00                                 4,000      (3,400)
      Amedisys Inc
        expiring Jan 04 at $12.50                                 2,500      (4,188)
      Apache Corp
        expiring Mar 04 at $25.00                                   500        (663)
      AT&T Corp
        expiring Jan 04 at $12.50                                 1,600         (40)
      AT&T Corp
        expiring Jan 04 at $16.00                                   600      (1,170)
      Avaya Inc
        expiring Mar 04 at $15.00                                 6,500      (3,738)
      Avaya Inc
        expiring Jan 04 at $50.00                                 1,000      (1,075)
      Bank of America Corp
        expiring Feb 04 at $27.50                                 2,500      (3,938)
      Bank of America Corp
        expiring Jan 04 at $17.50                                 1,000      (1,275)
      Bank of America Corp
        expiring Jan 04 at $60.00                                   400         (50)
      Bank of America Corp
        expiring Jan 04 at $75.00                                   600      (3,120)
      Bankrate Inc
        expiring Jan 04 at $40.00                                   200      (1,480)
      Burlington Resources Inc
        expiring Jan 04 at $35.00                                   700        (543)
      Cardiotech International Inc
        expiring Jan 04 at $25.00                                   800        (140)
      Ciena Corp
        expiring Jan 04 at $7.50                                  1,500        (113)
      Citigroup Inc
        expiring Jan 04 at $65.00                                   800        (200)
      Computer Sciences Corp
        expiring Jan 04 at $22.50                                   700      (1,313)
      Digene Corp
        expiring Feb 04 at $40.00                                 3,000     (10,500)
      Digene Corp
        expiring Jan 04 at $40.00                                 1,000      (1,975)
      Electronic Arts Inc
        expiring Jan 04 at $42.50                                 1,000      (5,250)
      Engineered Support Systems Inc
        expiring Feb 04 at $13.00                                 1,000        (650)
      Engineered Support Systems Inc
        expiring Jan 04 at $14.00                                   800         (60)
      Eon Labs Inc
        expiring Jan 04 at $10.00                                11,000      (5,225)
      Ford Motor Co
        expiring Jan 04 at $50.00                                   500      (5,900)
      Halliburton Co
        expiring Feb 04 at $27.50                                 1,000        (575)
      Halliburton Co
        expiring Jan 04 at $22.50                                 2,000      (1,350)
      MAF Bancorp Inc
        expiring Feb 04 at $35.00                                 1,500      (1,875)
      MAF Bancorp Inc
        expiring Feb 04 at $85.00                                   500      (1,200)
      Multi-Color Corp
        expiring Jan 04 at $12.50                                 1,400         (35)
      Nextel Communications Inc
        expiring Feb 04 at $30.00                                 4,000      (2,700)
      Nicor Inc
        expiring Jan 04 at $12.50                                 2,500        (125)
      Nobility Homes Inc
        expiring Feb 04 at $10.00                                 5,000      (5,750)
      Nobility Homes Inc
        expiring Feb 04 at $12.50                                 5,000      (1,500)
      Online Resources Corp
        expiring Jan 04 at $12.50                                 1,500      (1,163)
      PAB Bankshares Inc
        expiring Feb 04 at $75.00                                   600      (5,400)
      PMC - Sierra Inc
        expiring Jan 04 at $20.00                                 1,100      (1,018)
      SBA Communications Corp
        expiring Jan 04 at $30.00                                 1,000      (3,150)
      Snap-On Inc
        expiring Feb 04 at $60.00                                 1,500      (8,625)
      Sprint Corp-Fon Group
        expiring May 04 at $17.50                                 2,500      (1,625)
      Stryker Corp
        expiring Jan 04 at $32.50                                   700      (1,698)
      Wyndham International Inc
        expiring Feb 04 at $40.00                                 1,000      (1,200)
                                                                         ----------
                                                                           (163,224)
                                                                         ----------

   Total Covered Call Options Written (Identified cost -
      $109,822)                                                          $ (163,224)

   Put Options Written - (0.5)%
      Agilent Technologies Inc
        expiring Feb 04 at $25.00                                10,000      (3,000)
      Agilent Technologies Inc
        expiring Feb 04 at $50.00                                 2,000      (2,200)
      Agilent Technologies Inc
        expiring Jan 04 at $10.00                                 5,000        (125)
      Agilent Technologies Inc
        expiring Jan 04 at $20.00                                 1,100        (275)
      Agilent Technologies Inc
        expiring Jan 04 at $22.50                                 1,000      (1,425)
      Agilent Technologies Inc
        expiring Jan 04 at $45.00                                 1,500        (113)
      Agilent Technologies Inc
        expiring Jan 04 at $75.00                                   300         (30)
      Agilent Technologies Inc
        expiring Mar 04 at $12.50                                 6,000      (6,450)
      Agilent Technologies Inc
        expiring Mar 04 at $12.50                                 2,000        (250)

                              BRIDGEWAY FUNDS, INC.
                                  BALANCED FUND
               SCHEDULE OF FUND INVESTMENTS, continued, unaudited
                     Showing percentage of total net assets
                                December 31,2003

             Industry Company                                  Shares     Value
             -------- -------                                  ------     -----
   Put Options Written, continued
       Agilent Technologies Inc
         expiring Mar 04 at $15.00                             10,000  $     (6,500)
       Bank of America Corp
         expiring Jan 04 at $25.00                              1,000           (75)
       Bank of America Corp
         expiring Mar 04 at $25.00                              3,000          (525)
       Bank of America Corp
         expiring Mar 04 at $27.50                              2,000        (1,350)
       Dominion Resources Inc/VA
         expiring Apr 04 at $17.50                             10,000        (3,250)
       Dominion Resources Inc/VA
         expiring Feb 04 at $20.00                              1,000          (750)
       Dominion Resources Inc/VA
         expiring Jan 04 at $17.50                             10,000          (750)
       Dominion Resources Inc/VA
         expiring Jan 04 at $40.00                              3,000        (1,125)
       Engineered Support Systems Inc
         expiring Jan 04 at $17.50                              3,500           (88)
       Eon Labs Inc
         expiring Feb 04 at $10.00                              3,500        (2,800)
       Eon Labs Inc
         expiring Jan 04 at $10.00                              6,500        (2,925)
       Ford Motor Co
         expiring Jan 04 at $12.50                              9,500          (238)
       Jabil Circuit Inc
         expiring Jan 04 at $35.00                              1,600          (440)
       Jabil Circuit Inc
         expiring Mar 04 at $35.00                              2,500        (2,625)
       MAF Bancorp Inc
         expiring Jan 04 at $25.00                              1,000          (175)
       MAF Bancorp Inc
          expiring Jan 04 at $27.50                             2,400          (240)
       Nextel Communications Inc
          expiring Feb 04 at $25.00                             5,000        (2,250)
       Nextel Communications Inc
          expiring Jan 04 at $25.00                             3,000          (300)
       Nextel Communications Inc
          expiring Jan 04 at $20.00                             2,000           (50)
       Nextel Communications Inc
          expiring Jan 04 at $22.50                             3,900          (293)
       Nitches Inc
          expiring Apr 04 at $12.50                             9,000        (4,725)
       Nitches Inc
          expiring Jan 04 at $12.50                             5,000          (375)
       Nobility Homes Inc
          expiring Feb 04 at $10.00                             6,500        (3,900)
       Snap-On Inc
          expiring Jan 04 at $75.00                               700        (9,695)
       Urban Outfitters Inc
          expiring Feb 04 at $35.00                             3,000        (4,725)
       Urban Outfitters Inc
          expiring Jan 04 at $35.00                             4,000        (3,700)
                                                                       ------------
                                                                            (67,737)
                                                                       ------------

   Total Put Options Written (Identified cost - $1 14,545)                  (67,737)

   Other Assets and Liabilities, net - (0.8)%                              (109,606)
                                                                       ------------

    Total Net Assets - 100.0%                                          $ 13,933,753
                                                                       ============

* Non-income producing security as no dividends were paid during the period from July 1, 2003 to December 31,2003.

See accompanying notes to financial statements.

                      BRIDGEWAY FUNDS, INC. - BALANCED FUND
                 STATEMENT OF ASSETS AND LIABILITIES (unaudited)
                               As of June 30, 2003

ASSETS:
       Investments at value (cost - $13,126,668)                                                  $14,274,320
       Cash                                                                                            52,064
       Receivable for shares sold                                                                      64,772
       Receivable for investments sold                                                                 12,533
       Receivable from adviser                                                                         12,808
       Receivable for interest                                                                         32,819
       Receivable for dividends                                                                         7,894
       Prepaid expenses                                                                                 9,997
                                                                                                  -----------
        Total assets                                                                               14,467,207
                                                                                                  -----------

LIABILITIES:
       Payable for shares redeemed                                                                        188
       Payable for investments purchased                                                              302,305
       Call options written at value (premiums received  $109,822)                                    163,224
       Put options written at value (premiums received  $114,545)                                      67,737
                                                                                                  -----------
             Total liabilities                                                                        533,454
                                                                                                  -----------
       NET ASSETS (1,276,003 SHARES OUTSTANDING)                                                  $13,933,753
                                                                                                  ===========
       Net asset value, offering and redemption price per share ($13,933,753 / 1,276,003)         $     10.92
                                                                                                  ===========

NET ASSETS REPRESENT:
       Paid-in capital                                                                            $12,794,130
       Undistributed net investment income                                                                669
       Undistributed net realized loss                                                                 (2,104)
       Net unrealized appreciation of investments                                                   1,141,058
                                                                                                  -----------
       NET ASSETS                                                                                 $13,933,753
                                                                                                  ===========

See accompanying notes to financial statements.

                      BRIDGEWAY FUNDS, INC. - BALANCED FUND
                       STATEMENT OF OPERATIONS (unaudited)
                   For the six months ended December 31, 2003

INVESTMENT INCOME:
       Dividends                                                                       $  34,999
       Interest                                                                           48,447
                                                                                       ---------
          Total income                                                                    83,446

EXPENSES:
       Management fees                                                                    32,083
       Registration fees                                                                   6,229
       Accounting fees                                                                    48,547
       Audit fees                                                                         21,435
       Custody fees                                                                        8,614
       Insurance                                                                             273
       Legal fees                                                                            530
       Directors fees                                                                        504
       Miscellaneous                                                                          95
                                                                                       ---------
             Total expenses                                                              118,310
       Less fees waived                                                                  (68,174)
                                                                                       ---------
             Net expenses                                                                 50,136
                                                                                       ---------

NET INVESTMENT INCOME                                                                     33,310
                                                                                       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
       Net realized gain on investments                                                   14,407
       Net realized gain on options                                                      145,960
       Net realized loss on futures contracts                                            (66,066)
       Net change in unrealized appreciation                                             832,259
                                                                                       ---------
       Net realized and unrealized gain                                                  926,560
                                                                                       ---------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $ 959,870
                                                                                       =========

See accompanying notes to financial statements.

                      BRIDGEWAY FUNDS, INC. - BALANCED FUND
                 STATEMENT OF CHANGES IN NET ASSETS (unaudited)

                                                            Six months ended              Year ended
                                                           December 31, 2003             June 30, 2003
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment income                                   $     33,310               $     62,936
      Net realized gain (loss) on investments                       14,407                   (336,871)
      Net realized gain on options                                 145,960                    316,260
      Net realized loss on futures                                 (66,066)                   (75,794)
      Net change in unrealized appreciation                        832,259                    276,940
                                                              ------------               ------------
          Net increase (decrease) resulting from operations        959,870                    243,471
                                                              ------------               ------------
      Distributions to shareholders:
          From net investment income                               (61,044)                   (37,020)
          From realized gains on investments                             0                     (4,058)
                                                              ------------               ------------
            Total distributions to shareholders                    (61,044)                   (41,078)
                                                              ------------               ------------
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                               5,213,481                  4,220,923
      Reinvestment of dividends                                     59,369                     41,032
      Cost of shares redeemed                                     (581,754)                (1,080,443)
                                                              ------------               ------------
          Net increase from Fund share transactions              4,691,096                  3,181,512
                                                              ------------               ------------
          Net increase in net assets                             5,589,922                  3,383,905
NET ASSETS:
      Beginning of period                                        8,343,831                  4,959,926
                                                              ------------               ------------
      End of period (including undistributed net investment
          income of $669 and $28,402, respectively)           $ 13,933,753               $  8,343,831
                                                              ============               ============

Number of Fund shares:
      Sold                                                         494,732                    437,874
      Issued on dividends reinvested                                 5,437                      4,388
      Redeemed                                                     (54,489)                  (114,712)
                                                              ------------               ------------
          Net increase                                             445,680                    327,550
      Outstanding at beginning of period                           830,323                    502,773
                                                              ------------               ------------
      Outstanding at end of period                               1,276,003                    830,323
                                                              ============               ============

See accompanying notes to financial statements.

                      BRIDGEWAY FUNDS, INC. - BALANCED FUND
                        FINANCIAL HIGHLIGHTS (unaudited)
                 (for a share outstanding throughout the period)

                                                                                      Year ended June 30,
                                                             Six months ended    ------------------------------
                                                             December 31, 2003      2003                2002      June 30, 2001*
PER SHARE DATA
         Net asset value,
             beginning of period                                $     10.05      $     9.87          $    10.00      $  10.00
                                                                -----------      ----------          ----------      --------

         Income (loss) from investment operations:
                    Net investment income**                            0.03            0.10                0.04          0.00
                    Net realized and unrealized loss                   0.89            0.15               (0.12)         0.00
                                                                -----------      ----------          ----------      --------
         Total from investment operations                              0.92            0.25               (0.08)         0.00
                                                                -----------      ----------          ----------      --------

         Less distributions to shareholders:
             Net investment income                                    (0.05)          (0.06)              (0.05)         0.00
             Net realized gains                                        0.00           (0.01)               0.00         0.00
                                                                -----------      ----------          ----------      --------
         Total distributions                                          (0.05)          (0.07)              (0.05)         0.00
                                                                -----------      ----------          ----------      --------

         Net asset value, end of period                         $     10.92      $    10.05          $     9.87      $  10.00
                                                                ===========      ==========          ==========      ========

TOTAL RETURN [1]                                                       9.14%           2.57%              (0.80%)        0.00%

RATIOS & SUPPLEMENTAL DATA
         Net assets, end of period                              $13,933,753      $8,343,831          $4,959,926      $370,000
         Ratios to average net assets: #
             Expenses after waivers
                    and reimbursements                                 0.94%           0.94%               0.94%         0.00%
             Expenses before waivers
                    and reimbursements                                 2.21%           1.66%               2.07%         0.00%
             Net investment income after waivers
                    and reimbursements                                 0.23%           1.06%               0.49%         0.00%

         Portfolio turnover rate #                                     65.0%           98.2%              112.5%          0.0%

[1] Not annualized for periods less than a year.

* June 30, 2001 was initial offering.

** Based on average daily shares outstanding.

# Annualized for periods less than a year

See accompanying notes to financial statements.

                              BRIDGEWAY FUNDS, INC.
                                  BALANCED FUND
                    NOTES TO FINANCIAL STATEMENTS (unaudited)

1.     Organization:

       Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 par value.

       On June 25, 2003 the Bridgeway Fund Board of Directors changed the name of Bridgeway Fund, Inc. to Bridgeway Funds, Inc. to more accurately describe the group of funds in the series. The Board also approved calling each "Portfolio" in the series a "Fund" to bring the investment companies' names in line with industry practice. Two funds were renamed:
       Ultra-Large 35 Index became Blue Chip 35 Index Fund to increase investors' understanding of the type of companies in which the fund invests and Ultra-Small Company Tax Advantage became Ultra-Small Company Market to simplify its name and to clarify that it may be appropriate for nontaxable accounts.

       Bridgeway is organized as a series fund and, as of December 31, 2003, has eleven funds: Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Small-Cap Growth, Small-Cap Value, Large-Cap Growth and Large-Cap Value Funds.

       On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On January 7, 2002, the Micro-Cap Limited Fund closed to all investors.

       Bridgeway Capital Management, Inc. (the "Adviser") is the Adviser.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed in the preparation of financial statementsof the Balanced Fund (the "Fund").

       Securities, Options, Futures and other Investments
       Valuation

       Securities and futures are valued at the closing price traded on a principal U.S. securities exchange and on NASDAQ. Options are valued at the average of the closing bid and ask prices. Non-convertible bonds, debentures, and other long-term debt securities are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds. Short-term investments (i.e. T-bills) are valued each day based on the straight-line amortization of the difference between settlement day price and par value until maturity. Investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUNDS, INC.
                                  BALANCED FUND
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

2.     Significant Accounting Policies, Continued:

       Risks and Uncertainties

       The Fund provides for various investment options, including stocks, bonds, futures and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees. On October 22, 2003 shareholders adopted a modification to the 12b-1 Plan to include a provision for future a class of shares, Class R, to accommodate 12b-1 fees up to a maximum of 0.25%, for the porpose of paying for maintenance fees charged by more expensive "no-transaction fee" fund marketplaces. No 12b-1 fees are charged in this Fund.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Derivative Instruments:

       The Fund may use derivative securities such as futures, stock options and index options.

       Futures

       A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund's exposure in these financial instruments. The Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund's activities in the futures contracts are conducted through regulated exchanges which do not result in counterparty credit risks on a periodic basis.

       Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolios as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Securities in the Fund which serve as collateral for open futures contracts are indicated on the Schedule of Investments.

                              BRIDGEWAY FUNDS, INC.
                                  BALANCED FUND
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

3.     Derivative Instruments, Continued:

       Options

       An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by the Fund for the purchase of a call or a put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When the Fund writes a call or a put option, an amount equal to the premim received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect he current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into closing purchase transaction, the Fund realizes a gain (or a losss if the cost of a closing purchase tranaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extingquished. If a call option which the Fund has written is assigned, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is assigned, the amount of the premium originally received reduces the costs of the security which the Fund purchased upon exercise of the option.

       Covered Call Options and Secured Puts

       The Fund may write call options on a covered basis, that is, the Fund will own the underlying security, or the Fund may write secured puts. The principal reason for writing covered calls and secured puts on a security is to attempt to realize income, through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline. All options were listed on exchanges and considered liquid positions with readily available market quotes. A summary of the option transactions written by the Balanced Fund follows:

                                          Written Call Options          Written Put Options
                                        ----------------------        -----------------------
                                        Contracts    Premiums         Contracts      Premiums
                                        ---------   ----------        ---------     ---------
Outstanding, June 30, 2003                  348     $   41,074            639       $  75,282
Positions opened                          2,380        278,052          3,778         425,045
Exercised                                  (651)       (80,192)          (616)       (107,559)
Expired                                    (666)       (75,486)        (2,034)       (224,198)
Closed                                     (413)       (53,626)          (352)        (54,025)
                                          -----    -----------         ------      ----------
Outstanding, December 31, 2003              998     $  109,822          1,415       $ 114,545
                                          =====    ===========         ======      ==========
Market value, December 31, 2003                    ($  163,224)                    ($  67,737)
                                                   ===========                     ==========

                              BRIDGEWAY FUNDS, INC.
                                  BALANCED FUND
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

4.     Management Contract:

       The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a flat 0.6% annual management fee, computed daily and payable monthly, subject to a maximum expense ratio of 0.94%.

5.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Mike Mulcahy is also a Director of both Bridgeway Funds and the Adviser. Under the Investment Company Act of 1940 definitions, they are considered to be "affiliated" and "interested." Compensation of John Montgomery is borne by the Adviser rather than the Fund. Mike Mulcahy and the other officers of the Fund are staff members of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has agreed to reimburse the Fund for any operating expenses above 0.94%. To achieve this expense level the Adviser has waived fees of $68,174 for the six months ended December 31, 2003. The Adviser expects to continue this contractual level of reimbursement, for the foreseeable future.

6.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, the Fund pays a fee, computed and paid quarterly based on the average month end total assets of the Fund for the quarter plus a fee per transaction.

7.     Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents and U.S. Government obligations were $5,625,256 and $2,222,424, respectively, for the six months ended December 31, 2003.

8.     Federal Income Taxes:

       The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax is provided. During the six months ended December 31, 2003, the Fund paid a dividend from net investment income of $0.0486 per share to shareholders of record.

       Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses and tax allocations. Accordingly, permanent differences in the character of income and distributions between financial statements and tax basis are reclassified to paid-in capital.

                              BRIDGEWAY FUNDS, INC.
                                  BALANCED FUND
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

9.     Subsequent Event:

       On January 2, 2004 Forum Fund Services, LLC became the distributor, and the Fund Services division of Citigroup, Global Transaction Services became the transfer agent for Bridgeway Funds.

ITEM 2. CODE OF ETHICS.

                Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

                Not applicable.


ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

        There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.


ITEM 10. CONTROLS AND PROCEDURES.
         CONCLUSIONS ON EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES

Item 10(a) - The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and, with the exception noted below, are operating effectively, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared.

Further, in their opinion, the registrant's disclosure controls and procedures are adequately designed, and, with the exception noted below, are operating effectively to ensure that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is properly recorded, processed, summarized and reported.

An exception was noted in the evaluation of the disclosure controls and procedures.

Although our systems report accurate and complete financial information they did not ensure that the semi-annual financial statements and shareholder letters were completed and distributed by the scheduled due date. Additionally, the Form N-CSR for the semi-annual period ended December 31, 2003 was not filed on time. The outsourcing of the Funds' distributor, transfer agency, accounting, pricing and administration functions has been completed since December 31, 2003 and is expected to ensure that reporting is accomplished on or before the due date per regulations.

Item 10(b) - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.  EXHIBITS.

(a)   Not applicable.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940. Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.



                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By  /s/ John Montgomery                                 Date    April 1, 2004
   -------------------------------------------------        -------------------
   John Montgomery, President, Bridgeway Funds, Inc.


By  /s/ Glen Feagins                                    Date    April 1, 2004
   -------------------------------------------------        -------------------
   Glen Feagins, Treasurer,  Bridgeway Funds, Inc.

                         EXHIBIT INDEX

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940. Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.